                               TABLE OF CONTENTS

Letter to Shareholders...........................  1
Economic Snapshot................................  2
Performance Results..............................  3
Performance in Perspective.......................  4
Portfolio Management Review......................  5
Glossary of Terms................................  8
Portfolio Highlights.............................  9
Portfolio of Investments......................... 10
Statement of Assets and Liabilities.............. 32
Statement of Operations.......................... 33
Statement of Changes in Net Assets............... 34
Financial Highlights............................. 35
Notes to Financial Statements.................... 38
Report of Independent Accountants................ 47

NOT FDIC INSURED. MAY LOSE VALUE. NO BANK GUARANTEE.

                             LETTER TO SHAREHOLDERS

October 20, 1999

Dear Shareholder,
    With the volatility that we've experienced recently in many financial markets, some investors have sold securities because of uncertainty about where the markets were going, only to be left rethinking whether they made the right decision. We've witnessed this kind of market activity numerous times over the past several years, sparked by concerns such as the impact of the Asian economic crisis, high stock valuations, or, most recently, the stability of many high-flying technology companies. While these fears eventually subsided, investors who may have sold during this period were unable to reap the benefits of the subsequent rally. That's partly because most of the recent big gains happened in relatively short periods of time. This kind of volatility--and the danger of making short-term decisions--highlights the importance of investing for the long term, in accordance with your individual financial objectives.
    Although the Asian crisis appears to be behind us, new concerns are always emerging. In the coming months, we'll likely hear more about how the year 2000 computer problem may affect the markets or that we're overdue for a correction. While the markets could undoubtedly suffer as a result of these or any number of other events, we encourage you to focus on your long-term investment goals. Although nothing is certain, history has shown us that over time, the markets tend to recover--and most investors want to be positioned to take advantage of any recovery.
    If you have concerns about market volatility or questions about how your portfolio is structured to respond to these events, we encourage you to contact your financial advisor. Your advisor can talk with you about sustaining a long-term investment plan through a variety of market conditions. We hope that Van Kampen Funds will play an important role as you and your advisor build a portfolio designed to help you weather what the markets have in store.

Sincerely,


[SIG]
Richard F. Powers, III

Chairman
Van Kampen Investment Advisory Corp.

[SIG]
Dennis J. McDonnell

President
Van Kampen Investment Advisory Corp.

                               ECONOMIC SNAPSHOT

ECONOMIC GROWTH
    Americans continued their spending spree, keeping the economy growing at a healthy pace. High levels of consumer confidence fueled this heavy retail purchasing activity, pushing the personal savings rate down to a record low as spending rates outpaced income growth. Although we experienced a slowdown during the second quarter of 1999, economic growth accelerated toward the end of the reporting period. The growth rate of the nation's gross domestic product (GDP) dipped to 1.6 percent for the second quarter of 1999, but climbed back up to 4.8 percent in the third quarter.

EMPLOYMENT SITUATION
    The strong job market helped to support the health of the economy. During the reporting period, the unemployment rate reached its lowest level in almost 30 years, and wages continued to climb. The wage pressures were balanced somewhat by productivity gains, but they ultimately pushed the cost of labor higher, as evidenced by the sharp jump in the Employment Cost Index in the second quarter of 1999.

INFLATION AND INTEREST RATES
    Inflation remained tame throughout most of the reporting period, although a sharp increase in oil prices contributed to a spike in April's consumer price index (CPI) report. The Federal Reserve remained active in guarding against inflation and tempering the economy during this environment. The Fed reversed two of its interest rate cuts from the fall of 1998, raising rates in June and August 1999 to keep the economy from overheating.

                          INTEREST RATES AND INFLATION
                 September 30, 1997, through September 30, 1999
                                    [GRAPH]

                                                                       INTEREST RATES                       INFLATION
                                                                       --------------                       ---------
Sep 1997                                                                   5.5000                             2.2000
                                                                           6.2500                             2.2000
                                                                           5.7500                             2.1000
Dec 1997                                                                   5.6875                             1.8000
                                                                           6.5000                             1.7000
                                                                           5.5625                             1.6000
Mar 1998                                                                   5.6250                             1.4000
                                                                           6.1250                             1.4000
                                                                           5.6250                             1.4000
Jun 1998                                                                   5.6875                             1.7000
                                                                           6.0000                             1.7000
                                                                           5.5625                             1.7000
Sep 1998                                                                   5.9375                             1.6000
                                                                           5.7500                             1.5000
                                                                           5.2500                             1.5000
Dec 1998                                                                   4.8750                             1.5000
                                                                           4.0000                             1.6000
                                                                           4.8125                             1.7000
Mar 1999                                                                   4.8750                             1.6000
                                                                           5.1250                             1.7000
                                                                           4.9375                             2.3000
Jun 1999                                                                   4.5000                             2.1000
                                                                           4.0000                             2.0000
                                                                           4.7500                             2.1000
Sep 1999                                                                   5.4375                             2.3000

    Interest rates are represented by the closing midline federal funds rate on the last day of each month. Inflation is indicated by the annual percent change of the Consumer Price Index for all urban consumers at the end of each month.

          PERFORMANCE RESULTS FOR THE PERIOD ENDED SEPTEMBER 30, 1999

                    VAN KAMPEN INSURED TAX FREE INCOME FUND

                                            A SHARES   B SHARES   C SHARES
 TOTAL RETURNS

One-year total return based on NAV(1)......   (3.80%)    (4.60%)    (4.55%)
One-year total return(2)...................   (8.35%)    (8.22%)    (5.45%)
Five-year average annual total return(2)...    4.68%      4.66%      4.90%
Ten-year average annual total return(2)....    6.13%        N/A        N/A
Life-of-Fund average annual total
 return(2).................................    8.00%      3.93%      3.47%
Commencement Date.......................... 12/14/84   05/01/93   08/13/93

 DISTRIBUTION RATES AND YIELD

Distribution Rate(3).......................    4.68%      4.12%      4.12%
Taxable-Equivalent Distribution Rate(4)....    7.31%      6.44%      6.44%
SEC Yield(5)...............................    4.41%      3.85%      3.83%

N/A = Not Applicable

(1) Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge (4.75% for A shares) or contingent deferred sales charge for early withdrawal (4% for B shares and 1% for C shares).

(2) Standardized total return. Assumes reinvestment of all distributions for the period and includes payment of the maximum sales charge (A shares) or contingent deferred sales charge for early withdrawal (B and C shares).

(3) Distribution rate represents the monthly annualized distributions of the Fund at the end of the period and not the earnings of the Fund.

(4) Taxable-equivalent calculations reflect a federal income tax rate of 36%.

(5) SEC Yield is a standardized calculation prescribed by the Securities and Exchange Commission for determining the amount of net income a portfolio should theoretically generate for the 30-day period ending September 30, 1999.

The terms of the insurance are more fully described in the Fund's prospectus; no representation is made as to the insurer's ability to meet its commitments. In addition, the insurance does not remove market risk, as it does not apply to the value of the securities in the Fund's portfolio, which may increase or decrease depending on interest rates and other factors affecting the municipal credit markets.

Income may subject certain individuals to the federal alternative minimum tax.

See the Comparative Performance section of the current prospectus. Past performance does not guarantee future results. Investment return and net asset value will fluctuate with market conditions. Fund shares, when redeemed, may be worth more or less than their original cost.

Market forecasts provided in this report may not necessarily come to pass.

                 PUTTING YOUR FUND'S PERFORMANCE IN PERSPECTIVE

    As you evaluate your progress toward achieving your financial goals, it is important to track your investment performance at regular intervals. A comparison of your Fund's performance to an applicable benchmark can:

    - Illustrate the market environment in which your Fund is being managed

    - Reflect the impact of favorable market trends or difficult market conditions

    - Help you evaluate how your Fund's management team has responded to opportunities and challenges

    The following graph compares your Fund's performance to that of the Lehman Brothers Municipal Bond Index over time.

    GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT
    Van Kampen Insured Tax Free Income Fund vs. the Lehman Brothers Municipal Bond Index (September 30, 1989 through September 30, 1999)
[INVESTMENT PERFORMANCE GRAPH]
--------------------------------
Fund's Total Return
1 Year Total Return      = -8.35%
5 Year Avg. Annual       =  4.68%
10 Year Avg. Annual      =  6.13%
--------------------------------

                                                                VAN KAMPEN INSURED TAX FREE       LEHMAN BROTHERS MUNICIPAL BOND
                                                                        INCOME FUND                           INDEX
                                                                ---------------------------       ------------------------------
Sep 1989                                                                    9525                              10000
                                                                            9633                              10122
                                                                            9813                              10299
                                                                            9919                              10384
                                                                            9868                              10335
                                                                            9945                              10427
                                                                            9960                              10430
                                                                            9823                              10355
                                                                           10010                              10581
                                                                           10088                              10674
                                                                           10248                              10831
                                                                           10067                              10674
Sep 1990                                                                   10072                              10680
                                                                           10252                              10673
                                                                           10521                              11092
                                                                           10621                              11141
                                                                           10738                              11290
                                                                           10863                              11388
                                                                           10831                              11393
                                                                           10926                              11544
                                                                           11040                              11647
                                                                           11014                              11635
                                                                           11130                              11777
                                                                           11277                              11933
Sep 1991                                                                   11379                              12088
                                                                           11483                              12197
                                                                           11523                              12231
                                                                           11748                              12494
                                                                           11847                              12522
                                                                           11831                              12526
                                                                           11815                              12531
                                                                           11902                              12643
                                                                           12067                              12792
                                                                           12286                              13007
                                                                           12827                              13397
                                                                           12593                              13266
Sep 1992                                                                   12656                              13352
                                                                           12405                              13221
                                                                           12718                              13458
                                                                           12866                              13595
                                                                           13014                              13753
                                                                           13618                              14251
                                                                           13372                              14100
                                                                           13543                              14242
                                                                           13581                              14322
                                                                           13831                              14561
                                                                           13797                              14580
                                                                           14139                              14883
Sep 1993                                                                   14332                              15053
                                                                           14347                              15081
                                                                           14132                              14949
                                                                           14451                              15264
                                                                           14639                              15438
                                                                           14250                              15038
                                                                           13573                              14426
                                                                           13646                              14549
                                                                           13792                              14675
                                                                           13716                              14586
                                                                           13984                              14853
                                                                           14013                              14905
Sep 1994                                                                   13732                              14686
                                                                           13450                              14424
                                                                           13150                              14163
                                                                           13540                              14475
                                                                           13976                              14889
                                                                           14429                              15322
                                                                           14535                              15498
                                                                           14523                              15517
                                                                           14991                              16012
                                                                           14814                              15872
                                                                           14897                              16023
                                                                           15029                              16227
Sep 1995                                                                   15113                              16329
                                                                           15383                              16566
                                                                           15694                              16841
                                                                           15909                              17002
                                                                           16009                              17132
                                                                           15881                              17015
                                                                           15555                              16797
                                                                           15491                              16750
                                                                           15527                              16744
                                                                           15646                              16926
                                                                           15822                              17080
                                                                           15841                              17077
Sep 1996                                                                   16061                              17316
                                                                           16240                              17511
                                                                           16564                              17832
                                                                           16488                              17757
                                                                           16447                              17791
                                                                           16595                              17954
                                                                           16348                              17716
                                                                           16472                              17864
                                                                           16701                              18132
                                                                           16878                              18326
                                                                           17418                              18834
                                                                           17169                              18657
Sep 1997                                                                   17365                              18879
                                                                           17455                              19000
                                                                           17571                              19112
                                                                           17838                              19391
                                                                           18020                              19591
                                                                           18002                              19597
                                                                           17988                              19614
                                                                           17841                              19526
                                                                           18174                              19834
                                                                           18248                              19912
                                                                           18276                              19962
                                                                           18595                              20271
Sep 1998                                                                   18840                              20524
                                                                           18783                              20524
                                                                           18836                              20596
                                                                           18846                              20648
                                                                           19055                              20893
                                                                           18964                              20601
                                                                           18940                              20831
                                                                           18975                              20883
                                                                           18804                              20762
                                                                           18426                              20463
                                                                           18461                              20536
                                                                           18209                              20372
Sep 1999                                                                   18123                              20380

The above chart reflects the performance of Class A shares of the Fund. The performance of Class A shares will differ from that of other share classes of the Fund because of the difference in sales charges and/or expenses paid by shareholders investing in the different share classes. The Fund's performance assumes reinvestment of all distributions and includes payment of the maximum sales charge (4.75% for A shares).

While past performance is not indicative of future performance, the above information provides a broader vantage point from which to evaluate the discussion of the Fund's performance found in the following pages.

                          PORTFOLIO MANAGEMENT REVIEW
                    VAN KAMPEN INSURED TAX FREE INCOME FUND

We recently spoke with Joseph A. Piraro, the portfolio manager of the Van Kampen Insured Tax Free Income Fund, about the key events and economic forces that shaped the markets during the past year. Mr. Piraro has managed the Fund since 1992 and worked in the investment industry since 1971. He is joined by Peter W. Hegel, chief investment officer for fixed-income investments. The following comments reflect their views on the Fund's performance during the 12 months ended September 30, 1999.

   Q  WHAT HAPPENED IN THE MUNICIPAL MARKET DURING THE REPORTING PERIOD?

   A Bonds of all types suffered price declines over the past 12 months as interest rates rose, especially toward the end of the reporting period. In addition to the negative effects of the Federal Reserve's two interest rate increases during the summer, the bond market was hurt by the nation's strong economic growth because it continually sparked inflation fears, which caused concern about future rate hikes. Because of low demand for municipal bonds during the period, these conditions hurt municipals more than their taxable counterparts--corporate and Treasury bonds. The yields on newly issued 30-year AAA municipal bonds leaped almost a full percentage point during the 12-month period, so the prices of existing bonds dropped concurrently.

    The interest rate increases also served to suppress municipal bond supply. Many municipalities chose not to issue new bonds or refinance outstanding bonds because of the higher interest rates they would have to pay in the current marketplace. In fact, the supply of new bonds was down more than 20 percent during the first nine months of 1999 compared with the previous year. Supply was down in almost every sector, although electric utilities, environment-related, and health-care bonds saw the most significant drops. The lower supply helped support bond prices somewhat because that meant more competition for available bonds.

   Q  WHAT TECHNIQUES DID YOU USE TO MANAGE THE FUND IN THESE CONDITIONS?

   A We took advantage of price declines in the general market to enhance the current income potential and tax management of the Fund. We sold some of our holdings at a capital loss to offset some of the gains we had earned early in 1999, so that the Fund can try to avoid the need to distribute taxable capital gains to shareholders this year. These bonds were replaced with higher-yielding issues, which increased the Fund's income stream without sacrificing credit quality. The new bonds also had better protection against bond calls. We believe that this will allow the Fund to maintain its income stream for a longer period of time if interest rates fall.
    Another major strategy for the Fund was to increase its duration, or sensitivity to interest-rate changes. We believe that this strategy will work well in a declining interest-rate environment because it should allow the Fund to participate more fully in a market rally. In the short term, however, the longer duration negatively affected the Fund's total return as interest rates climbed.
    In addition, we focused on purchasing bonds issued by larger states, such as Illinois (20.6 percent), California (15.8 percent of the portfolio), and New York (7.8 percent), because the strong demand for municipal bonds in these states has helped to keep the issues attractive in the marketplace. Although a significant proportion of the portfolio is composed of bonds issued by entities in these three states, we also strive to keep the Fund's holdings geographically diversified. At the end of the reporting period, the portfolio owned bonds from 41 different states and U.S. territories. For additional portfolio highlights, please refer to page 9.

   Q  WHAT AREAS OF THE MUNICIPAL MARKET WERE MOST ATTRACTIVE TO YOU?

   A   The essential services areas were very attractive during the period because of their high quality and liquidity. In particular, we emphasized the general obligation and water and sewer sectors. General obligation bonds became the second-largest sector for the Fund, comprising 13.8 percent of the portfolio. Our proportion of water and sewer bonds doubled during the period and now represents 6.2 percent of the portfolio.
    As we increased our holdings in essential services, we reduced our position in the housing sector, where the generally lower interest-rate environment means the bonds could be repaid early as more homeowners refinance their mortgages. While the housing sector usually offers more yield because of its susceptibility to calls, we did not feel that these bonds offered enough yield to compensate for the added call risk.
    In addition, we reduced the Fund's proportion of health-care bonds because of the challenges imposed by managed care and changing Medicare reimbursement policies. Reducing the health-care exposure benefited the Fund because that sector did not perform as well as most other areas of the municipal market during the period.

   Q  HOW DID THE FUND PERFORM DURING THE PERIOD?

   A The Fund's total return performance was disappointing because of the overall downturn in bond prices and the Fund's longer duration. For the one-year period ended September 30, 1999, the Fund's Class A shares returned -3.80 percent(1) at net asset value. By comparison, the Lehman Brothers Municipal Bond Index produced a -0.70 percent total return for the same period. This index is an unmanaged, broad-based statistical composite of municipal bonds and does not reflect any commissions that would be paid by an investor purchasing the securities it represents.
    The Fund provided shareholders with an attractive dividend throughout the past year, although the dividend rate was reduced twice during the reporting period. The environment of generally low interest rates over the past few years eventually reduced the Fund's income stream as higher yielding bonds matured or were called from the portfolio. This led to a reduction in the monthly dividend rate to $0.076 per Class A share in November 1998 and to $0.074 in September 1999. At its current rate, the Fund's tax-exempt dividend translates to a distribution rate of 4.68 percent(3), which is equivalent to a yield of 7.31 percent(4) for an investor in the 36 percent federal income tax bracket. Please refer to the chart and footnotes on page 3 for additional Fund performance results. Past performance does not guarantee future performance.


   Q  WHAT DO YOU SEE AHEAD FOR THE ECONOMY AND THE MUNICIPAL MARKET?

   A We will probably continue to see a slowing economy in the fourth quarter of 1999, which may be partly the result of year 2000 concerns. Wage increases will likely keep inflation concerns at the forefront, although increasing productivity should be able to offset higher wage costs for employers. With those factors in mind, we are positioning the Fund to perform well in a lower interest-rate environment by keeping its duration longer than its benchmark. This would make the Fund better able to participate in a market rally.
    Preparations for the turn of the millennium may also limit new issuance and general market activity as we near the end of the year. Many municipal issuers may postpone issuing bonds until they feel certain that any potential computer problems have been avoided, meaning that we will probably see very low levels of new issuance in November and December. In the meantime, we will continue to focus on finding attractive-yielding bonds and protecting the Fund from bond calls as much as possible. We will also use our research capabilities to monitor the health-care sector for attractive opportunities throughout the coming months.

[SIG]
Joseph A. Piraro

Portfolio Manager

[SIG]
Peter W. Hegel

Chief Investment Officer
Fixed Income Investments

                               GLOSSARY OF TERMS

CALL FEATURE: Allows the issuer to buy back a bond on specific dates at set prices before maturity. These dates and prices are set when the bond is issued. To compensate the bondholder for the potential loss of income and ownership, a bond's call price is usually higher than the face value of the bond. Bonds are usually called when interest rates drop so significantly that the issuer can save money by issuing new bonds at lower rates.

CREDIT RATING: An evaluation of an issuer's credit history and capability of repaying obligations. Standard & Poor's and Moody's Investors Service are two companies that assign bond ratings. Standard & Poor's ratings range from a high of AAA to a low of D, while Moody's ratings range from a high of Aaa to a low of C.

CREDIT SPREAD: Also called quality spread, the difference in yield between higher-quality issues and lower-quality issues. Normally, lower-quality issues provide higher yields to compensate investors for the additional credit risk.

DISCOUNT BOND: A bond whose market price is lower than its face value (or "par value"). Because bonds usually mature at face value, a discount bond has more potential to appreciate in price than a par bond does.

DURATION: A measure of the sensitivity of a bond's price to changes in interest rates, expressed in years. Each year of duration represents an expected 1 percent change in the price of a bond for every 1 percent change in interest rates (i.e. a 5-year duration means the bond will fall about 5 percent in value if interest rates rise by 1 percent). The longer a bond's duration, the greater the effect of interest rate movements on its price. Typically, funds with shorter durations perform better in rising rate environments, while funds with longer durations perform better when rates decline.

MATURITY LENGTH: The time it takes for a bond to mature. A bond issued in 1999 and maturing in 2009 is a 10-year bond.

VOLATILITY: A measure of the fluctuation in the market price of a security. A security that is volatile has frequent and large swings in price.

YIELD SPREAD: The additional yield investors can earn by either investing in bonds with longer maturities or by investing in bonds with lower ratings. The spread is the difference in yield between bonds with short versus long maturities or the difference in yield between high-quality bonds and lower-quality bonds.

ZERO COUPON BONDS: A corporate or municipal bond that is traded at a deep discount to face value and pays no interest. It may be redeemed at maturity for full face value.

                              PORTFOLIO HIGHLIGHTS

                    VAN KAMPEN INSURED TAX FREE INCOME FUND

 TOP FIVE STATES AS OF SEPTEMBER 30, 1999*

Illinois..................   20.6%
California................   15.8%
New York..................    7.8%
Florida...................    5.7%
Texas.....................    4.7%

 CREDIT QUALITY*

AAA.......................   100.0%

 DISTRIBUTION HISTORY
 FOR THE PERIOD ENDED SEPTEMBER 30, 1999

[BAR GRAPH]

                                                                          DIVIDENDS                       CAPITAL GAINS
                                                                          ---------                       -------------
Oct 1998                                                                    0.08
Nov 1998                                                                   0.076
Dec 1998                                                                   0.076                              0.0767
Jan 1999                                                                   0.076
Feb 1999                                                                   0.076
Mar 1999                                                                   0.076
Apr 1999                                                                   0.076
May 1999                                                                   0.076
Jun 1999                                                                   0.076
Jul 1999                                                                   0.076
Aug 1999                                                                   0.076
Sep 1999                                                                   0.074

The Distribution history represents past performance of the Fund's Class A shares and does not predict the Fund's future distributions.
 TOP FIVE PORTFOLIO INDUSTRIES*

[BAR GRAPH]

                                                                     SEPTEMBER 30, 1999                 SEPTEMBER 30, 1998
                                                                     ------------------                 ------------------
Health Care                                                                 16.1                               23.2
General Purpose                                                             13.8                               11.1
Public Education                                                            11.1                               10.2
Public Building                                                             10.6                               11.8
Retail Elec/Gas/Telephone                                                    9.3                                8.8

*As a Percentage of Long-Term Investments

                            PORTFOLIO OF INVESTMENTS

                               September 30, 1999
--------------------------------------------------------------------------------

  Par
Amount
 (000)                Description               Coupon      Maturity     Market Value
--------------------------------------------------------------------------------------
          MUNICIPAL BONDS  98.7%
          ALABAMA 2.5%
$ 2,250   Alabama St Brd Edl Rev Shelton St
          Cmnty College (MBIA Insd)...........   6.000%     10/01/14    $    2,336,490
  1,955   Alabama Wtr Pollutn Ctl Auth
          Revolving Fund Ln Ser A (AMBAC
          Insd)...............................   6.750      08/15/17         2,102,993
  1,900   Birmingham-Carraway, AL Methodist
          Hlth Sys Ser A (Connie Lee Insd)....   5.875      08/15/25         1,870,056
  6,000   Jefferson Cnty, AL Swr Rev Cap Impt
          Ser A (FGIC Insd)...................   5.000      02/01/33         5,173,380
  2,000   Lauderdale Cnty & Florence AL
          Hlthcare Auth Rev Eliza Coffee Mem
          Hosp Rfdg (MBIA Insd)...............   5.750      07/01/19         2,116,000
  5,000   Montgomery, AL BMC Spl Care Fac Fin
          Auth Rev Baptist Hlth Ser B (MBIA
          Insd)...............................   5.000      11/15/29         4,303,650
  5,500   Morgan Cnty Decatur, AL Hlthcare
          Auth Hosp Rev Decatur Genl Hosp Rfdg
          (Connie Lee Insd)...................   6.250      03/01/13         5,785,450
  2,400   Muscle Shoals, AL Util Brd Wtr & Swr
          Rev (FSA Insd)......................   6.500      04/01/16         2,552,448
  3,000   Orange Beach, AL Wtr Swr & Fire
          Protection Auth Rev (FSA Insd)......   5.000      05/15/23         2,666,760
  1,400   West Morgan East Lawrence Wtr Auth
          AL Wtr Rev (FGIC Insd)..............   5.625      08/15/21         1,375,710
  1,000   West Morgan East Lawrence Wtr Auth
          AL Wtr Rev (FGIC Insd)..............   5.625      08/15/25           975,970
                                                                        --------------
                                                                            31,258,907
                                                                        --------------
          ALASKA  0.4%
  5,000   Alaska St Hsg Fin Corp Genl Mtg Ser
          A (MBIA Insd).......................   6.000      06/01/49         4,860,200
                                                                        --------------
          ARIZONA  1.6%
 11,000   Arizona St Ctfs Partn Ser B Rfdg
          (AMBAC Insd)........................   6.250      09/01/10        11,629,970
  2,250   Mesa, AZ Indl Dev Auth Rev Discovery
          Hlth Sys Ser A (MBIA Insd)..........   5.625      01/01/29         2,183,850
  1,945   Pima Cnty, AZ Indl Dev Auth Indl Rev
          Lease Oblig Irvington Proj Tucson
          Ser A Rfdg (FSA Insd)...............   7.250      07/15/10         2,101,475

                                               See Notes to Financial Statements

                               September 30, 1999
--------------------------------------------------------------------------------

  Par
Amount
 (000)                Description               Coupon      Maturity     Market Value
--------------------------------------------------------------------------------------
          ARIZONA (CONTINUED)
$ 1,875   Scottsdale, AZ Indl Dev Hosp
          Scottsdale Mem Hosp Ser A Rfdg
          (AMBAC Insd)........................   6.000%     09/01/12    $    1,932,112
  1,750   Scottsdale, AZ Indl Dev Hosp
          Scottsdale Mem Hosp Ser A Rfdg
          (AMBAC Insd)........................   6.125      09/01/17         1,774,553
                                                                        --------------
                                                                            19,621,960
                                                                        --------------
          CALIFORNIA  15.6%
  4,060   Alameda Corridor Tran Auth CA Rev
          Cap Apprec Ser 1999 A (MBIA Insd)...  *           10/01/33           550,414
  9,605   Anaheim, CA Pub Fin Auth Lease Rev
          Cap Apprec Sub Pub Impts Proj Ser C
          (FSA Insd)..........................  *           09/01/36         1,088,823
  4,290   Antioch Area, CA Pub Fac Fin Agy
          Cmnty Fac Dist No 1989 (FGIC
          Insd)...............................   5.300      08/01/15         4,242,124
  2,835   Bay Area Govt Assn CA Rev Tax Alloc
          CA Redev Agy Pool Rev Ser A (FSA
          Insd)...............................   6.000      12/15/14         2,956,650
  5,000   Beverly Hills, CA Pub Fin Auth Lease
          Rev Ser A (MBIA Insd)...............   5.650      06/01/15         5,057,400
  3,345   California Pub Cap Impt Fin Auth Rev
          Pooled Proj Ser B (BIGI Insd).......   8.100      03/01/18         3,406,280
  9,000   California St (MBIA Insd)...........   5.000      08/01/24         8,107,110
 10,000   California St Pub Wks Brd Lease Rev
          Dept of Corrections CA St Prison D
          Susanville (MBIA Insd)..............   5.375      06/01/18         9,780,300
 16,770   Capistrano, CA Uni Pub Fin Auth Spl
          Tax Rev First Lien Ser A Rfdg (AMBAC
          Insd)...............................   5.700      09/01/16        17,039,662
  2,830   Carlsbad, CA Uni Sch Dist (FGIC
          Insd) (a)...........................  *           05/01/22           761,921
  3,000   Chino, CA Ctfs Partn Redev Agy (MBIA
          Insd)...............................   6.200      09/01/18         3,177,660
    220   Concord, CA Redev Agy Tax Alloc Cent
          Concord Redev Proj Ser 3 (BIGI
          Insd)...............................   8.000      07/01/18           224,334
    805   Corona Norco, CA Uni Sch Dist Lease
          Rev Partn Insd Land Acquis Ser A
          (FSA Insd)..........................   6.000      04/15/19           820,867
  1,250   Cucamonga, CA Cnty Wtr Dist Ctfs
          Partn Fac Refin (FGIC Insd).........   6.300      09/01/12         1,307,737
    425   Earlimart, CA Elem Sch Dist Ser 1
          (AMBAC Insd)........................   6.700      08/01/21           483,561

                                               See Notes to Financial Statements

                               September 30, 1999
--------------------------------------------------------------------------------

  Par
Amount
 (000)                Description               Coupon      Maturity     Market Value
--------------------------------------------------------------------------------------
          CALIFORNIA (CONTINUED)
$ 5,675   Escondido, CA Jt Pwrs Fin Auth Lease
          Rev Cap Apprec Cent for the Arts
          Rfdg (AMBAC Insd)...................  *           09/01/17    $    1,880,922
  1,500   Folsom, CA Pub Fin Auth 1998 Wtr
          Proj (FGIC Insd)....................   4.875%     11/01/18         1,357,905
  7,440   Foothill/Eastern Tran Corridor Agy
          CA Toll Rd Rev (MBIA Insd)..........   5.125      01/15/19         6,951,043
    245   Golden West Schs Fin Auth CA Rev Ser
          A Rfdg (MBIA Insd)..................   5.750      08/01/14           256,336
  2,725   Golden West Schs Fin Auth CA Rev Ser
          A Rfdg (MBIA Insd)..................  *           08/01/18           925,683
    240   Golden West Schs Fin Auth CA Rev Ser
          A Rfdg (MBIA Insd)..................   5.750      08/01/18           247,390
    265   Golden West Schs Fin Auth CA Rev Ser
          A Rfdg (MBIA Insd)..................   5.750      08/01/19           272,107
    370   Golden West Schs Fin Auth CA Rev Ser
          A Rfdg (MBIA Insd)..................   5.800      02/01/21           380,749
    320   Golden West Schs Fin Auth CA Rev Ser
          A Rfdg (MBIA Insd)..................   5.800      08/01/22           328,790
    475   Golden West Schs Fin Auth CA Rev Ser
          A Rfdg (MBIA Insd)..................   5.800      02/01/23           487,559
    370   Golden West Schs Fin Auth CA Rev Ser
          A Rfdg (MBIA Insd)..................   5.800      02/01/24           379,487
  6,500   Grossmont, CA Union High Sch Dist
          Ctfs Partn (MBIA Insd)..............  *           11/15/21         1,490,905
  1,000   Intermodal Container Transfer Ser A
          Rfdg (AMBAC Insd)...................   5.000      11/01/08         1,014,510
  1,380   Intermodal Container Transfer Ser A
          Rfdg (AMBAC Insd)...................   5.000      11/01/09         1,390,805
  3,500   Los Angeles Cnty, CA Cap Asset Lease
          Corp Leasehold Rev Rfdg (AMBAC
          Insd)...............................   6.000      12/01/16         3,637,235
  8,000   Los Angeles Cnty, CA Metro Tran Prop
          A Second Tier Rfdg (MBIA Insd)......   6.000      07/01/21         8,782,560
  3,000   Los Angeles, CA Cmnty Redev Agy Tax
          Alloc Bunker Hill Ser H Rfdg (FSA
          Insd)...............................   6.500      12/01/14         3,254,460

                                               See Notes to Financial Statements

                               September 30, 1999
--------------------------------------------------------------------------------

  Par
Amount
 (000)                Description               Coupon      Maturity     Market Value
--------------------------------------------------------------------------------------
          CALIFORNIA (CONTINUED)
$ 5,420   Manteca, CA Redev Agy Tax Alloc
          Redev Proj No 1 Ser A Rfdg (MBIA
          Insd)...............................   6.700%     10/01/21    $    5,785,471
  1,290   Martinez, CA Uni Sch Dist Gtd Ctfs
          Elig Rfdg (FSA Insd)................   6.000      08/01/09         1,338,259
  2,745   Midpeninsula Regl Open Space Dist CA
          Fin Auth Rev (AMBAC Insd)...........  *           09/01/20           773,870
  2,880   Midpeninsula Regl Open Space Dist CA
          Fin Auth Rev (AMBAC Insd)...........  *           09/01/21           760,982
  2,260   Midpeninsula Regl Open Space Dist CA
          Fin Auth Rev (AMBAC Insd)...........  *           09/01/29           363,159
  2,000   MSR Pub Pwr Agy CA San Juan Proj Rev
          Ser F Rfdg (AMBAC Insd).............   6.000      07/01/20         2,036,220
 13,610   Norco, CA Redev Agy Tax Alloc Norco
          Redev Proj Area No 1 Rfdg (MBIA
          Insd)...............................   6.250      03/01/19        14,286,553
  1,500   North City West, CA Sch Fac Fin Auth
          Spl Tax Ser B Rfdg (FSA Insd).......   6.000      09/01/19         1,516,935
  2,860   Orange Cnty, CA Ctfs Partn Juvenile
          Justice Cent Fac Rfdg (AMBAC
          Insd)...............................   6.000      06/01/17         2,958,927
  1,130   Palmdale, CA Civic Auth Rev Merged
          Redev Proj Areas Ser A (MBIA
          Insd)...............................   6.000      09/01/15         1,170,307
  2,160   Paramount, CA Redev Agy Tax Alloc
          (MBIA Insd).........................   6.250      08/01/11         2,319,365
  2,295   Paramount, CA Redev Agy Tax Alloc
          (MBIA Insd).........................   6.250      08/01/12         2,446,332
  2,435   Paramount, CA Redev Agy Tax Alloc
          (MBIA Insd).........................   6.250      08/01/13         2,595,564
  2,585   Paramount, CA Redev Agy Tax Alloc
          (MBIA Insd).........................   6.250      08/01/14         2,755,455
  2,750   Paramount, CA Redev Agy Tax Alloc
          (MBIA Insd).........................   6.250      08/01/15         2,931,335
  2,000   Perris, CA Pub Fin Auth Loc Agy Rev
          Parity Ser F (FSA Insd).............   5.850      09/01/24         2,022,720
  1,400   Reedley, CA Pub Fin Auth Lease Rev
          Wastewtr Treatment Plant Proj (AMBAC
          Insd)...............................   6.050      05/01/15         1,436,162

                                               See Notes to Financial Statements

                               September 30, 1999
--------------------------------------------------------------------------------

  Par
Amount
 (000)                Description               Coupon      Maturity     Market Value
--------------------------------------------------------------------------------------
          CALIFORNIA (CONTINUED)
$   600   Roseville, CA City Sch Dist Ctfs
          Partn Fin Proj (FSA Insd)...........   4.875%     09/01/23    $      529,008
  3,900   Sacramento, CA Muni Util Dist Elec
          Rev Ser A Rfdg (MBIA Insd)..........   5.750      08/15/13         3,949,569
 13,800   San Bernardino Cnty, CA Ctfs Partn
          Ser B (Embedded Swap) (MBIA Insd)...   6.900      07/01/16        13,794,480
  8,535   San Joaquin Hills, CA Tran Corridor
          Agy Toll Rd Rev (MBIA Insd).........  *           01/15/34         1,129,693
 15,000   San Joaquin Hills, CA Tran Corridor
          Agy Toll Rd Rev (MBIA Insd).........  *           01/15/35         1,871,100
  1,000   San Jose, CA Fin Auth Rev Convention
          Cent Proj Ser C Rfdg (FSA Insd).....   6.300      09/01/09         1,058,610
  1,000   Santa Rosa, CA Wastewtr Svc Fac Dist
          Rfdg & Impt (AMBAC Insd)............   6.200      07/02/09         1,063,370
  2,000   Santa Rosa, CA Wtr Rev Ser B Rfdg
          (FGIC Insd).........................   6.200      09/01/09         2,120,900
  1,635   Saratoga, CA Union Sch Dist Cap
          Apprec Ser B (MBIA Insd)............  *           03/01/24           390,111
  2,510   Solano Cnty, CA Ctfs Partn Solano
          Park Hosp Proj (FSA Insd)...........   5.750      08/01/14         2,699,379
 12,600   Southern CA Pub Pwr Auth
          Transmission Proj Rev (FSA Insd)
          (b).................................   6.000      07/01/12        13,243,860
  3,370   Stockton, CA Pub Fin Auth Rev Ser A
          Rfdg (FSA Insd).....................   5.875      09/02/16         3,448,656
  2,500   Temecula Vly, CA Uni Sch Dist Ctfs
          Partn Rfdg (FSA Insd)...............   6.000      09/01/25         2,528,225
  1,000   Temecula Vly, CA Uni Sch Dist Ser B
          Rfdg (FGIC Insd)....................   6.000      09/01/12         1,039,780
  2,460   Torrance, CA Hosp Rev Torrance Mem
          Hosp Rfdg (MBIA Insd)...............   6.750      01/01/12         2,475,375
  3,845   Vista, CA Uni Sch Dist Ctfs Partn
          Ser A Rfdg (FSA Insd)...............  *           11/01/17         1,325,064
  2,000   William S Hart CA Jt Sch Fin Auth
          Spl Tax Rev Cmnty Fac Rfdg (FSA
          Insd)...............................   6.500      09/01/14         2,179,160
                                                                        --------------
                                                                           194,387,245
                                                                        --------------

                                               See Notes to Financial Statements

                               September 30, 1999
--------------------------------------------------------------------------------

  Par
Amount
 (000)                Description               Coupon      Maturity     Market Value
--------------------------------------------------------------------------------------
          COLORADO  2.8%
$ 2,365   Arvada, CO Sales & Use Tax Rev (FGIC
          Insd)...............................   4.750%     12/01/18    $    2,078,528
 17,750   Denver, CO City & Cnty Arpt Rev Ser
          A (MBIA Insd).......................   5.700      11/15/25        17,452,687
  3,625   Denver, CO City & Cnty Arpt Rev Ser
          B (FSA Insd)........................   5.000      11/15/25         3,208,197
  5,500   Denver, CO City & Cnty Arpt Rev Ser
          D Rfdg (MBIA Insd)..................   5.500      11/15/25         5,282,585
     10   Jefferson Cnty, CO Single Family Mtg
          Rev Ser A Rfdg (MBIA Insd)..........   8.875      10/01/13            10,463
  1,000   Metropolitan Football Stadium Dist
          CO Sales Tax Rev Ser B (MBIA
          Insd)...............................  *           01/01/06           734,330
  2,050   Thornton, CO Rfdg (FGIC Insd).......  *           12/01/11         1,070,592
  1,100   Thornton, CO Rfdg (FGIC Insd).......  *           12/01/15           440,539
  1,000   Westminster, CO Ctfs Partn (MBIA
          Insd)...............................   5.500      09/01/15           992,100
  1,000   Westminster, CO Ctfs Partn (MBIA
          Insd)...............................   5.625      09/01/19           982,330
  2,000   Westminster, CO Wtr & Wastewtr Util
          Enterprise Rev (AMBAC Insd).........   6.250      12/01/14         2,123,220
                                                                        --------------
                                                                            34,375,571
                                                                        --------------
          DISTRICT OF COLUMBIA  0.4%
  4,000   District of Columbia Rev Catholic
          Univ Amer Proj (AMBAC Insd).........   5.625      10/01/29         3,848,840
  1,315   District of Columbia Rev Gonzaga
          College High Sch (FSA Insd).........   5.375      07/01/19         1,241,544
    600   District of Columbia Rev Gonzaga
          College High Sch (FSA Insd).........   5.375      07/01/29           556,410
                                                                        --------------
                                                                             5,646,794
                                                                        --------------
          FLORIDA  5.6%
  1,010   Dade Cnty, FL Seaport Rev Ser E Rfdg
          (MBIA Insd) (b).....................   8.000      10/01/03         1,140,340
    690   Dade Cnty, FL Seaport Rev Ser E Rfdg
          (MBIA Insd).........................   8.000      10/01/04           795,280
  1,180   Dade Cnty, FL Seaport Rev Ser E Rfdg
          (MBIA Insd).........................   8.000      10/01/05         1,382,630
  1,275   Dade Cnty, FL Seaport Rev Ser E Rfdg
          (MBIA Insd).........................   8.000      10/01/06         1,516,485

                                               See Notes to Financial Statements

                               September 30, 1999
--------------------------------------------------------------------------------

  Par
Amount
 (000)                Description               Coupon      Maturity     Market Value
--------------------------------------------------------------------------------------
          FLORIDA (CONTINUED)
$ 1,375   Dade Cnty, FL Seaport Rev Ser E Rfdg
          (MBIA Insd).........................   8.000%     10/01/07    $    1,655,912
  2,095   Dade Cnty, FL Util Pub Impt Rfdg
          (FGIC Insd) (b).....................  12.000      10/01/04         2,775,854
    140   Duval Cnty, FL Hsg Fin Auth Single
          Family Mtg Rev Ser C (FGIC Insd)....   7.650      09/01/10           145,568
    575   Duval Cnty, FL Hsg Fin Auth Single
          Family Mtg Rev Ser C (FGIC Insd)....   7.700      09/01/24           597,546
  2,000   Florida St Brd of Edl Cap Outlay Pub
          Edl Ser B Rfdg (MBIA Insd)..........   4.500      06/01/24         1,621,660
  1,410   Florida St Dept Corrections Ctfs
          Partn Okeechobee Correctional (AMBAC
          Insd)...............................   6.250      03/01/15         1,483,715
  2,000   Indian River Cnty, FL Hosp Rev Rfdg
          (FSA Insd)..........................   6.100      10/01/18         2,026,920
  1,000   Key West, FL Util Brd Elec Rev Ser D
          (AMBAC Insd)........................  *           10/01/13           462,080
  4,000   Lee Cnty, FL Hosp Brd Dir Hosp Rev
          (Inverse Fltg) (MBIA Insd)..........   9.671      04/01/20         4,405,000
 10,000   Miami Dade Cnty, FL Solid Waste Sys
          Rev (AMBAC Insd)....................   4.750      10/01/18         8,732,700
 10,020   Miami Dade Cnty, FL Spl Oblig Ser B
          (MBIA Insd).........................   5.000      10/01/37         8,692,951
  1,500   Miami Dade Cnty, FL Wtr & Swr Rev
          Ser A (FGIC Insd)...................   5.000      10/01/29         1,325,490
  6,000   Orange Cnty, FL Hlth Fac Auth Rev
          (Inverse Fltg) (MBIA Insd)..........   8.746      10/29/21         6,705,000
  2,000   Palm Beach Cnty, FL Sch Brd Ctfs
          Partn Ser A (Prerefunded @ 08/01/04)
          (AMBAC Insd)........................   6.375      08/01/15         2,181,240
  3,725   Santa Rosa Bay Brdg Auth FL Rev Cap
          Apprec (MBIA Insd)..................  *           07/01/18         1,256,480
  5,500   Tallahassee, FL Energy Sys Rev Ser B
          (FSA Insd)..........................   5.000      10/01/28         4,868,325

                                               See Notes to Financial Statements

                               September 30, 1999
--------------------------------------------------------------------------------

  Par
Amount
 (000)                Description               Coupon      Maturity     Market Value
--------------------------------------------------------------------------------------
          FLORIDA (CONTINUED)
$10,000   Tallahassee, FL Hlth Fac Rev
          Tallahassee Mem Regl Med Ser A Rfdg
          (MBIA Insd) (b).....................   6.625%     12/01/13    $   10,882,000
  5,235   Volusia Cnty, FL Edl Fac Auth Rev
          Edl Facs Embry Riddle Ser B Rfdg
          (AMBAC Insd)........................   5.250      10/15/19         4,946,604
                                                                        --------------
                                                                            69,599,780
                                                                        --------------
          GEORGIA  3.0%
  1,750   Atlanta, GA Ctfs Partn Atlanta
          Pretrial Detention Cent (MBIA
          Insd)...............................   6.250      12/01/17         1,880,410
  6,500   Georgia Muni Elec Auth Pwr Rev Genl
          Ser B (BIGI Insd)...................  *           01/01/07         4,533,555
  4,750   Georgia Muni Elec Auth Pwr Rev Genl
          Ser B (BIGI Insd)...................  *           01/01/08         3,127,115
 15,550   Georgia Muni Elec Auth Pwr Rev Ser Y
          (AMBAC Insd) (b)....................   6.400      01/01/13        17,014,499
 10,000   Georgia Muni Elec Auth Pwr Rev Ser Y
          (MBIA Insd) (b).....................   6.500      01/01/17        11,039,100
                                                                        --------------
                                                                            37,594,679
                                                                        --------------
          HAWAII  1.8%
 12,785   Hawaii St Arpt Sys Rev Ser 1993 Rfdg
          (MBIA Insd) (b).....................   6.400      07/01/08        13,756,788
 10,250   Honolulu, HI City & Cnty Wastewtr
          Sys Rev (FGIC Insd).................   4.500      07/01/28         8,148,955
                                                                        --------------
                                                                            21,905,743
                                                                        --------------
          ILLINOIS  20.3%
  1,000   Berwyn, IL (MBIA Insd)..............   7.000      11/15/10         1,050,130
  2,215   Bolingbrook, IL Cap Apprec Ser C
          Rfdg (MBIA Insd)....................  *           01/01/19           719,033
  2,595   Bolingbrook, IL Cap Apprec Ser C
          Rfdg (MBIA Insd)....................  *           01/01/20           793,006
  1,700   Champaign Cnty, IL Cmnty Unit Ser C
          (FGIC Insd).........................  *           01/01/14           739,143
  1,695   Champaign Cnty, IL Cmnty Unit Ser C
          (FGIC Insd).........................  *           01/01/15           690,001
  5,000   Chicago, IL (FGIC Insd).............   5.500      01/01/21         4,791,150

                                               See Notes to Financial Statements

                               September 30, 1999
--------------------------------------------------------------------------------

  Par
Amount
 (000)                Description               Coupon      Maturity     Market Value
--------------------------------------------------------------------------------------
          ILLINOIS (CONTINUED)
$10,000   Chicago, IL Brd of Ed Cap Apprec Sch
          Reform B 1 (FGIC Insd)..............  *           12/01/27    $    1,838,300
  8,000   Chicago, IL Brd of Ed Cap Apprec Sch
          Reform Ser A (FGIC Insd)............  *           12/01/29         1,302,480
 10,000   Chicago, IL Brd of Ed Cap Apprec Sch
          Reform Ser A (FGIC Insd)............  *           12/01/30         1,532,100
  1,400   Chicago, IL Brd of Ed Chicago Sch
          Reform (AMBAC Insd).................   5.750%     12/01/20         1,387,190
 16,000   Chicago, IL Brd of Ed Chicago Sch
          Reform (AMBAC Insd).................   5.750      12/01/27        15,681,600
 25,725   Chicago, IL Brd of Ed Chicago Sch
          Reform (Prerefunded @ 12/01/06)
          (MBIA Insd).........................   6.000      12/01/26        28,066,232
  2,000   Chicago, IL Lakefront Millenium Pkg
          Fac (MBIA Insd).....................  *           01/01/25         1,338,000
  2,000   Chicago, IL Lakefront Millenium Pkg
          Fac (MBIA Insd).....................  *           01/01/29         1,326,540
 25,050   Chicago, IL Proj Rfdg (FGIC Insd)...   5.250      01/01/28        22,646,953
  2,720   Chicago, IL Pub Bldg Comm Bldg Rev
          Chicago Transit Auth (AMBAC Insd)...   6.600      01/01/15         2,917,962
  3,480   Chicago, IL Pub Bldg Comm Bldg Rev
          Ser A (MBIA Insd)...................  *           01/01/06         2,564,830
  3,105   Chicago, IL Pub Bldg Comm Bldg Rev
          Ser A (MBIA Insd)...................  *           01/01/07         2,162,570
  3,150   Chicago, IL Skyway Toll Brdg Rev
          (MBIA Insd).........................   5.500      01/01/23         3,004,754
  2,000   Chicago, IL Wastewtr Transmission
          Rev (FGIC Insd).....................   5.125      01/01/25         1,779,620
  7,000   Cook Cnty, IL Cap Impt Ser A (FGIC
          Insd)...............................   5.000      11/15/28         6,084,680
  1,000   Cook Cnty, IL Cmnty College Dist No
          508 Chicago Ctfs Partn (FGIC Insd)
          (b).................................   8.400      01/01/01         1,050,340
  5,550   Cook Cnty, IL Cmnty College Dist No
          508 Chicago Ctfs Partn (FGIC
          Insd)...............................   8.750      01/01/03         6,252,131
  8,460   Cook Cnty, IL Cmnty College Dist No
          508 Chicago Ctfs Partn (FGIC
          Insd)...............................   8.750      01/01/04         9,783,482

                                               See Notes to Financial Statements

                               September 30, 1999
--------------------------------------------------------------------------------

  Par
Amount
 (000)                Description               Coupon      Maturity     Market Value
--------------------------------------------------------------------------------------
          ILLINOIS (CONTINUED)
$ 2,460   Cook Cnty, IL Cmnty College Dist No
          508 Chicago Ctfs Partn (FGIC
          Insd)...............................   8.750%     01/01/05    $    2,907,400
  3,500   Cook Cnty, IL Cmnty College Dist No
          508 Chicago Ctfs Partn (FGIC
          Insd)...............................   8.750      01/01/07         4,294,570
  1,280   Cook Cnty, IL Cmnty High Sch Dist No
          233 Homewood & Flossmor (AMBAC
          Insd)...............................  *           12/01/05           948,096
  8,280   Cook Cnty, IL Cnty Juvenile
          Detention Ser A (AMBAC Insd)........  *           11/01/08         5,216,566
  1,505   Cook Cnty, IL Sch Dist No 100 Berwyn
          South (FSA Insd)....................   8.200      12/01/14         1,913,984
  1,775   Cook Cnty, IL Sch Dist No 100 Berwyn
          South (FSA Insd)....................   8.100      12/01/16         2,270,562
    850   Evanston, IL Residential Mtg Rev
          (AMBAC Insd)........................   6.375      01/01/09           875,279
  1,380   Grundy Cnty, IL Sch Dist No 054
          Morris Ser A (AMBAC Insd)...........   5.500      12/01/09         1,424,933
  1,455   Grundy Cnty, IL Sch Dist No 054
          Morris Ser A (AMBAC Insd)...........   5.500      12/01/10         1,493,383
  1,800   Grundy Cnty, IL Sch Dist No 054
          Morris Ser A (AMBAC Insd)...........   5.350      12/01/14         1,760,202
  1,900   Grundy Cnty, IL Sch Dist No 054
          Morris Ser A (AMBAC Insd)...........   5.400      12/01/15         1,854,837
 10,000   Illinois Dev Fin Auth Pollutn Ctl
          Rev Comwlth Edison Co Proj Ser D
          Rfdg (AMBAC Insd) (b)...............   6.750      03/01/15        10,907,000
 35,000   Illinois Dev Fin Auth Pollutn Ctl
          Rev IL Pwr Co Proj Ser A First Mtg
          Rfdg (MBIA Insd) (b)................   7.400      12/01/24        39,565,400
  2,000   Illinois Dev Fin Auth Rev Sch Dist
          Pgm Rockford Sch 205 (FSA Insd).....   6.650      02/01/11         2,234,760
  5,025   Illinois Dev Fin Auth Rev Sch Dist
          Pgm Rockford Sch 205 Rfdg (FSA
          Insd)...............................   6.650      02/01/12         5,446,698
  5,000   Illinois Hlth Fac Auth Rev
          Children's Mem Hosp Ser A (AMBAC
          Insd)...............................   5.625      08/15/19         4,842,800
  5,000   Illinois Hlth Fac Auth Rev
          Children's Mem Hosp Ser A (AMBAC
          Insd)...............................   5.750      08/15/25         4,858,750

                                               See Notes to Financial Statements

                               September 30, 1999
--------------------------------------------------------------------------------

  Par
Amount
 (000)                Description               Coupon      Maturity     Market Value
--------------------------------------------------------------------------------------
          ILLINOIS (CONTINUED)
$   924   Illinois Hlth Fac Auth Rev Cmnty
          Prov Pooled Pgm Ser B (MBIA Insd)...   7.900%     08/15/03    $      927,021
    220   Illinois Hlth Fac Auth Rev Cmnty
          Prov Pooled Pgm Ser B Rfdg (MBIA
          Insd)...............................   7.900      08/15/03           241,912
  5,000   Illinois Hlth Fac Auth Rev Hosp
          Sisters Svcs (Inverse Fltg) (MBIA
          Insd)...............................   9.617      06/19/15         5,625,000
  5,000   Illinois Hlth Fac Auth Rev Methodist
          Hlth Proj (Inverse Fltg)
          (Prerefunded @ 05/08/01) (AMBAC
          Insd)...............................   9.882      05/18/21         5,568,750
  3,400   Illinois Hlth Fac Auth Rev Rush
          Presbyterian Saint Luke Hosp
          (Inverse Fltg) (Prerefunded @
          11/01/01) (MBIA Insd)...............   9.767      10/01/24         3,837,750
  3,000   Illinois Hlth Fac Auth Rev Sarah
          Bush Lincoln Hlth Rfdg (AMBAC
          Insd)...............................   6.000      01/01/27         2,977,770
  1,250   Metropolitan Pier & Exposition Auth
          IL Dedicated St Tax Rev (FGIC
          Insd)...............................   5.375      12/15/18         1,193,700
  3,000   Metropolitan Pier & Exposition Auth
          IL Dedicated St Tax Rev (FGIC
          Insd)...............................   5.500      12/15/24         2,852,700
  4,000   Metropolitan Pier & Exposition Auth
          IL Dedicated St Tax Rev (FGIC
          Insd)...............................   5.250      12/15/28         3,631,880
  6,110   Rosemont, IL Tax Increment 3 (FGIC
          Insd)...............................  *           12/01/06         4,285,187
  3,000   Rosemont, IL Tax Increment 3 (FGIC
          Insd)...............................  *           12/01/07         1,986,540
  1,185   Saint Clair Cnty, IL Ctfs Partn
          (MBIA Insd).........................   8.000      12/01/04         1,365,736
  1,285   Saint Clair Cnty, IL Ctfs Partn
          (MBIA Insd).........................   8.000      12/01/05         1,503,322
  4,000   Southern Illinois Univ Rev Cap
          Apprec Hsg & Aux Ser A (MBIA
          Insd)...............................  *           04/01/19         1,260,400
  2,000   Southern Illinois Univ Rev Cap
          Apprec Hsg & Aux Ser A (MBIA
          Insd)...............................  *           04/01/20           592,800
  2,500   Southern Illinois Univ Rev Cap
          Apprec Hsg & Aux Ser A (MBIA
          Insd)...............................  *           04/01/23           614,300
  2,000   Southern Illinois Univ Rev Cap
          Apprec Hsg & Aux Ser A (MBIA
          Insd)...............................  *           04/01/26           406,840

                                               See Notes to Financial Statements

                               September 30, 1999
--------------------------------------------------------------------------------

  Par
Amount
 (000)                Description               Coupon      Maturity     Market Value
--------------------------------------------------------------------------------------
          ILLINOIS (CONTINUED)
$ 1,500   Will Cnty, IL Cmnty Unit Sch Dist No
          201 Ser C (FSA Insd)................  *           10/01/13    $      683,745
  1,000   Will Cnty, IL Cmnty Unit Sch Dist No
          201 Ser C (FSA Insd)................  *           10/01/14           425,960
                                                                        --------------
                                                                           252,298,760
                                                                        --------------
          INDIANA  0.7%
  2,000   Indiana Bond Bank Spl Pgm Ser A
          (AMBAC Insd)........................   9.750%     08/01/09         2,528,600
  5,000   Indiana Hlth Fac Fin Auth Hosp Rev
          Cmnty Hosps Proj Rfdg & Impt (MBIA
          Insd)...............................   6.400      05/01/12         5,272,800
  1,000   Marion Cnty, IN Convention & Rectl
          Fac Auth Excise Tax Rev Lease Rental
          Ser A (AMBAC Insd)..................   7.000      06/01/21         1,057,330
                                                                        --------------
                                                                             8,858,730
                                                                        --------------
          KANSAS  2.0%
 18,750   Burlington, KS Pollutn Ctl Rev KS
          Gas & Elec Co Proj Rfdg (MBIA
          Insd) (b)...........................   7.000      06/01/31        19,793,625
  1,400   Kansas St Dev Fin Auth Rev Ltd Tax
          Dept Comm Hsg Rfdg (FSA Insd).......   4.000      06/01/06         1,330,126
  1,000   Kansas St Dev Fin Auth Rev Ltd Tax
          Dept Comm Hsg Rfdg (FSA Insd).......   4.200      06/01/07           953,600
  2,880   Saline Cnty, KS Uni Sch Dist No 305
          Salina (FSA Insd)...................   4.250      09/01/08         2,719,037
                                                                        --------------
                                                                            24,796,388
                                                                        --------------
          KENTUCKY  0.0%
     20   Kentucky Cntys Single Family Mtg
          Presbyterian Homes Ser A Rfdg (MBIA
          Insd)...............................   8.625      09/01/15            20,041
                                                                        --------------
          LOUISIANA  1.8%
  4,065   Calcasieu Parish, LA Mem Hosp Svcs
          Dist Hosp Rev Lake Charles Mem Hosp
          Proj Ser A (Connie Lee Insd)........   6.375      12/01/12         4,436,744
  5,530   Calcasieu Parish, LA Mem Hosp Svcs
          Dist Hosp Rev Lake Charles Mem Hosp
          Proj Ser A (Connie Lee Insd)........   6.500      12/01/18         6,044,732
    310   Louisiana Pub Fac Auth Rev Med Cent
          LA at New Orleans Proj (Connie Lee
          Insd)...............................   6.250      10/15/10           322,394

                                               See Notes to Financial Statements

                               September 30, 1999
--------------------------------------------------------------------------------

  Par
Amount
 (000)                Description               Coupon      Maturity     Market Value
--------------------------------------------------------------------------------------
          LOUISIANA (CONTINUED)
$ 5,000   Louisiana Pub Fac Auth Rev Tulane
          Univ of LA (AMBAC Insd).............   6.050%     10/01/25    $    5,067,450
 10,000   New Orleans, LA Home Mtg Auth Single
          Family Mtg Rev 1985 Ser A (MBIA
          Insd)...............................  *           09/15/16         1,592,000
  5,000   Rapides Parish, LA Indl Dev Brd Inc
          Pollutn Ctl Rev (AMBAC Insd)........   5.875      09/01/29         4,978,750
                                                                        --------------
                                                                            22,442,070
                                                                        --------------
          MAINE  0.2%
     35   Maine Hlth & Higher Edl Fac Auth Rev
          Ser B (FSA Insd)....................   7.100      07/01/14            39,414
  1,715   Maine Hlth & Higher Edl Fac Auth Rev
          Ser B (Prerefunded @ 07/01/04) (FSA
          Insd)...............................   7.100      07/01/14         1,927,317
                                                                        --------------
                                                                             1,966,731
                                                                        --------------
          MASSACHUSETTS  1.2%
  1,700   Massachusetts St Hlth & Edl Fac Auth
          Rev Mt Auburn Hosp Ser B1 (MBIA
          Insd)...............................   6.250      08/15/14         1,803,462
 14,100   Massachusetts St Wtr Res Auth
          Houston Ind Inc Proj Ser A (FSA
          Insd)...............................   4.750      08/01/37        11,367,561
  2,250   Massachusetts St Wtr Res Auth Genl
          Ser A (Prerefunded @ 11/01/06) (FGIC
          Insd)...............................   5.500      11/01/21         2,374,200
                                                                        --------------
                                                                            15,545,223
                                                                        --------------
          MICHIGAN  3.6%
  2,325   Bay City, MI (AMBAC Insd)...........  *           06/01/15           957,877
  1,000   Bay City, MI (AMBAC Insd)...........  *           06/01/16           386,180
  3,750   Big Rapids, MI Pub Schs Dist Rfdg
          (FSA Insd)..........................   4.750      05/01/25         3,155,737
  3,250   Central MI Univ Rev (FGIC Insd).....   5.625      10/01/22         3,447,405
  1,100   Central MI Univ Rev (FGIC Insd).....   5.500      10/01/26         1,158,223
  9,270   Detroit, MI City Sch Dist Ser B
          (FGIC Insd).........................   5.000      05/01/21         8,305,364
 11,100   Detroit, MI City Sch Dist Ser B
          (FGIC Insd).........................   4.750      05/01/28         9,246,633
  3,000   Hazel Park, MI Bldg Auth Ice Arena
          (AMBAC Insd)........................   4.700      04/01/24         2,515,830
 21,000   Livonia, MI Pub Sch Dist Ser II
          (FGIC Insd).........................  *           05/01/21         5,415,480
  5,000   Michigan St Hosp Fin Auth Rev Hosp
          Sparrow Oblig Group (MBIA Insd).....   6.000      11/15/36         4,995,900

                                               See Notes to Financial Statements

                               September 30, 1999
--------------------------------------------------------------------------------

  Par
Amount
 (000)                Description               Coupon      Maturity     Market Value
--------------------------------------------------------------------------------------
          MICHIGAN (CONTINUED)
$ 2,000   Michigan St Hsg Dev Auth Rental Hsg
          Rev Ser B (AMBAC Insd)..............   4.850%     04/01/04    $    1,998,400
  5,000   Mount Clemens, MI Cmnty Sch Dist Cap
          Apprec (Prerefunded @ 05/01/07)
          (MBIA Insd).........................  *           05/01/17         1,731,900
  2,500   Plymouth Canton, MI Cmnty Sch Dist
          (FSA Insd)..........................   4.750      05/01/23         2,123,550
                                                                        --------------
                                                                            45,438,479
                                                                        --------------
          MINNESOTA  0.6%
  1,000   Brainerd, MN Rev Evangelical
          Lutheran Ser B Rfdg (FSA Insd)......   6.650      03/01/17         1,060,960
  5,600   Minneapolis-St Paul, MN Hsg & Redev
          Auth Hlthcare Sys Rev Hlth One Ser A
          (MBIA Insd).........................   7.400      08/15/11         5,881,176
                                                                        --------------
                                                                             6,942,136
                                                                        --------------
          MISSISSIPPI  0.1%
  1,000   Harrison Cnty, MS Wastewtr Mgmt Dist
          Rev Wastewtr Treatment Fac Ser A
          Rfdg (FGIC Insd)....................   8.500      02/01/13         1,287,980
                                                                        --------------
          MISSOURI  0.5%
    640   Green Cnty, MO Single Family Mtg Rev
          (AMBAC Insd)........................  *           12/01/16           118,663
  4,585   Missouri St Hlth & Edl Fac Auth
          (MBIA Insd).........................   6.250      06/01/16         4,698,937
    125   Saint Louis Cnty, MO Single Family
          Mtg Rev (AMBAC Insd)................   9.250      10/01/16           127,606
  1,000   St Louis, MO Pub Safety (FGIC
          Insd)...............................   5.000      02/15/15           949,000
                                                                        --------------
                                                                             5,894,206
                                                                        --------------
          NEBRASKA  0.2%
  2,250   American Pub Energy Agy NE Gas Sup
          Rev NE Pub Gas Agy Proj Ser A (AMBAC
          Insd)...............................   4.375      06/01/10         2,084,490
                                                                        --------------
          NEVADA  0.8%
  1,000   Carson City, NV Hosp Rev Ser B
          (AMBAC Insd)........................   5.400      03/01/17           951,300
  2,000   Clark Cnty, NV Indl Dev Rev NV Pwr
          Co Proj Ser C Rfdg (AMBAC Insd).....   7.200      10/01/22         2,171,240
  1,675   Clark Cnty, NV Pub Fac Ser C (FGIC
          Insd)...............................   5.000      06/01/24         1,483,196

                                               See Notes to Financial Statements

                               September 30, 1999
--------------------------------------------------------------------------------

  Par
Amount
 (000)                Description               Coupon      Maturity     Market Value
--------------------------------------------------------------------------------------
          NEVADA (CONTINUED)
$ 1,310   Las Vegas, NV Loc Impt Spl Impt Dist
          No 404 Rfdg (FSA Insd)..............   4.400%     11/01/08    $    1,226,068
  1,105   Las Vegas, NV Loc Impt Spl Impt Dist
          No 404 Rfdg (FSA Insd)..............   4.500      11/01/09         1,027,164
  3,720   Washoe Cnty, NV Rfdg & Impt (MBIA
          Insd)...............................  *           07/01/07         2,521,379
                                                                        --------------
                                                                             9,380,347
                                                                        --------------
          NEW HAMPSHIRE  0.6%
  5,000   New Hampshire Higher Edl & Hlth Fac
          Auth Rev (AMBAC Insd)...............   6.000      10/01/26         5,015,500
  2,500   New Hampshire St Tpk Sys Rev Rfdg
          (Inverse Fltg) (FGIC Insd)..........   9.475      11/01/17         2,990,625
                                                                        --------------
                                                                             8,006,125
                                                                        --------------
          NEW JERSEY  0.9%
  5,500   Howell Twp, NJ Rfdg (FGIC Insd).....   6.800      01/01/14         5,850,625
  3,625   Morristown, NJ Rfdg (FSA Insd)......   6.400      08/01/14         3,923,011
  1,000   New Jersey Econ Dev Auth Rev Trans
          Proj Sublease Ser A (FSA Insd)......   5.125      05/01/10         1,003,200
                                                                        --------------
                                                                            10,776,836
                                                                        --------------
          NEW YORK  7.7%
    625   Erie Cnty, NY Pub Impt Ser A ( FGIC
          Insd)...............................   4.800      10/01/07           620,900
  8,000   Metropolitan Tran Auth NY Commuter
          Fac Rev Ser A (MBIA Insd)...........   5.625      07/01/27         7,823,360
 10,000   Metropolitan Tran Auth NY Tran Fac
          Ser C (FSA Insd)....................   4.750      07/01/16         8,849,100
  4,350   New York City Indl Dev Agy Civic Fac
          Rev USTA Natl Tennis Cent Proj (FSA
          Insd)...............................   6.375      11/15/14         4,662,243
  5,000   New York City Muni Wtr Fin Auth Wtr
          & Swr Sys Rev (FSA Insd)............  *           06/15/14         2,209,550
  8,000   New York City Muni Wtr Fin Auth Wtr
          & Swr Sys Rev (MBIA Insd)...........   4.750      06/15/25         6,757,120
     50   New York City Ser C Subser C1 (FSA
          Insd)...............................   6.250      08/01/09            53,018
  2,090   New York City Ser G (MBIA Insd).....   5.750      02/01/14         2,116,710
 18,000   New York City Ser G (FGIC Insd).....   5.750      02/01/14        18,230,040
  9,845   New York City Ser I (MBIA Insd).....   4.750      04/15/17         8,573,912

                                               See Notes to Financial Statements

                               September 30, 1999
--------------------------------------------------------------------------------

  Par
Amount
 (000)                Description               Coupon      Maturity     Market Value
--------------------------------------------------------------------------------------
          NEW YORK (CONTINUED)
$ 6,750   New York City Tran Auth Met Ser A
          (AMBAC Insd)........................   5.250%     01/01/29    $    6,207,300
  3,000   New York St Dorm Auth Lease Rev Muni
          Hlth Fac Impt Pgm Ser A (FSA
          Insd)...............................   5.500      05/15/25         2,882,400
  7,425   New York St Dorm Auth Lease Rev
          Office Fac & Audit Ctl (MBIA
          Insd)...............................   5.000      04/01/29         6,519,447
  2,775   New York St Dorm Auth Rev City Univ
          Ser C (FGIC Insd)...................   7.000      07/01/14         2,884,946
  3,000   New York St Dorm Auth Rev City Univ
          Sys Cons 3rd Genl 1 (FSA
          Insd) (a)...........................   5.500      07/01/29         2,879,010
  4,700   New York St Dorm Auth Rev Insd Pace
          Univ Rfdg (MBIA Insd)...............   5.750      07/01/26         4,645,762
     15   New York St Med Care Fac Fin Agy Rev
          (FSA Insd)..........................   6.500      08/15/15            15,992
  7,000   New York St Med Care Fac Fin Agy Rev
          NY Hosp Mtg Ser A (Prerefunded @
          02/15/05) (AMBAC Insd) (b)..........   6.750      08/15/14         7,820,470
  1,500   New York St Urban Dev Corp Rev
          Correctional Fac Rfdg (AMBAC
          Insd)...............................   5.250      01/01/18         1,411,740
  1,000   Niagara, NY Frontier Tran Auth Arpt
          Rev (MBIA Insd).....................   5.500      04/01/19           966,930
                                                                        --------------
                                                                            96,129,950
                                                                        --------------
          NORTH CAROLINA  0.1%
  1,250   Franklin Cnty, NC Ctfs Partn Jail &
          Sch Projs (FGIC Insd)...............   6.625      06/01/14         1,380,788
                                                                        --------------
          NORTH DAKOTA  0.6%
  2,095   Grand Forks, ND Sales Tax Rev Aurora
          Proj Ser A (MBIA Insd)..............   5.625      12/15/29         2,015,432
  5,000   Mercer Cnty, ND Pollutn Ctl Rev
          Antelope Vly Station Rfdg (AMBAC
          Insd)...............................   7.200      06/30/13         5,822,500
                                                                        --------------
                                                                             7,837,932
                                                                        --------------

                                               See Notes to Financial Statements

                               September 30, 1999
--------------------------------------------------------------------------------

  Par
Amount
 (000)                Description               Coupon      Maturity     Market Value
--------------------------------------------------------------------------------------
          OHIO  2.2%
$ 5,000   Clermont Cnty, OH Hosp Fac Rev Muni
          (Inverse Fltg) (Prerefunded @
          09/25/01) (AMBAC Insd)..............   9.441%     10/05/21    $    5,625,000
  2,010   Cleveland, OH (Prerefunded @
          11/15/04) (MBIA Insd)...............   6.500      11/15/09         2,224,829
 15,000   Hamilton Cnty, OH Sales Tax Hamilton
          Cnty Football Proj B (MBIA Insd)....   5.000      12/01/27        13,258,200
  2,750   Lorain Cnty, OH Hlth Fac Rev
          Catholic Hlthcare Partners Ser A
          (AMBAC Insd)........................   5.500      09/01/29         2,616,487
  1,500   Ohio St Air Quality Dev Auth Rev
          Pollutn Ctl Cleveland Co Proj Rfdg
          (FGIC Insd).........................   8.000      12/01/13         1,659,015
  2,500   Ohio St Air Quality Dev Auth Rev
          Pollutn Ctl OH Edison Ser A Rfdg
          (FGIC Insd).........................   7.450      03/01/16         2,581,725
                                                                        --------------
                                                                            27,965,256
                                                                        --------------
          OKLAHOMA  1.1%
  1,760   McAlester, OK Pub Wks Auth Rev Rfdg
          & Impt (FSA Insd)...................   5.250      12/01/20         1,815,933
  3,300   McAlester, OK Pub Wks Auth Util Sys
          Rev (FSA Insd)......................   5.750      02/01/20         3,311,979
 11,000   McAlester, OK Pub Wks Auth Util Sys
          Rev (FSA Insd)......................  *           02/01/30         1,681,570
  5,660   Mustang, OK Impt Auth Util Rev (FSA
          Insd)...............................   5.800      10/01/30         5,575,892
  1,820   Oklahoma Hsg Fin Agy Single Family
          Rev Mtg Ser A (MBIA Insd)...........   7.200      03/01/11         1,880,115
                                                                        --------------
                                                                            14,265,489
                                                                        --------------
          PENNSYLVANIA  4.3%
  4,875   Allegheny Cnty, PA Hosp Dev Auth Rev
          Pittsburgh Mercy Hlth Sys Inc (AMBAC
          Insd)...............................   5.625      08/15/26         4,870,759
  2,985   Butler, PA Area Sch Dist Cap Apprec
          (Prerefunded @ 11/15/07) (FGIC
          Insd)...............................  *           11/15/23           791,234
  5,650   Butler, PA Area Sch Dist Cap Apprec
          (Prerefunded @ 11/15/07) (FGIC
          Insd)...............................  *           11/15/26         1,248,142
 24,000   Dauphin Cnty, PA Genl Auth Hlth Sys
          Rev Pinnacle Hlth Sys Proj Rfdg
          (MBIA Insd).........................   5.500      05/15/27        22,619,760

                                               See Notes to Financial Statements

                               September 30, 1999
--------------------------------------------------------------------------------

  Par
Amount
 (000)                Description               Coupon      Maturity     Market Value
--------------------------------------------------------------------------------------
          PENNSYLVANIA (CONTINUED)
$ 2,000   Dauphin Cnty, PA Genl Auth Hosp Rev
          Hapsco Phoenixville Hosp Proj Ser B
          (FGIC Insd).........................   6.125%     07/01/10    $    2,129,160
  1,000   Lehigh Cnty, PA Indl Dev Auth
          Pollutn Ctl Rev PA Pwr & Lt Co Proj
          Ser A Rfdg (MBIA Insd)..............   6.400      11/01/21         1,055,670
  3,750   Montgomery Cnty, PA Indl Dev Auth
          Rev Pollutn Ctl Ser E Rfdg (MBIA
          Insd)...............................   6.700      12/01/21         3,979,687
  1,500   Philadelphia, PA (FSA Insd).........   5.000      03/15/28         1,313,955
  2,250   Philadelphia, PA Gas Wks Rev 14th
          Ser A Rfdg (FSA Insd)...............   6.375      07/01/14         2,403,022
  5,000   Philadelphia, PA Gas Wks Rev Second
          Ser (FSA Insd)......................   5.000      07/01/29         4,362,600
  2,000   Pittsburgh & Allegheny Cnty, PA Pub
          Aud Auth Excise Tax Rev (AMBAC
          Insd)...............................   5.000      02/01/19         1,792,800
  1,500   Pittsburgh & Allegheny Cnty, PA Pub
          Aud Auth Excise Tax Rev (AMBAC
          Insd)...............................   5.125      02/01/35         1,317,300
  2,500   Pittsburgh & Allegheny Cnty, PA Pub
          Aud Auth Regl Asset Dist Sales Tax
          Rev (AMBAC Insd)....................   5.000      02/01/24         2,215,500
  1,000   Sayre, PA Hlthcare Fac Auth Rev VHA
          Cap Asset Fin Pgm Ser H2 (AMBAC
          Insd)...............................   7.625      12/01/15         1,035,530
  5,000   Westmoreland Cnty, PA Muni Auth Muni
          Svc Rev (MBIA Insd).................  *           08/15/22         1,282,900
  3,000   Westmoreland Cnty, PA Ser A Rfdg
          (MBIA Insd).........................  *           12/01/19           923,070
                                                                        --------------
                                                                            53,341,089
                                                                        --------------
          RHODE ISLAND  0.2%
  2,000   Rhode Island St Hlth & Edl Bldg Corp
          Rev Higher Edl Fac Roger Williams
          (Prerefunded @ 11/15/04) (Connie Lee
          Insd)...............................   7.250      11/15/24         2,278,760
                                                                        --------------
          SOUTH CAROLINA  1.2%
     70   Charleston Cnty, SC Ctfs Partn Ser B
          (MBIA Insd).........................   6.875      06/01/14            76,557
  1,430   Charleston Cnty, SC Ctfs Partn Ser B
          (Prerefunded @ 06/01/04) (MBIA
          Insd)...............................   6.875      06/01/14         1,596,452
  2,475   Lancaster Cnty, SC Sch Dist (FSA
          Insd)...............................   4.750      03/01/16         2,198,468

                                               See Notes to Financial Statements

                               September 30, 1999
--------------------------------------------------------------------------------

  Par
Amount
 (000)                Description               Coupon      Maturity     Market Value
--------------------------------------------------------------------------------------
          SOUTH CAROLINA (CONTINUED)
$ 2,600   Lancaster Cnty, SC Sch Dist (FSA
          Insd)...............................   4.750%     03/01/17    $    2,286,180
  2,725   Lancaster Cnty, SC Sch Dist (FSA
          Insd)...............................   4.750      03/01/18         2,382,658
  6,500   South Carolina Tran Infrastructure
          Bk Rev (AMBAC Insd).................   5.375      10/01/24         6,158,230
                                                                        --------------
                                                                            14,698,545
                                                                        --------------
          SOUTH DAKOTA  0.9%
  1,610   South Dakota St Hlth & Edl Fac Auth
          Rev (AMBAC Insd)....................   5.250      08/01/24         1,467,515
  5,205   South Dakota St Lease Rev Trust Ctfs
          Ser A (FSA Insd)....................   6.625      09/01/12         5,838,761
  4,000   South Dakota St Lease Rev Trust Ctfs
          Ser A (FSA Insd)....................   6.700      09/01/17         4,491,000
                                                                        --------------
                                                                            11,797,276
                                                                        --------------
          TENNESSEE  0.9%
  2,000   Chattanooga-Hamilton Cnty, TN Hosp
          Auth Hosp Rev Erlanger Med Cent Ser
          B (Inverse Fltg) (Prerefunded @
          05/01/01) (FSA Insd)................   9.672      05/25/21         2,222,500
  2,000   Franklin, TN Spl Sch Dist Cap Apprec
          (FSA Insd)..........................  *           06/01/17           722,040
  2,320   Johnson City, TN Sch Sales Tax
          (Prerefunded @ 05/01/06) (AMBAC
          Insd)...............................   6.700      05/01/18         2,580,791
  6,000   Tennergy Corp, TN Gas Rev (MBIA
          Insd)...............................   4.125      06/01/09         5,480,100
                                                                        --------------
                                                                            11,005,431
                                                                        --------------
          TEXAS  4.6%
  3,000   Amarillo, TX Hlth Fac Corp Hosp Rev
          High Plains Baptist Hosp (Inverse
          Fltg) (FSA Insd)....................   9.149      01/01/22         3,367,500
 12,500   Austin, TX Util Sys Rev Ser A Rfdg
          (MBIA Insd).........................  *           11/15/10         6,947,375
  1,935   Corpus Christi, TX Hsg Fin Corp
          Single Family Mtg Rev Ser A Rfdg
          (MBIA Insd).........................   7.700      07/01/11         2,061,104
  7,705   Dallas Cnty, TX Util & Reclamation
          Dist (MBIA Insd)....................  *           02/15/09         4,057,838
  8,500   Dallas Cnty, TX Util & Reclamation
          Dist Ser B Rfdg (AMBAC Insd) (a)....   5.875      02/15/29         8,445,855

                                               See Notes to Financial Statements

                               September 30, 1999
--------------------------------------------------------------------------------

  Par
Amount
 (000)                Description               Coupon      Maturity     Market Value
--------------------------------------------------------------------------------------
          TEXAS (CONTINUED)
$ 5,750   Dallas, TX Wtrwks & Swr Sys Rev Rfdg
          (FSA Insd)..........................   5.000%     10/01/29    $    4,986,400
  1,400   El Paso, TX Hsg Fin Corp Mtg Rev
          Single Family (FGIC Insd)...........  *           11/01/16           212,464
  4,615   Harris Cnty, TX Toll Rd Tax & Sub
          Lien Ser A Rfdg (FGIC Insd).........  *           08/15/07         3,108,849
  7,510   Harris Cnty-Houston, TX Sports Auth
          Spl Rev Ser A (MBIA Insd)...........   5.000      11/15/28         6,504,636
 10,000   Lower Co Riv Auth TX Rev Ser A Rfdg
          (AMBAC Insd) (a)....................   5.500      05/15/21         9,590,700
  2,505   Montgomery Cnty, TX Cap Apprec Rfdg
          (MBIA Insd).........................  *           03/01/15         1,034,264
  1,000   Montgomery Cnty, TX Cap Apprec Rfdg
          (MBIA Insd).........................  *           03/01/16           386,760
  1,305   Montgomery Cnty, TX Cap Apprec Rfdg
          (MBIA Insd).........................  *           03/01/17           473,141
  3,600   North Cent, TX Hlth Fac Dev TX Hlth
          Res Sys Ser B (MBIA Insd)...........   5.375      02/15/26         3,319,200
  1,000   San Antonio, TX Indpt Sch Dist Pub
          Fac Corp Lease Rev (AMBAC Insd).....   5.850      10/15/10         1,049,250
  1,750   Tarrant Cnty, TX Hlth Fac Dev Corp
          Hlth Sys Rev Ser B (FGIC Insd)......   5.000      09/01/15         1,648,168
                                                                        --------------
                                                                            57,193,504
                                                                        --------------
          UTAH  2.7%
 21,000   Intermountain Pwr Agy UT Pwr Supply
          Rev Ser B Rfdg (MBIA Insd)..........   5.750      07/01/19        20,912,010
    750   Provo, UT Elec Rev 1984 Ser A Rfdg
          (AMBAC Insd)........................  10.375      09/15/15         1,045,208
  7,385   Utah St Muni Fin Co-op Loc Govt Rev
          Pool Cap Salt Lake (FSA Insd).......  *           03/01/09         4,532,691
  3,115   West Jordan, UT Multi-Family Rev
          Broadmoor Vlg Apts Proj Ser A Rfdg
          (FSA Insd)..........................   6.800      01/01/15         3,256,826
  4,540   West Valley City, UT Muni Bldg Lease
          Ser A Rfdg (AMBAC Insd).............   4.750      04/15/19         3,936,679
                                                                        --------------
                                                                            33,683,414
                                                                        --------------

                                               See Notes to Financial Statements

                               September 30, 1999
--------------------------------------------------------------------------------

  Par
Amount
 (000)                Description               Coupon      Maturity     Market Value
--------------------------------------------------------------------------------------
          VIRGINIA  1.6%
$ 4,000   Loudoun Cnty, VA Ctfs Partn (FSA
          Insd)...............................   6.800%     03/01/14    $    4,348,920
  5,000   Richmond, VA (FSA Insd) (a).........   5.500      01/15/16         4,831,050
  5,000   Richmond, VA (FSA Insd) (a).........   5.500      01/15/17         4,801,200
  5,000   Richmond, VA (FSA Insd) (a).........   5.500      01/15/18         4,770,000
    750   University of VA Hosp Rev Ser C Rfdg
          (Prerefunded @ 06/01/00) (AMBAC
          Insd)...............................   9.375      06/01/07           785,123
                                                                        --------------
                                                                            19,536,293
                                                                        --------------
          WASHINGTON  1.6%
  2,995   Grant Cnty, WA Pub Util Dist No 2
          Priest Rapids Hydro Elec Rev Second
          Ser C Rfdg (AMBAC Insd).............   6.000      01/01/13         3,109,858
  2,335   Grant Cnty, WA Pub Util Dist No 2
          Priest Rapids Hydro Elec Rev Second
          Ser C Rfdg (AMBAC Insd).............   6.000      01/01/17         2,377,030
  1,315   Grant Cnty, WA Pub Util Dist No 2
          Wanapum Hydro Elec Rev Second Ser C
          Rfdg (AMBAC Insd)...................   6.000      01/01/13         1,365,430
  1,025   Grant Cnty, WA Pub Util Dist No 2
          Wanapum Hydro Elec Rev Second Ser C
          Rfdg (AMBAC Insd)...................   6.000      01/01/17         1,043,450
    350   Pierce Cnty, WA Swr Rev Ser A (MBIA
          Insd)...............................   9.000      02/01/05           420,721
  5,000   Spokane, WA Regl Solid Waste Mgmt
          Sys Rev (AMBAC Insd)................   6.250      12/01/11         5,311,650
    160   University of WA Univ Rev (MBIA
          Insd)...............................   7.000      12/01/21           170,794
  3,090   Washington St Pub Pwr Supply Sys
          Nuclear Proj No 1 Rev Proj No 1 Rev
          Ser A Rfdg (AMBAC Insd).............   5.700      07/01/09         3,218,204
  3,015   Washington St Pub Pwr Supply Sys
          Nuclear Proj No 2 Rev Ser C Rfdg
          (MBIA Insd).........................  *           07/01/04         2,410,945
                                                                        --------------
                                                                            19,428,082
                                                                        --------------
          WISCONSIN  1.4%
  1,350   Plover, WI Wtr Sys Rev (AMBAC
          Insd)...............................   5.400      12/01/16         1,309,783
  1,500   Plover, WI Wtr Sys Rev (AMBAC
          Insd)...............................   5.500      12/01/18         1,457,325
 12,490   Wisconsin St Hlth & Edl Fac Auth Rev
          Aurora Med Group Inc Proj (FSA Insd)
          (b).................................   5.750      11/15/25        12,135,784

                                               See Notes to Financial Statements

                               September 30, 1999
--------------------------------------------------------------------------------

  Par
Amount
 (000)                Description               Coupon      Maturity     Market Value
--------------------------------------------------------------------------------------
          WISCONSIN (CONTINUED)
$ 1,000   Wisconsin St Hlth & Edl Fac Auth Rev
          Med College of WI Inc Proj (MBIA
          Insd)...............................   5.500%     03/01/17    $      959,400
  1,000   Wisconsin St Hlth & Edl Fac Auth Rev
          Med College of WI Inc Proj (MBIA
          Insd)...............................   5.750      03/01/27           980,350
                                                                        --------------
                                                                            16,842,642
                                                                        --------------
          WYOMING  0.2%
  2,000   Laramie Cnty, WY Hosp Rev Mem Hosp
          Proj (AMBAC Insd)...................   6.700      05/01/12         2,140,160
                                                                        --------------
          PUERTO RICO  0.2%
  3,000   Puerto Rico Indl Tourist Edl Med &
          Environmental Ctl Fac Hosp Aux (MBIA
          Insd)...............................   6.250      07/01/16         3,153,810
                                                                        --------------
TOTAL LONG-TERM INVESTMENTS  98.7%
  (Cost $1,194,403,076).............................................     1,227,667,842
SHORT-TERM INVESTMENTS  3.3%
  (Cost $40,200,000)................................................        40,200,000
                                                                        --------------
TOTAL INVESTMENTS  102.0%
  (Cost $1,234,603,076).............................................     1,267,867,842
LIABILITIES IN EXCESS OF OTHER ASSETS  (2.0%).......................       (24,444,294)
                                                                        --------------
NET ASSETS  100.0%..................................................    $1,243,423,548
                                                                        ==============

 * Zero coupon bond

(a) Securities purchased on a when issued or delayed delivery basis.

(b) Assets segregated as collateral for when issued or delayed delivery purchase commitments.

AMBAC--AMBAC Indemnity Corporation
BIGI--Bond Investor Guaranty Inc.
Connie Lee--Connie Lee Insurance Company
FGIC--Financial Guaranty Insurance Company
FSA--Financial Security Assurance Inc.
MBIA--Municipal Bond Investors Assurance Corp.

                                               See Notes to Financial Statements

                      STATEMENT OF ASSETS AND LIABILITIES

                               September 30, 1999
--------------------------------------------------------------------------------

ASSETS:
Total Investments (Cost $1,234,603,076).....................    $1,267,867,842
Cash........................................................             4,269
Receivables:
  Interest..................................................        17,411,259
  Investments Sold..........................................        17,032,747
  Fund Shares Sold..........................................         2,024,831
Other.......................................................            68,539
                                                                --------------
      Total Assets..........................................     1,304,409,487
                                                                --------------
LIABILITIES:
Payables:
  Investments Purchased.....................................        56,182,546
  Fund Shares Repurchased...................................         1,646,108
  Income Distributions......................................         1,381,051
  Distributor and Affiliates................................           727,565
  Investment Advisory Fee...................................           515,487
Accrued Expenses............................................           331,443
Trustees' Deferred Compensation and Retirement Plans........           201,739
                                                                --------------
      Total Liabilities.....................................        60,985,939
                                                                --------------
NET ASSETS..................................................    $1,243,423,548
                                                                ==============
NET ASSETS CONSIST OF:
Capital (Par value of $.01 per share with an unlimited
  number of shares authorized)..............................    $1,214,847,932
Net Unrealized Appreciation.................................        33,264,766
Accumulated Distributions in Excess of Net Investment
  Income....................................................          (487,916)
Accumulated Net Realized Loss...............................        (4,201,234)
                                                                --------------
NET ASSETS..................................................    $1,243,423,548
                                                                ==============
MAXIMUM OFFERING PRICE PER SHARE:
  Class A Shares:
    Net asset value and redemption price per share (Based on
    net assets of $1,178,342,105 and 65,168,747 shares of
    beneficial interest issued and outstanding).............            $18.08
    Maximum sales charge (4.75%* of offering price).........               .90
                                                                --------------
    Maximum offering price to public........................            $18.98
                                                                ==============
  Class B Shares:
    Net asset value and offering price per share (Based on
    net assets of $56,764,436 and 3,138,853 shares of
    beneficial interest issued and outstanding).............            $18.08
                                                                ==============
  Class C Shares:
    Net asset value and offering price per share (Based on
    net assets of $8,317,007 and 460,024 shares of
    beneficial interest issued and outstanding).............            $18.08
                                                                ==============

*On sales of $100,000 or more, the sales charge will be reduced.


                                               See Notes to Financial Statements

                            STATEMENT OF OPERATIONS

                     For the Year Ended September 30, 1999
--------------------------------------------------------------------------------

INVESTMENT INCOME:
Interest....................................................    $  75,945,082
                                                                -------------
EXPENSES:
Investment Advisory Fee.....................................        6,729,700
Distribution (12b-1) and Service Fees (Attributed to Classes
  A, B, and C of 2,952,701, 660,342 and $80,230,
  respectively).............................................        3,693,273
Shareholder Services........................................        1,304,891
Legal.......................................................           99,600
Custody.....................................................           80,288
Trustees' Fees and Related Expenses.........................           56,526
Insurance...................................................           35,500
Other.......................................................          623,787
                                                                -------------
Total Operating Expenses....................................       12,623,565
  Less Credits Earned on Cash Balances......................           54,688
                                                                -------------
  Net Operating Expenses....................................       12,568,877
  Interest Expense..........................................          234,497
                                                                -------------
NET INVESTMENT INCOME.......................................    $  63,141,708
                                                                =============
REALIZED AND UNREALIZED GAIN/LOSS:
Realized Gain/Loss:
  Investments...............................................    $  (1,043,226)
  Futures...................................................       (1,580,036)
                                                                -------------
Net Realized Loss...........................................       (2,623,262)
                                                                -------------
Unrealized Appreciation/Depreciation:
  Beginning of the Period...................................      143,148,176
  End of the Period:
    Investments.............................................       33,264,766
                                                                -------------
Net Unrealized Depreciation During the Period...............     (109,883,410)
                                                                -------------
NET REALIZED AND UNREALIZED LOSS............................    $(112,506,672)
                                                                =============
NET DECREASE IN NET ASSETS FROM OPERATIONS..................    $ (49,364,964)
                                                                =============

                                               See Notes to Financial Statements

                       STATEMENT OF CHANGES IN NET ASSETS

                     For the Year Ended September 30, 1999,
                    the Nine Months Ended September 30, 1998
                      and the Year Ended December 31, 1997
--------------------------------------------------------------------------------

                                          Year Ended       Nine Months Ended       Year Ended
                                      September 30, 1999   September 30, 1998   December 31, 1997
-------------------------------------------------------------------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income................  $   63,141,708       $   49,110,538       $   68,037,607
Net Realized Gain/Loss...............      (2,623,262)          15,077,312            8,525,006
Net Unrealized
  Appreciation/Depreciation
  During the Period..................    (109,883,410)          12,112,058           31,101,903
                                       --------------       --------------       --------------
Change in Net Assets from
  Operations.........................     (49,364,964)          76,299,908          107,664,516
                                       --------------       --------------       --------------
Distributions from Net Investment
  Income.............................     (63,107,634)         (49,274,568)         (67,785,067)
Distributions in Excess of Net
  Investment Income..................             -0-             (521,990)                 -0-
                                       --------------       --------------       --------------
Distributions from and in Excess of
  Net Investment Income*.............     (63,107,634)         (49,796,558)         (67,785,067)
Distributions from Net Realized
  Gain*..............................     (16,810,581)          (2,401,285)         (11,111,608)
                                       --------------       --------------       --------------
Total Distributions..................     (79,918,215)         (52,197,843)         (78,896,675)
                                       --------------       --------------       --------------
NET CHANGE IN NET ASSETS FROM
  INVESTMENT ACTIVITIES..............    (129,283,179)          24,102,065           28,767,841
                                       --------------       --------------       --------------
FROM CAPITAL TRANSACTIONS:
Proceeds from Shares Sold............     692,548,007          505,859,955          631,717,458
Net Asset Value of Shares Issued
  Through Dividend Reinvestment......      57,008,999           35,644,233           54,493,315
Cost of Shares Repurchased...........    (809,433,864)        (492,241,941)        (716,001,683)
                                       --------------       --------------       --------------
NET CHANGE IN NET ASSETS FROM
  CAPITAL TRANSACTIONS...............     (59,876,858)          49,262,247          (29,790,910)
                                       --------------       --------------       --------------
TOTAL INCREASE/DECREASE IN NET
  ASSETS.............................    (189,160,037)          73,364,312           (1,023,069)
NET ASSETS:
Beginning of the Period..............   1,432,583,585        1,359,219,273        1,360,242,342
                                       --------------       --------------       --------------
End of the Period (Including
  accumulated undistributed net
  investment income of $(487,916),
  $(521,990) and $164,030,
  respectively)......................  $1,243,423,548       $1,432,583,585       $1,359,219,273
                                       ==============       ==============        =============

* Distributions by Class
Distributions from and in Excess of
  Net Investment Income:
 Class A Shares......................  $  (60,158,791)      $  (47,397,474)      $  (64,607,170)
 Class B Shares......................      (2,628,280)          (2,215,435)          (2,965,479)
 Class C Shares......................        (320,563)            (183,649)            (212,418)
                                       --------------       --------------       --------------
                                       $  (63,107,634)      $  (49,796,558)      $  (67,785,067)
                                       ==============       ==============       ==============
Distributions from Net Realized Gain:
 Class A Shares......................  $  (15,893,768)      $   (2,262,642)      $  (10,489,973)
 Class B Shares......................        (826,371)            (128,797)            (580,452)
 Class C Shares......................         (90,442)              (9,846)             (41,183)
                                       --------------       --------------       --------------
                                       $  (16,810,581)      $   (2,401,285)      $  (11,111,608)
                                       ==============       ==============       ==============

                                               See Notes to Financial Statements

                              FINANCIAL HIGHLIGHTS

     The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.
--------------------------------------------------------------------------------

                                        Nine Months
                        Year Ended         Ended                Year Ended December 31,
                       September 30,   September 30,   -----------------------------------------
    Class A Shares         1999            1998          1997       1996       1995       1994
------------------------------------------------------------------------------------------------
Net Asset Value,
Beginning of the
Period................    $19.956         $19.631      $ 19.238   $ 19.549   $ 17.572   $ 19.857
                          -------         -------      --------   --------   --------   --------
Net Investment
  Income..............       .914            .710          .974       .980      1.021      1.051
Net Realized and
  Unrealized
  Gain/Loss...........     (1.641)           .371          .551      (.304)     1.982     (2.280)
                          -------         -------      --------   --------   --------   --------
Total from Investment
  Operations..........      (.727)          1.081         1.525       .676      3.003     (1.229)
                          -------         -------      --------   --------   --------   --------
Less:
  Distributions from
    and in Excess of
    Net Investment
    Income............       .914            .720          .971       .987      1.026      1.056
  Distributions from
    Net Realized
    Gain..............       .234            .036          .161        -0-        -0-        -0-
                          -------         -------      --------   --------   --------   --------
Total Distributions...      1.148            .756         1.132       .987      1.026      1.056
                          -------         -------      --------   --------   --------   --------
Net Asset Value, End
  of the Period.......    $18.081         $19.956      $ 19.631   $ 19.238   $ 19.549   $ 17.572
                          =======         =======      ========   ========   ========   ========
Total Return (a)......     (3.80%)          5.61%*        8.19%      3.65%     17.49%     (6.31%)
Net Assets at End of
  the Period (In
  millions)...........    $1,178.3        $1,353.9     $1,283.5   $1,283.7   $1,365.4   $1,110.2
Ratio of Expenses to
  Average Net Assets
  (b).................       .92%            .90%          .92%       .95%       .88%       .88%
Ratio of Net
  Investment Income to
  Average
  Net Assets (b)......      4.77%           4.85%         5.07%      5.11%      5.44%      5.70%
Portfolio Turnover....        92%             62%*          82%        92%        70%        48%

(a) Total Return is based upon net asset value which does not include payment of the maximum sales charge or contingent deferred sales charge.

(b) For the years ended December 31, 1996 and 1995, the impact on the Ratios of Expenses and Net Investment Income to Average Net Assets due to Van Kampen's reimbursement of certain expenses was less than 0.01%.

 *  Non-Annualized

                                               See Notes to Financial Statements

     The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.
--------------------------------------------------------------------------------

                                         Nine Months
                         Year Ended         Ended              Year Ended December 31,
                        September 30,   September 30,   -------------------------------------
    Class B Shares          1999            1998         1997      1996      1995      1994
---------------------------------------------------------------------------------------------
Net Asset Value,
Beginning of the
Period.................    $19.957         $19.634      $19.240   $19.549   $17.563   $19.824
                           -------         -------      -------   -------   -------   -------
Net Investment
  Income...............       .769            .598         .826      .832      .890      .899
Net Realized and
  Unrealized
  Gain/Loss............     (1.643)           .370         .551     (.304)    1.978    (2.276)
                           -------         -------      -------   -------   -------   -------
Total from Investment
  Operations...........      (.874)           .968        1.377      .528     2.868    (1.377)
                           -------         -------      -------   -------   -------   -------
Less:
  Distributions from
    and in Excess of
    Net Investment
    Income.............       .765            .609         .822      .837      .882      .884
  Distributions from
    Net Realized Gain..       .234            .036         .161       -0-       -0-       -0-
                           -------         -------      -------   -------   -------   -------
Total Distributions....       .999            .645         .983      .837      .882      .884
                           -------         -------      -------   -------   -------   -------
Net Asset Value, End of
  the Period...........    $18.084         $19.957      $19.634   $19.240   $19.549   $17.563
                           =======         =======      =======   =======   =======   =======
Total Return (a).......     (4.60%)          5.07%*       7.36%     2.83%    16.67%    (7.03%)
Net Assets at End of
  the Period (In
  millions)............      $56.8           $71.9        $70.1     $71.6     $75.3     $30.0
Ratio of Expenses to
  Average Net Assets
  (b)..................      1.68%           1.66%        1.69%     1.74%     1.67%     1.71%
Ratio of Net Investment
  Income to Average Net
  Assets (b)...........      3.99%           4.08%        4.29%     4.38%     4.69%     4.88%
Portfolio Turnover.....        92%             62%*         82%       92%       70%       48%

(a) Total Return is based upon net asset value which does not include payment of the maximum sale charge or contingent deferred sales charge.

(b) For the years ended December 31, 1996 and 1995, the impact on the Ratios of Expenses and Net Investment Income to Average Net Assets due to Van Kampen's reimbursement of certain expenses was less than 0.01%.

 *  Non-Annualized

                                               See Notes to Financial Statements

     The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.
--------------------------------------------------------------------------------

                                          Nine Months
                          Year Ended         Ended              Year Ended December 31,
                         September 30,   September 30,   -------------------------------------
    Class C Shares           1999            1998         1997      1996      1995      1994
----------------------------------------------------------------------------------------------
Net Asset Value,
Beginning of the
Period.................     $19.952         $19.630      $19.239   $19.548   $17.568   $19.823
                            -------         -------      -------   -------   -------   -------
Net Investment
  Income...............        .763            .594         .822      .830      .883      .908
Net Realized and
  Unrealized
  Gain/Loss............      (1.636)           .373         .552     (.302)    1.979    (2.279)
                            -------         -------      -------   -------   -------   -------
Total from Investment
  Operations...........       (.873)           .967        1.374      .528     2.862    (1.371)
                            -------         -------      -------   -------   -------   -------
Less:
  Distributions from
    and in Excess of
    Net Investment
    Income.............        .765            .609         .822      .837      .882      .884
  Distributions from
    Net Realized
    Gain...............        .234            .036         .161       -0-       -0-       -0-
                            -------         -------      -------   -------   -------   -------
Total Distributions....        .999            .645         .983      .837      .882      .884
                            -------         -------      -------   -------   -------   -------
Net Asset Value, End of
  the Period...........     $18.080         $19.952      $19.630   $19.239   $19.548   $17.568
                            =======         =======      =======   =======   =======   =======
Total Return (a).......      (4.55%)          5.02%*       7.36%     2.83%    16.60%    (6.98%)
Net Assets at End of
  the Period (In
  millions)............     $   8.3         $   6.8      $   5.6   $   4.9   $   5.1   $   3.5
Ratio of Expenses to
  Average Net Assets
  (b)..................       1.68%           1.66%        1.69%     1.74%     1.67%     1.70%
Ratio of Net Investment
  Income to Average Net
  Assets (b)...........       3.99%           4.06%        4.29%     4.37%     4.68%     4.89%
Portfolio Turnover.....         92%             62%*         82%       92%       70%       48%

(a) Total Return is based upon net asset value which does not include payment of the maximum sales charge or contingent deferred sales charge.

(b) For the years ended December 31, 1996 and 1995, the impact on the Ratios of Expenses and Net Investment Income to Average Net Assets due to Van Kampen's reimbursement of certain expenses was less than 0.01%.

 *  Non-Annualized

                                               See Notes to Financial Statements

                         NOTES TO FINANCIAL STATEMENTS

                               September 30, 1999
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen Insured Tax Free Income Fund (the "Fund") is organized as a series of Van Kampen Tax Free Trust (the "Trust"), a Delaware business trust and is registered as a diversified open-end management investment company under the Investment Company Act of 1940, as amended. The Fund's investment objective is to provide investors with a high level of current income exempt from federal income taxes, with liquidity and safety of principal, primarily through an investment in a diversified portfolio of insured municipal securities. The Fund commenced the distribution of its Class B and Class C shares on May 1, 1993 and August 13, 1993, respectively. In July, 1998, the Fund's Board of Trustees approved a change in the Fund's fiscal year end from December 31 to September 30.

    The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION--Municipal bonds are valued by independent pricing services or dealers using the mean of the bid and asked prices or, in the absence of market quotations, at fair value based upon yield data relating to municipal bonds with similar characteristics and general market conditions. Securities which are not valued by independent pricing services are valued at fair value using procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost.

B. SECURITY TRANSACTIONS--Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Fund may purchase and sell securities on a "when-issued" or "delayed delivery" basis, with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Fund will maintain, in a segregated account with its custodian, assets having an aggregate value at least equal to the amount of the when issued or delayed delivery purchase commitments until payment is made.

                               September 30, 1999
--------------------------------------------------------------------------------

C. INCOME AND EXPENSES--Interest income is recorded on an accrual basis. Bond premium and original issue discount are amortized over the expected life of each applicable security. Income and expenses of the Fund are allocated on a pro rata basis to each class of shares, except for distribution and service fees and transfer agency costs which are unique to each class of shares.

D. FEDERAL INCOME TAXES--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

    Net realized gains or losses may differ for financial reporting and tax reporting purposes primarily as a result of post-October losses which may not be recognized for tax purposes until the first day of the following fiscal year and the deferral of losses relating to wash sale transactions.

    At September 30, 1999, for federal income tax purposes, cost of long- and short-term investments is $1,234,611,123; the aggregate gross unrealized appreciation is $57,607,153 and the aggregate gross unrealized depreciation is $24,350,434, resulting in net unrealized appreciation on long- and short-term investments of $33,256,719.

E. DISTRIBUTION OF INCOME AND GAINS--The Fund declares daily and pays monthly dividends from net investment income. Net realized gains, if any, are distributed annually. Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income for tax purposes.

    Due to inherent differences in the recognition of certain expenses under generally accepted accounting principles and federal income tax purposes, the amount of distributed net investment income may differ for a particular period. These differences are temporary in nature, but may result in book basis distribution in excess of net investment income for certain periods.

F. INSURANCE EXPENSES--The Fund typically invests in insured bonds. Any portfolio securities not specifically covered by a primary insurance policy are insured secondarily through the Fund's portfolio insurance policy. Insurance premiums are based on the daily balances of uninsured bonds in the portfolio of investments and are charged to expense on an accrual basis. The insurance policy guarantees the timely payment of principal and interest on the securities in the Fund's portfolio.

                               September 30, 1999
--------------------------------------------------------------------------------

G. EXPENSE REDUCTIONS--During the year ended September 30, 1999, the Trust's custody fee was reduced by $54,688 as a result of credits earned on cash balances.

2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the Fund's Investment Advisory Agreement, Van Kampen Investment Advisory Corp. (the "Adviser") will provide investment advice and facilities to the Fund for an annual fee payable monthly as follows:

AVERAGE NET ASSETS                                      % PER ANNUM
-------------------------------------------------------------------
First $500 million....................................   .525 of 1%
Next $500 million.....................................   .500 of 1%
Next $500 million.....................................   .475 of 1%
Over $1.5 billion.....................................   .450 of 1%

    For the year ended September 30, 1999, the Fund recognized expenses of approximately $69,300 representing legal expenses provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Fund, of which a trustee of the Fund is an affiliated person.

    For the year ended September 30, 1999, the Fund recognized expenses of approximately $336,600 representing Van Kampen Funds Inc.'s or its affiliates' (collectively "Van Kampen") cost of providing accounting and legal services to the Fund.

    Van Kampen Investor Services Inc., an affiliate of the Adviser, serves as the shareholder servicing agent of the Fund. For the year ended September 30, 1999, the Fund recognized expenses of approximately $964,600. Transfer agency fees are determined through negotiations with the Fund's Board of Trustees and are based on competitive market benchmarks.

    Certain officers and trustees of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or trustees who are officers of Van Kampen.

    The Fund provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation to a later date. Benefits under the retirement plan are payable for a ten-year period and are based upon each trustee's years of service to the Fund. The maximum annual benefit per trustee under the plan is $2,500.

                               September 30, 1999
--------------------------------------------------------------------------------

3. CAPITAL TRANSACTIONS

    At September 30, 1999, capital aggregated $1,146,455,777, $59,293,894 and
$9,098,261 for Classes A, B and C, respectively. For the year ended September 30, 1999, transactions were as follows:

                                                SHARES           VALUE
--------------------------------------------------------------------------
Sales:
  Class A....................................  34,531,055    $ 665,555,139
  Class B....................................     613,802       11,864,633
  Class C....................................     778,739       15,128,235
                                              -----------    -------------
Total Sales..................................  35,923,596    $ 692,548,007
                                              ===========    =============
Dividend Reinvestment:
  Class A....................................   2,854,181    $  54,768,276
  Class B....................................     101,275        1,947,040
  Class C....................................      15,346          293,683
                                              -----------    -------------
Total Dividend Reinvestment..................   2,970,802    $  57,008,999
                                              ===========    =============
Repurchases:
  Class A.................................... (40,059,533)   $(773,708,764)
  Class B....................................  (1,177,316)     (22,609,500)
  Class C....................................    (676,622)     (13,115,600)
                                              -----------    -------------
Total Repurchases............................ (41,913,471)   $(809,433,864)
                                              ===========    =============

                               September 30, 1999
--------------------------------------------------------------------------------

    At September 30, 1998, capital aggregated $1,199,841,126, $68,091,721 and
$6,791,943 for Classes A, B and C, respectively. For the nine months ended September 30, 1998, transactions were as follows:

                                                SHARES           VALUE
--------------------------------------------------------------------------
Sales:
  Class A....................................  24,717,457    $ 483,526,778
  Class B....................................     517,918       10,164,399
  Class C....................................     621,935       12,168,778
                                              -----------    -------------
Total Sales..................................  25,857,310    $ 505,859,955
                                              ===========    =============
Dividend Reinvestment:
  Class A....................................   1,747,169    $  34,263,263
  Class B....................................      63,858        1,252,254
  Class C....................................       6,563          128,716
                                              -----------    -------------
Total Dividend Reinvestment..................   1,817,590    $  35,644,233
                                              ===========    =============
Repurchases:
  Class A.................................... (24,001,702)   $(470,222,851)
  Class B....................................    (552,971)     (10,848,637)
  Class C....................................    (570,061)     (11,170,453)
                                              -----------    -------------
Total Repurchases............................ (25,124,734)   $(492,241,941)
                                              ===========    =============

                               September 30, 1999
--------------------------------------------------------------------------------

    At December 31, 1997, capital aggregated $1,152,273,936, $67,523,705 and
$5,664,902 for Classes A, B and C, respectively. For the year ended December 31, 1997, transactions were as follows:

                                                SHARES           VALUE
--------------------------------------------------------------------------
Sales:
  Class A....................................  32,247,420    $ 617,534,974
  Class B....................................     410,394        7,887,393
  Class C....................................     324,754        6,295,091
                                              -----------    -------------
Total Sales..................................  32,982,568    $ 631,717,458
                                              ===========    =============
Dividend Reinvestment:
  Class A....................................   2,721,901    $  52,405,367
  Class B....................................      99,148        1,908,983
  Class C....................................       9,300          178,965
                                              -----------    -------------
Total Dividend Reinvestment..................   2,830,349    $  54,493,315
                                              ===========    =============
Repurchases:
  Class A.................................... (36,316,268)   $(697,389,583)
  Class B....................................    (660,311)     (12,665,655)
  Class C....................................    (306,866)      (5,946,445)
                                              -----------    -------------
Total Repurchases............................ (37,283,445)   $(716,001,683)
                                              ===========    =============

    Class B and C shares are offered without a front end sales charge, but are subject to a contingent deferred sales charge (CDSC). Class B shares purchased on or after June 1, 1996 will automatically convert to Class A shares after the eighth year following purchase. Class B shares purchased before June 1, 1996 automatically convert to Class A shares after the sixth year following purchase. For the year ended September 30, 1999, 672,438 Class B shares automatically converted to Class A shares. The CDSC will be imposed on

                               September 30, 1999
--------------------------------------------------------------------------------

most redemptions made within six years of the purchase for Class B and one year of the purchase for Class C as detailed in the following schedule.

                                                    CONTINGENT DEFERRED
                                                        SALES CHARGE
             YEAR OF REDEMPTION                  CLASS B            CLASS C
---------------------------------------------------------------------------
First........................................      4.00%              1.00%
Second.......................................      3.75%               None
Third........................................      3.50%               None
Fourth.......................................      2.50%               None
Fifth........................................      1.50%               None
Sixth........................................      1.00%               None
Seventh and Thereafter.......................       None               None

    For the year ended September 30, 1999, Van Kampen as Distributor for the Fund, received commissions on sales of the Fund's Class A shares of approximately $79,600 and CDSC on redeemed shares of approximately $95,300. Sales charges do not represent expenses of the Fund.

4. INVESTMENT TRANSACTIONS

For the year ended September 30, 1999, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $1,236,470,758 and $1,304,031,337, respectively.

5. DERIVATIVE FINANCIAL INSTRUMENTS

A derivative financial instrument in very general terms refers to a security whose value is "derived" from the value of an underlying asset, reference rate or index.

    The Fund has a variety of reasons to use derivative instruments, such as to attempt to protect the Fund against possible changes in the market value of its portfolio and to manage the portfolio's effective yield, maturity and duration. All of the Fund's portfolio holdings, including derivative instruments, are marked to market each day with the change in value reflected in the unrealized appreciation/depreciation. Upon disposition, a realized gain or loss is recognized accordingly, except when exercising a call option contract or taking delivery of a security underlying a futures contract. In these instances, the recognition of gain or loss is postponed until the disposal of the security underlying the option or futures contract.

                               September 30, 1999
--------------------------------------------------------------------------------

    Summarized below are the specific types of derivative financial instruments used by the Fund.

A. FUTURES CONTRACTS--A futures contract is an agreement involving the delivery of a particular asset on a specified future date at an agreed upon price. The Fund generally invests in futures on U.S. Treasury Bonds and the Municipal Bond Index and typically closes the contract prior to the delivery date. These contracts are generally used to manage the portfolio's effective maturity and duration.

    Upon entering into futures contracts, the Fund maintains, in a segregated account with its custodian, cash or liquid securities with a value equal to its obligation under the futures contracts. During the period the futures contract is open, payments are received from or made to the broker based upon changes in the value of the contract (the variation margin).
    Transactions in futures contracts, each with a par value of $100,000, for the year ended September 30, 1999 were as follows:

                                                                CONTRACTS
-------------------------------------------------------------------------
Outstanding at September 30, 1998...........................        -0-
Futures Opened..............................................      7,882
Futures Closed..............................................     (7,882)
                                                                 ------
Outstanding at September 30, 1999...........................        -0-
                                                                 ======

B. INDEXED SECURITIES--These instruments are identified in the portfolio of investments. The price of these securities may be more volatile than the price of a comparable fixed rate security.

    An Inverse Floating security is one where the coupon is inversely indexed to a short-term floating interest rate multiplied by a specified factor. As the floating rate rises, the coupon is reduced. Conversely, as the floating rate declines, the coupon is increased. These instruments are typically used by the Fund to enhance the yield of the portfolio.

    An Embedded Swap security includes a swap component such that the fixed coupon component of the underlying bond is adjusted by the difference between the securities fixed swap rate and the floating swap index. These instruments are typically used by the Fund to enhance the yield of the portfolio.

                               September 30, 1999
--------------------------------------------------------------------------------

6. DISTRIBUTION AND SERVICE PLANS

The Fund and its shareholders have adopted a distribution plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 and a service plan (collectively the "Plans"). The Plans govern payments for the distribution of the Fund's shares, ongoing shareholder services and maintenance of shareholder accounts.

    Annual fees under the Plans of up to .25% of Class A net assets and 1.00% each of Class B and Class C net assets are accrued daily. Included in these fees for the year ended September 30, 1999, are payments retained by Van Kampen of approximately $805,900.

7. BORROWINGS

In accordance with its investment policies, the Fund may borrow money from banks in an amount up to 5% of its total assets. The Fund, in combination with two other funds in the fund complex, has entered into a $100 million revolving credit agreement which expires November 10, 1999. The maximum amount available to any single fund is $75 million. Interest is charged under the agreement at a rate of .45% above the federal funds rate. An annual facility fee of .06% is charged on the unused portion of the credit facility.

    The average daily balance of bank borrowings for the year ended September 30, 1999 was approximate $4,279,045 with an average interest rate of 5.48%. At September 30, 1999, the Fund did not have any outstanding borrowings under the agreement.

                       REPORT OF INDEPENDENT ACCOUNTANTS

The Board of Trustees and Shareholders of

Van Kampen Insured Tax Free Income Fund:

We have audited the accompanying statement of assets and liabilities of Van Kampen Insured Tax Free Income Fund (the "Fund"), including the portfolio of investments, as of September 30, 1999, the related statement of operations for the year then ended, the statement of changes in net assets for the year then ended, for the nine-month period ended September 30, 1998, and for the year ended December 31, 1997, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
    We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 1999, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Van Kampen Insured Tax Free Income Fund as of September 30, 1999, the results of its operations for the year then ended, the changes in its net assets for the year then ended, for the nine-month period ended September 30, 1998, and for the year ended December 31, 1997, and the financial highlights for each of the periods presented, in conformity with generally accepted accounting principles.

                                                          KPMG LLP
Chicago, Illinois
November 5, 1999

                    VAN KAMPEN INSURED TAX FREE INCOME FUND

BOARD OF TRUSTEES

J. MILES BRANAGAN

JERRY D. CHOATE

RICHARD M. DEMARTINI*

LINDA HUTTON HEAGY

R. CRAIG KENNEDY

JACK E. NELSON

DON G. POWELL*

PHILLIP B. ROONEY

FERNANDO SISTO

WAYNE W. WHALEN*--Chairman

SUZANNE H. WOOLSEY, PH.D.

PAUL G. YOVOVICH

OFFICERS

RICHARD F. POWERS, III*
President

DENNIS J. MCDONNELL*
Executive Vice President and Chief Investment Officer

A. THOMAS SMITH III*
Vice President and Secretary

JOHN L. SULLIVAN*
Vice President, Treasurer and Chief Financial Officer

CURTIS W. MORELL*
Vice President and Chief Accounting Officer

TANYA M. LODEN*
Controller

STEPHEN L. BOYD*
PETER W. HEGEL*
MICHAEL H. SANTO*
EDWARD C. WOOD, III*
Vice Presidents

INVESTMENT ADVISER

VAN KAMPEN
INVESTMENT ADVISORY CORP.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

DISTRIBUTOR

VAN KAMPEN FUNDS INC.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

SHAREHOLDER SERVICING AGENT

VAN KAMPEN INVESTOR
SERVICES INC.
P.O. Box 218256
Kansas City, Missouri 64121-8256

CUSTODIAN

STATE STREET BANK
AND TRUST COMPANY
225 Franklin Street
P.O. Box 1713
Boston, Massachusetts 02105

LEGAL COUNSEL

SKADDEN, ARPS, SLATE,
MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT ACCOUNTANTS

KPMG LLP
303 East Wacker Drive
Chicago, Illinois 60601

For Federal income tax purposes, the following information is furnished with respect to the distributions paid by the Fund during its taxable year ended September 30, 1999. The Fund designated 99.99% of the income distributions as a tax-exempt income distribution. Additionally, during the period, the Fund designated and paid $11,310,142 as a 20% rate gain distribution. These distributions, where applicable were included in 1998's form 1099-DIV which was mailed to shareholders in January of 1999. In January, 2000, the Fund will provide tax information to shareholders for the 1999 calendar year.

* "Interested" persons of the Fund, as defined in the Investment Company Act of 1940.

(C) Van Kampen Funds Inc. 1999 All rights reserved.

(SM) denotes a service mark of Van Kampen Funds Inc.

This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution to prospective investors unless it has been preceded or is accompanied by an effective prospectus of the Fund which contains additional information on how to purchase shares, the sales charge, and other pertinent data. After February 28, 2000, the report, if used with prospective investors, must be accompanied by a monthly performance update.

                         YEAR 2000 READINESS DISCLOSURE

Like other mutual funds, financial and business organizations and individuals around the world, the Fund could be adversely affected if the computer systems used by the Fund's investment adviser and other service providers do not properly process and calculate date-related information and data from and after January 1, 2000. This is commonly known as the "Year 2000 Problem." The Fund's investment adviser is taking steps that it believes are reasonably designed to address the Year 2000 Problem with respect to computer systems that it uses and to obtain reasonable assurances that comparable steps are being taken by the Fund's other major service providers. At this time, there can be no assurances that these steps will be sufficient to avoid any adverse impact to the Fund. In addition, the Year 2000 Problem may adversely affect the markets and the issuers of securities in which the Fund may invest that, in turn, may adversely affect the net asset value of the Fund. Improperly functioning trading systems may result in settlement problems and liquidity issues. In addition, corporate and governmental data processing errors may result in production problems for individual companies or issuers and overall economic uncertainty. Earnings of individual issuers will be affected by remediation costs, which may be substantial and may be reported inconsistently in U.S. and foreign financial statements. Accordingly, the Fund's investments may be adversely affected. The statements above are subject to the Year 2000 Information and Readiness Disclosure Act, which may limit the legal rights regarding the use of such statements in the case of dispute.

                               TABLE OF CONTENTS

Letter to Shareholders...........................  1
Economic Snapshot................................  2
Performance Results..............................  3
Performance in Perspective.......................  4
Portfolio Management Review......................  5
Glossary of Terms................................  8
Portfolio Highlights.............................  9
Portfolio of Investments......................... 10
Statement of Assets and Liabilities.............. 38
Statement of Operations.......................... 39
Statement of Changes in Net Assets............... 40
Financial Highlights............................. 41
Notes to Financial Statements.................... 44
Report of Independent Accountants................ 54

NOT FDIC INSURED. MAY LOSE VALUE. NO BANK GUARANTEE.

                             LETTER TO SHAREHOLDERS

October 20, 1999

Dear Shareholder,
    With the volatility that we've experienced recently in many financial markets, some investors have sold securities because of uncertainty about where the markets were going, only to be left rethinking whether they made the right decision. We've witnessed this kind of market activity numerous times over the past several years, sparked by concerns such as the impact of the Asian economic crisis, high stock valuations, or, most recently, the stability of many high-flying technology companies. While these fears eventually subsided, investors who may have sold during this period were unable to reap the benefits of the subsequent rally. That's partly because most of the recent big gains happened in relatively short periods of time. This kind of volatility--and the danger of making short-term decisions--highlights the importance of investing for the long term, in accordance with your individual financial objectives.
    Although the Asian crisis appears to be behind us, new concerns are always emerging. In the coming months, we'll likely hear more about how the year 2000 computer problem may affect the markets or that we're overdue for a correction. While the markets could undoubtedly suffer as a result of these or any number of other events, we encourage you to focus on your long-term investment goals. Although nothing is certain, history has shown us that over time, the markets tend to recover--and most investors want to be positioned to take advantage of any recovery.
    If you have concerns about market volatility or questions about how your portfolio is structured to respond to these events, we encourage you to contact your financial advisor. Your advisor can talk with you about sustaining a long-term investment plan through a variety of market conditions. We hope that Van Kampen Funds will play an important role as you and your advisor build a portfolio designed to help you weather what the markets have in store.

Sincerely,

[SIG]
Richard F. Powers, III

Chairman
Van Kampen Investment Advisory Corp.

[SIG]
Dennis J. McDonnell

President
Van Kampen Investment Advisory Corp.

                               ECONOMIC SNAPSHOT

ECONOMIC GROWTH

    Americans continued their spending spree, keeping the economy growing at a healthy pace. High levels of consumer confidence fueled this heavy retail purchasing activity, pushing the personal savings rate down to a record low as spending rates outpaced income growth. Although we experienced a slowdown during the second quarter of 1999, economic growth accelerated toward the end of the reporting period. The growth rate of the nation's gross domestic product (GDP) dipped to 1.6 percent for the second quarter of 1999, but climbed back up to 4.8 percent in the third quarter.

EMPLOYMENT SITUATION

    The strong job market helped to support the health of the economy. During the reporting period, the unemployment rate reached its lowest level in almost 30 years, and wages continued to climb. The wage pressures were balanced somewhat by productivity gains, but they ultimately pushed the cost of labor higher, as evidenced by the sharp jump in the Employment Cost Index in the second quarter of 1999.

INFLATION AND INTEREST RATES

    Inflation remained tame throughout most of the reporting period, although a sharp increase in oil prices contributed to a spike in April's consumer price index (CPI) report. The Federal Reserve remained active in guarding against inflation and tempering the economy during this environment. The Fed reversed two of its interest rate cuts from the fall of 1998, raising rates in June and August 1999 to keep the economy from overheating.

                          INTEREST RATES AND INFLATION
                 September 30, 1997, through September 30, 1999
                                    [GRAPH]

                                                                       INTEREST RATES                       INFLATION
                                                                       --------------                       ---------
Sep 1997                                                                   5.5000                             2.2000
                                                                           6.2500                             2.2000
                                                                           5.7500                             2.1000
Dec 1997                                                                   5.6875                             1.8000
                                                                           6.5000                             1.7000
                                                                           5.5625                             1.6000
Mar 1998                                                                   5.6250                             1.4000
                                                                           6.1250                             1.4000
                                                                           5.6250                             1.4000
Jun 1998                                                                   5.6875                             1.7000
                                                                           6.0000                             1.7000
                                                                           5.5625                             1.7000
Sep 1998                                                                   5.9375                             1.6000
                                                                           5.7500                             1.5000
                                                                           5.2500                             1.5000
Dec 1998                                                                   4.8750                             1.5000
                                                                           4.0000                             1.6000
                                                                           4.8125                             1.7000
Mar 1999                                                                   4.8750                             1.6000
                                                                           5.1250                             1.7000
                                                                           4.9375                             2.3000
Jun 1999                                                                   4.5000                             2.1000
                                                                           4.0000                             2.0000
                                                                           4.7500                             2.1000
Sep 1999                                                                   5.4375                             2.3000

    Interest rates are represented by the closing midline federal funds rate on the last day of each month. Inflation is indicated by the annual percent change of the Consumer Price Index for all urban consumers at the end of each month.

          PERFORMANCE RESULTS FOR THE PERIOD ENDED SEPTEMBER 30, 1999

                      VAN KAMPEN TAX FREE HIGH INCOME FUND

                                             A SHARES   B SHARES    C SHARES
 TOTAL RETURNS

One-year total return based on NAV(1)....     (2.51%)     (3.25%)     (3.25%)
One-year total return(2).................     (7.12%)     (6.94%)     (4.18%)
Five-year average annual total
return(2)................................      4.78%       4.73%       4.98%
Ten-year average annual total
return(2)................................      4.93%         N/A         N/A
Life-of-Fund average annual total
return(2)................................      6.93%       4.87%       4.37%
Commencement date........................    6/28/85    05/01/93    08/13/93

 DISTRIBUTION RATES

Distribution rate(3).....................      5.51%       4.96%       4.96%
Taxable-equivalent distribution
rate(4)..................................      8.61%       7.75%       7.75%
SEC Yield(5).............................      5.41%       4.92%       4.91%

N/A = Not Applicable

(1) Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge (4.75% for A shares) or contingent deferred sales charge for early withdrawal (4% for B shares and 1% for C shares).

(2) Standardized total return. Assumes reinvestment of all distributions for the period and includes payment of the maximum sales charge (A shares) or contingent deferred sales charge for early withdrawal (B and C shares).

(3) Distribution rate represents the monthly annualized distributions of the Fund at the end of the period and not the earnings of the Fund.

(4) Taxable-equivalent calculations reflect a federal income tax rate of 36%.

(5) SEC Yield is a standardized calculation prescribed by the Securities and Exchange Commission for determining the amount of net income a portfolio should theoretically generate for the 30-day period ending September 30, 1999.

A portion of the interest income may be subject to the federal alternative minimum tax (AMT).

See the Comparative Performance section of the current prospectus. Past performance does not guarantee future results. Investment return and net asset value will fluctuate with market conditions. Fund shares, when redeemed, may be worth more or less than their original cost.

An investment in medium- and lower-grade securities involves the risk of potentially greater sensitivity to an economic downturn which would affect the issuer's ability to make timely payment of principal and interest.

Market forecasts provided in this report may not necessarily come to pass.

                 PUTTING YOUR FUND'S PERFORMANCE IN PERSPECTIVE

    As you evaluate your progress toward achieving your financial goals, it is important to track your investment performance at regular intervals. A comparison of your Fund's performance to an applicable benchmark can:

    - Illustrate the market environment in which your Fund is being managed

    - Reflect the impact of favorable market trends or difficult market conditions

    - Help you evaluate how your Fund's management team has responded to opportunities and challenges

    The following graph compares your Fund's performance to that of the Lehman Brothers Municipal Bond Index over time.

    GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT
    Van Kampen Tax Free High Income Fund vs. Lehman Brothers Municipal Bond Index (September 30, 1989 through September 30, 1999)
[INVESTMENT PERFORMANCE GRAPH]
------------------------------
Fund's Total Return
1 Year Total Return   = -7.12%
5 Year Avg.  Annual   =  4.78%
10 Year Avg. Annual   =  4.93%
------------------------------

                                                                                                  LEHMAN BROTHERS MUNICIPAL BOND
                                                              VAN KAMPEN TAX FREE HIGH INCOME                 INDEX
                                                              -------------------------------     ------------------------------
Sep 1989                                                                   9523.00                           10000.00
                                                                           9610.00                           10122.00
                                                                           9693.00                           10299.00
                                                                           9757.00                           10384.00
                                                                           9790.00                           10335.00
                                                                           9817.00                           10427.00
                                                                           9844.00                           10430.00
                                                                           9804.00                           10355.00
                                                                           9875.00                           10581.00
                                                                           9908.00                           10674.00
                                                                           9980.00                           10831.00
                                                                           9927.00                           10674.00
Sep 1990                                                                   9986.00                           10680.00
                                                                           9977.00                           10873.00
                                                                          10044.00                           11092.00
                                                                          10072.00                           11141.00
                                                                          10121.00                           11290.00
                                                                          10182.00                           11386.00
                                                                          10192.00                           11393.00
                                                                          10264.00                           11544.00
                                                                          10324.00                           11647.00
                                                                          10364.00                           11635.00
                                                                          10458.00                           11777.00
                                                                          10573.00                           11933.00
Sep 1991                                                                  10695.00                           12088.00
                                                                          10743.00                           12197.00
                                                                          10804.00                           12231.00
                                                                          10929.00                           12494.00
                                                                          10971.00                           12522.00
                                                                          10950.00                           12526.00
                                                                          10886.00                           12531.00
                                                                          10929.00                           12643.00
                                                                          11029.00                           12792.00
                                                                          11072.00                           13007.00
                                                                          11130.00                           13397.00
                                                                          10966.00                           13266.00
Sep 1992                                                                  10940.00                           13352.00
                                                                          10767.00                           13221.00
                                                                          10890.00                           13458.00
                                                                          10938.00                           13595.00
                                                                          11002.00                           13753.00
                                                                          11082.00                           14251.00
                                                                          11223.00                           14100.00
                                                                          11334.00                           14242.00
                                                                          11446.00                           14322.00
                                                                          11637.00                           14561.00
                                                                          11770.00                           14580.00
                                                                          12132.00                           14883.00
Sep 1993                                                                  12243.00                           15053.00
                                                                          12314.00                           15081.00
                                                                          12370.00                           14949.00
                                                                          12669.00                           15264.00
                                                                          12802.00                           15438.00
                                                                          12546.00                           15038.00
                                                                          11960.00                           14426.00
                                                                          12013.00                           14549.00
                                                                          12092.00                           14675.00
                                                                          12046.00                           14586.00
                                                                          12227.00                           14853.00
                                                                          12298.00                           14905.00
Sep 1994                                                                  12209.00                           14686.00
                                                                          12017.00                           14424.00
                                                                          11772.00                           14163.00
                                                                          12045.00                           14475.00
                                                                          12358.00                           14889.00
                                                                          12655.00                           15322.00
                                                                          12778.00                           15498.00
                                                                          12769.00                           15517.00
                                                                          13045.00                           16012.00
                                                                          12982.00                           15872.00
                                                                          13090.00                           16023.00
                                                                          13235.00                           16227.00
Sep 1995                                                                  13326.00                           16329.00
                                                                          13518.00                           16566.00
                                                                          13766.00                           16841.00
                                                                          13914.00                           17002.00
                                                                          13960.00                           17132.00
                                                                          13829.00                           17015.00
                                                                          13642.00                           16797.00
                                                                          13585.00                           16750.00
                                                                          13661.00                           16744.00
                                                                          13766.00                           16926.00
                                                                          13852.00                           17080.00
                                                                          13862.00                           17077.00
Sep 1996                                                                  14037.00                           17316.00
                                                                          14193.00                           17511.00
                                                                          14379.00                           17832.00
                                                                          14360.00                           17757.00
                                                                          14375.00                           17791.00
                                                                          14491.00                           17954.00
                                                                          14427.00                           17716.00
                                                                          14524.00                           17864.00
                                                                          14672.00                           18132.00
                                                                          14821.00                           18326.00
                                                                          15236.00                           18834.00
                                                                          15137.00                           18657.00
Sep 1997                                                                  15305.00                           18879.00
                                                                          15433.00                           19000.00
                                                                          15447.00                           19112.00
                                                                          15660.00                           19391.00
                                                                          15800.00                           19591.00
                                                                          15846.00                           19597.00
                                                                          15887.00                           19614.00
                                                                          15822.00                           19626.00
                                                                          16025.00                           19834.00
                                                                          16111.00                           19912.00
                                                                          16164.00                           19962.00
                                                                          16414.00                           20271.00
Sep 1998                                                                  16599.00                           20524.00
                                                                          16532.00                           20524.00
                                                                          16564.00                           20596.00
                                                                          16596.00                           20648.00
                                                                          16738.00                           20893.00
                                                                          16667.00                           20801.00
                                                                          16686.00                           20831.00
                                                                          16751.00                           20883.00
                                                                          16690.00                           20762.00
                                                                          16447.00                           20463.00
                                                                          16478.00                           20536.00
                                                                          16244.00                           20372.00
Sep 1999                                                                  16183.00                           20380.00

The above chart reflects the performance of Class A shares of the Fund. The performance of Class A shares will differ from that of other share classes of the Fund because of the difference in sales charges and/or expenses paid by shareholders investing in the different share classes. The Fund's performance assumes reinvestment of all distributions, and includes payment of the maximum sales charge (4.75% for A shares).

While past performance is not indicative of future performance, the above information provides a broader vantage point from which to evaluate the discussion of the Fund's performance found in the following pages.

                          PORTFOLIO MANAGEMENT REVIEW
                      VAN KAMPEN TAX FREE HIGH INCOME FUND

We recently spoke with David C. Johnson, portfolio manager of the Van Kampen Tax Free High Income Fund, about the key events and economic forces that shaped the markets during the past year. Mr. Johnson has managed the Fund since 1989 and worked in the investment industry since 1981. He is joined by Peter W. Hegel, chief investment officer for fixed-income investments. The following comments reflect their views on the Fund's performance during the 12 months ended September 30, 1999.

   Q  WHAT HAPPENED IN THE MUNICIPAL MARKET DURING THE REPORTING PERIOD?

   A Bonds of all types suffered price declines over the past 12 months as interest rates rose, especially toward the end of the reporting period. In addition to the negative effects of the Federal Reserve's two interest rate increases during the summer, the bond market was hurt by the nation's strong economic growth because it continually sparked inflation fears, which caused concern about future rate hikes. Because of low demand for municipal bonds during the period, these conditions hurt municipals more than their taxable counterparts--corporate and Treasury bonds. The yields on newly issued 30-year AAA municipal bonds leaped almost a full percentage point during the 12-month period, so the prices of existing bonds dropped concurrently.
    The interest rate increases also served to suppress municipal bond supply. Many municipalities chose not to issue new bonds or refinance outstanding bonds because of the higher interest rates they would have to pay in the current marketplace. In fact, the supply of new bonds was down more than 20 percent during the first nine months of 1999 compared with the previous year. Supply was down in almost every sector, although electric utilities, environment-related, and health-care bonds saw the most significant drops. The lower supply helped support bond prices somewhat because that meant more competition for available bonds.

   Q  DID MUNICIPAL BONDS BENEFIT FROM THE STRONG ECONOMY?

   A Yes. The effects of the healthy economy were reflected in the good credit conditions in the municipal market. With the exception of the health-care sector, overall credit quality remained high, and we witnessed a number of credit upgrades as tax revenues kept municipal finances strong. In addition, municipal bond yields remained very attractive compared with Treasury bonds, especially when considering the tax advantages of municipals. At the end of the reporting period, AAA-rated municipals were offering yields that were about 90 percent of comparable Treasury yields, making municipals very attractive for investors in higher income tax brackets.
    Another positive effect was that credit spreads--the difference in yields between higher- and lower-quality bonds--widened toward the end of the reporting period. We have considerable experience in researching and selecting those lower-quality bonds that we feel have been undervalued, so this gave us a much wider range from which to choose. While we are always looking for bonds in this area that might benefit the Fund, the widening of credit spreads meant that the Fund received better yields from these bonds than we had earlier in the reporting period.

   Q  WHAT TECHNIQUES DID YOU USE TO MANAGE THE FUND IN THESE CONDITIONS?

   A The widening of credit spreads gave us the opportunity to increase the proportion of higher-yielding bonds, which helped to support the Fund's dividend. Higher-yielding bonds were very attractive during the last several months because the demand for these bonds dissipated as interest rates rose, requiring issuers to provide more attractive yields. We increased the Fund's non-rated bond allocation to 48 percent at the end of the reporting period. These higher-yielding bonds also served as a defensive strategy for the Fund because these bonds have tended to suffer less than high-quality bonds when rates increase.
    Another major strategy for the Fund has been to increase its duration, or sensitivity to interest rate changes. We did so by purchasing longer-duration securities such as zero coupon and deep-discount bonds. We feel that this strategy will work well in a declining interest-rate environment because it should allow the Fund to participate more fully in a market rally. In the short term, however, the longer duration negatively affected the Fund's total return as interest rates climbed.

   Q  WHAT AREAS OF THE MUNICIPAL MARKET WERE MOST ATTRACTIVE TO YOU?

   A Bonds issued in California have been very attractive during the past year because of the state's strong economic condition and the solid fiscal management of many municipalities. As a result, we sold some of our
California bonds that had appreciated in value and replaced them with higher-yielding bonds, which contributed to the Fund's total return and income stream. Our research team continues to seek attractive securities issued in California and other states with strong demand for municipal bonds.
    In addition, we reduced our position in the health-care sector. Although many health-care bonds remain attractive, the challenges imposed by managed care and changing Medicare reimbursement policies have led us to look to other sectors in recent months. For additional portfolio highlights, please refer to page 9.

   Q  HOW DID THE FUND PERFORM DURING THE PERIOD?

   A The Fund's total return performance was disappointing because of the overall downturn in bond prices and the Fund's longer duration. For the one-year period ended September 30, 1999, the Fund's Class A shares returned -2.51 percent(1) at net asset value. By comparison, the Lehman Brothers Municipal Bond Index produced a -0.70 percent total return for the same period. This index is an unmanaged, broad-based statistical composite of municipal bonds and does not reflect any commissions that would be paid by an investor purchasing the securities it represents.
    On the positive side, the Fund's dividend remained unchanged over the past six months even though many other municipal bond funds experienced dividend decreases. However, as we mentioned in our last report, the Fund had a dividend decrease in January 1999. The Fund's tax-exempt dividend of $0.067 per Class A share translates to a distribution rate of 5.51 percent(3), which is equivalent to a yield of 8.61 percent(4) for an investor in the 36 percent federal income tax bracket. Please refer to the chart and footnotes on page 3 for additional Fund performance results. Past performance does not guarantee future performance.

   Q  WHAT DO YOU SEE AHEAD FOR THE ECONOMY AND THE MUNICIPAL MARKET?

   A We will probably continue to see a slowing economy in the fourth quarter of 1999, which may be partly the result of year 2000 concerns. Wage increases will likely keep inflation concerns at the forefront, although increasing productivity should be able to offset higher wage costs for employers. With those factors in mind, we are positioning the Fund to perform well in a lower interest-rate environment by keeping its duration longer than its benchmark. This would make the Fund better able to participate in a market rally.
    Preparations for the turn of the millennium may also limit new issuance and general market activity as we near the end of the year. Many municipal issuers may postpone issuing bonds until they feel certain that any potential computer problems have been avoided, meaning that we will probably see very low levels of new issuance in November and December. In the meantime, we will continue to focus on finding attractive higher-yielding bonds and protecting the Fund from bond calls as much as possible. We will also use our research capabilities to monitor the health-care sector for attractive opportunities throughout the coming months.


[SIG]
David C. Johnson

Portfolio Manager

[SIG]
Peter W. Hegel

Chief Investment Officer
Fixed Income Investments

                               GLOSSARY OF TERMS

CALL FEATURE: Allows the issuer to buy back a bond on specific dates at set prices before maturity. These dates and prices are set when the bond is issued. To compensate the bondholder for the potential loss of income and ownership, a bond's call price is usually higher than the face value of the bond. Bonds are usually called when interest rates drop so significantly that the issuer can save money by issuing new bonds at lower rates.

CREDIT RATING: An evaluation of an issuer's credit history and capability of repaying obligations. Standard & Poor's and Moody's Investors Service are two companies that assign bond ratings. Standard & Poor's ratings range from a high of AAA to a low of D, while Moody's ratings range from a high of Aaa to a low of C.

CREDIT SPREAD: Also called quality spread, the difference in yield between higher-quality issues and lower-quality issues. Normally, lower-quality issues provide higher yields to compensate investors for the additional credit risk.

DISCOUNT BOND: A bond whose market price is lower than its face value (or "par value"). Because bonds usually mature at face value, a discount bond has more potential to appreciate in price than a par bond does.

DURATION: A measure of the sensitivity of a bond's price to changes in interest rates, expressed in years. Each year of duration represents an expected 1 percent change in the price of a bond for every 1 percent change in interest rates (i.e. a 5-year duration means the bond will fall about 5 percent in value if interest rates rise by 1 percent). The longer a bond's duration, the greater the effect of interest rate movements on its price. Typically, funds with shorter durations perform better in rising rate environments, while funds with longer durations perform better when rates decline.

MATURITY LENGTH: The time it takes for a bond to mature. A bond issued in 1999 and maturing in 2009 is a 10-year bond.

VOLATILITY: A measure of the fluctuation in the market price of a security. A security that is volatile has frequent and large swings in price.

YIELD SPREAD: The additional yield investors can earn by either investing in bonds with longer maturities or by investing in bonds with lower ratings. The spread is the difference in yield between bonds with short versus long maturities or the difference in yield between high-quality bonds and lower-quality bonds.

ZERO COUPON BONDS: A corporate or municipal bond that is traded at a deep discount to face value and pays no interest. It may be redeemed at maturity for full face value.

                              PORTFOLIO HIGHLIGHTS

                      VAN KAMPEN TAX FREE HIGH INCOME FUND

 TOP FIVE STATES AS OF SEPTEMBER 30, 1999*

Illinois..................   12.0%
Texas.....................   10.7%
Pennsylvania..............    8.0%
Florida...................    8.0%
California................    7.4%

 CREDIT QUALITY*

 AS OF SEPTEMBER 30, 1999
                                  [PIE CHART]

                          AAA/AAA        AA/AA          A/A         BBB/BAA        BB/BA          B/B          CC/CC
                          -------        -----          ---         -------        -----          ---          -----
As of September 30,        28.10         2.10          6.60          12.10         2.60          0.40          0.10
1999

                         NON-RATED
                         ---------
As of September 30,        48.00
1999

 AS OF SEPTEMBER 30, 1998
                                  [PIE CHART]

                                   AAA/AAA            AA/AA              A/A             BBB/BAA            BB/BA
                                   -------            -----              ---             -------            -----
As of September 30, 1998            31.00             3.80              6.60              12.80             3.00

                                  NON-RATED
                                  ---------
As of September 30, 1998            42.80

Based upon the highest credit quality ratings as issued by Standard & Poor's or Moody's, respectively.

 DIVIDEND HISTORY FOR THE PERIOD ENDED SEPTEMBER 30, 1999
                                     [BAR GRAPH]

                                                                               DIVIDEND
                                                                               --------
Oct 1998                                                                         0.069
Nov 1998                                                                         0.069
Dec 1998                                                                         0.069
Jan 1999                                                                         0.067
Feb 1999                                                                         0.067
Mar 1999                                                                         0.067
Apr 1999                                                                         0.067
May 1999                                                                         0.067
Jun 1999                                                                         0.067
Jul 1999                                                                         0.067
Aug 1999                                                                         0.067
Sep 1999                                                                         0.067

The dividend history represents past performance of the Fund's Class A shares and does not predict the Fund's future distributions.

 TOP FIVE PORTFOLIO INDUSTRIES*
                                                             [BAR GRAPH]

                                                                     SEPTEMBER 30, 1999                 SEPTEMBER 30, 1998
                                                                     ------------------                 ------------------
Industrial Revenue                                                         16.20                              15.30
Health Care                                                                12.50                              14.80
Other Care                                                                 11.60                              10.00
Multi-Family Housing                                                       10.30                              10.50
General Purpose                                                             8.70                               9.60

*As a Percentage of Long-Term Investments

                            PORTFOLIO OF INVESTMENTS

                               September 30, 1999
--------------------------------------------------------------------------------

  Par
Amount
 (000)                Description               Coupon      Maturity     Market Value
--------------------------------------------------------------------------------------
          MUNICIPAL BONDS  103.1%
          ALABAMA  1.0%
$ 1,500   Mobile, AL Indl Dev Brd Pollution
          Ctl Rev Intl Paper Co Proj Rfdg.....   4.750%     04/01/10    $    1,373,535
    240   Mobile, AL Indl Dev Brd Solid Waste
          Disp Rev Mobile Energy Svcs Co Proj
          Rfdg................................   6.950      01/01/20            83,180
  2,150   Valley, AL Spl Care Fac Fin Auth Rev
          Lanier Mem Hosp Ser A...............   5.650      11/01/22         1,942,396
  1,395   Valley, AL Spl Care Fac Fin Auth Rev
          Lanier Mem Hosp Ser A...............   5.600      11/01/16         1,279,968
  1,000   West Jefferson Cnty, AL Amusement &
          Pub Park Auth (Prerefunded @
          12/01/06) (b).......................   7.500      12/01/08         1,132,090
  2,000   West Jefferson Cnty, AL Amusement &
          Pub Park Auth.......................   6.375      02/01/29         1,666,940
  3,000   West Jefferson Cnty, AL Amusement &
          Pub Park Auth (Prerefunded @
          12/01/06) (b).......................   8.000      12/01/26         3,628,110
                                                                        --------------
                                                                            11,106,219
                                                                        --------------
          ALASKA  0.4%
  2,000   Juneau, AK City & Borough
          Nonrecourse Rev.....................   6.875      12/01/25         1,957,020
  2,250   Seward, AK Rev AK Sealife Cent
          Proj................................   7.650      10/01/16         2,305,328
                                                                        --------------
                                                                             4,262,348
                                                                        --------------
          ARIZONA  2.0%
  6,169   Chandler, AZ Indl Dev Auth Rev
          Chandler Finl Cent Proj Ser 1986 (c)
          (g).................................   9.875      12/01/16         5,243,773
  4,000   Maricopa Cnty, AZ Indl Dev Auth
          Multi-Family Hsg Rev................   6.625      07/01/33         3,816,080
  2,605   Maricopa Cnty, AZ Indl Dev Auth Sr
          Living Fac Rev......................   7.750      04/01/15         2,661,972
  2,700   Maricopa Cnty, AZ Uni Sch Dist No 41
          Gilbert Rfdg (FGIC Insd)............    *         01/01/08         1,780,380
  1,500   Peoria, AZ Indl Dev Auth Rev Sierra
          Winds Life Ser A Rfdg...............   6.500      08/15/31         1,425,660
  2,420   Pima Cnty, AZ Indl Dev Auth Sr
          Living Facs Catilina Vlg Ser A
          Rev.................................   6.500      07/01/29         2,224,077
  2,160   Pima Cnty, AZ Indl Dev Auth
          Multi-Family Rev....................   6.625      10/01/28         2,082,024

                                               See Notes to Financial Statements

                               September 30, 1999
--------------------------------------------------------------------------------

  Par
Amount
 (000)                Description               Coupon      Maturity     Market Value
--------------------------------------------------------------------------------------
          ARIZONA (CONTINUED)
$   305   Pinal Cnty, AZ Sch Dist No 8 Mammoth
          Ser A...............................  11.000%     07/01/00    $      320,695
  1,900   Red Hawk Canyon Cmnty Facs Dist No 2
          AZ Dist Assmt Rev...................   6.500      12/01/12         1,802,473
  1,000   Tuscon, AZ Indl Dev Auth Rev Clarion
          Santa Rita Hotel Ser A Rfdg.........   6.375      12/01/16           939,890
                                                                        --------------
                                                                            22,297,024
                                                                        --------------
          CALIFORNIA  7.6%
  2,000   Abag Fin Auth For Nonprofit Corps CA
          Ctfs Partn..........................   6.375      11/15/28         1,902,320
  4,330   California Edl Fac Auth Rev Cap
          Apprec Univ (AMBAC Insd)............    *         10/01/23         1,071,155
  1,310   California Edl Fac Auth Rev Univ of
          La Verne............................   6.375      04/01/13         1,344,741
  1,000   Capistrano, CA Uni Sch Dist Cmnty
          Fac Dist Spl Tax (Prerefunded @
          09/01/07) (b).......................   7.100      09/01/21         1,175,420
  1,470   Colton, CA Pub Fin Auth Rev Elec Sys
          Impts (Prerefunded @ 10/01/03)
          (b).................................   7.500      10/01/20         1,643,916
  5,000   Contra Costa, CA Home Mtg Fin Auth
          Home Mtg Rev (MBIA Insd)............    *         09/01/17         1,807,350
  2,500   Corona, CA Ctfs Partn Vista Hosp Sys
          Inc Ser C...........................   8.375      07/01/11         2,382,475
  2,000   Culver City, CA Redev Fin Auth Rev
          Tax Alloc Rfdg (AMBAC Insd) (b).....   5.500      11/01/14         2,048,400
  3,465   Escondido, CA Jt Pwrs Fin Auth Lease
          Rev CA Cent for the Arts (AMBAC
          Insd)...............................    *         09/01/15         1,324,219
  3,480   Escondido, CA Jt Pwrs Fin Auth Lease
          Rev CA Cent for the Arts (AMBAC
          Insd)...............................    *         09/01/18         1,076,225
  6,000   Foothill/Eastern Trans Corridor Agy
          CA Toll Rd Rev (MBIA Insd)..........    *         01/15/18         2,036,640
 22,985   Foothill/Eastern Trans Corridor Agy
          CA Toll Rd Rev......................    *         01/15/24         5,016,706
  4,000   Foothill/Eastern Trans Corridor Agy
          CA Toll Rd Rev......................    *         01/15/26         2,137,000
  3,000   Foothill/Eastern Trans Corridor Agy
          CA Toll Rd Rev......................    *         01/15/27         1,594,530

                                               See Notes to Financial Statements

                               September 30, 1999
--------------------------------------------------------------------------------

  Par
Amount
 (000)                Description               Coupon      Maturity     Market Value
--------------------------------------------------------------------------------------
          CALIFORNIA (CONTINUED)
$15,000   Foothill/Eastern Trans Corridor Agy
          CA Toll Rd Rev......................    *         01/15/30    $    2,228,250
 42,460   Foothill/Eastern Trans Corridor Agy
          CA Toll Rd Rev......................    *         01/15/31         5,904,912
 35,000   Foothill/Eastern Trans Corridor Agy
          CA Toll Rd Rev......................    *         01/15/37         3,298,400
 15,000   Foothill/Eastern Trans Corridor Agy
          CA Toll Rd Rev......................    *         01/15/38         1,326,300
  2,705   Healdsburg, CA Ctfs Partn Nuestro
          Hospital Inc........................   6.375%     11/01/28         2,458,737
    980   Indio, CA Pub Fin Auth Rev Tax
          Increment...........................   6.500      08/15/27           986,135
  1,990   Lake Elsinore, CA Pub Fin Auth Loc
          Agy Rev.............................   7.100      09/01/20         2,064,068
  1,500   Millbrae, CA Residential Fac Rev
          Magnolia of Millbrae Proj Ser A.....   7.375      09/01/27         1,540,020
  2,350   Riverside Cnty, CA Air Force Vlg
          West Inc Ser A Rfdg (Prerefunded @
          06/15/02) (b).......................   8.125      06/15/20         2,630,919
  5,500   Riverside Cnty, CA Asset Leasing
          Corp Leasehold Rev (MBIA Insd)......    *         06/01/22         1,460,690
  8,255   Riverside Cnty, CA Asset Leasing
          Corp Leasehold Rev (MBIA Insd)......    *         06/01/26         1,721,580
  4,000   Sacramento, CA City Fin Auth Rev Sr
          Convention Ctr Hotel Ser A..........   6.250      01/01/30         3,813,600
  2,000   San Diego Cnty, CA Ctfs Partn (AMBAC
          Insd) (b)...........................   5.500      08/15/10         2,083,220
  1,900   San Diego Cnty, CA Ctfs Partn (AMBAC
          Insd)...............................   5.500      08/15/11         1,963,859
  7,625   San Francisco, CA City & Cnty Redev
          Agy Lease Rev Gains (Crossover Rfdg
          @ 07/01/04) (h).....................  0/8.500     07/01/14         6,963,989
  3,300   San Francisco, CA City & Cnty Redev
          Fin Auth Tax Alloc Rev..............   5.250      08/01/21         3,066,954
 31,000   San Joaquin Hills CA Trans
          Corridor Agy Toll Rd Rev
          (MBIA Insd).........................    *         01/15/36         3,621,110
  2,000   San Jose, CA Multi-family Hsg Rev
          Helzer Courts Apts Ser A 144A (f)...   6.400      12/01/41         1,899,700

                                               See Notes to Financial Statements

                               September 30, 1999
--------------------------------------------------------------------------------

  Par
Amount
 (000)                Description               Coupon      Maturity     Market Value
--------------------------------------------------------------------------------------
          CALIFORNIA (CONTINUED)
$ 1,000   San Luis Obispo, CA Ctfs Partn Vista
          Hosp Sys Inc........................   8.375%     07/01/29    $      932,090
  9,635   San Ramon Valley, CA Uni Sch Dist
          Ser A (FGIC Insd)...................    *         07/01/18         3,312,706
  1,500   Simi Valley, CA Cmnty Dev Agy Coml
          Sycamore Plaza II Rfdg..............   6.000      09/01/12         1,530,510
  2,000   Ventura, CA Port Dist Ctfs Partn....   6.375      08/01/28         1,901,400
                                                                        --------------
                                                                            83,270,246
                                                                        --------------
          COLORADO  4.6%
    400   Arapahoe Cnty, CO Centennial Downs
          Metro Dist Aranum-Butler, OH LSD
          (e).................................   6.000      12/01/34           360,353
    650   Arapahoe Cnty, CO Centennial Downs
          Metro Dist Ltd Tax Bond Ser 1993
          Rfdg................................   8.090      12/01/34           657,737
     61   Arapohoe Cnty, CO Centennial Downs
          Metro Dist Cash Payment
          Deficiency..........................   8.090      12/01/34            61,132
    986   Bowles Metro Dist CO (Prerefunded @
          12/01/05)...........................   7.750      12/01/15         1,135,379
  2,000   Colorado Hlth Fac Auth Rev Baptist
          Home Assn Ser A.....................   6.375      08/15/24         1,970,400
  1,590   Colorado Hlth Fac Auth Rev Christian
          Living Campus Proj..................   6.850      01/01/15         1,636,380
  1,060   Colorado Hlth Fac Auth Rev Christian
          Living Campus Proj..................   7.050      01/01/19         1,101,361
  6,200   Colorado Hlth Fac Auth Rev Christian
          Living Campus Proj (b)..............   9.000      01/01/25         7,002,032
  2,205   Denver, CO City & Cnty Arpt Rev Ser
          A (b)...............................   8.875      11/15/12         2,409,337
    795   Denver, CO City & Cnty Arpt Rev Ser
          A (Prerefunded @ 11/15/01)..........   8.875      11/15/12           884,040
  2,500   Denver, CO City & Cnty Arpt Rev Ser
          D (b)...............................   7.750      11/15/13         2,969,200
  1,030   Eagle Riverview Affordable Housing
          Corp Multi-family Rev...............   6.300      07/01/29           993,723
    671   East River Regl Santn Dist CO Var
          Rfdg (Var Rate Cpn).................   4.000      12/01/08           677,641
  5,715   Greeley, CO Multi-Family Rev Hsg Mtg
          Creek Stone (FHA Gtd)...............   6.050      07/01/37         5,770,779

                                               See Notes to Financial Statements

                               September 30, 1999
--------------------------------------------------------------------------------

  Par
Amount
 (000)                Description               Coupon      Maturity     Market Value
--------------------------------------------------------------------------------------
          COLORADO (CONTINUED)
$ 4,163   Himalaya Wtr & Santn Dist Adams
          Cnty, CO Genl Oblig Ltd Tax Rfdg
          Bond Ser 1995 (d)...................   9.500%     12/01/24    $    3,330,268
  2,125   Lafayette, CO Indl Dev Rev Rocky Mtn
          Instr Proj A........................   7.000      10/01/18         1,997,075
    870   Lafayette, CO Indl Dev Rev Rocky Mtn
          Instr Proj Ser A....................   6.750      10/01/14           862,405
  1,960   Northern Metro Dist CO Adams Cnty
          Rfdg................................   6.500      12/01/16         2,011,823
  4,572   Skyland Metro Dist CO Gunnison Cnty
          Rfdg (Var Rate Cpn) (g).............   4.000      12/01/08         3,271,437
 13,868   Tower Metro Dist Adams Cnty, CO Gen
          Oblig Ltd Tax Rfdg Bond Ser 1995
          (d).................................   9.500      02/01/24        11,094,445
                                                                        --------------
                                                                            50,196,947
                                                                        --------------
          CONNECTICUT  1.4%
  3,740   Connecticut St Hlth & Edl Fac Auth
          Rev Nursing Home Pgm AHF/Windsor
          Proj (Prerefunded @ 11/01/04) (b)...   7.125      11/01/24         4,231,848
  2,980   Mashantucket Western Pequot Tribe CT
          Spl Rev Ser A, 144A (Prerefunded @
          09/01/07) (f).......................   6.400      09/01/11         3,324,935
  3,020   Mashantucket Western Pequot Tribe CT
          Spl Rev Ser B, 144A (f).............   6.400      09/01/11         3,157,440
  5,000   Stamford, CT Hsg Auth Multi-Family
          Rev Fairfield Apts Proj Rfdg........   4.750      12/01/28         4,722,050
                                                                        --------------
                                                                            15,436,273
                                                                        --------------
          DELAWARE  0.2%
  2,225   Wilmington, DE Multi-Family Rent Rev
          Hsg Electra Arms Sr Assoc Proj......   6.250      06/01/28         2,055,500
                                                                        --------------
          DISTRICT OF COLUMBIA  0.5%
  1,000   District of Columbia Rev Methodist
          Home Issue..........................   6.000      01/01/29           912,970
  1,615   District of Columbia A-1 Rfdg (MBIA
          Insd) (b)...........................   6.500      06/01/10         1,777,469
     85   District of Columbia A-1 Rfdg (MBIA
          Insd)...............................   6.500      06/01/10            94,952
  2,000   District of Columbia Ser E (FSA
          Insd) (b)...........................   6.000      06/01/11         2,121,880
                                                                        --------------
                                                                             4,907,271
                                                                        --------------

                                               See Notes to Financial Statements

                               September 30, 1999
--------------------------------------------------------------------------------

  Par
Amount
 (000)                Description               Coupon      Maturity     Market Value
--------------------------------------------------------------------------------------
          FLORIDA  8.2%
$28,000   Dade Cnty, FL Gtd Entitlement Rev
          Cap Apprec Ser A Rfdg (MBIA Insd)
          (b).................................    *         02/01/18    $    9,379,440
  4,585   Escambia Cnty, FL Rev ICF/MR
          Pensacola Care Dev Cent.............  10.250%     07/01/11         4,584,083
  1,935   Escambia Cnty, FL Rev ICF/MR
          Pensacola Care Dev Cent Ser A.......  10.250      07/01/11         1,934,613
  1,115   Fishhawk Cmnty, FL Dev Dist Spl
          Assmt Rev...........................   7.625      05/01/18         1,161,128
  3,000   Florida Hsg Fin Corp Rev Hsg Beacon
          Hill Apts Ser C.....................   6.610      07/01/38         2,870,940
  4,000   Florida Hsg Fin Corp Rev Hsg Cypress
          Trace Apts Ser G....................   6.600      07/01/38         3,840,640
  3,000   Florida Hsg Fin Corp Rev Hsg
          Westbrook Apts Ser U1...............   6.450      01/01/39         2,783,460
  4,000   Florida Hsg Fin Corp Rev Hsg
          Westchase Apts Ser B................   6.610      07/01/38         3,840,800
  4,445   Florida St Brd of Edl Cap Outlay Pub
          Edl Ser A Rfdg (FGIC Insd)..........   4.500      06/01/23         3,629,431
  1,000   Heritage Harbor Cmnty Dev Dist Spl
          Assmt Ser A.........................   6.700      05/01/19           981,240
  1,300   Heritage Harbor Cmnty Dev Dist FL
          Rev Rectl...........................   7.750      05/01/19         1,258,634
  4,845   Hillsborough Cnty, FL Edl Fac Univ
          Tampa Proj Rfdg.....................   5.750      04/01/18         4,713,361
    960   Lake Saint Charles, FL Cmnty Dev
          Dist Spl Assmt Rev..................   7.875      05/01/17           995,866
  3,000   Leon Cnty, FL Edl Facs Auth Rev
          Southgate Residence Hall Ser A
          Rfdg................................   6.750      09/01/28         2,949,240
  3,000   Martin Cnty, FL Indl Dev Auth Indl
          Dev Rev Indiantown Cogeneration Proj
          Ser A Rfdg..........................   7.875      12/15/25         3,111,480
  5,500   Miramar, FL Wastewtr Impt Assmt Rev
          (FGIC Insd) (b).....................   6.750      10/01/25         6,090,260
  1,185   North Springs, FL Impt Dist Spl
          Assmt Rev...........................   6.250      05/01/05         1,178,980
  2,280   Northern Palm Beach Cnty Impt Dist
          FL Wtr Ctl & Impt Unit Dev 5A
          Rfdg................................   6.000      08/01/10         2,203,232
  1,500   Orange Cnty, FL Hlth Fac Auth Rev
          First Mtg Orlando Lutheran Tower....   8.750      07/01/26         1,671,915

                                               See Notes to Financial Statements

                               September 30, 1999
--------------------------------------------------------------------------------

  Par
Amount
 (000)                Description               Coupon      Maturity     Market Value
--------------------------------------------------------------------------------------
          FLORIDA (CONTINUED)
$ 1,300   Orange Cnty, FL Hlth Fac Auth Rev
          First Mtg Orlando Lutheran Twr
          Rfdg................................   8.625%     07/01/20    $    1,455,896
  2,000   Orange Cnty, FL Hlth Facs Auth
          Westminster Cmnty Care (a)..........   6.600      04/01/24         2,000,000
  7,000   Orlando, FL Util Comm Wtr & Elec Rev
          Reg Linked Savrs & Ribs.............   5.600      10/06/17         6,952,960
  2,395   Pinellas Cnty, FL Edl Fac Auth Rev
          College Harbor Proj Ser A...........   8.250      12/01/21         2,499,877
  6,000   Sarasota Cnty, FL Hlth Fac Auth Hlth
          Fac Sunnyside Prty (b)..............   6.700      07/01/25         5,625,900
 16,065   Sun N Lake of Sebring, FL Impt Dist
          Spl Assmt Ser A (d) (g).............  10.000      12/15/11         6,426,000
    835   Tampa Palms, FL Open Space & Transn
          Cmnty Dev Dist Rev Cap Impt Area 7
          Proj................................   8.500      05/01/17           894,661
  1,695   Volusia Cnty, FL Indl Dev Auth
          Bishops Glen Proj Rfdg..............   7.500      11/01/16         1,902,061
  2,000   Volusia Cnty, FL Indl Dev Auth
          Bishops Glen Proj Rfdg..............   7.625      11/01/26         2,355,860
                                                                        --------------
                                                                            89,291,958
                                                                        --------------
          GEORGIA  5.3%
  2,000   Americus Sumter Cnty, GA Hospital
          Auth Rev Rfdg South GA Methodist Ser
          A...................................   6.375      05/15/29         1,882,380
 19,000   Atlanta, GA Urban Residential Fin
          Auth Multi-Family Hsg Ser A
          Renaissance on Peachtree Apts Proj
          Ser 85..............................   8.500      04/01/26        21,042,310
  1,000   Atlanta, GA Urban Residential Fin
          Auth Multi-Family Rev Proj Ser A....   6.750      07/01/30           966,000
  1,500   Forsyth Cnty, GA Hosp Auth Rev GA
          Baptist Hlthcare Sys Proj...........   6.250      10/01/18         1,387,200
  1,500   Forsyth Cnty, GA Hosp Auth Rev GA
          Baptist Hlthcare Sys Proj...........   6.375      10/01/28         1,372,200

                                               See Notes to Financial Statements

                               September 30, 1999
--------------------------------------------------------------------------------

  Par
Amount
 (000)                Description               Coupon      Maturity     Market Value
--------------------------------------------------------------------------------------
          GEORGIA (CONTINUED)
$ 4,000   Fulton Cnty, GA Hsg Auth
          Multi Family Hsg Rev................   6.500%     02/01/28    $    3,859,320
  2,000   Fulton Cnty GA Residential Care Sr
          Lien Rha Asstd Living A.............   7.000      07/01/29         1,892,580
 30,050   Georgia Loc Govt Ctfs Partn Grantor
          Trust Ser A (MBIA Insd) (b).........   4.750      06/01/28        25,391,048
                                                                        --------------
                                                                            57,793,038
                                                                        --------------
          HAWAII  0.9%
  3,000   Hawaii St Ser C (FSA Insd)..........   5.750      09/01/14         3,052,950
  3,500   Hawaii St Ser C (FSA Insd)..........   5.875      09/01/16         3,565,940
  2,360   Hawaii St Dept of Trans Spl Fac
          Continental Airls Inc. (a)..........   5.625      11/15/27         2,072,717
  3,000   Honolulu, HI Cty and Cnty Wastewtr
          Sys Rev (FGIC Insd).................    *         07/01/14         1,296,180
                                                                        --------------
                                                                             9,987,787
                                                                        --------------
          IDAHO  1.2%
  8,000   Idaho Hlth Fac Auth Rev IHC Hosp Inc
          Rfdg (Inverse Fltg) (b).............   6.650      02/15/21         8,891,360
  4,300   Owyhee Cnty, ID Indl Dev Corp Indl
          Dev Rev Envirosafe Svcs of ID
          Inc.................................   8.250      11/01/02         4,413,821
                                                                        --------------
                                                                            13,305,181
                                                                        --------------
          ILLINOIS  12.4%
  1,000   Bolingbrook IL Cap Apprec Ser B
          (MBIA Insd).........................    *         01/01/34           122,450
  2,500   Bolingbrook, IL Cap Apprec Ser B
          (MBIA Insd).........................    *         01/01/29           417,125
  1,850   Bridgeview, IL Tax Increment Rev
          Rfdg................................   9.000      01/01/11         2,063,546
 25,800   Chicago, IL Brd Ed Cap Apprec Sch
          Reform Ser B-1 (FGIC Insd)..........    *         12/01/22         6,471,414
 15,000   Chicago, IL Brd Ed Cap Apprec Sch
          Reform Ser B-1 (FGIC Insd)..........    *         12/01/26         2,929,800
 36,500   Chicago, IL Brd Ed Cap Apprec Sch
          Reform Ser B-1 (FGIC Insd)..........    *         12/01/30         5,592,165
  1,100   Chicago, IL Proj Ser A Rfdg (FGIC
          Insd)...............................   5.125      01/01/29           969,991
  3,000   Chicago, IL Proj Ser A Rfdg (FGIC
          Insd)...............................   5.375      01/01/34         2,750,730

                                               See Notes to Financial Statements

                               September 30, 1999
--------------------------------------------------------------------------------

  Par
Amount
 (000)                Description               Coupon      Maturity     Market Value
--------------------------------------------------------------------------------------
          ILLINOIS (CONTINUED)
$ 3,000   Chicago, IL Lakefront Millenium Pkg
          Fac (MBIA Insd).....................    *         01/01/25    $    2,007,000
  7,560   Chicago, IL O'Hare Intl Arpt Spl Fac
          Rev (b).............................   6.450%     05/01/18         7,730,554
  3,000   Chicago, IL O'Hare Intl Arpt Spl Fac
          Rev American Airls Inc Proj Ser A
          (b).................................   7.875      11/01/25         3,140,880
 22,930   Chicago, IL O'Hare Intl Arpt Spl Fac
          Rev United Airls Inc Proj Ser 84A
          (b).................................   8.850      05/01/18        24,473,189
  2,565   Chicago, IL O'Hare Intl Arpt Spl Fac
          Rev United Airls Inc Ser B (b)......   8.950      05/01/18         2,738,881
  3,650   Chicago, IL Rev Chatham Ridge
          Tax Increment.......................  10.250      01/01/07         3,745,739
  1,000   Chicago, IL Tax Increment...........   7.250      01/01/14         1,040,680
 10,000   Chicago, IL Wastewtr Trans Rev Cap
          Apprec Ser A Rfdg (MBIA Insd).......    *         01/01/22         2,654,500
    300   Crestwood, IL Tax Increment Rev Bank
          Qualified Rfdg......................   6.000      12/01/99           300,798
  1,285   Du Page Cnty, IL Cmnty High Sch Dist
          No 099 Downers Grove (FSA Insd).....    *         12/01/11           656,931
  1,500   Godfrey, IL Rev United Methodist Vlg
          Ser A...............................   5.875      11/15/29         1,328,250
  2,000   Hoopeston, IL Hospital Cap Impt Rev
          Rfdg Hoopeston Comnty Mem Hosp......   6.550      11/15/29         1,915,140
  2,000   Huntley, IL Increment Alloc Rev
          Huntley Redev Proj Ser A............   8.500      12/01/15         2,243,920
  2,629   Huntley, IL Spl Svc Area No 10 Spl
          Tax Series A........................   6.500      03/01/29         2,524,208
    280   Huntley, IL Spl Svc Area No 10 Spl
          Tax Ser A...........................   6.250      03/01/09           274,050
  1,000   Huntley, IL Spl Svc Area No 7 Spl
          Tax.................................   6.300      03/01/28           932,070
  1,405   Illinois Dev Fin Auth Rev Cmnty Fac
          Clinic Altgeld Proj.................   8.000      11/15/16         1,496,985
  6,995   Illinois Dev Fin Auth Rev Mercy Hsg
          Corp Proj Rfdg (Prerefunded @
          08/01/04) (b).......................   7.000      08/01/24         7,711,288
  1,000   Illinois Edl Fac Auth Rev Peace Mem
          Ministries Proj.....................   7.500      08/15/26         1,049,010

                                               See Notes to Financial Statements

                               September 30, 1999
--------------------------------------------------------------------------------

  Par
Amount
 (000)                Description               Coupon      Maturity     Market Value
--------------------------------------------------------------------------------------
          ILLINOIS (CONTINUED)
$ 3,000   Illinois Hlth Fac Auth Rev Fairview
          Oblig Group Ser A Rfdg..............   7.400%     08/15/23    $    3,185,820
  4,355   Illinois Hlth Fac Auth Rev Glenoaks
          Med Cent Ser D (b)..................   9.500      11/15/15         4,717,728
  1,000   Illinois Hlth Fac Auth Rev Lifelink
          Corp Oblig Group Ser B (Prerefunded
          @ 02/15/05) (b).....................   8.000      02/15/25         1,154,800
  4,800   Illinois Hlth Fac Auth Rev Midwest
          Physician Group Ltd Proj
          (Prerefunded @ 11/15/04) (b)........   8.100      11/15/14         5,621,712
  2,000   Illinois Hlth Facs Auth Rev.........   7.500      01/01/11         1,995,460
  1,440   Illinois Hlth Facs Auth Rev Silver
          Cross Hosp & Med Rfdg...............   5.500      08/15/19         1,321,776
  4,175   Illinois Hlth Facs Auth Rev Silver
          Cross Hosp & Med Rfdg...............   5.500      08/15/25         3,671,579
  4,575   Illinois Hlth Facs Auth Rev West
          Suburban Hosp Ser A Rfdg............   5.750      07/01/20         4,206,072
  8,790   Lake Cnty, IL Cmnty Unit Sch Dist No
          60 Ser B (FSA Insd).................    *         12/01/18         2,856,750
    895   Mill Creek Wtr Reclamation Dist IL
          Sewage Rev..........................   8.000      03/01/10           978,512
    540   Mill Creek Wtr Reclamation Dist IL
          Wtrwks Rev..........................   8.000      03/01/10           590,387
  1,500   Palatine, IL Tax Increment Rev
          Rand/Dundee Cent Proj (Prerefunded @
          01/01/07) (b).......................   7.750      01/01/17         1,725,930
  1,800   Peoria, IL Spl Tax Weaver Ridge Spl
          Svc Area............................   8.050      02/01/17         1,920,834
  2,095   Regional Tran Auth IL Ser B (AMBAC
          Insd) (b)...........................   8.000      06/01/17         2,652,857
 11,000   Robbins, IL Res Recovery Rev........   8.375      10/15/16         5,912,500
  1,705   St Charles, IL Spl Svc Area No 21...   6.625      03/01/28         1,592,777
  1,000   Sterling, IL Rev Hoosier Care Proj
          Ser A...............................   7.125      06/01/34           961,600
    470   Will Cnty, IL Forest Presv Dist Ser
          B(FGIC Insd)........................    *         12/01/13           212,247
                                                                        --------------
                                                                           134,560,635
                                                                        --------------

                                               See Notes to Financial Statements

                               September 30, 1999
--------------------------------------------------------------------------------

  Par
Amount
 (000)                Description               Coupon      Maturity     Market Value
--------------------------------------------------------------------------------------
          INDIANA  1.4%
$   825   Crawfordsville, IN Redev Comm Redev
          Dist Tax Increment Rev..............   7.000%     02/01/12    $      819,184
  2,000   East Chicago, IN Exempt Fac Inland
          Steel Co Proj No 14.................   6.700      11/01/12         1,914,020
  2,000   Indiana Hlth Fac Fin Auth Rev
          Hoosier Care Proj Ser A.............   7.125      06/01/34         1,923,200
  3,000   Indiana Hlth Fac Fin Auth Rev Metro
          Hlth & IN Inc Proj..................   6.400      12/01/33         2,706,480
    990   Indiana Hlth Fac Fin Auth Rev Metro
          Hlth IN Inc Proj....................   6.300      12/01/23           902,167
  4,000   Indiana St Dev Fin Auth Pollutn Ctl
          Rev Inland Steel Co Proj No 13 Rfdg
          (b).................................   7.250      11/01/11         4,019,360
  3,190   Kokomo, IN Sch Bldg Corp First Mtg
          (AMBAC Insd)........................   4.125      07/15/17         2,541,090
  1,000   South Bend, IN Econ Dev Rev Ser A...   6.250      11/15/29           918,960
                                                                        --------------
                                                                            15,744,461
                                                                        --------------
          IOWA  0.1%
  1,500   Cedar Rapids, IA Rev First Mtg
          Cottage Grove.......................   5.875      07/01/28         1,360,515
                                                                        --------------
          KANSAS  0.3%
    540   Kansas City, KS Crawford Cnty
          Leavenworth Single Family Mtg Rev
          (AMBAC Insd) (b)....................     *        04/01/16            84,450
  1,000   Lawrence, KS Coml Dev Rev Holiday
          Inn Sr Ser A........................   8.000      07/01/16         1,063,460
  1,000   Manhattan, KS Coml Dev Rev Holiday
          Inn Sr Ser A Rfdg...................   8.000      07/01/16         1,063,460
  1,435   Missouri Str Hsg Dev Comm Mtg Hsg
          Pioneer City Ctr Homes (a)..........   7.200      09/01/30         1,434,871
                                                                        --------------
                                                                             3,646,241
                                                                        --------------

                                               See Notes to Financial Statements

                               September 30, 1999
--------------------------------------------------------------------------------

  Par
Amount
 (000)                Description               Coupon      Maturity     Market Value
--------------------------------------------------------------------------------------
          KENTUCKY  0.4%
$ 2,300   Jefferson Cnty, KY Hosp Rev (MBIA
          Insd) (Inverse Fltg)................   8.900%     10/09/08    $    2,567,375
    900   Jefferson Cnty, KY Hosp Rev
          (Prerefunded @ 10/29/02) (MBIA Insd)
          (Inverse Fltg) (a)..................   8.930      10/09/08         1,023,750
  1,000   Kenton Cnty, KY Airport Brd Spl Facs
          Rev Mesaba Aviation Inc Proj Ser
          A...................................   6.700      07/01/29           984,410
                                                                        --------------
                                                                             4,575,535
                                                                        --------------
          LOUISIANA  1.3%
  5,755   Jefferson, LA Sales Tax Dist Spcl
          Sales Tax Rev (FSA Insd)............     *        12/01/14         2,457,097
  4,000   Louisiana Hsg Fin Agy Rev
          Multi-Family Hsg Plantation Ser A...   7.125      01/01/28         3,837,880
  1,000   Louisiana Pub Facs Auth Rev
          Progressive Hlthcare................   6.375      10/01/20           924,540
  1,000   Louisiana Pub Facs Auth Rev
          Progressive Hlthcare................   6.375      10/01/28           900,140
  3,918   Louisiana St Univ Agric & Mech
          Progressive Univ Rev................   5.750      10/30/18         3,586,858
  1,000   Port New Orleans, LA Indl Dev Rev
          Continental Grain Co Proj Rfdg......   7.500      07/01/13         1,023,350
  1,435   Webster Parish, LA Pollutn Ctl Rev
          Intl Paper Co Proj Ser B Rfdg.......   5.200      03/01/13         1,348,398
                                                                        --------------
                                                                            14,078,263
                                                                        --------------
          MAINE  0.1%
     25   Maine Hlth & Higher Edl Facs Auth
          Rev Ser B (FSA Insd)................   7.000      07/01/24            28,056
  1,225   Maine Hlth & Higher Edl Facs Auth
          Rev Ser B (Prerefunded @ 07/01/04)
          (FSA Insd)..........................   7.000      07/01/24         1,374,732
                                                                        --------------
                                                                             1,402,788
                                                                        --------------

                                               See Notes to Financial Statements

                               September 30, 1999
--------------------------------------------------------------------------------

  Par
Amount
 (000)                Description               Coupon      Maturity     Market Value
--------------------------------------------------------------------------------------
          MARYLAND  1.1%
$ 2,000   Baltimore Cnty, MD Pollutn Ctl Rev
          Bethlehem Steel Corp Proj Ser B
          Rfdg................................    7.500%    06/01/15    $    2,115,980
  1,500   Frederick Cnty, MD Spl Olbig Urbana
          Cmnty Dev Auth......................    6.625     07/01/25         1,446,930
  1,260   Maryland St Econ Dev Corp Rev Air
          Cargo BWI LLC Proj..................    6.500     07/01/24         1,252,931
  1,015   Maryland St Econ Dev Corp Rev Air
          Cargo BWI LLC Proj..................    6.250     07/01/07         1,007,885
  3,000   Montgomery Cnty, MD Econ Dev
          Editorial Projs In Edl Ser A........    6.400     09/01/28         2,729,040
  3,000   Prince Georges Cnty, MD Spl Oblig
          Spl Assmt Woodview Ser A............    8.000     07/01/26         3,301,920
                                                                        --------------
                                                                            11,854,686
                                                                        --------------
          MASSACHUSETTS  3.3%
  4,000   Massachusetts St Dev Fin Agy New
          England Center For Children (b).....    6.000     11/01/19         3,726,360
  2,000   Massachusetts St Dev Fin Agy Rev
          Hlthcare Facility Alliance Ser A....    7.100     07/01/32         1,987,100
  2,000   Massachusetts St Dev Fin Agy Rev
          Hillcrest Ed Cent Inc...............    6.375     07/01/29         1,926,340
  7,000   Massachusetts St Hlth & Edl Fac Auth
          Rev New England Med Cent Hosp Ser G
          (Embedded Swap) (MBIA Insd) (b)
          (h).................................  3.1/5.0     07/01/13         6,537,650
  2,099   Massachusetts St Hsg Fin Agy Hsg Rev
          Insd Rental Ser A Rfdg (AMBAC
          Insd)...............................    6.650     07/01/19         2,201,814
    780   Massachusetts St Indl Fin Agy First
          Mtg Pilgrim Inc Proj................    6.500     10/01/15           730,720
  2,965   Massachusetts St Indl Fin Agy Rev
          Grtr Lynn Mental Hlth...............    6.375     06/01/18         2,771,712
  1,270   Massachusetts St Indl Fin Agy Rev
          Grtr Lynn Mental Hlth...............    6.200     06/01/08         1,224,648
  4,000   Massachusetts St Indl Fin Agy Rev
          Cent For Autism (Prerefunded @
          11/01/00)...........................    9.500     11/01/17         4,306,240
    575   Massachusetts St Indl Fin Agy Rev
          Dimmock Cmnty Hlth Cent.............    8.000     12/01/06           621,679

                                               See Notes to Financial Statements

                               September 30, 1999
--------------------------------------------------------------------------------

  Par
Amount
 (000)                Description               Coupon      Maturity     Market Value
--------------------------------------------------------------------------------------
          MASSACHUSETTS (CONTINUED)
$ 1,085   Massachusetts St Indl Fin Agy Rev
          Dimmock Cmnty Hlth Cent.............   8.375%     12/01/13    $    1,220,527
    675   Massachusetts St Indl Fin Agy Rev
          Dimmock Cmnty Hlth Cent.............   8.500      12/01/20           762,419
  6,100   Massachusetts St Indl Fin Agy Rev
          Swr Fac Res Ctl Composting..........   9.250      06/01/10         6,243,045
  2,000   Massachusetts St Indl Fin Agy
          Trustees Deerfield Academy..........   6.750      10/01/28         1,841,220
                                                                        --------------
                                                                            36,101,474
                                                                        --------------
          MICHIGAN  2.7%
  2,000   Battle Creek, MI Downtown Dev Auth
          Tax Increment Rev (Prerefunded @
          05/01/04) (b).......................   7.600      05/01/16         2,275,940
  5,000   Detroit, MI City Sch Dist Ser B
          (FGIC Insd).........................   4.750      05/01/28         4,165,150
  1,000   Detroit, MI Loc Dev Fin Auth Ser
          C...................................   6.850      05/01/21           994,240
  3,100   Detroit, MI Sewage Disposal Rev
          (FGIC Insd).........................   7.560      07/01/23         2,956,625
  1,250   Detroit, MI Swg Disp Rev Ser A (MBIA
          Insd)...............................   5.000      07/01/27         1,099,500
  2,390   Meridian, MI Econ Dev Corp Ltd Oblig
          Rev First Mtg Burcham Hills Ser A...   7.500      07/01/13         2,486,652
  3,430   Meridian, MI Econ Dev Corp Ltd Oblig
          Rev First Mtg Burcham Hills Ser A...   7.750      07/01/19         3,612,887
  4,250   Michigan St Hosp Fin Auth Rev
          Detroit Med Cent Oblig Ser A........   5.250      08/15/28         3,407,862
  3,000   Michigan St Hosp Fin Auth Rev
          Detroit Med Cent Oblig Ser A........   5.250      08/15/23         2,445,390
  8,560   Michigan St Strategic Fd Ltd Oblig
          Rev Great Lakes Pulp & Fiber Proj
          (e).................................   8.000      12/01/27         5,611,939
    560   Saint Clair Cnty, MI Econ Dev Corp
          Kmart Proj..........................   9.500      02/01/06           564,794
                                                                        --------------
                                                                            29,620,979
                                                                        --------------

                                               See Notes to Financial Statements

                               September 30, 1999
--------------------------------------------------------------------------------

  Par
Amount
 (000)                Description               Coupon      Maturity     Market Value
--------------------------------------------------------------------------------------
          MINNESOTA  0.7%
$ 1,000   Cambridge, MN Hsg & Hlthcare Fac Rev
          Grandview West Pf Ser A.............   6.000%     10/01/28    $      920,510
  2,000   Cambridge, MN Hsg & Hlthcare Fac Rev
          Grandview West Proj Ser B...........   6.000      10/01/33         1,808,360
  1,425   Columbia Heights, MN Multi-Family
          Crest View Corp Proj................   6.000      03/01/33         1,330,052
    500   Dakota Cnty, MN Hsg & Redev.........   6.000      11/01/09           484,190
  2,500   Dakota Cnty, MN Hsg & Redev.........   6.250      05/01/29         2,358,850
    825   Little Canada, MN Fac Rev Hsg Alt
          Dev Co Proj Ser A...................   6.100      12/01/17           804,598
                                                                        --------------
                                                                             7,706,560
                                                                        --------------
          MISSOURI  1.2%
    615   Ferguson, MO Tax Increment Rev
          Crossings at Halls Ferry Proj.......   7.250      04/01/07           609,932
  3,095   Ferguson, MO Tax Increment Rev
          Crossings at Halls Ferry Proj.......   7.625      04/01/17         3,059,717
    675   Ferguson, MO Tax Increment Rev
          Crossings at Halls Ferry Proj.......   7.625      04/01/18           667,103
    930   Jefferson Cnty, MO Indl Dev Auth
          Indl Rev Cedars Hlthcare Cent Proj
          Ser A Rfdg..........................   8.250      12/01/15           997,527
  5,000   Saline Cnty, MO Indl Dev Auth Hlth
          Facs Rev............................   6.500      12/01/28         4,563,700
  1,000   Sikeston, MO Elec Rev Rfdg (MBIA
          Insd) (b)...........................   6.000      06/01/15         1,059,000
  2,000   Valley Park, MO Indl Dev Auth Sr Hsg
          Rev Cape Albeon Proj................   6.150      12/01/33         1,857,900
                                                                        --------------
                                                                            12,814,879
                                                                        --------------
          NEBRASKA  0.3%
  1,500   Nebraska Invt Fin Auth Single Family
          Mtg Rev (Inverse Fltg) (GNMA
          Collateralized) (b).................   9.508      10/17/23         1,620,000
  1,300   Nebraska Invt Fin Auth Single Family
          Mtg Rev (Inverse Fltg) (GNMA
          Collateralized) (b).................  10.415      09/10/30         1,391,000
                                                                        --------------
                                                                             3,011,000
                                                                        --------------

                                               See Notes to Financial Statements

                               September 30, 1999
--------------------------------------------------------------------------------

  Par
Amount
 (000)                Description               Coupon      Maturity     Market Value
--------------------------------------------------------------------------------------
          NEVADA  0.4%
$ 2,760   Clark Cnty, NV Trans Ser A (FGIC
          Insd)...............................   4.500%     12/01/17    $    2,314,922
  1,945   Reno, NV Redev Agy Tax Alloc
          Downtown Redev Proj Ser E Rfdg
          (Prerefunded @ 09/01/03)............   5.600      09/01/09         2,036,065
                                                                        --------------
                                                                             4,350,987
                                                                        --------------
          NEW HAMPSHIRE  1.1%
  2,000   New Hampshire Higher Edl & Hlth Fac
          Auth Rev Havenwood-Heritage
          Heights.............................   7.350      01/01/18         2,108,280
  2,000   New Hampshire Higher Edl & Hlth Fac
          Auth Rev Havenwood-Heritage
          Heights.............................   7.450      01/01/25         2,101,360
  4,000   New Hampshire Higher Edl & Hlth Fac
          Auth Rev Hosp Catholic Med Cent Rfdg
          (b).................................   8.250      07/01/13         4,086,920
  3,340   New Hampshire Higher Edl & Hlth Fac
          Auth Rev Vly Regl Hosp..............   7.350      04/01/23         3,343,574
                                                                        --------------
                                                                            11,640,134
                                                                        --------------
          NEW JERSEY  3.0%
  2,240   Camden Cnty, NJ Impt Auth Lease Rev
          Dockside Refrig.....................   8.400      04/01/24         2,429,213
  2,000   New Jersey Econ Dev Auth Assisted
          Living Rev..........................   6.750      08/01/30         1,872,500
  1,000   New Jersey Econ Dev Auth Econ Dev
          Rev.................................   6.375      04/01/18         1,005,320
  1,820   New Jersey Econ Dev Auth Rev Kullman
          Assoc Proj Ser A....................   6.125      06/01/18         1,701,354
  2,000   New Jersey Econ Dev Auth Rev Sr
          Living Facs Esplandade..............   7.000      06/01/39         1,907,460
    500   New Jersey Econ Dev Auth Rev Sr Mtg
          Arbor Glen Ser A Rfdg...............   6.000      05/15/28           460,685
  6,255   New Jersey Econ Dev Auth Rev First
          Mtg Gross Rev Oakridge Manor Proj
          Rfdg................................   9.500      11/01/14         6,363,024
  1,000   New Jersey Econ Dev Auth Rev First
          Mtg Winchester Gardens Ser A........   8.500      11/01/16         1,107,890
  1,500   New Jersey Econ Dev Auth Rev First
          Mtg Winchester Gardens Ser A........   8.625      11/01/25         1,667,760
  3,000   New Jersey Econ Dev Auth Rev Sr Mtg
          Arbor Glen Proj Ser A (Prerefunded @
          05/15/06) (b).......................   8.750      05/15/26         3,707,310

                                               See Notes to Financial Statements

                               September 30, 1999
--------------------------------------------------------------------------------

  Par
Amount
 (000)                Description               Coupon      Maturity     Market Value
--------------------------------------------------------------------------------------
          NEW JERSEY (CONTINUED)
$ 3,000   New Jersey Econ Dev Auth Spl Fac Rev
          Continental Airls Inc...............   6.400%     09/15/23    $    2,983,170
  1,650   New Jersey Hlthcare Fac Fin Auth Rev
          Raritan Bay Med Cent Issue Rfdg.....   7.250      07/01/14         1,649,736
  1,275   New Jersey St Edl Fac Auth Rev
          Felician College of Lodi Ser D......   7.375      11/01/22         1,340,318
  4,000   New Jersey St Trans Trust Fund Auth
          Trans Sys Ser A (a).................   5.750      06/15/16         4,105,800
                                                                        --------------
                                                                            32,301,540
                                                                        --------------
          NEW MEXICO  1.3%
  2,230   Albuquerque, NM Retirement Fac Rev
          La Vida Liena Proj Ser A Rfdg
          (Prerefunded @ 02/01/03) (b)........   8.850      02/01/23         2,551,232
  4,000   Albuquerque, NM Retirement Fac Rev
          La Vida Liena Proj Ser B Rfdg.......   6.600      12/15/28         3,690,120
  2,160   Bernalillo Cnty, NM Multi-Family Hsg
          Brentwood Gardens Apt B1............   6.600      10/15/28         2,063,491
  3,600   Farmington, NM Pollutn Ctl Rev Pub
          Svc Co San Juan Proj D Rfdg (b).....   6.375      04/01/22         3,653,748
  2,500   New Mexico St Hosp Equip Ln Memorial
          Med Cent Inc........................   5.500      06/01/28         2,293,050
                                                                        --------------
                                                                            14,251,641
                                                                        --------------
          NEW YORK  5.8%
  1,000   Bethlehem, NY Indl Dev Agy Sr Hsg
          Rev Van Allen Proj Ser A............   6.875      06/01/39           956,200
  2,400   Brookhaven, NY Indl Dev Agy Sr
          Residential Hsg Rev.................   6.375      12/01/37         2,217,576
    795   Clifton Springs, NY Hosp & Clinic
          Ser B Rfdg & Impt...................   7.000      01/01/05           802,052
  1,750   Huntington, NY Hsg Auth Sr Hsg Fac
          Rev Gurwin Jewish Sr Residences Ser
          A...................................   6.000      05/01/39         1,625,960
  1,500   Islip, NY Cmnty Dev Agy Cmnty Dev
          Rev NY Institute of Technology
          Rfdg................................   7.500      03/01/26         1,593,675
  1,000   Monroe Cnty, NY Indl Dev Agy Rev
          Indl Dev Empire Sports Proj Ser A...   6.250      03/01/28           932,210

                                               See Notes to Financial Statements

                               September 30, 1999
--------------------------------------------------------------------------------

  Par
Amount
 (000)                Description               Coupon      Maturity     Market Value
--------------------------------------------------------------------------------------
          NEW YORK (CONTINUED)
$ 2,000   New York City Indl Dev Agy Field
          Hotel Assoc Lp JFK Rfdg.............   6.000%     11/01/28    $    1,891,360
  3,000   New York City Indl Dev Agy Civic Fac
          Rev USTA Natl Tennis Cent Proj (FSA
          Insd) (b)...........................   6.250      11/15/06         3,259,560
  1,500   New York City Indl Dev Agy Civic Fac
          Rev USTA Natl Tennis Cent Proj (FSA
          Insd) (b)...........................   6.375      11/15/07         1,641,840
  2,000   New York City Indl Dev Agy Civic Fac
          Rev USTA Natl Tennis Cent Proj (FSA
          Insd) (b)...........................   6.500      11/15/09         2,200,400
  5,000   New York City Ser A (b).............   7.000      08/01/07         5,606,000
  3,000   New York City Ser D Rfdg (b)........   8.000      02/01/05         3,438,570
 10,330   New York City Subser A1 (Embedded
          Swap)...............................   5.720      08/01/12        10,379,687
  6,120   New York City Tran Auth Ser A.......   5.625      01/01/13         6,216,329
  5,000   New York St Dorm Auth Rev City Univ
          Ser F (b)...........................   5.500      07/01/12         4,938,700
  3,000   New York St Energy Resh & Dev Auth
          Gas Fac Rev (MBIA Insd) (Inverse
          Fltg)...............................   7.690      07/08/26         2,767,500
  2,500   New York St Energy Resh & Dev Auth
          Gas Fac Rev (Inverse Fltg)..........   7.889      04/01/20         2,784,375
  1,000   New York St Energy Resh & Dev Auth
          St Svc Contract Rev Western NY
          Nuclear Svc Cent Ser B..............   5.500      04/01/01         1,017,210
    750   New York St Energy Resh & Dev Auth
          St Svc Contract Rev Western NY
          Nuclear Svc Cent Ser B..............   5.250      04/01/02           764,152
  5,000   New York St Thruway Auth Genl Rev
          Ser E Rfdg..........................   5.000      01/01/25         4,427,400
  1,500   New York St Thruway Auth Hwy & Brdg
          Tran Fund Ser A (Prerefunded @
          04/01/04) (b).......................   6.000      04/01/14         1,615,335
  2,000   Saratoga Cnty, NY Indl Dev Agy Sr
          Hsg Rev.............................   6.875      06/01/39         1,909,900
                                                                        --------------
                                                                            62,985,991
                                                                        --------------
          NORTH CAROLINA  0.7%
  7,130   Eastern Band Cherokee Indians NC Spl
          Oblig Rev Carolina Mirror Co Proj...  10.250      09/01/09         7,130,000
                                                                        --------------

                                               See Notes to Financial Statements

                               September 30, 1999
--------------------------------------------------------------------------------

  Par
Amount
 (000)                Description               Coupon      Maturity     Market Value
--------------------------------------------------------------------------------------
          NORTH DAKOTA  0.2%
$ 1,000   Grand Forks, ND Sr Hsg Rev 4000 Vly
          Square Proj.........................   6.250%     12/01/34    $      936,790
  1,000   Grand Forks, ND Sr Hsg Rev 4000 Vly
          Square Proj.........................   6.375      12/01/34           973,260
                                                                        --------------
                                                                             1,910,050
                                                                        --------------
          OHIO  2.6%
  1,500   Akron Bath Copley, OH St Twp Hosp
          Dist Rev Summa Hosp.................   5.375      11/15/24         1,314,060
  3,750   Cleveland, OH Arpt Spl Rev
          Continental Airls Inc Proj..........   5.375      09/15/27         3,228,675
  2,250   Cleveland, OH Arpt Spl Rev
          Continental Airls Inc Rfdg (a)......   5.700      12/01/19         2,071,553
  1,500   Cuyahoga Cnty, OH Multi-Family Rev
          Hsg Park Lane Apts Proj Ser A.......   8.250      07/01/28         1,545,000
  2,760   Dayton, OH Spl Facs Rev Afco Cargo
          Day LLC Proj........................   6.300      04/01/22         2,648,054
  2,000   East Liverpool, OH Hosp Rev East
          Liverpool City Hosp Ser A
          (Prerefunded @ 10/01/01) (b)........   8.125      10/01/11         2,187,600
  1,500   Hamilton Cnty, OH Sales Tax Hamilton
          Cnty Football Proj Ser A (MBIA
          Insd)...............................   4.750      12/01/27         1,249,140
  2,000   Madison Cnty, OH Hosp Impt Rev
          Madison Cnty Hosp Proj Rfdg.........   6.400      08/01/28         1,844,960
  2,500   Ohio St Solid Waste Rev CSC Ltd
          Proj................................   8.500      08/01/22         2,501,150
  3,700   Ohio St Solid Waste Rev Republic
          Engineered Steels Proj..............   8.250      10/01/14         3,745,510
  1,000   Ohio St Solid Waste Rev Republic
          Engineered Steels Proj..............   9.000      06/01/21         1,053,690
  4,490   Reynoldsburg, OH Hlthcare Fac Rev
          Wesley Ridge Proj (GNMA
          Collateralized).....................   6.150      10/20/38         4,561,211
                                                                        --------------
                                                                            27,950,603
                                                                        --------------

                                               See Notes to Financial Statements

                               September 30, 1999
--------------------------------------------------------------------------------

  Par
Amount
 (000)                Description               Coupon      Maturity     Market Value
--------------------------------------------------------------------------------------
          OKLAHOMA  0.2%
$11,030   McAlester, OK Pub Wks Auth Util Sys
          Rev (FSA Insd)......................    *         02/01/30    $    1,686,156
  1,000   Oklahoma Cnty, OK Fin Auth Epworth
          Villa Proj Ser A Rfdg...............   7.000%     04/01/25           988,870
                                                                        --------------
                                                                             2,675,026
                                                                        --------------
          OREGON  1.0%
  1,000   Clackamas Cnty, OR Hosp Fac Auth Rev
          Sr Living Fac Marys Woods Ser A.....   6.375      05/15/20           976,940
  1,245   Clatsop Care Cent Hlth Dist OR Rev
          Sr Hsg..............................   6.000      08/01/14         1,169,391
  2,145   Clatsop Care Cent Hlth Dist OR Rev
          Sr Hsg..............................   6.875      08/01/28         1,981,680
  4,000   Oregon St Hlth Hsg Edl & Cultural
          Facs Auth...........................   7.250      06/01/28         3,891,400
  3,000   Salem Keizer, OR Sch Dist No 24J....   5.000      06/01/13         2,894,670
                                                                        --------------
                                                                            10,914,081
                                                                        --------------
          PENNSYLVANIA  8.2%
  1,000   Allegheny Cnty, PA Indl Dev Auth
          Lease Rev...........................   6.625      09/01/24           986,730
  6,000   Beaver Cnty, PA Indl Dev Auth
          Pollutn Ctl Rev Collateral Toledo
          Edison Co Proj Ser A
          Rfdg (b)............................   7.750      05/01/20         6,626,640
  1,000   Berks Cnty, PA Muni Auth Rev
          Phoebe Berks Vlg Inc Proj Rfdg
          (Prerefunded @ 05/15/06) (b)........   7.700      05/15/22         1,181,690
  1,900   Bucks Cnty, PA Indl Dev Auth Rev
          First Mtg Hlthcare Fac Chandler.....   6.200      05/01/19         1,775,911
  4,000   Cambria Cnty, PA Indl Dev Auth
          Pollutn Ctl Rev Bethlehem Steel Corp
          Proj Rfdg...........................   7.500      09/01/15         4,199,360
  1,500   Cliff House Ctf Trust Var Sts
          Variable Ctfs Partn Ser A...........   6.625      06/01/27         1,500,000
  2,000   Cumberland Cnty, PA Indl Dev Auth
          Rev First Mtg Woods Cedar Run Ser A
          Rfdg................................   6.500      11/01/28         1,799,080
  3,000   Dauphin Cnty, PA Genl Auth Rev
          Office & Pkg Riverfront Office......   6.000      01/01/25         2,809,470
  5,000   Dauphin Cnty, PA Genl Auth Rev Hotel
          & Conf Cent Hyatt Regency...........   6.200      01/01/29         4,668,400

                                               See Notes to Financial Statements

                               September 30, 1999
--------------------------------------------------------------------------------

  Par
Amount
 (000)                Description               Coupon      Maturity     Market Value
--------------------------------------------------------------------------------------
          PENNSYLVANIA (CONTINUED)
$ 1,500   Delaware Cnty, PA Auth First Mtg Rev
          Riddle Vlg Proj.....................   7.000%     06/01/21    $    1,516,470
  2,890   Erie, PA Sch Dist Cap Apprec Rfdg
          (FSA Insd)..........................    *         09/01/21           794,779
  1,000   Grove City, PA Area Hosp Auth Hlth
          Fac Rev.............................   6.625      08/15/29           926,240
  3,500   Harrisburg, PA Auth Wtr Rev (Inverse
          Fltg) (FGIC Insd)...................   7.580      06/18/15         3,605,000
  1,000   Lancaster Cnty, PA Hosp Auth Rev
          Hlth Cent Saint Anne's Home.........   6.625      04/01/28           950,430
  2,000   Lehigh Cnty, PA Genl Purp Auth Rev
          Kidspeace Oblig Group...............   6.000      11/01/23         1,858,600
  1,000   Lehigh Cnty, PA Indl Dev Auth Hlth
          Fac Rev Lifepath Inc Proj...........   6.300      06/01/28           885,300
  2,000   McKean Cnty, PA Hosp Auth Hosp Rev
          Bradford Hosp Proj (Crossover Rfdg @
          10/01/00)...........................   8.875      10/01/20         2,131,380
  2,000   Montgomery Cnty, PA Higher Ed &
          Hlth Auth Rev.......................   6.750      07/01/29         1,885,280
  7,100   Montgomery Cnty, PA Indl Dev Auth
          Rev First Mtg The Meadowood Corp
          Proj Ser A (Prerefunded @ 12/01/00)
          (b).................................  10.000      12/01/19         7,715,144
    500   Montgomery Cnty, PA Indl Dev Auth
          Rev First Mtg The Meadowood Corp
          Rfdg................................   7.000      12/01/10           511,780
  2,500   Montgomery Cnty, PA Indl Dev Auth
          Rev First Mtg The Meadowood Corp
          Rfdg................................   7.250      12/01/15         2,581,925
  6,000   Montgomery Cnty, PA Indl Dev Auth
          Rev First Mtg The Meadowood Corp
          Rfdg................................   7.400      12/01/20         6,203,040
    985   Montgomery Cnty, PA Indl Dev Auth
          Rev Wordsworth Academy..............   7.750      09/01/24         1,042,534
  3,000   Pennsylvania Econ Dev Fin Auth Res
          Recovery Rev Colver Proj Ser D
          (b).................................   7.050      12/01/10         3,232,800
  5,000   Pennsylvania St Higher Edl
          Assistance Agy Student Ln Rev Rfdg
          (Inverse Fltg) (AMBAC Insd).........   9.267      09/01/26         5,818,750
  1,000   Pennsylvania St Higher Edl Fac Auth
          College & Univ Rev (a)..............   4.500      07/15/21           822,550

                                               See Notes to Financial Statements

                               September 30, 1999
--------------------------------------------------------------------------------

  Par
Amount
 (000)                Description               Coupon      Maturity     Market Value
--------------------------------------------------------------------------------------
          PENNSYLVANIA (CONTINUED)
$ 5,000   Philadelphia, PA Auth For Indl Dev
          Rev Long-Term Care Maplewood........   8.000%     01/01/24    $    5,338,000
  2,500   Pittsburgh & Allegheny Cnty, PA Pub
          Auditorium Auth Regl Asset Dist
          Sales Tax Rev (AMBAC Insd)..........   5.000      02/01/24         2,215,500
 13,000   Pittsburgh & Allegheny Cnty, PA
          Public Auditorium Auth Excise Tax
          Rev (AMBAC Insd)....................   4.500      02/01/29        10,315,240
  1,500   Scranton Lackawanna, PA Hlth &
          Welfare Auth Rev Rfdg...............   7.250      01/15/17         1,551,975
  2,000   Scranton Lackawanna, PA Hlth &
          Welfare Auth Rev Rfdg...............   7.350      01/15/22         2,082,940
                                                                        --------------
                                                                            89,532,938
                                                                        --------------
          RHODE ISLAND  0.2%
  1,955   Providence, RI Redev Agy Ctfs Partn
          Ser A...............................   8.000      09/01/24         2,073,688
                                                                        --------------
          SOUTH CAROLINA  1.0%
    115   Charleston Cnty, SC Ctfs Partn Ser B
          (MBIA Insd) (b).....................   7.000      06/01/19           126,364
  2,385   Charleston Cnty, SC Ctfs Partn Ser B
          (Prerefunded @ 06/01/04) (MBIA Insd)
          (b).................................   7.000      06/01/19         2,675,040
  3,500   Charleston Cnty, SC Indl Rev Zeigler
          Coal Hldgs Rfdg.....................   6.950      08/10/28         3,407,915
  1,000   Oconee Cnty, SC Indl Rev Bond
          Johnson Ctl Inc Ser 84 (Var Rate
          Cpn)................................   6.485      06/15/04         1,000,000
  4,000   South Carolina St Hsg Fin & Dev Auth
          Multi-Family Rev....................   6.750      05/01/28         3,896,040
                                                                        --------------
                                                                            11,105,359
                                                                        --------------
          SOUTH DAKOTA  0.2%
    805   Keystone, SD Econ Dev Rev Wtr
          Quality Mgmt Corp Ser A.............   5.500      12/15/08           776,487
  1,810   Keystone, SD Econ Dev Rev Wtr
          Quality Mgmt Corp Ser A.............   6.000      12/15/18         1,699,065
                                                                        --------------
                                                                             2,475,552
                                                                        --------------

                                               See Notes to Financial Statements

                               September 30, 1999
--------------------------------------------------------------------------------

  Par
Amount
 (000)                Description               Coupon      Maturity     Market Value
--------------------------------------------------------------------------------------
          TENNESSEE  1.5%
$ 3,000   SCA Tax Exempt Trust Multi-Family
          Mtg Memphis Hlth Edl Rev Bond
          Receipt Ser A6 (FSA Insd) (b).......   7.350%     01/01/30    $    3,239,970
  2,000   Springfield, TN Hlth & Edl Fac Brd
          Hosp Rev Jesse Holman Jones Hosp
          Proj (Prerefunded @ 04/01/06) (b)...   8.250      04/01/12         2,353,180
  6,180   Sullivan Cnty, TN Hlth Edl & Hsg
          Facs Board Rev......................   8.410      11/01/19         6,906,706
  1,160   Trenton, TN Hlth & Edl Facs Brd Rev
          Rha/Trenton Mr Inc Proj Ser B
          (d).................................  10.000      11/01/20           150,800
  3,195   Trenton, TN Hlth & Edl Facs Brd Rev
          Rha/Trenton Mr Inc Proj Ser A......   10.000      11/01/19         3,563,160
                                                                        --------------
                                                                            16,213,816
                                                                        --------------
          TEXAS  11.0%
  1,000   Abia Dev Corp TX Arpt Facs Rev
          Austin Belly Port Dev LLC Proj Ser
          A...................................   6.250      10/01/08           970,070
  2,000   Abia Dev Corp TX Arpt Facs Rev
          Austin Belly Port Dev LLC Proj Ser
          A...................................   6.500      10/01/23         1,899,180
  1,500   Abilene, TX Hlth Facs Dev Sears
          Methodist Retirement Ser A..........   5.875      11/15/18         1,393,440
  2,000   Amarillo, TX Hlth Fac Corp Hosp Rev
          High Plains Baptist Hosp (Inverse
          Fltg) (FSA Insd) (b)................   9.149      01/01/22         2,245,000
  1,000   Atlanta, TX Hosp Auth Hosp Fac
          Rev.................................   6.700      08/01/19           967,960
  2,035   Atlanta, TX Hosp Auth Hosp Fac
          Rev.................................   6.750      08/01/29         1,959,094
  1,000   Austin, TX Bergstorm Landhost Entmt
          Sr Ser A............................   6.750      04/01/27           956,890
  2,000   Bell Cnty, TX Indl Dev Corp Solid
          Waste Disposal Rev..................   7.600      12/01/17         1,903,200
  1,000   Bexar Cnty, TX Hlth Fac Dev Corp Rev
          Rfdg Baptist Hlth Sys Ser A (MBIA
          Insd) (b)...........................   6.000      11/15/12         1,055,340
  2,370   Bexar Cnty, TX Hlth Fac Dev Corp Rev
          Rfdg Baptist Hlth Sys Ser A (MBIA
          Insd)...............................   6.000      11/15/13         2,491,107
  1,000   Brazos River Auth TX Rev Houston
          Lighting & Power Co Proj Rfdg (AMBAC
          Insd)...............................   5.050      11/01/18           910,080

                                               See Notes to Financial Statements

                               September 30, 1999
--------------------------------------------------------------------------------

  Par
Amount
 (000)                Description               Coupon      Maturity     Market Value
--------------------------------------------------------------------------------------
          TEXAS (CONTINUED)
$ 5,000   Brazos River Auth TX Rev Houston
          Inds Inc Proj Ser D Rfdg (MBIA Insd)
          (b).................................   4.900%     10/01/15    $    4,559,200
    665   Dallas Cnty, TX Flood Ctl Dist No 1
          Rfdg................................    *         08/01/00           624,894
  1,165   Dallas Cnty, TX Flood Ctl Dist No 1
          Rfdg................................    *         08/01/01         1,015,344
    335   Dallas Cnty, TX Flood Ctl Dist No 1
          Rfdg................................    *         08/01/02           270,904
  1,825   Dallas Cnty, TX Flood Ctl Dist No 1
          Rfdg................................    *         08/01/11           720,364
    775   Dallas Cnty, TX Flood Ctl Dist No 1
          Rfdg................................   8.750      08/01/11           777,209
  2,670   Dallas Cnty, TX Flood Ctl Dist No 1
          Rfdg................................   8.750      08/01/12         2,677,503
  6,000   Dallas Cnty, TX Util & Reclamation
          Dist Ser B Rfdg (AMBAC Insd) (a)....   5.875      02/15/29         5,961,780
  2,500   Garland, TX Indl Dev Auth Rev Bond
          Ashland Oil Proj Ser 84 Rfdg (Var
          Rate Cpn)...........................   8.920      04/01/04         2,502,950
  1,635   Garland, TX Indpt Sch Dist..........   4.000      02/15/15         1,317,319
  3,275   Grapevine Colleyville Indpt Sch Dist
          Tx Formerly Grapevine Tx Indpt Sch
          District To 1979....................    *         08/15/14         1,413,359
  5,000   Houston, TX Arpt Sys Rev Spl Fac
          Continental Ser C...................   5.700      07/15/29         4,457,600
  2,500   Houston, TX Arpt Sys Rev Spl Fac
          Continental Airl Term Impt Ser B
          (b).................................   6.125      07/15/27         2,370,650
  5,665   Houston, TX Wtr & Sewer Sys Rev
          Capital Apprec Jr Lien Ser A (FSA
          Insd)...............................    *         12/01/23         1,357,561
    880   Laredo, TX Ctfs Oblig Ser B (MBIA
          Insd)...............................   4.500      02/15/17           739,966
  2,655   Leander, TX Indpt Sch Dist Cap
          Apprec Rfdg.........................    *         08/15/18           877,876
  4,820   Leander, TX Indpt Sch Dist Cap
          Apprec Rfdg.........................    *         08/15/21         1,315,282
  3,990   Leander, TX Indpt Sch Dist Rfdg.....   4.750      08/15/12         3,728,495
 17,760   Lower Co River Auth TX Rev Ser A
          Rfdg (a)............................   5.875      05/15/14        18,210,216
  7,500   Lower Co River Auth TX Rev Ser A
          Rfdg (a)............................   5.875      05/15/15         7,653,900
  1,500   Lubbock, TX Hlth Facs Dev Corp Rev
          First Mtg Carillon Proj A...........   6.500      07/01/19         1,409,505
  2,500   Matagorda Cnty, TX Navigation Dist
          No 1 Houston Lighting Pwr Co Rfdg
          (AMBAC Insd)........................   5.125      11/01/28         2,214,950
  3,355   Meadow Parc Dev Inc TX Multi-Family
          Rev Hsg Meadow Parc Apts Proj.......   6.500      12/01/30         3,179,466

                                               See Notes to Financial Statements

                               September 30, 1999
--------------------------------------------------------------------------------

  Par
Amount
 (000)                Description               Coupon      Maturity     Market Value
--------------------------------------------------------------------------------------
          TEXAS (CONTINUED)
$ 1,000   Nacogdoches, TX Indl Dev Auth Inc
          Pollutn Ctl Rev.....................   5.300%     12/01/11    $      972,760
  1,180   Pottsboro, TX Indpt Sch Dist Cap
          Apprec Rfdg.........................    *         08/15/17           413,732
  1,175   Pottsboro, TX Indpt Sch Dist Cap
          Apprec Rfdg.........................    *         08/15/20           339,974
  1,175   Pottsboro, TX Indpt Sch Dist Cap
          Apprec Rfdg.........................    *         08/15/23           281,459
  6,000   Rockwall, TX Indpt Sch Dist Cap
          Apprec Rfdg.........................    *         08/15/18         1,955,040
  6,020   San Antonio, Tx Indpt Sch
          Dist Rfdg (a).......................   5.500      08/15/18         5,891,654
  2,410   Texas Gen Svcs Comm Partn
          Interests...........................   7.250      08/15/11         2,461,067
  8,000   Texas St Dept Hsg & Cmnty Affairs
          Home Mtg Rev (GNMA Collateralized)
          (Inverse Fltg)......................   6.900      07/02/24         8,513,120
  2,985   Texas St Higher Edl Coordinating Brd
          College Student Ln..................    *         10/01/25         2,999,835
  2,000   Texas St Tpk Auth Dallas North
          Thruway Rev Addison Arpt Toll Tunnel
          Proj (FGIC Insd) (Prerefunded @
          01/01/05) (b).......................   6.750      01/01/15         2,228,460
  2,000   Texas St Tpk Auth Dallas North
          Thruway Rev Addison Arpt Toll Tunnel
          Proj (FGIC Insd) (Prerefunded @
          01/01/05) (b).......................   6.600      01/01/23         2,214,600
  5,000   West Side Calhoun Cnty, TX Navig
          Dist Solid Waste Disp Union Carbide
          Chem & Plastics (b).................   8.200      03/15/21         5,284,350
                                                                        --------------
                                                                           119,663,705
                                                                        --------------
          UTAH  1.0%
  1,000   Hildale, UT Elec Rev Gas Turbine
          Elec Fac Proj.......................   7.800      09/01/15           950,340
  1,165   Hildale, UT Elec Rev Gas Turbine
          Elec Fac Proj.......................   8.000      09/01/20         1,103,476
  1,000   Hildale, UT Elec Rev Gas Turbine
          Elec Fac Proj.......................   7.800      09/01/25           942,030
  4,000   Intermountain Pwr Agy UT Pwr Supply
          Rev Ser B Rfdg (MBIA Insd) (b)......   5.750      07/01/19         3,983,240

                                               See Notes to Financial Statements

                               September 30, 1999
--------------------------------------------------------------------------------

  Par
Amount
 (000)                Description               Coupon      Maturity     Market Value
--------------------------------------------------------------------------------------
          UTAH (CONTINUED)
$   240   Saint George, UT Indl Dev Rev Kmart
          Corp Ser 1984A......................  10.750%     10/15/08    $      245,808
  2,500   Tooele Cnty, UT Pollutn Ctl Rev Rfdg
          Laidlaw Environmental Ser A.........   7.550      07/01/27         2,641,550
  1,175   Utah St Hsg Fin Agy Single Family
          Mtg Mezz A1 (AMBAC Insd) (b)........   6.100      07/01/13         1,190,052
                                                                        --------------
                                                                            11,056,496
                                                                        --------------
          VERMONT  0.3%
  1,000   Vermont Edl & Hlth Bldgs Fin Agy
          Rev.................................   6.000      12/15/09           960,840
  1,000   Vermont Edl & Hlth Bldgs Fin Agy
          Rev.................................   6.125      12/15/14           949,660
  1,015   Vermont Edl & Hlth Bldgs Fin Agy
          Rev.................................   6.250      04/01/29           943,108
                                                                        --------------
                                                                             2,853,608
                                                                        --------------
          VIRGINIA  1.5%
  5,000   Alexandria, VA Redev & Hsg Auth 3001
          Park Cent Apts Ser A Rfdg...........   6.375      04/01/34         4,715,450
  1,000   Dulles Town Cent Cmnty Dev Auth
          Dulles Town Cent Proj...............   6.250      03/01/26           974,100
  2,650   Fairfax Cnty, VA Park Auth Park Fac
          Rev.................................   6.625      07/15/20         2,751,336
  1,000   Greensville Cnty, VA Indl Dev
          Wheeling Steel Proj Ser A...........   7.000      04/01/14           950,330
  5,000   Peninsula Ports Auth VA Rev Port Fac
          Zeigler Coal Rfdg...................   6.900      05/02/22         4,895,000
  1,500   Pittsylvania Cnty, VA Indl Dev Auth
          Rev Exempt Fac Ser A................   7.450      01/01/09         1,594,050
                                                                        --------------
                                                                            15,880,266
                                                                        --------------
          WASHINGTON  0.7%
  3,500   Spokane Cnty, WA Indl Dev Corp Solid
          Waste Disp Rev......................   7.600      03/01/27         3,691,380
  2,000   Tacoma, WA Hsg Auth Rev Hsg
          Wedgewood Homes Proj................   6.000      04/01/28         1,862,700
  5,500   Washington St Pub Pwr Supply Comp
          Int Ser C Rfdg (MBIA Insd)..........    *         07/01/17         1,952,335
                                                                        --------------
                                                                             7,506,415
                                                                        --------------

                                               See Notes to Financial Statements

                               September 30, 1999
--------------------------------------------------------------------------------

  Par
Amount
 (000)                Description               Coupon      Maturity     Market Value
--------------------------------------------------------------------------------------
          WISCONSIN  1.7%
$   800   Baldwin, WI Hosp Rev Mtg Ser A......   6.125%     12/01/18    $      752,712
  2,590   Baldwin, WI Hosp Rev Mtg Ser A......   6.375      12/01/28         2,412,222
  1,000   Oconto Falls, WI Cmnty Dev Oconto
          Falls Tissue Inc Proj...............   7.750      12/01/22         1,023,620
  3,970   Wisconsin St Hlth & Edl Fac Auth Rev
          Chippewa Vly Hosp Ser F Rfdg (b)....   9.500      11/15/12         4,306,339
  2,070   Wisconsin St Hlth & Edl Fac Auth Rev
          Eau Claire Manor (d)................   9.625      06/01/13         1,985,482
  1,115   Wisconsin St Hlth & Edl Fac Auth Rev
          Spl Term Middleton Glen Inc Proj....   5.750      10/01/18         1,018,831
  2,485   Wisconsin St Hlth & Edl Fac Auth Rev
          Spl Term Middleton Glen Inc Proj....   5.750      10/01/28         2,222,410
  1,200   Wisconsin St Hlth & Edl Facs Auth
          Rev Spl Term Middleton Glen Inc
          Proj................................   5.900      10/01/28         1,096,392
  3,000   Wisconsin St Hlth & Edl Milwaukee
          Catholic Home Proj..................   7.500      07/01/26         3,149,820
                                                                        --------------
                                                                            17,967,828
                                                                        --------------
          PUERTO RICO  0.9%
  1,391   Centro de Recaudaciones de Ingresos
          Muni Ctfs Partn PR..................   6.850      10/17/03         1,415,849
 10,000   Puerto Rico Comwlth Hwy & Tran Auth
          Tran Rev Ser A......................   4.750      07/01/38         8,248,300
                                                                        --------------
                                                                             9,664,149
                                                                        --------------

                                               See Notes to Financial Statements

                               September 30, 1999
--------------------------------------------------------------------------------


                      Description                                        Market Value
--------------------------------------------------------------------------------------
TOTAL LONG-TERM INVESTMENTS  103.1%
  (Cost $1,136,289,323).............................................    $1,122,491,681
SHORT-TERM INVESTMENTS  0.2%
  (Cost $3,178,571).................................................         2,186,786
                                                                        --------------
TOTAL INVESTMENTS  103.3%
  (Cost $1,139,467,894).............................................     1,124,678,467
LIABILITIES IN EXCESS OF OTHER ASSETS  (3.3%).......................       (35,420,521)
                                                                        --------------
NET ASSETS  100.0%..................................................    $1,089,257,946
                                                                        ==============

 * Zero coupon bond

(a) Securities purchased on a when issued or delayed delivery basis.

(b) Assets segregated as collateral for when issued or delayed delivery purchase commitments, open option and open futures transactions.

(c) Interest is accruing less than the stated coupon.

(d) Non-Income producing security.

(e) Currently is a payment-in-kind security which will convert to a cash paying security with a higher coupon at a predetermined date.

(f) 144A securities are those which are exempt from registration under Rule 144A of the Securities Act of 1933. These securities may only be resold in transactions exempt from registration which are normally transactions with qualified institutional buyers.

(g) Market value is determined in accordance with procedures established in good faith by the Board of Trustees.

(h) Security is a "step-up" bond where the coupon increases or steps up at a predetermined date.

AMBAC--AMBAC Indemnity Corporation
FGIC--Financial Guaranty Insurance Company
FSA--Financial Security Assurance Inc.
MBIA--Municipal Bond Investors Assurance Corp.
GNMA--Government National Mortgage Association

                                               See Notes to Financial Statements

                      STATEMENT OF ASSETS AND LIABILITIES

                               September 30, 1999
--------------------------------------------------------------------------------

ASSETS:
Total Investments (Cost $1,139,467,894).....................    $1,124,678,467
Receivables:
  Interest..................................................        21,837,970
  Investments Sold..........................................        10,573,684
  Fund Shares Sold..........................................         1,362,471
Other.......................................................            61,559
                                                                --------------
      Total Assets..........................................     1,158,514,151
                                                                --------------
LIABILITIES:
Payables:
  Investments Purchased.....................................        56,343,428
  Bank Borrowings...........................................         5,866,970
  Fund Shares Repurchased...................................         2,600,836
  Income Distributions......................................         2,437,596
  Distributor and Affiliates................................           842,560
  Investment Advisory Fee...................................           428,652
  Variation Margin on Futures...............................            90,404
Accrued Expenses............................................           445,555
Trustees' Deferred Compensation and Retirement Plans........           192,392
Options at Market Value (Net premiums received of
  $15,486)..................................................             7,812
                                                                --------------
      Total Liabilities.....................................        69,256,205
                                                                --------------
NET ASSETS..................................................    $1,089,257,946
                                                                ==============
NET ASSETS CONSIST OF:
Capital (Par value of $.01 per share with an unlimited
  number of shares authorized)..............................    $1,217,073,102
Accumulated Distributions in Excess of Net Investment
  Income....................................................        (9,871,263)
Net Unrealized Depreciation.................................       (13,964,340)
Accumulated Net Realized Loss...............................      (103,979,553)
                                                                --------------
NET ASSETS..................................................    $1,089,257,946
                                                                ==============
MAXIMUM OFFERING PRICE PER SHARE:
  Class A Shares:
    Net asset value and redemption price per share (Based on
      net assets of $745,232,686 and 53,578,756 shares of
      beneficial interest issued and outstanding)...........    $        13.91
    Maximum sales charge (4.75%* of offering price).........               .69
                                                                --------------
    Maximum offering price to public........................    $        14.60
                                                                ==============
  Class B Shares:
    Net asset value and offering price per share (Based on
      net assets of $282,513,282 and 20,318,857 shares of
      beneficial interest issued and outstanding)...........    $        13.90
                                                                ==============
  Class C Shares:
    Net asset value and offering price per share (Based on
      net assets of $61,511,978 and 4,424,055 shares of
      beneficial interest issued and outstanding)...........    $        13.90
                                                                ==============

*On sales of $100,000 or more, the sales charge will be reduced.

                                               See Notes to Financial Statements

                            STATEMENT OF OPERATIONS

                     For the Year Ended September 30, 1999
--------------------------------------------------------------------------------

INVESTMENT INCOME:
Interest....................................................    $ 73,249,612
                                                                ------------
EXPENSES:
Distribution (12b-1) and Service Fees (Attributed to Classes
  A, B and C of $1,853,240, $2,940,698 and $687,347,
  respectively).............................................       5,481,285
Investment Advisory Fee.....................................       5,384,470
Shareholder Services........................................         811,277
Legal.......................................................         374,025
Custody.....................................................          99,759
Trustees' Fees and Related Expenses.........................          50,182
Other.......................................................         918,034
                                                                ------------
    Total Operating Expenses................................      13,119,032
    Less Credit Earned on Overnight Cash Balances...........          30,267
                                                                ------------
    Net Operating Expenses..................................      13,088,765
    Interest Expense........................................         654,836
                                                                ------------
NET INVESTMENT INCOME.......................................    $ 59,506,011
                                                                ============
REALIZED AND UNREALIZED GAIN/LOSS:
Realized Gain/Loss:
  Investments (Including reorganization and restructuring
    costs of $50,195).......................................    $ (9,086,136)
  Options...................................................         408,941
  Futures...................................................         296,003
                                                                ------------
Net Realized Loss...........................................      (8,381,192)
                                                                ------------
Unrealized Appreciation/Depreciation:
  Beginning of the Period...................................      68,326,173
                                                                ------------
  End of the Period:
    Investments.............................................     (14,789,427)
    Options.................................................           7,674
    Futures.................................................         817,413
                                                                ------------
                                                                 (13,964,340)
                                                                ------------
Net Unrealized Depreciation During the Period...............     (82,290,513)
                                                                ------------
NET REALIZED AND UNREALIZED LOSS............................    $(90,671,705)
                                                                ============
NET DECREASE IN NET ASSETS FROM OPERATIONS..................    $(31,165,694)
                                                                ============

                                               See Notes to Financial Statements

                       STATEMENT OF CHANGES IN NET ASSETS

          For the Year Ended September 30, 1999, the Nine Months Ended
            September 30, 1998 and the Year Ended December 31, 1997
--------------------------------------------------------------------------------

                                          Year Ended       Nine Months Ended       Year Ended
                                      September 30, 1999   September 30, 1998   December 31, 1997
-------------------------------------------------------------------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income................   $   59,506,011       $   42,155,106       $  53,336,303
Net Realized Gain/Loss...............       (8,381,192)            (861,253)            391,354
Net Unrealized
  Appreciation/Depreciation During
  the Period.........................      (82,290,513)          17,628,426          24,022,309
                                        --------------       --------------       -------------
Change in Net Assets from
  Operations.........................      (31,165,694)          58,922,279          77,749,966
                                        --------------       --------------       -------------
Distributions from Net Investment
  Income.............................      (59,506,011)         (42,128,701)        (53,336,303)
Distributions in Excess of Net
  Investment Income..................         (851,426)                 -0-            (664,960)
                                        --------------       --------------       -------------
Total Distributions from and in
  Excess of Net Investment Income*...      (60,357,437)         (42,128,701)        (54,001,263)
                                        --------------       --------------       -------------
NET CHANGE IN NET ASSETS FROM
  INVESTMENT ACTIVITIES..............      (91,523,131)          16,793,578          23,748,703
                                        --------------       --------------       -------------
FROM CAPITAL TRANSACTIONS:
Proceeds from Shares Sold............      277,570,061          205,313,493         198,765,477
Net Asset Value of Shares Issued
  Through Dividend Reinvestment......       28,001,367           18,455,824          23,168,036
Cost of Shares Repurchased...........     (238,997,282)        (100,827,970)       (135,758,091)
                                        --------------       --------------       -------------
NET CHANGE IN NET ASSETS FROM CAPITAL
  TRANSACTIONS.......................       66,574,146          122,941,347          86,175,422
                                        --------------       --------------       -------------
TOTAL INCREASE/DECREASE IN NET
  ASSETS.............................      (24,948,985)         139,734,925         109,924,125
NET ASSETS:
Beginning of the Period..............    1,114,206,931          974,472,006         864,547,881
                                        --------------       --------------       -------------
End of the Period (Including
  accumulated distributions in excess
  of net investment income of
  $9,871,263, $9,019,837 and
  $9,046,242, respectively)..........   $1,089,257,946       $1,114,206,931       $ 974,472,006
                                        ==============       ==============       =============

*Distributions by Class
--------------------------------------------------------------------------------
Distributions from and in Excess of
  Net Investment Income:
  Class A Shares..................... $(43,068,954)  $(30,895,725)  $(41,926,549)
  Class B Shares.....................  (14,016,298)    (9,369,462)   (10,667,625)
  Class C Shares.....................   (3,272,185)    (1,863,514)    (1,407,089)
                                      ------------   ------------   ------------
                                      $(60,357,437)  $(42,128,701)  $(54,001,263)
                                      ============   ============   ============

                                               See Notes to Financial Statements

                              FINANCIAL HIGHLIGHTS

     The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.
--------------------------------------------------------------------------------

                                           Nine Months
                           Year Ended         Ended              Year Ended December 31,
                          September 30,   September 30,   -------------------------------------
Class A Shares                1999            1998         1997      1996      1995      1994
-----------------------------------------------------------------------------------------------
Net Asset Value,
Beginning of the
Period...................    $15.076         $14.845      $14.474   $14.984   $13.848   $15.629
                             -------         -------      -------   -------   -------   -------
  Net Investment
    Income...............       .807            .643         .895      .963     1.024      .956
  Net Realized and
    Unrealized
    Gain/Loss............     (1.164)           .217         .376     (.513)    1.072    (1.717)
                             -------         -------      -------   -------   -------   -------
Total from Investment
  Operations.............      (.357)           .860        1.271      .450     2.096     (.761)
Less Distributions from
  and in Excess of Net
  Investment Income......       .810            .629         .900      .960      .960     1.020
                             -------         -------      -------   -------   -------   -------
Net Asset Value, End of
  the Period.............    $13.909         $15.076      $14.845   $14.474   $14.984   $13.848
                             =======         =======      =======   =======   =======   =======
Total Return (a).........     (2.51%)          6.00%*       9.05%     3.21%    15.52%    (4.93%)
Net Assets at End of the
  Period (In millions)...    $ 745.2         $ 771.4      $ 706.3   $ 671.9   $ 665.8   $ 603.0
Ratio of Expenses to
  Average Net Assets
  (b)....................       .96%            .92%         .94%      .99%      .95%      .87%
Ratio of Net Investment
  Income to Average Net
  Assets (b).............      5.46%           5.66%        6.09%     6.60%     7.05%     6.48%
Portfolio Turnover.......        77%             66%*         63%       59%       59%      101%

 *  Non-Annualized

(a) Total Return is based upon net asset value which does not include payment of the maximum sales charge or contingent deferred sales charge.

(b) For the years ended December 31, 1995 and 1996, the impact on the Ratios of Expenses and Net Investment Income to Average Net Assets due to Van Kampen's reimbursement of certain expenses was less than 0.01%.

                                               See Notes to Financial Statements

     The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.
--------------------------------------------------------------------------------

                                           Nine Months
                           Year Ended         Ended              Year Ended December 31,
                          September 30,   September 30,   -------------------------------------
     Class B Shares           1999            1998         1997      1996      1995      1994
-----------------------------------------------------------------------------------------------
Net Asset Value,
Beginning of the
Period...................    $15.071         $14.844      $14.474   $14.983   $13.850   $15.621
                             -------         -------      -------   -------   -------   -------
Net Investment Income....       .686            .545         .774      .843      .908      .841
Net Realized and
  Unrealized Gain/Loss...     (1.156)           .229         .384     (.506)    1.071    (1.718)
                             -------         -------      -------   -------   -------   -------
Total from Investment
  Operations.............      (.470)           .774        1.158      .337     1.979     (.877)
Less Distributions from
  and in Excess of Net
  Investment Income......       .697            .547         .788      .846      .846      .894
                             -------         -------      -------   -------   -------   -------
Net Asset Value, End of
  the Period.............    $13.904         $15.071      $14.844   $14.474   $14.983   $13.850
                             =======         =======      =======   =======   =======   =======
Total Return (a).........     (3.25%)          5.35%*       8.23%     2.40%    14.62%    (5.69%)
Net Assets at End of the
  Period (In millions)...    $ 282.5         $ 279.6      $ 229.6   $ 173.8   $ 137.9   $ 112.4
Ratio of Expenses to
  Average Net
  Assets (b).............      1.73%           1.68%        1.71%     1.75%     1.70%     1.64%
Ratio of Net Investment
  Income to Average Net
  Assets (b).............      4.70%           4.90%        5.30%     5.84%     6.25%     5.70%
Portfolio Turnover.......        77%             66%*         63%       59%       59%      101%

 * Non-Annualized

(a) Total Return is based upon net asset value which does not include payment of the maximum sales charge or contingent deferred sales charge.

(b) For the years ended December 31, 1995 and 1996, the impact on the Ratios of Expenses and Net Investment Income to Average Net Assets due to Van Kampen's reimbursement of certain expenses was less than 0.01%.

                                               See Notes to Financial Statements

     The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.
--------------------------------------------------------------------------------

                                           Nine Months
                           Year Ended         Ended              Year Ended December 31,
                          September 30,   September 30,   -------------------------------------
Class C Shares                1999            1998         1997      1996      1995      1994
-----------------------------------------------------------------------------------------------
Net Asset Value,
Beginning of the
Period...................    $15.069         $14.842      $14.474   $14.987   $13.846   $15.610
                             -------         -------      -------   -------   -------   -------
Net Investment Income....       .686            .549         .778      .851      .910      .824
Net Realized and
  Unrealized Gain/Loss...     (1.154)           .225         .378     (.518)    1.077    (1.694)
                             -------         -------      -------   -------   -------   -------
Total from Investment
  Operations.............      (.468)           .774        1.156      .333     1.987     (.870)
Less Distributions from
  and in Excess of Net
  Investment Income......       .697            .547         .788      .846      .846      .894
                             -------         -------      -------   -------   -------   -------
Net Asset Value, End of
  the Period.............    $13.904         $15.069      $14.842   $14.474   $14.987   $13.846
                             =======         =======      =======   =======   =======   =======
Total Return (a).........     (3.25%)          5.35%*       8.23%     2.33%    14.70%    (5.62%)
Net Assets at End of the
  Period (In millions)...    $  61.5         $  63.2      $  38.6   $  18.8   $   9.5   $   7.6
Ratio of Expenses to
  Average Net
  Assets (b).............      1.73%           1.68%        1.71%     1.75%     1.69%     1.64%
Ratio of Net Investment
  Income to Average Net
  Assets (b).............      4.69%           4.90%        5.24%     5.84%     6.19%     5.71%
Portfolio Turnover.......        77%             66%*         63%       59%       59%      101%

 *  Non-Annualized

(a) Total Return is based upon net asset value which does not include payment of the maximum sales charge or contingent deferred sales charge.

(b) For the years ended December 31, 1995 and 1996, the impact on the Ratios of Expenses and Net Investment Income to Average Net Assets due to Van Kampen's reimbursement of certain expenses was less than 0.01%.

                                               See Notes to Financial Statements

                         NOTES TO FINANCIAL STATEMENTS

                               September 30, 1999
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen Tax Free High Income Fund (the "Fund") is organized as a series of the Van Kampen Tax Free Trust, a Delaware business trust, and is registered as a diversified open-end management investment company under the Investment Company Act of 1940, as amended. The Fund's investment objective is to provide investors with a high level of current income exempt from federal income taxes primarily through investment in a diversified portfolio of medium and lower grade municipal securities. The Fund commenced investment operations on June 28, 1985. The distribution of the Fund's Class B and Class C shares commenced on May 1, 1993 and August 13, 1993, respectively.

    The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION--Municipal bonds are valued by independent pricing services or dealers using the mean of the bid and asked prices or, in the absence of market quotations, at fair value based upon yield data relating to municipal bonds with similar characteristics and general market conditions. Securities which are not valued by independent pricing services are valued at fair value using procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost.

B. SECURITY TRANSACTIONS--Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Fund may purchase and sell securities on a "when issued" or "delayed delivery" basis, with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Fund will maintain, in a segregated account with its custodian, assets having an aggregate value at least equal to the amount of the when issued or delayed delivery purchase commitments until payment is made.

C. INCOME AND EXPENSES--Interest income is recorded on an accrual basis. Bond premium and original issue discount are amortized over the expected life of each

                               September 30, 1999
--------------------------------------------------------------------------------

applicable security. Income and expenses of the Fund are allocated on a pro rata basis to each class of shares, except for distribution and service fees and transfer agency costs which are unique to each class of shares.

D. FEDERAL INCOME TAXES--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

    The Fund intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against any future realized capital gains. At September 30, 1999, the Fund had an accumulated capital loss carryforward for tax purposes of $92,206,265 which expires between September 30, 2002 and September 30, 2006. Net realized gains or losses may differ for financial reporting and tax purposes primarily as a result of the capitalization of reorganization and restructuring costs for tax purposes, post October losses which are not recognized for tax purposes with the first day of the following fiscal year, the deferral of losses related to wash sale transactions and gains and losses recognized for tax purposes on open options and futures positions at September 30, 1999.

    At September 30, 1999, for federal income tax purposes, cost of long- and short-term investments is $1,141,259,853, the aggregate gross unrealized appreciation is $40,390,420 and the aggregate gross unrealized depreciation is $56,971,806, resulting in net unrealized depreciation on long- and short-term investments of $16,581,386.

E. DISTRIBUTION OF INCOME AND GAINS--The Fund declares daily and pays monthly dividends from net investment income. Net realized gains, if any, are distributed annually.

    Due to inherent differences in the recognition of interest income under generally accepted accounting principles and federal income tax purposes, for those securities which the Fund has placed on non-accrual status, the amount of distributable net investment income may differ between book and federal income tax purposes for a particular period. These differences are temporary in nature, but may result in book basis distributions in excess of net investment income for certain periods.

F. EXPENSE REDUCTIONS--During the year ended September 30, 1999, the Trust's custody fee was reduced by $30,267 as a result of credits earned on overnight cash balances.

                               September 30, 1999
--------------------------------------------------------------------------------

2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the Fund's Investment Advisory Agreement, Van Kampen Investment Advisory Corp. (the "Adviser") will provide investment advice and facilities to the Fund for an annual fee payable monthly as follows:

                                                           % PER
AVERAGE NET ASSETS                                         ANNUM
------------------------------------------------------------------
First $500 million...................................... .50 of 1%
Over $500 million....................................... .45 of 1%

    For the year ended September 30, 1999, the Fund recognized expenses of approximately $56,700 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Fund, of which a trustee of the Fund is an affiliated person.

    For the year ended September 30, 1999, the Fund recognized expenses of approximately $305,800 representing Van Kampen Funds Inc.'s or its affiliates' (collectively "Van Kampen") cost of providing accounting and legal services to the Fund.

    Van Kampen Investor Services Inc., an affiliate of the Adviser, serves as the shareholder servicing agent of the Fund. For the year ended September 30, 1999, the Fund recognized expenses of approximately $587,800. Transfer agency fees are determined through negotiations with the Fund's Board of Trustees and are based on competitive market benchmarks.

    Certain officers and trustees of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or trustees who are officers of Van Kampen.

    The Fund provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation to a later date. Benefits under the retirement plan are payable for a ten-year period and are based upon each trustee's years of service to the Fund. The maximum annual benefit per trustee under the plan is $2,500.

                               September 30, 1999
--------------------------------------------------------------------------------

3. CAPITAL TRANSACTIONS

    At September 30, 1999, capital aggregated $850,797,574, $300,435,113 and
$65,840,415 for Classes A, B and C, respectively. For the year ended September 30, 1999, transactions were as follows:

                                            SHARES              VALUE
-------------------------------------------------------------------------
Sales:
  Class A.............................     13,253,619       $ 192,139,108
  Class B.............................      4,333,895          63,782,837
  Class C.............................      1,466,836          21,648,116
                                          -----------       -------------
Total Sales...........................     19,054,350       $ 277,570,061
                                          ===========       =============
Dividend Reinvestment:
  Class A.............................      1,403,007       $  20,426,304
  Class B.............................        394,154           5,741,611
  Class C.............................        125,823           1,833,452
                                          -----------       -------------
Total Dividend Reinvestment...........      1,922,984       $  28,001,367
                                          ===========       =============
Repurchases:
  Class A.............................    (12,242,352)      $(176,483,940)
  Class B.............................     (2,963,915)        (42,910,916)
  Class C.............................     (1,363,307)        (19,602,426)
                                          -----------       -------------
Total Repurchases.....................    (16,569,574)      $(238,997,282)
                                          ===========       =============

                               September 30, 1999
--------------------------------------------------------------------------------

    At September 30, 1998, capital aggregated $814,716,102, $273,821,581 and
$61,961,273 for Classes A, B and C, respectively. For the nine months ended September 30, 1998, transactions were as follows:

                                          SHARES             VALUE
----------------------------------------------------------------------
Sales:
  Class A.............................   7,418,156       $ 110,301,687
  Class B.............................   4,566,294          67,862,636
  Class C.............................   1,827,970          27,149,170
                                        ----------       -------------
Total Sales...........................  13,812,420       $ 205,313,493
                                        ==========       =============
Dividend Reinvestment:
  Class A.............................     923,639       $  13,739,535
  Class B.............................     245,550           3,652,560
  Class C.............................      71,508           1,063,729
                                        ----------       -------------
Total Dividend Reinvestment...........   1,240,697       $  18,455,824
                                        ==========       =============
Repurchases:
  Class A.............................  (4,753,839)      $ (70,664,021)
  Class B.............................  (1,723,537)        (25,610,245)
  Class C.............................    (306,853)         (4,553,704)
                                        ----------       -------------
Total Repurchases.....................  (6,784,229)      $(100,827,970)
                                        ==========       =============

                               September 30, 1999
--------------------------------------------------------------------------------

    At December 31, 1997, capital aggregated $761,338,901, $227,916,630 and
$38,302,078 for Classes A, B and C, respectively. For the year ended December 31, 1997, transactions were as follows:

                                            SHARES             VALUE
------------------------------------------------------------------------
Sales:
  Class A.............................     6,584,725       $  95,897,790
  Class B.............................     5,414,821          78,851,895
  Class C.............................     1,645,028          24,015,792
                                          ----------       -------------
Total Sales...........................    13,644,574       $ 198,765,477
                                          ==========       =============
Dividend Reinvestment:
  Class A.............................     1,260,959       $  18,367,805
  Class B.............................       276,853           4,036,121
  Class C.............................        52,358             764,110
                                          ----------       -------------
Total Dividend Reinvestment...........     1,590,170       $  23,168,036
                                          ==========       =============
Repurchases:
  Class A.............................    (6,688,927)      $ (97,347,533)
  Class B.............................    (2,235,801)        (32,600,924)
  Class C.............................      (397,427)         (5,809,634)
                                          ----------       -------------
Total Repurchases.....................    (9,322,155)      $(135,758,091)
                                          ==========       =============

    Class B and C shares are offered without a front end sales charge, but are subject to a contingent deferred sales charge (CDSC). Class B shares will automatically convert to Class A shares after the eight year following purchase. The CDSC for Class B and C shares will be imposed on most redemptions made within six years of the purchase for Class B and one year of the purchase for Class C as detailed in the following schedule.

                                                    CONTINGENT DEFERRED
                                                        SALES CHARGE
                                                 --------------------------
YEAR OF REDEMPTION                               CLASS B            CLASS C
---------------------------------------------------------------------------
First........................................      4.00%              1.00%
Second.......................................      3.75%               None
Third........................................      3.50%               None
Fourth.......................................      2.50%               None
Fifth........................................      1.50%               None
Sixth........................................      1.00%               None
Seventh and Thereafter.......................       None               None

                               September 30, 1999
--------------------------------------------------------------------------------

    For the year ended September 30, 1999 Van Kampen, as distributor for the Fund, received commissions on sales of the Fund's Class A shares of approximately $276,000 and CDSC on redeemed shares of approximately $665,800. Sales charges do not represent expenses of the Fund.

4. INVESTMENT TRANSACTIONS

For the year ended September 30, 1999, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $995,004,442 and $899,641,751, respectively.

5. DERIVATIVE FINANCIAL INSTRUMENTS

A derivative financial instrument in very general terms refers to a security whose value is "derived" from the value of an underlying asset, reference rate or index.

    The Fund has a variety of reasons to use derivative instruments, such as to attempt to protect the Fund against possible changes in the market value of its portfolio and to manage the portfolio's effective yield, maturity and duration. All of the Fund's portfolio holdings, including derivative instruments, are marked to market each day with the change in value reflected in unrealized appreciation/depreciation. Upon disposition, a realized gain or loss is recognized accordingly, except when exercising a call option contract or taking delivery of a security underlying a futures contract. In these instances, the recognition of gain or loss is postponed until the disposal of the security underlying the option or futures contract.

    Summarized below are the specific types of derivative financial instruments used by the Fund.

A. OPTION CONTRACTS--An option contract gives the buyer the right, but not the obligation to buy (call) or sell (put) an underlying item at a fixed exercise price during a specified period. These contracts are generally used by the Fund to manage the portfolio's effective maturity and duration.

                               September 30, 1999
--------------------------------------------------------------------------------

    Transactions in options for the year ended September 30, 1999, were as follows:

                                                    CONTRACTS     PREMIUM
--------------------------------------------------------------------------
Outstanding at September 30, 1998...............        750      $   9,550
Options Written and Purchased (Net).............      5,215        451,135
Options Terminated in Closing Transactions
  (Net).........................................     (2,300)      (287,623)
Options Expired (Net)...........................     (3,165)      (157,576)
                                                     ------      ---------
Outstanding at September 30, 1999...............        500      $  15,486
                                                     ======      =========

    The description and market value of the option contracts outstanding as of September 30, 1999 is as follows:

                                                                      MARKET
                                                          EXP.        VALUE
                                                         MONTH/         OF
             DESCRIPTION                 CONTRACTS    STRIKE PRICE    OPTION
-----------------------------------------------------------------------------
MUNICIPAL BOND FUTURES
Dec. 1999 - Written Call.............       250          Dec/118     $(82,031)
Dec. 1999 - Written Put..............       250          Dec/110       74,219
                                            ---                      --------
                                            500                      $ (7,812)
                                            ===                      ========

B. FUTURES CONTRACTS--A futures contract is an agreement involving the delivery of a particular asset on a specified future date at an agreed upon price. The Fund generally invests in futures on U.S. Treasury Bonds and the Municipal Bond Index and typically closes the contract prior to the delivery date. These contracts are generally used to manage the portfolio's effective maturity and duration.

    Upon entering into futures contracts, the Fund maintains, in a segregated account with its custodian, cash or liquid securities with a value equal to its obligation under the futures contracts. During the period the futures contract is open, payments are received from or made to the broker based upon changes in the value of the contract (the variation margin). The potential risk of loss associated with a futures contract could be in excess of the variation margin reflected on the Statement of Assets and Liabilities.

                               September 30, 1999
--------------------------------------------------------------------------------

    Transactions in futures contracts for the year ended September 30, 1999, were as follows:

                                                             CONTRACTS
----------------------------------------------------------------------
Outstanding at September 30, 1998...........................      600
Futures Opened..............................................   10,221
Futures Closed..............................................  (10,231)
                                                              -------
Outstanding at September 30, 1999...........................      590
                                                              =======

    The futures contracts outstanding as of September 30, 1999, and the descriptions and unrealized appreciation/depreciation are as follows:

                                                              UNREALIZED
                                                             APPRECIATION/
                                                CONTRACTS    DEPRECIATION
--------------------------------------------------------------------------
Long Contracts -- U.S. Treasury Bond
Futures-Dec 1999 (Current notional value
$113,938 per contract)......................       150         $ 44,099
Short Contracts -- Municipal Bond
  Futures-Dec 1999 (Current notional value
  $112,281 per contract)....................       440          773,314
                                                   ---         --------
                                                   590         $817,413
                                                   ===         ========

C. INDEXED SECURITIES--These instruments are identified in the portfolio of investments. The price of these securities may be more volatile than the price of a comparable fixed rate security.

    An Inverse Floating security is one where the coupon is inversely indexed to a short-term floating interest rate multiplied by a specified factor. As the floating rate rises, the coupon is reduced. Conversely, as the floating rate declines, the coupon is increased. These instruments are typically used by the Fund to enhance the yield of the portfolio.

    An Embedded Swap security includes a swap component such that the fixed coupon component of the underlying bond is adjusted by the difference between the security's fixed swap rate and the floating swap index. These instruments are typically used by the Fund to enhance the yield of the portfolio.

6. DISTRIBUTION AND SERVICE PLANS

The Fund and its shareholders have adopted a distribution plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 and a service plan (collectively the "Plans"). The Plans govern payments for the distribution of the Fund's shares, ongoing shareholder services and maintenance of shareholder accounts.

                               September 30, 1999
--------------------------------------------------------------------------------

    Annual fees under the Plans of up to .25% for Class A net assets and 1.00% each for Class B and Class C net assets are accrued daily. Included in these fees for the year ended September 30, 1999 are payments retained by Van Kampen of approximately $2,660,900.

7. BORROWINGS

In accordance with its investment policies, the Fund may borrow money from banks in an amount up to 5% of its total assets. The Fund, in combination with two other funds in the fund complex, has entered into a $100 million revolving credit agreement which expires November 10, 1999. The maximum amount available to any single fund is $75 million. Interest is charged under the agreement at a rate of .45% above the federal funds rate. The interest rate in effect at September 30, 1999 was 6.14%. An annual facility fee of .06% is charged on the unused portion of the credit facility.

    The average daily balance of bank borrowings for the year ended September 30, 1999 was approximately $11,116,900 with an average interest rate of 5.89%. At September 30, 1999, borrowings under this agreement represented .5% of the Fund's total assets.

                       REPORT OF INDEPENDENT ACCOUNTANTS

The Board of Trustees and Shareholders of

Van Kampen Tax Free High Income Fund:

We have audited the accompanying statement of assets and liabilities of Van Kampen Tax Free High Income Fund (the "Fund"), including the portfolio of investments, as of September 30, 1999, the related statement of operations for the year then ended, the statement of changes in net assets for the year then ended, for the nine-month period ended September 30, 1998, and for the year ended December 31, 1997, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 1999, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Van Kampen Tax Free High Income Fund as of September 30, 1999, the results of its operations for the year then ended, the changes in its net assets for the year then ended, for the nine-month period ended September 30, 1998, and for the year ended December 31, 1997, and the financial highlights for each of the periods presented, in conformity with generally accepted accounting principles.

                                                                        KPMG LLP

Chicago, Illinois
November 9, 1999

                                VAN KAMPEN FUNDS

GROWTH
   Aggressive Growth
   American Value*
   Emerging Growth
   Enterprise
   Equity Growth
   Focus Equity
   Growth
   Pace
   Small Cap Value
   Technology

GROWTH AND INCOME
   Comstock
   Equity Income
   Growth and Income
   Harbor
   Real Estate Securities
   Utility
   Value

GLOBAL/INTERNATIONAL
   Asian Growth
   Emerging Markets
   European Equity
   Global Equity
   Global Equity Allocation
   Global Fixed Income
   Global Franchise
   Global Government Securities
   Global Managed Assets
   International Magnum
   Latin American
   Short-Term Global Income*
   Strategic Income
   Worldwide High Income

INCOME
   Corporate Bond
   Government Securities
   High Income Corporate Bond
   High Yield
   High Yield & Total Return
   Limited Maturity Government
   U.S. Government
   U.S. Government Trust for Income

CAPITAL PRESERVATION
   Reserve
   Tax Free Money

SENIOR LOAN
   Prime Rate Income Trust
   Senior Floating Rate

TAX FREE
   California Insured Tax Free
   Florida Insured Tax Free Income
   High Yield Municipal
   Insured Tax Free Income
   Intermediate Term Municipal Income
   Municipal Income
   New York Tax Free Income
   Pennsylvania Tax Free Income
   Tax Free High Income

To find out more about any of these funds, ask your financial advisor for a prospectus, which contains more complete information, including sales charges, risks, and ongoing expenses. Please read it carefully before you invest or send money.

To view a current Van Kampen fund prospectus or to receive additional fund information, choose from one of the following:

- visit our Web site at WWW.VANKAMPEN.COM--to view a prospectus, select Download Prospectus

- call us at 1-800-341-2911 weekdays from 7:00 a.m. to 7:00 p.m. Central time. Telecommunications Device for the Deaf users, call 1-800-421-2833.

- e-mail us by visiting WWW.VANKAMPEN.COM and selecting Contact Us

* Closed to new investors

                      VAN KAMPEN TAX FREE HIGH INCOME FUND

BOARD OF TRUSTEES

J. MILES BRANAGAN

JERRY D. CHOATE

RICHARD M. DEMARTINI*

LINDA HUTTON HEAGY

R. CRAIG KENNEDY

JACK E. NELSON

DON G. POWELL*

PHILLIP B. ROONEY

FERNANDO SISTO

WAYNE W. WHALEN* - Chairman

SUZANNE H. WOOLSEY, PH.D.

PAUL G. YOVOVICH

OFFICERS

RICHARD F. POWERS, III*
President

DENNIS J. MCDONNELL*
Executive Vice President and Chief Investment Officer

A. THOMAS SMITH III*
Vice President and Secretary

JOHN L. SULLIVAN*
Vice President, Treasurer and Chief Financial Officer

CURTIS W. MORELL*
Vice President and Chief Accounting Officer

TANYA M. LODEN*
Controller

STEPHEN L. BOYD*

PETER W. HEGEL*

MICHAEL H. SANTO*

EDWARD C. WOOD, III*
Vice Presidents

INVESTMENT ADVISER

VAN KAMPEN INVESTMENT ADVISORY CORP.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

DISTRIBUTOR

VAN KAMPEN FUNDS INC.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

SHAREHOLDER SERVICING AGENT

VAN KAMPEN INVESTOR
SERVICES INC.
P.O. Box 218256
Kansas City, Missouri 64121-8256

CUSTODIAN

STATE STREET BANK
AND TRUST COMPANY
225 Franklin Street
P.O. Box 1713
Boston, Massachusetts 02105

LEGAL COUNSEL

SKADDEN, ARPS, SLATE,
MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT ACCOUNTANTS

KPMG LLP
303 East Wacker Drive
Chicago, Illinois 60601

For the year ended September 30, 1999, 99.6% of the income distributions made by the Fund were exempt from federal income taxes. In January, 2000 the Fund will provide tax information to the shareholders for the 1999 calendar year.

* "Interested" persons of the Fund, as defined in the Investment Company Act of 1940.

(C) Van Kampen Funds Inc., 1999.
    All rights reserved.

(SM) denotes a service mark of Van Kampen Funds Inc.

This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution to prospective investors unless it has been preceded or is accompanied by an effective prospectus of the Fund which contains additional information on how to purchase shares and other pertinent data. After February 28, 2000, the report must, if used with prospective investors, be accompanied by a quarterly performance update.

                         YEAR 2000 READINESS DISCLOSURE

Like other mutual funds, financial and business organizations and individuals around the world, the Fund could be adversely affected if the computer systems used by the Fund's investment adviser and other service providers do not properly process and calculate date-related information and data from and after January 1, 2000. This is commonly known as the "Year 2000 Problem." The Fund's investment adviser is taking steps that it believes are reasonably designed to address the Year 2000 Problem with respect to computer systems that it uses and to obtain reasonable assurances that comparable steps are being taken by the Fund's other major service providers. At this time, there can be no assurances that these steps will be sufficient to avoid any adverse impact to the Fund. In addition, the Year 2000 Problem may adversely affect the markets and the issuers of securities in which the Fund may invest that, in turn, may adversely affect the net asset value of the Fund. Improperly functioning trading systems may result in settlement problems and liquidity issues. In addition, corporate and governmental data processing errors may result in production problems for individual companies or issuers and overall economic uncertainty. Earnings of individual issuers will be affected by remediation costs, which may be substantial and may be reported inconsistently in U.S. and foreign financial statements. Accordingly, the Fund's investments may be adversely affected. The statements above are subject to the Year 2000 Information and Readiness Disclosure Act, which may limit the legal rights regarding the use of such statements in the case of dispute.

                  TABLE OF CONTENTS

Letter to Shareholders...........................  1
Economic Snapshot................................  2
Performance Results..............................  3
Performance in Perspective.......................  4
Portfolio Management Review......................  5
Glossary of Terms................................  8
Portfolio Highlights.............................  9
Portfolio of Investments......................... 10
Statement of Assets and Liabilities.............. 18
Statement of Operations.......................... 19
Statement of Changes in Net Assets............... 20
Financial Highlights............................. 21
Notes to Financial Statements.................... 24
Report of Independent Accountants................ 33

NOT FDIC INSURED. MAY LOSE VALUE. NO BANK GUARANTEE.

                             LETTER TO SHAREHOLDERS

October 20, 1999

Dear Shareholder,
    With the volatility that we've experienced recently in many financial markets, some investors have sold securities because of uncertainty about where the markets were going, only to be left rethinking whether they made the right decision. We've witnessed this kind of market activity numerous times over the past several years, sparked by concerns such as the impact of the Asian economic crisis, high stock valuations, or, most recently, the stability of many high-flying technology companies. While these fears eventually subsided, investors who may have sold during this period were unable to reap the benefits of the subsequent rally. That's partly because most of the recent big gains happened in relatively short periods of time. This kind of volatility--and the danger of making short-term decisions--highlights the importance of investing for the long term, in accordance with your individual financial objectives.
    Although the Asian crisis appears to be behind us, new concerns are always emerging. In the coming months, we'll likely hear more about how the year 2000 computer problem may affect the markets or that we're overdue for a correction. While the markets could undoubtedly suffer as a result of these or any number of other events, we encourage you to focus on your long-term investment goals. Although nothing is certain, history has shown us that over time, the markets tend to recover--and most investors want to be positioned to take advantage of any recovery.
    If you have concerns about market volatility or questions about how your portfolio is structured to respond to these events, we encourage you to contact your financial advisor. Your advisor can talk with you about sustaining a long-term investment plan through a variety of market conditions. We hope that Van Kampen Funds will play an important role as you and your advisor build a portfolio designed to help you weather what the markets have in store.

Sincerely,

[SIG]
Richard F. Powers, III
Chairman
Van Kampen Investment Advisory Corp.

[SIG]
Dennis J. McDonnell
President
Van Kampen Investment Advisory Corp.

                               ECONOMIC SNAPSHOT

ECONOMIC GROWTH

    Americans continued their spending spree, keeping the economy growing at a healthy pace. High levels of consumer confidence fueled this heavy retail purchasing activity, pushing the personal savings rate down to a record low as spending rates outpaced income growth. Although we experienced a slowdown during the second quarter of 1999, economic growth accelerated toward the end of the reporting period. The growth rate of the nation's gross domestic product (GDP) dipped to 1.6 percent for the second quarter of 1999, but climbed back up to 4.8 percent in the third quarter.

EMPLOYMENT SITUATION

    The strong job market helped to support the health of the economy. During the reporting period, the unemployment rate reached its lowest level in almost 30 years, and wages continued to climb. The wage pressures were balanced somewhat by productivity gains, but they ultimately pushed the cost of labor higher, as evidenced by the sharp jump in the Employment Cost Index in the second quarter of 1999.

INFLATION AND INTEREST RATES

    Inflation remained tame throughout most of the reporting period, although a sharp increase in oil prices contributed to a spike in April's consumer price index (CPI) report. The Federal Reserve remained active in guarding against inflation and tempering the economy during this environment. The Fed reversed two of its interest rate cuts from the fall of 1998, raising rates in June and August 1999 to keep the economy from overheating.

                          INTEREST RATES AND INFLATION
                 September 30, 1997, through September 30, 1999
                                    [GRAPH]

                                                                       INTEREST RATES                       INFLATION
                                                                       --------------                       ---------
Sep 1997                                                                   5.5000                             2.2000
                                                                           6.2500                             2.2000
                                                                           5.7500                             2.1000
Dec 1997                                                                   5.6875                             1.8000
                                                                           6.5000                             1.7000
                                                                           5.5625                             1.6000
Mar 1998                                                                   5.6250                             1.4000
                                                                           6.1250                             1.4000
                                                                           5.6250                             1.4000
Jun 1998                                                                   5.6875                             1.7000
                                                                           6.0000                             1.7000
                                                                           5.5625                             1.7000
Sep 1998                                                                   5.9375                             1.6000
                                                                           5.7500                             1.5000
                                                                           5.2500                             1.5000
Dec 1998                                                                   4.8750                             1.5000
                                                                           4.0000                             1.6000
                                                                           4.8125                             1.7000
Mar 1999                                                                   4.8750                             1.6000
                                                                           5.1250                             1.7000
                                                                           4.9375                             2.3000
Jun 1999                                                                   4.5000                             2.1000
                                                                           4.0000                             2.0000
                                                                           4.7500                             2.1000
Sep 1999                                                                   5.4375                             2.3000

    Interest rates are represented by the closing midline federal funds rate on the last day of each month. Inflation is indicated by the annual percent change of the Consumer Price Index for all urban consumers at the end of each month.

          PERFORMANCE RESULTS FOR THE PERIOD ENDED SEPTEMBER 30, 1999

                  VAN KAMPEN CALIFORNIA INSURED TAX FREE FUND

                                           A SHARES  B SHARES  C SHARES
 TOTAL RETURNS

One-year total return based on NAV(1)....   (3.44%)   (4.20%)   (4.15%)
One-year total return(2).................   (6.58%)   (6.96%)   (5.07%)
Five-year average annual total
  return(2)..............................     5.56%     5.44%     5.47%
Ten-year average annual total
return(2)................................     6.50%       N/A       N/A
Life-of-Fund average annual total
return(2)................................     7.39%     4.20%     3.61%
Commencement date........................  12/31/85  05/01/93  08/13/93

 DISTRIBUTION RATES AND YIELD

Distribution rate(3).....................     4.64%     4.00%     4.00%
Taxable-equivalent distribution
rate(4)..................................     8.00%     6.90%     6.90%
SEC Yield(5).............................     4.56%     3.95%     3.99%

N/A = Not Applicable

(1) Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge (3.25% for A shares) or contingent deferred sales charge for early withdrawal (3% for B shares and 1% for C shares).

(2) Standardized total return. Assumes reinvestment of all distributions for the period and includes payment of the maximum sales charge (A shares) or contingent deferred sales charge for early withdrawal (B and C shares).

(3) Distribution rate represents the monthly annualized distributions of the Fund at the end of the period and not the earnings of the Fund.

(4) Taxable-equivalent calculations reflect a combined federal and state income tax rate of 42%, which takes into consideration the deductibility of individual state taxes paid.

(5) SEC Yield is a standardized calculation prescribed by the Securities and Exchange Commission for determining the amount of net income a portfolio should theoretically generate for the 30-day period ending September 30, 1999.

See the Comparative Performance section of the current prospectus. Past performance does not guarantee future results. Investment return and net asset value will fluctuate with market conditions. Fund shares, when redeemed, may be worth more or less than their original cost.

No representation is made as to any insurer's ability to meet its commitments. The insurance does not remove market risk since it does not apply to the value of the securities in the Fund's portfolio, and the Fund's net asset value may fluctuate depending on changes in interest rates and other factors affecting the municipal credit market.

Income may subject certain individuals to the federal alternative minimum tax.

Market forecasts provided in this report may not necessarily come to pass.

                 PUTTING YOUR FUND'S PERFORMANCE IN PERSPECTIVE

    As you evaluate your progress toward achieving your financial goals, it is important to track your investment performance at regular intervals. A comparison of your Fund's performance to an applicable benchmark can:

    - Illustrate the market environment in which your Fund is being managed

    - Reflect the impact of favorable market trends or difficult market conditions

    - Help you evaluate how your Fund's management team has responded to opportunities and challenges

    The following graph compares your Fund's performance to that of the Lehman Brothers Municipal Bond Index over time.

    GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT
    Van Kampen California Insured Tax Free Fund vs. the Lehman Brothers Municipal Bond Index (September 30, 1989 through September 30, 1999)
[INVESTMENT PERFORMANCE GRAPH]
------------------------------
Fund's Total Return
1 Year Total Return  =  -6.58%
5 Year Avg. Annual   =   5.56%
10 Year Avg. Annual  =   6.50%
------------------------------

                                                             VAN KAMPEN CALIFORNIA INSURED TAX    LEHMAN BROTHERS MUNICIPAL BOND
                                                                         FREE FUND                            INDEX
                                                             ---------------------------------    ------------------------------
                                                                   Insured Tax Free Fund               Municipal Bond Index
Sep 1989                                                                         9673.00                           10000.00
                                                                                 9756.00                           10122.00
                                                                                 9916.00                           10299.00
                                                                                10003.00                           10384.00
                                                                                 9890.00                           10335.00
                                                                                10046.00                           10427.00
                                                                                10047.00                           10430.00
                                                                                 9912.00                           10355.00
                                                                                10143.00                           10581.00
                                                                                10204.00                           10674.00
                                                                                10364.00                           10831.00
                                                                                10193.00                           10874.00
Sep 1990                                                                        10175.00                           10880.00
                                                                                10365.00                           10873.00
                                                                                10623.00                           11092.00
                                                                                10747.00                           11141.00
                                                                                10790.00                           11290.00
                                                                                10902.00                           11388.00
                                                                                10876.00                           11393.00
                                                                                11037.00                           11544.00
                                                                                11144.00                           11647.00
                                                                                11061.00                           11635.00
                                                                                11225.00                           11777.00
                                                                                11425.00                           11933.00
Sep 1991                                                                        11548.00                           12088.00
                                                                                11622.00                           12197.00
                                                                                11652.00                           12231.00
                                                                                11820.00                           12494.00
                                                                                11887.00                           12522.00
                                                                                11889.00                           12526.00
                                                                                11943.00                           12531.00
                                                                                12055.00                           12643.00
                                                                                12190.00                           12792.00
                                                                                12356.00                           13007.00
                                                                                12800.00                           13397.00
                                                                                12712.00                           13266.00
Sep 1992                                                                        12729.00                           13352.00
                                                                                12510.00                           13221.00
                                                                                12833.00                           13458.00
                                                                                13012.00                           13595.00
                                                                                13176.00                           13753.00
                                                                                13876.00                           14251.00
                                                                                13652.00                           14100.00
                                                                                13818.00                           14242.00
                                                                                13891.00                           14322.00
                                                                                14193.00                           14561.00
                                                                                14131.00                           14580.00
                                                                                14596.00                           14883.00
Sep 1993                                                                        14804.00                           15053.00
                                                                                14764.00                           15081.00
                                                                                14481.00                           14949.00
                                                                                14911.00                           15264.00
                                                                                15112.00                           15438.00
                                                                                14577.00                           15038.00
                                                                                13776.00                           14426.00
                                                                                13764.00                           14549.00
                                                                                13910.00                           14675.00
                                                                                13832.00                           14586.00
                                                                                14088.00                           14853.00
                                                                                14118.00                           14905.00
Sep 1994                                                                        13853.00                           14686.00
                                                                                13561.00                           14424.00
                                                                                13285.00                           14163.00
                                                                                13607.00                           14475.00
                                                                                14093.00                           14889.00
                                                                                14537.00                           15322.00
                                                                                14645.00                           15498.00
                                                                                14649.00                           15517.00
                                                                                15152.00                           16012.00
                                                                                14900.00                           15872.00
                                                                                15010.00                           16023.00
                                                                                15191.00                           16227.00
Sep 1995                                                                        15275.00                           16329.00
                                                                                15556.00                           16566.00
                                                                                15893.00                           16841.00
                                                                                16095.00                           17002.00
                                                                                16250.00                           17132.00
                                                                                16123.00                           17015.00
                                                                                15768.00                           16797.00
                                                                                15714.00                           16750.00
                                                                                15733.00                           16744.00
                                                                                15873.00                           16926.00
                                                                                16086.00                           17080.00
                                                                                16076.00                           17077.00
Sep 1996                                                                        16310.00                           17317.00
                                                                                16526.00                           17511.00
                                                                                16866.00                           17832.00
                                                                                16771.00                           17757.00
                                                                                16722.00                           17791.00
                                                                                16856.00                           17954.00
                                                                                16625.00                           17716.00
                                                                                16779.00                           17864.00
                                                                                17060.00                           18132.00
                                                                                17256.00                           18326.00
                                                                                17813.00                           18834.00
                                                                                17510.00                           18657.00
Sep 1997                                                                        17737.00                           18879.00
                                                                                17847.00                           19000.00
                                                                                17957.00                           19112.00
                                                                                18268.00                           19391.00
                                                                                18462.00                           19591.00
                                                                                18435.00                           19597.00
                                                                                18459.00                           19614.00
                                                                                18301.00                           19526.00
                                                                                18659.00                           19834.00
                                                                                18745.00                           19912.00
                                                                                18799.00                           19962.00
                                                                                19121.00                           20271.00
Sep 1998                                                                        19434.00                           20524.00
                                                                                19355.00                           20524.00
                                                                                19432.00                           20596.00
                                                                                19425.00                           20648.00
                                                                                19638.00                           20893.00
                                                                                19547.00                           20801.00
                                                                                19572.00                           20831.00
                                                                                19586.00                           20883.00
                                                                                19420.00                           20762.00
                                                                                19060.00                           20463.00
                                                                                19070.00                           20536.00
                                                                                18821.00                           20372.00
Sep 1999                                                                        18765.00                           20380.00

The above chart reflects the performance of Class A shares of the Fund. The performance of Class A shares will differ from that of other share classes of the Fund because of the difference in sales charges and/or expenses paid by shareholders investing in the different share classes. The Fund's performance assumes reinvestment of all distributions and includes payment of the maximum sales charge (3.25% for A shares).

While past performance is not indicative of future performance, the above information provides a broader vantage point from which to evaluate the discussion of the Fund's performance found in the following pages.

                          PORTFOLIO MANAGEMENT REVIEW
                  VAN KAMPEN CALIFORNIA INSURED TAX FREE FUND

We recently spoke with Joseph A. Piraro, the portfolio manager of the Van Kampen California Insured Tax Free Fund, about the key events and economic forces that shaped the markets during the past year. Mr. Piraro has managed the Fund since 1992 and worked in the investment industry since 1971. He is joined by Peter W. Hegel, chief investment officer for fixed-income investments. The following comments reflect their views on the Fund's performance during the 12 months ended September 30, 1999.

   Q  WHAT HAPPENED IN THE MUNICIPAL MARKET DURING THE REPORTING PERIOD?

   A Bonds of all types suffered price declines over the past 12 months as interest rates rose, especially toward the end of the reporting period. In addition to the negative effects of the Federal Reserve's two interest rate increases during the summer, the bond market was hurt by the nation's strong economic growth because it continually sparked inflation fears, which caused concern about future rate hikes. Because of low demand for municipal bonds during the period, these conditions hurt municipals more than their taxable counterparts--corporate and Treasury bonds. The yields on newly issued 30-year AAA municipal bonds leaped almost a full percentage point during the 12-month period, so the prices of existing bonds dropped concurrently.
    The interest rate increases also served to suppress municipal bond supply. Many municipalities chose not to issue new bonds or refinance outstanding bonds because of the higher interest rates they would have to pay in the current marketplace. In fact, the supply of new bonds was down more than 20 percent during the first nine months of 1999 compared with the previous year. Supply was down in almost every sector, although electric utilities, environment-related, and health-care bonds saw the most significant drops. The lower supply helped support bond prices somewhat because that meant more competition for available bonds.
    Municipal bond supply in California declined less than the nationwide average, making it by far the largest-issuing state during the first nine months of the year. California bonds were very attractive to investors throughout the country because of the state's strong economic condition and the solid fiscal management of many municipalities. In addition to benefiting the state's economy, the strength of the technology industry also increased the demand for municipal bonds by contributing to the rising number of high-income investors seeking a tax-advantaged investment alternative. This increased demand helped to balance the active supply conditions.

   Q  WHAT TECHNIQUES DID YOU USE TO MANAGE THE FUND IN THESE CONDITIONS?

   A We took advantage of the general market price declines to enhance the current income potential and tax management of the Fund. We sold some of our holdings at a capital loss to offset some of the gains we had earned early in 1999, so that the Fund can try to avoid the need to distribute taxable capital gains to shareholders this year. These bonds were replaced with higher-yielding issues, increasing the Fund's income stream without sacrificing credit quality. The new bonds also had better protection against bond calls. This should allow the Fund to maintain its income stream for a longer period of time if interest rates fall.
    Another major strategy for the Fund was to increase its duration, or sensitivity to interest-rate changes. We feel that this strategy will work well in a declining interest-rate environment because it should allow the Fund to participate more fully in a market rally. In the short term, however, the longer duration negatively affected the Fund's total return as interest rates climbed.

   Q  WHAT AREAS OF THE MUNICIPAL MARKET WERE MOST ATTRACTIVE TO YOU?

   A Because of the state's strong financial situation, we continued to be attracted to tax district bonds, which represent the Fund's largest sector at 25.2 percent. Since they are supported by state or local tax revenues, these bonds were very attractive to investors because of the strong financial conditions of the many state and local entities that back them. In addition, tax districts remained one of the largest issuers of municipal bonds in the state, which allowed us ample opportunities to find the securities that met our purchasing criteria. Another heavy-supply sector that attracted us was education, which has seen a dramatic increase in issuance since the passage of Proposition 1A in November 1998. We were pleased with the opportunities we found in that sector as well.
    As we increased our education holdings, we reduced our position in the housing sector, where the generally lower interest-rate environment means the bonds could be repaid early (called) as more homeowners refinance their mortgages. While housing bonds usually offer more yield because of their susceptibility to calls, we did not feel that they offered enough yield to compensate for the added call risk. For additional portfolio highlights, please refer to page 9.

   Q  HOW DID THE FUND PERFORM DURING THE PERIOD?

   A The Fund's total return performance was disappointing because of the overall downturn in bond prices and the Fund's longer duration. For the one-year period ended September 30, 1999, the Fund's Class A shares returned -3.44 percent(1) at net asset value. By comparison, the Lehman Brothers Municipal Bond Index produced a -0.70 percent total return for the same period. This index is an unmanaged, broad-based statistical composite of municipal bonds and does not reflect any commissions that would be paid by an investor purchasing the securities it represents.
    The Fund provided shareholders with an attractive dividend throughout the past year, although the dividend was reduced in July 1999. The generally lower interest-rate environment over the past few years eventually reduced the Fund's income stream, as we had to purchase current coupon bonds paying lower interest rates than many of the older bonds in the portfolio. This led to a reduction in the monthly dividend rate from $0.0735 per Class A share to $0.069. At its current rate, the Fund's tax-exempt dividend translates to a distribution rate of 4.64 percent(3), which is equivalent to a yield of 8.00 percent(4) for an investor in the 42 percent combined federal and state income tax bracket. Please refer to the chart and footnotes on page 3 for additional Fund performance results. Past performance does guarantee future performance.

   Q  WHAT DO YOU SEE AHEAD FOR THE ECONOMY AND THE MUNICIPAL MARKET?

   A We will probably continue to see a slowing economy in the fourth quarter of 1999, which may be partly the result of year 2000 concerns. Wage increases will likely keep inflation concerns at the forefront, although increasing productivity should be able to offset higher wage costs for employers. With those factors in mind, we are positioning the Fund to perform well in a lower interest-rate environment by keeping its duration longer than its benchmark. This would make the Fund better able to participate in a market rally.
    Preparations for the turn of the millennium may also limit new issuance and general market activity as we near the end of the year. Many municipal issuers may postpone issuing bonds until they feel certain that any potential computer problems have been avoided, meaning that we will probably see very low levels of new issuance in November and December. In the meantime, we will continue to focus on finding attractive-yielding bonds and protecting the Fund from bond calls as much as possible. We will also use our research capabilities to monitor the health-care sector for attractive opportunities throughout the coming months.

[SIG]
Joseph A. Piraro
Portfolio Manager

[SIG]
Peter W. Hegel
Chief Investment Officer
Fixed Income Investments

                               GLOSSARY OF TERMS

CALL FEATURE: Allows the issuer to buy back a bond on specific dates at set prices before maturity. These dates and prices are set when the bond is issued. To compensate the bondholder for the potential loss of income and ownership, a bond's call price is usually higher than the face value of the bond. Bonds are usually called when interest rates drop so significantly that the issuer can save money by issuing new bonds at lower rates.

CREDIT RATING: An evaluation of an issuer's credit history and capability of repaying obligations. Standard & Poor's and Moody's Investors Service are two companies that assign bond ratings. Standard & Poor's ratings range from a high of AAA to a low of D, while Moody's ratings range from a high of Aaa to a low of C.

CREDIT SPREAD: Also called quality spread, the difference in yield between higher-quality issues and lower-quality issues. Normally, lower-quality issues provide higher yields to compensate investors for the additional credit risk.

DISCOUNT BOND: A bond whose market price is lower than its face value (or "par value"). Because bonds usually mature at face value, a discount bond has more potential to appreciate in price than a par bond does.

DURATION: A measure of the sensitivity of a bond's price to changes in interest rates, expressed in years. Each year of duration represents an expected 1 percent change in the price of a bond for every 1 percent change in interest rates (i.e. a 5-year duration means the bond will fall about 5 percent in value if interest rates rise by 1 percent). The longer a bond's duration, the greater the effect of interest rate movements on its price. Typically, funds with shorter durations perform better in rising rate environments, while funds with longer durations perform better when rates decline.

MATURITY LENGTH: The time it takes for a bond to mature. A bond issued in 1999 and maturing in 2009 is a 10-year bond.

VOLATILITY: A measure of the fluctuation in the market price of a security. A security that is volatile has frequent and large swings in price.

YIELD SPREAD: The additional yield investors can earn by either investing in bonds with longer maturities or by investing in bonds with lower ratings. The spread is the difference in yield between bonds with short versus long maturities or the difference in yield between high-quality bonds and lower-quality bonds.

ZERO COUPON BONDS: A corporate or municipal bond that is traded at a deep discount to face value and pays no interest. It may be redeemed at maturity for full face value.

                              PORTFOLIO HIGHLIGHTS

                  VAN KAMPEN CALIFORNIA INSURED TAX FREE FUND

 TOP FIVE HOLDINGS AS OF SEPTEMBER 30, 1999*

South Orange County, CA Public Finance Authority Special Tax
Revenue Senior Lien.........................................   3.7%
San Joaquin Hills, CA Transportation Corridor Agency Toll
  Road Revenue..............................................   3.6%
Bakersfield, CA Certificates of Participation Convention
  Center Expansion Project..................................   3.2%
San Jose, CA Finance Authority Revenue Convention Project...   2.9%
Grossmont, CA Union High School District Certificates of
  Participation.............................................   2.7%

 CREDIT QUALITY*

AAA........................   100.0%

Based upon the highest credit quality ratings as issued by Standard & Poor's or Moody's.
 DIVIDEND HISTORY FOR THE PERIOD ENDED SEPTEMBER 30, 1999

[BAR GRAPH]

                                                                               DIVIDEND
                                                                               --------
Oct 1998                                                                        0.0735
Nov 1998                                                                        0.0735
Dec 1998                                                                        0.0735
Jan 1999                                                                        0.0735
Feb 1999                                                                        0.0735
Mar 1999                                                                        0.0735
Apr 1999                                                                        0.0735
May 1999                                                                        0.0735
Jun 1999                                                                        0.0735
Jul 1999                                                                        0.0690
Aug 1999                                                                        0.0690
Sep 1999                                                                        0.0690

The dividend history represents past performance of the Fund's Class A shares and does not predict the Fund's future distributions.
 TOP FIVE PORTFOLIO INDUSTRIES*

[BAR GRAPH]

                                                                     SEPTEMBER 30, 1999                 SEPTEMBER 30, 1998
                                                                     ------------------                 ------------------
Tax District                                                               25.20                              16.10
Public Education                                                           20.00                              11.90
Public Building                                                            13.60                              11.50
General Purpose                                                             9.10                               9.60
Health Care                                                                 7.20                               5.90

*As a Percentage of Long-Term Investments

                            PORTFOLIO OF INVESTMENTS

                               September 30, 1999
--------------------------------------------------------------------------------

  Par
Amount
 (000)                 Description               Coupon      Maturity    Market Value
-------------------------------------------------------------------------------------
          CALIFORNIA MUNICIPAL BONDS  97.9%
$ 2,500   Alameda Corridor Tran Auth CA Rev Sr
          Lien Ser A (MBIA Insd)...............  5.000%      10/01/29    $  2,228,550
  1,925   Alhambra, CA City Elem Sch Dist Cap
          Apprec Ser A (FSA Insd)..............  *           09/01/20         569,800
  2,000   Anaheim, CA Pub Fin Auth Tax Alloc
          Rev (Inverse Fltg) (MBIA Insd).......  9.220       12/28/18       2,300,000
  1,000   Antioch Area Pub Fac Fin Agy CA Spl
          Tax Cmnty Fac Dist (FGIC Insd).......  5.000       08/01/18         926,800
  3,675   Bakersfield, CA Ctfs Partn Convention
          Cent Expansion Proj (MBIA Insd)......  5.800       04/01/17       3,720,460
  3,000   Bakersfield, CA Ctfs Partn Convention
          Cent Expansion Proj (MBIA Insd)......  5.875       04/01/22       3,042,030
  1,000   Banning, CA Ctfs Partn Admin Bldg
          Proj Ser A Rfdg (MBIA Insd)..........  5.500       11/01/20         984,620
  3,000   Bay Area Govt Assn CA Rev Tax Alloc
          CA Redev Agy Pool Ser A2 (FSA Insd)
          (b)..................................  6.400       12/15/14       3,248,130
  1,000   Brea & Olinda, CA Uni Sch Dist Ctfs
          Partn Sr High Sch Pgm Ser A Rfdg
          (FSA Insd)...........................  6.000       08/01/09       1,060,840
  1,125   California Cmnty College Fin Auth
          Lease Rev Ser A (MBIA Insd)..........  4.625       10/01/19         972,709
  2,000   California Hlth Fac Fin Auth Rev
          Adventist Hlth Ser A Rfdg
          (MBIA Insd)(b).......................  6.500       03/01/14       2,090,940
  1,625   California Hlth Fac Fin Auth Rev Insd
          Sutter Hlth Ser A Rfdg (FSA Insd)....  5.250       08/15/27       1,507,383
  2,000   California Hlth Fac Fin Auth Rev
          Kaiser Permanente Ser A (FSA Insd)...  5.550       08/15/25       1,955,540
  3,000   California Hsg Fin Agy Rev Cap Apprec
          Home Mtg Ser K (MBIA Insd) (a).......  *           08/01/24         663,240
  4,000   California Hsg Fin Agy Rev Home Mtg
          Ser A (MBIA Insd)....................  5.850       08/01/16       4,100,800
  1,000   California Hsg Fin Agy Rev Home Mtg
          Ser A (MBIA Insd)....................  *           02/01/16         393,410
     15   California Hsg Fin Agy Rev Hsg Ser B
          (MBIA Insd)..........................  8.625       08/01/15          15,302

                                               See Notes to Financial Statements

                               September 30, 1999
--------------------------------------------------------------------------------

  Par
Amount
 (000)                 Description               Coupon      Maturity    Market Value
-------------------------------------------------------------------------------------
          CALIFORNIA MUNICIPAL BONDS
          (CONTINUED)
$ 1,110   California Pub Cap Impt Fin Auth Rev
          Pooled Proj Ser B (BIGI Insd)........  8.100%      03/01/18    $  1,130,335
  1,050   California Spl Dist Assn Fin Corp
          Ctfs Partn Spl Dists Fin Pgm Ser DD
          (FSA Insd)...........................  5.625       01/01/27       1,042,661
  1,250   California St (FGIC Insd)............  6.250       09/01/12       1,386,625
    240   California St (MBIA Insd)............  6.000       10/01/14         250,776
  1,000   California St (FGIC Insd)............  4.500       12/01/21         838,340
    820   California St Pub Wks Brd Lease Rev
          CA Cmnty Colleges Ser D Rfdg
          (AMBAC Insd).........................  5.250       10/01/10         844,534
  1,000   California St Univ Fresno Assn Inc
          Rev Aux Residence Student Proj
          (MBIA Insd)..........................  6.250       02/01/17       1,060,930
  1,000   California Statewide Cmntys Dev Auth
          Ctfs Partn San Diego St Univ Fndtn
          Rfdg (AMBAC Insd)....................  5.250       03/01/22         939,190
  1,570   California Statewide Cmntys Dev Auth
          Rev Ctfs Partn Insd Children's Hosps
          Rfdg (MBIA Insd).....................  6.000       06/01/10       1,703,214
  2,000   Capistrano, CA Uni Sch Dist Cmnty Fac
          Dist Spl Tax (MBIA Insd).............  5.000       09/01/18       1,857,680
  2,000   Castaic Lake Wtr Agy CA Ctfs Partn
          Wtr Sys Impt Proj Ser A Rfdg
          (MBIA Insd)..........................  7.000       08/01/12       2,328,800
  2,195   Castaic Lake Wtr Agy CA Rev Ctfs
          Partn (AMBAC Insd)...................  *           08/01/30         347,754
  1,205   Channel Islands Beach, CA Cmnty Svcs
          Dist Ctfs Partn (FSA Insd)...........  5.700       09/01/21       1,209,736
  1,105   Chino, CA Ctfs Partn Redev Agy
          (MBIA Insd)..........................  6.200       09/01/18       1,170,438
  2,350   Chino, CA Uni Sch Dist Ctfs Partn
          Master Lease Pgm (FSA Insd)..........  6.250       03/01/09       2,554,638
  1,500   Chino, CA Uni Sch Dist Ctfs Partn
          Master Lease Pgm (FSA Insd)..........  6.000       03/01/14       1,558,500
  3,010   Clayton, CA Redev Agy Tax Alloc Rev
          (AMBAC Insd).........................  5.000       08/01/24       2,711,378
  1,000   Clovis, CA Pub Fin Auth Refuse Disp
          Rev Ldfill Improv Proj Rfdg
          (AMBAC Insd).........................  5.000       09/01/18         928,840
     40   Colton, CA Jt Uni Sch Dist Cmnty Fac
          Dist Spl Tax Southridge Vlg Rfdg
          (FSA Insd)...........................  5.900       09/01/14          40,014

                                               See Notes to Financial Statements

                               September 30, 1999
--------------------------------------------------------------------------------

  Par
Amount
 (000)                 Description               Coupon      Maturity    Market Value
-------------------------------------------------------------------------------------
          CALIFORNIA MUNICIPAL BONDS
          (CONTINUED)
$ 2,000   Colton, CA Pub Fin Auth Rev Tax Alloc
          Ser A (MBIA Insd)....................  5.000%      08/01/18    $  1,857,980
     20   Concord, CA Redev Agy Tax Alloc Cent
          Concord Redev Proj Ser 3
          (BIGI Insd)..........................  8.000       07/01/18          20,394
  1,550   Contra Costa, CA Wtr Auth Wtr
          Treatment Rev Ser A Rfdg
          (FGIC Insd)..........................  5.750       10/01/14       1,575,885
  1,500   Corona, CA Pub Fin Auth Wtr Rev
          (FGIC Insd)..........................  4.750       09/01/18       1,335,465
  5,165   Corona, CA Redev Agy Tax Alloc Redev
          Proj Area A Ser A Rfdg (FGIC Insd)...  6.250       09/01/13       5,506,768
  1,150   El Centro, CA Redev Agy Tax El Centro
          Redev Proj Rfdg (MBIA Insd)..........  5.500       11/01/26       1,122,262
  1,000   El Monte, CA Ctfs Partn Dept Pub
          Social Svcs Fac (AMBAC Insd).........  4.750       06/01/30         845,840
  2,000   Fairfield Suison, CA Swr Dist Swr Rev
          Ser A Rfdg (MBIA Insd) (b)...........  6.250       05/01/16       2,078,440
  1,000   Folsom, CA Pub Fin Auth Rev Rfdg
          (AMBAC Insd).........................  6.000       10/01/12       1,040,420
  1,400   Folsom, CA Pub Fin Auth Rev Rfdg
          (AMBAC Insd).........................  6.000       10/01/19       1,449,714
  2,000   Folsom, CA Spl Tax Cmnty Fac Dist No
          2 Rfdg (Connie Lee Insd).............  5.250       12/01/19       1,905,420
  3,000   Foothill/Eastern Tran Corridor Agy CA
          Toll Rd Rev (MBIA Insd)..............  *           01/15/17       1,089,390
  3,000   Foothill/Eastern Tran Corridor Agy CA
          Toll Rd Rev (MBIA Insd)..............  *           01/15/18       1,018,320
  1,250   Fresno, CA Jt Pwrs Fin Auth Lease Rev
          (AMBAC Insd).........................  4.750       09/01/18       1,112,888
  1,575   Fresno, CA Uni Sch Dist Ser C Rfdg
          (MBIA Insd) (a)......................  5.800       02/01/15       1,650,915
    520   Fresno, CA Uni Sch Dist Ser C Rfdg
          (MBIA Insd) (a)......................  5.800       08/01/15         545,589
    555   Fresno, CA Uni Sch Dist Ser C Rfdg
          (MBIA Insd) (a)......................  5.800       08/01/16         580,241
    590   Fresno, CA Uni Sch Dist Ser C Rfdg
          (MBIA Insd) (a)......................  5.900       08/01/17         620,338

                                               See Notes to Financial Statements

                               September 30, 1999
--------------------------------------------------------------------------------

  Par
Amount
 (000)                 Description               Coupon      Maturity    Market Value
-------------------------------------------------------------------------------------
          CALIFORNIA MUNICIPAL BONDS
          (CONTINUED)
$   630   Fresno, CA Uni Sch Dist Ser C Rfdg
          (MBIA Insd) (a)......................  5.900%      08/01/18    $    660,410
    675   Fresno, CA Uni Sch Dist Ser C Rfdg
          (MBIA Insd) (a)......................  5.900       08/01/19         705,213
    720   Fresno, CA Uni Sch Dist Ser C Rfdg
          (MBIA Insd) (a)......................  5.900       08/01/20         751,284
  1,745   Gilroy, CA Uni Sch Dist Ctfs Partn
          Measure J Cap Projs Rfdg
          (FSA Insd)...........................  5.875       09/01/06       1,879,801
  1,810   Gilroy, CA Uni Sch Dist Ctfs Partn
          Measure J Cap Projs Rfdg
          (FSA Insd)...........................  6.250       09/01/12       1,925,677
    725   Golden West Schs Fin Auth CA Rev Ser
          A Rfdg (MBIA Insd)...................  5.750       02/01/18         746,982
    815   Golden West Schs Fin Auth CA Rev Ser
          A Rfdg (MBIA Insd)...................  5.800       02/01/20         840,086
  1,000   Grossmont, CA Union High Sch Dist
          Ctfs Partn (FSA Insd)................  5.650       09/01/17       1,008,630
 20,000   Grossmont, CA Union High Sch Dist
          Ctfs Partn (MBIA Insd)...............  *           11/15/21       4,587,400
  4,000   Hayward, CA Ctfs Partn Civic Cent
          Proj (MBIA Insd).....................  5.250       08/01/26       3,735,560
  1,250   Hemet, CA Uni Sch Dist Ctfs Partn
          Nutrition Cent Proj (FSA Insd).......  5.875       04/01/27       1,266,338
  1,545   Imperial, CA Irrig Dist Elec Rev Sys
          Rfdg (MBIA Insd).....................  5.000       11/01/18       1,419,252
  2,000   Inglewood, CA Redev Agy Tax Alloc
          Merged Redev Proj Ser A Rfdg
          (AMBAC Insd).........................  5.250       05/01/23       1,887,660
  1,500   Jurupa, CA Uni Sch Dist Ctfs Partn
          (FSA Insd)...........................  5.625       09/01/24       1,469,025
  1,000   Kern, CA Cmnty College Dist Ctfs Part
          Rfdg (MBIA Insd).....................  5.000       01/01/18         930,250
  1,000   Lancaster, CA Redev Agy Lease Rev Pub
          Cap Impt Proj Rfdg (AMBAC Insd)......  5.000       12/01/28         892,510
  1,225   Lincoln, CA Uni Sch Dist
          (MBIA Insd)..........................  5.600       09/01/26       1,212,334
    850   Loma Linda, CA Hosp Rev Loma Linda
          Univ Med Cent Proj B Rfdg
          (AMBAC Insd).........................  7.000       12/01/15         871,998

                                               See Notes to Financial Statements

                               September 30, 1999
--------------------------------------------------------------------------------

  Par
Amount
 (000)                 Description               Coupon      Maturity    Market Value
-------------------------------------------------------------------------------------
          CALIFORNIA MUNICIPAL BONDS
          (CONTINUED)
$ 2,000   Long Beach, CA Bond Fin Auth Lease
          Rev Rainbow Harbor Refing Proj A
          (AMBAC Insd).........................  5.250%      05/01/24    $  1,875,380
  1,535   Long Beach, CA Redev Agy Tax Alloc
          Sub Redev Proj Rfdg (AMBAC Insd).....  5.125       04/01/20       1,409,084
  3,000   Los Angeles Cnty, CA Ctfs Partn
          Disney Pkg Proj Rfdg (AMBAC Insd)....  4.750       03/01/23       2,600,850
  2,020   Los Angeles Cnty, CA Schs
          Regionalized Business Svcs Ctfs Partn
          (AMBAC Insd).........................  *           08/01/18         673,751
  1,265   Los Angeles Cnty, CA Schs
          Regionalized Business Svcs Ctfs Partn
          (AMBAC Insd).........................  *           08/01/24         287,522
  1,320   Los Angeles Cnty, CA Schs
          Regionalized Business Svcs Ctfs Partn
          (AMBAC Insd).........................  *           08/01/25         281,952
  2,460   Los Angeles Cnty, CA Schs
          Regionalized Business Svcs Ctfs Partn
          (AMBAC Insd).........................  *           08/01/28         439,208
    589   Los Angeles Cnty, CA Tran Comm Lease
          Rev Dia RR Lease Ltd (FSA Insd)......  7.375       12/15/06         623,521
  2,380   Los Angeles, CA Mtg Rev Security 8
          Asstd Proj Ser A Rfdg (MBIA Insd)....  6.100       07/01/25       2,413,082
    500   M-S-R Pub Pwr Agy CA San Juan Proj
          Rev Ser E (MBIA Insd)................  6.000       07/01/22         509,420
  2,000   Madera Cnty, CA Ctfs Partn Vly
          Childrens Hosp Proj (MBIA Insd)......  5.000       03/15/23       1,799,780
  4,305   Midpeninsula Regl Open Space Dist CA
          Fin Auth Rev (AMBAC Insd)............  *           08/01/30         627,325
  4,520   Midpeninsula Regl Open Space Dist CA
          Fin Auth Rev (AMBAC Insd)............  *           08/01/31         618,065
  1,250   North City West, CA Sch Fac Fin Auth
          Spl Tax Ser B Rfdg (FSA Insd)........  5.750       09/01/15       1,279,250
  1,640   North City West, CA Sch Fac Fin Auth
          Spl Tax Ser B Rfdg (FSA Insd)........  6.000       09/01/19       1,658,516
    400   Northern CA Pwr Agy Pub Pwr Rev Hydro
          Elec Proj 1 Ser A Rfdg (Prerefunded @
          07/01/21) (AMBAC Insd)...............  7.500       07/01/23         489,984
  1,220   Oceanside, CA Cmnty Dev Mtg North
          River Club Ser A Rfdg (MBIA Insd)....  5.850       07/01/16       1,231,602

                                               See Notes to Financial Statements

                               September 30, 1999
--------------------------------------------------------------------------------

  Par
Amount
 (000)                 Description               Coupon      Maturity    Market Value
-------------------------------------------------------------------------------------
          CALIFORNIA MUNICIPAL BONDS
          (CONTINUED)
$ 1,000   Pajaro Vly, CA Uni Sch Dist Ctfs
          Partn Sch Fac Brdg Fdg Pgm
          (FSA Insd)...........................  5.850%      09/01/32    $  1,009,080
  3,000   Palm Desert, CA Fin Auth Tax Alloc
          Rev (Inverse Fltg) (MBIA Insd).......  8.760       04/01/22       3,382,500
  1,000   Palmdale, CA Wtr Dist Rev Ctfs Parn
          Rfdg (FGIC Insd).....................  5.000       10/01/18         926,510
  2,380   Pasadena, CA Uni Sch Dist Ser B
          (FGIC Insd)..........................  5.000       07/01/20       2,177,200
  1,000   Perris, CA Sch Dist Ctfs Partn Rfdg
          (FSA Insd)...........................  6.100       03/01/16       1,046,210
  1,000   Pinole, CA Redev Agy Tax Alloc Pinole
          Vista Redev Proj A Rfdg
          (MBIA Insd)..........................  5.000       08/01/17         935,470
  1,360   Port Hueneme, CA Ctfs Partn Cap Impt
          Pgm Rfdg (MBIA Insd).................  6.000       04/01/19       1,431,522
  3,000   Rancho Cucamonga, CA Redev Agy Tax
          Alloc (FSA Insd).....................  5.250       09/01/20       2,848,380
  1,680   Rancho, CA Wtr Dist Spl Tax Cmnty Fac
          Dist 883 Ser A Rfdg (AMBAC Insd).....  6.000       09/01/17       1,705,788
  1,000   Redding, CA Elec Sys Rev Ctfs Partn
          (Inverse Fltg) (MBIA Insd)...........  9.004       07/01/22       1,150,000
  1,000   Redlands, CA Redev Agy Tax Alloc
          Redev Proj Ser A Rfdg (MBIA Insd)....  4.750       08/01/21         873,640
  2,000   Rialto, CA Spl Tax Cmnty Fac Dist
          87-1 Rfdg (FSA Insd).................  5.625       09/01/18       2,006,840
  3,000   Riverside Cnty, CA Ctfs Partn
          Historic Courthouse Proj
          (MBIA Insd)..........................  5.875       11/01/27       3,040,830
  1,070   Riverside, CA Elec Rev Rfdg
          (AMBAC Insd).........................  5.000       10/01/18         993,720
  1,755   Rohnert Pk, CA Cmnty Dev Agy Tax
          Alloc Rohnert Redev Proj
          (MBIA Insd)..........................  *           08/01/31         266,830
  1,755   Rohnert Pk, CA Cmnty Dev Agy Tax
          Alloc Rohnert Redev Proj
          (MBIA Insd)..........................  *           08/01/33         236,434
  1,755   Rohnert Pk, CA Cmnty Dev Agy Tax
          Alloc Rohnert Redev Proj
          (MBIA Insd)..........................  *           08/01/35         208,985
  1,000   Roseville, CA Fin Auth Loc Agy Rev
          Northeast Cmnty Fac Dist Bond Ser A
          Rfdg (FSA Insd)......................  5.000       09/01/21         910,060
  2,000   Sacramento, CA Muni Util Dist Elec
          Rev Ser A Rfdg (MBIA Insd)...........  5.750       08/15/13       2,025,420

                                               See Notes to Financial Statements

                               September 30, 1999
--------------------------------------------------------------------------------

  Par
Amount
 (000)                 Description               Coupon      Maturity    Market Value
-------------------------------------------------------------------------------------
          CALIFORNIA MUNICIPAL BONDS
          (CONTINUED)
$ 1,000   Salinas, CA Santn Swr Sys Rev
          (FGIC Insd)..........................  5.000%      08/01/20    $    914,620
  2,500   San Bernardino Cnty, CA Ctfs Partn
          Ser B (Embedded Swap) (MBIA Insd)....  6.900       07/01/16       2,499,000
  2,000   San Diego Cnty, CA Wtr Rev Ctfs Ser A
          (FGIC Insd)..........................  4.750       05/01/18       1,782,800
  1,000   San Diego, CA Indl Dev Rev San Diego
          Gas & Elec Ser A (MBIA Insd).........  6.400       09/01/18       1,055,560
  5,000   San Diego, CA Uni Sch Dist Cap Apprec
          Ser A (FGIC Insd)....................  *           07/01/19       1,608,450
  1,110   San Francisco, CA St Bldg Auth Lease
          Rev (AMBAC Insd).....................  5.250       12/01/16       1,084,759
  1,000   San Gabriel, CA Uni Sch Dist Ctfs
          Partn (FSA Insd).....................  6.000       09/01/15       1,031,380
  2,525   San Joaquin Cnty, CA Ctfs Partn Genl
          Hosp Proj Rfdg (MBIA Insd)...........  5.000       09/01/18       2,312,294
  1,045   San Joaquin Cnty, CA Ctfs Partn Genl
          Hosp Proj Rfdg (MBIA Insd)...........  5.000       09/01/20         941,472
  5,000   San Joaquin Hills, CA Tran Corridor
          Agy Toll Rd Rev Cap Apprec Ser A Rfdg
          (MBIA Insd)..........................  *           01/15/30         842,800
  7,050   San Joaquin Hills, CA Tran Corridor
          Agy Toll Rd Rev Ser A Rfdg
          (MBIA Insd)..........................  5.375       01/15/29       6,749,035
  5,750   San Jose, CA Fin Auth Rev Convention
          Proj Ser C (FSA Insd)................  6.375       09/01/13       6,034,280
  1,750   San Jose, CA Redev Agy Tax Alloc
          Merged Area Redev Proj
          (AMBAC Insd).........................  5.000       08/01/31       1,548,732
  5,080   San Marcos, CA Redev Agy Tax Alloc
          (FSA Insd)...........................  5.375       08/01/25       4,874,311
  5,250   San Mateo Cnty, CA Jt Pwrs Fin Auth
          Lease Rev Cap Proj Ser A Rfdg
          (FSA Insd)...........................  4.750       07/15/23       4,546,027
  1,500   San Rafael, CA Redev Agency Tax Alloc
          (AMBAC Insd).........................  5.000       12/01/22       1,359,510
  2,000   Santa Ana, CA Uni Sch Dist Ctfs Part
          Fin Proj Ser A (FSA Insd)............  5.000       04/01/18       1,859,560
  2,000   Santa Clara Cnty, CA Fin Auth Lease
          Rev Ser A Rfdg (AMBAC Insd)..........  5.750       11/15/13       2,114,100

                                               See Notes to Financial Statements

                               September 30, 1999
--------------------------------------------------------------------------------

  Par
Amount
 (000)                 Description               Coupon      Maturity    Market Value
-------------------------------------------------------------------------------------
          CALIFORNIA MUNICIPAL BONDS
          (CONTINUED)
$ 1,000   Santa Clara, CA Redev Agy Tax Alloc
          Bayshore North Proj Rfdg
          (AMBAC Insd).........................  7.000%      07/01/10    $  1,138,760
  1,000   Santa Fe Springs, CA Cmnty Dev Commn
          Tax Alloc Cons Redev Proj Ser A Rfdg
          (MBIA Insd)..........................  5.000       09/01/17         935,320
  1,000   Shasta Lake, CA Ctfs Partn
          (FSA Insd)...........................  6.000       04/01/16       1,025,770
  3,735   South Orange Cnty, CA Pub Fin Auth
          Spl Tax Rev Sr Lien Ser A Rfdg
          (MBIA Insd)..........................  7.000       09/01/08       4,326,811
  3,000   South Orange Cnty, CA Pub Fin Auth
          Spl Tax Rev Sr Lien Ser A Rfdg
          (MBIA Insd)..........................  7.000       09/01/09       3,501,690
    570   Temecula Vly, CA Uni Sch Dist Ctfs
          Partn Rfdg (FSA Insd)................  6.000       09/01/18         576,435
  2,000   Torrance, CA Hosp Rev Torrance Mem
          Hosp Rfdg (MBIA Insd)................  6.750       01/01/12       2,012,500
  2,000   Westlands, CA Wtr Dist Rev Ctfs Partn
          Ser A (AMBAC Insd)...................  5.000       03/01/29       1,784,360
                                                                         ------------
TOTAL LONG-TERM INVESTMENTS  97.9%
  (Cost $208,961,590)................................................     210,285,663
SHORT-TERM INVESTMENTS 2.6%
  (Cost $5,600,000)..................................................       5,600,000
                                                                         ------------
TOTAL INVESTMENTS  100.5%
  (Cost $214,561,590)................................................     215,885,663
LIABILITIES IN EXCESS OF OTHER ASSETS  (0.5%)........................      (1,172,073)
                                                                         ------------
NET ASSETS  100.0%...................................................    $214,713,590
                                                                         ============

 * Zero coupon bond

(a) Securities purchased on a when issued or delayed delivery basis.

(b) Assets segregated as collateral for when issued or delayed delivery purchase commitments.

AMBAC--AMBAC Indemnity Corporation
BIGI--Bond Investor Guaranty Inc.
Connie Lee--Connie Lee Insurance Company
FGIC--Financial Guaranty Insurance Company
FSA--Financial Security Assurance Inc.
MBIA--Municipal Bond Investors Assurance Corp.

                                               See Notes to Financial Statements

                      STATEMENT OF ASSETS AND LIABILITIES

                               September 30, 1999
--------------------------------------------------------------------------------

ASSETS:
Total Investments (Cost $214,561,590).......................    $215,885,663
Cash........................................................          58,828
Receivables:
  Investment sold...........................................       3,285,179
  Interest..................................................       2,379,319
  Fund Shares Sold..........................................         301,129
Other.......................................................          27,267
                                                                ------------
      Total Assets..........................................     221,937,385
                                                                ------------
LIABILITIES:
Payables:
  Investments Purchased.....................................       6,143,187
  Income Distributions......................................         329,466
  Fund Shares Repurchased...................................         264,194
  Distributor and Affiliates................................         166,770
  Investment Advisory Fee...................................          83,944
Trustees' Deferred Compensation and Retirement Plans........         174,272
Accrued Expenses............................................          61,962
                                                                ------------
      Total Liabilities.....................................       7,223,795
                                                                ------------
NET ASSETS..................................................    $214,713,590
                                                                ============
NET ASSETS CONSIST OF:
Capital (Par value of $.01 per share with an unlimited
  number of shares authorized)..............................    $215,294,918
Net Unrealized Appreciation.................................       1,324,073
Accumulated Distributions in Excess of Net Investment
  Income....................................................        (276,952)
Accumulated Net Realized Loss...............................      (1,628,449)
                                                                ------------
NET ASSETS..................................................    $214,713,590
                                                                ============
MAXIMUM OFFERING PRICE PER SHARE:
  Class A Shares:
    Net asset value and redemption price per share (Based on
    net assets of $161,956,847 and 9,374,835 shares of
    beneficial interest issued and outstanding).............    $      17.28
    Maximum sales charge (3.25%* of offering price).........             .58
                                                                ------------
    Maximum offering price to public........................    $      17.86
                                                                ============
  Class B Shares:
    Net asset value and offering price per share (Based on
    net assets of $45,317,715 and 2,625,524 shares of
    beneficial interest issued and outstanding).............    $      17.26
                                                                ============
  Class C Shares:
    Net asset value and offering price per share (Based on
    net assets of $7,439,028 and 431,087 shares of
    beneficial interest issued and outstanding).............    $      17.26
                                                                ============

*On sales of $25,000 or more, the sales charge will be reduced.

                                               See Notes to Financial Statements

                            STATEMENT OF OPERATIONS

                     For the Year Ended September 30, 1999
--------------------------------------------------------------------------------

INVESTMENT INCOME:
Interest....................................................  $     11,476,894
                                                              ----------------
EXPENSES:
Investment Advisory Fee.....................................           998,839
Distribution (12b-1) and Service Fees (Attributed to Classes
  A, B and C of $387,011, $448,739 and $66,026,
  respectively).............................................           901,776
Shareholder Services........................................           164,414
Trustees' Fees and Related Expenses.........................            37,645
Legal.......................................................            29,842
Custody.....................................................            15,707
Insurance...................................................             2,786
Other.......................................................           197,365
                                                              ----------------
    Total Expenses..........................................         2,348,374
    Less Credits Earned on Cash Balances....................             9,415
                                                              ----------------
    Net Expenses............................................         2,338,959
                                                              ----------------
NET INVESTMENT INCOME.......................................  $      9,137,935
                                                              ================
REALIZED AND UNREALIZED GAIN/LOSS:
Realized Gain/Loss:
  Investments...............................................  $        361,015
  Futures...................................................           198,623
                                                              ----------------
Net Realized Gain...........................................           559,638
                                                              ----------------
Unrealized Appreciation/Depreciation:
  Beginning of the Period...................................        19,038,988
  End of the Period:
    Investments.............................................         1,324,073
                                                              ----------------
Net Unrealized Depreciation During the Period...............       (17,714,915)
                                                              ----------------
NET REALIZED AND UNREALIZED LOSS............................  $    (17,155,277)
                                                              ================
NET DECREASE IN NET ASSETS FROM OPERATIONS..................  $     (8,017,342)
                                                              ================

                                               See Notes to Financial Statements

                       STATEMENT OF CHANGES IN NET ASSETS

          For the Year Ended September 30, 1999, the Nine Months Ended
            September 30, 1998 and the Year Ended December 31, 1997
--------------------------------------------------------------------------------

                                         Year Ended       Nine Months Ended       Year Ended
                                     September 30, 1999   September 30, 1998   December 31, 1997
------------------------------------------------------------------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income...............   $   9,137,935         $  6,106,945        $  8,171,627
Net Realized Gain...................         559,638            1,695,395           1,186,738
Net Unrealized
  Appreciation/Depreciation During
  the Period........................     (17,714,915)           3,409,163           4,996,359
                                       -------------         ------------        ------------
Change in Net Assets from
  Operations........................      (8,017,342)          11,211,503          14,354,724
                                       -------------         ------------        ------------
Distributions from Net Investment
  Income............................      (9,390,470)          (6,340,558)         (7,894,819)
Distributions in Excess of Net
  Investment Income.................        (276,952)                 -0-                 -0-
                                       -------------         ------------        ------------
Total Distributions from and in
  Excess of Net Investment
  Income*...........................      (9,667,422)          (6,340,558)         (7,894,819)
                                       -------------         ------------        ------------
NET CHANGE IN NET ASSETS FROM
  INVESTMENT ACTIVITIES.............     (17,684,764)           4,870,945           6,459,905
                                       -------------         ------------        ------------
FROM CAPITAL TRANSACTIONS:
Proceeds from Shares Sold...........     169,414,699           29,485,437          21,168,004
Net Asset Value of Shares Issued
  Through Dividend Reinvestment.....       5,772,779            3,827,238           4,809,591
Cost of Shares Repurchased..........    (138,683,257)         (17,753,835)        (30,260,768)
                                       -------------         ------------        ------------
NET CHANGE IN NET ASSETS FROM
  CAPITAL TRANSACTIONS..............      36,504,221           15,558,840          (4,283,173)
                                       -------------         ------------        ------------
TOTAL INCREASE IN NET ASSETS........      18,819,457           20,429,785           2,176,732
NET ASSETS:
Beginning of the Period.............     195,894,133          175,464,348         173,287,616
                                       -------------         ------------        ------------
End of the Period (Including
  accumulated undistributed net
  investment income of $(276,952),
  $252,535 and $486,148,
  respectively).....................   $ 214,713,590         $195,894,133        $175,464,348
                                       =============         ============        ============
      * DISTRIBUTIONS BY CLASS
Distributions from and in Excess of
Net Investment Income:
  Class A Shares....................   $  (7,590,523)        $ (5,158,867)       $ (6,593,552)
  Class B Shares....................      (1,810,361)          (1,050,450)         (1,190,355)
  Class C Shares....................        (266,538)            (131,241)           (110,912)
                                       -------------         ------------        ------------
                                       $  (9,667,422)        $ (6,340,558)       $ (7,894,819)
                                       =============         ============        ============

                                               See Notes to Financial Statements

                              FINANCIAL HIGHLIGHTS

 The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.
--------------------------------------------------------------------------------

                                                                             Year Ended December 31,
                                Year Ended       Nine Months Ended    -------------------------------------
Class A Shares              September 30, 1999   September 30, 1998    1997      1996      1995      1994
-----------------------------------------------------------------------------------------------------------
Net Asset Value,
Beginning of the
Period.................           $18.768             $18.294         $17.605   $17.736   $15.802   $18.286
                                  -------             -------         -------   -------   -------   -------
Net Investment
  Income...............              .824                .638            .880      .857      .884      .912
Net Realized and
  Unrealized
  Gain/Loss............            (1.447)               .498            .658     (.145)    1.938    (2.484)
                                  -------             -------         -------   -------   -------   -------
Total from Investment
  Operations...........             (.623)              1.136           1.538      .712     2.822    (1.572)
Less Distributions from
  and in Excess of Net
  Investment Income....              .869                .662            .849      .843      .888      .912
                                  -------             -------         -------   -------   -------   -------
Net Asset Value, End of
  the Period...........           $17.276             $18.768         $18.294   $17.605   $17.736   $15.802
                                  =======             =======         =======   =======   =======   =======
Total Return* (a)......            (3.44%)              6.38%**         8.93%     4.20%    18.28%    (8.75%)
Net Assets at End of
  the Period (In
  millions)............           $ 162.0             $ 151.0         $ 140.7   $ 142.5   $ 147.6   $ 130.3
Ratio of Expenses to
  Average Net
  Assets*..............              .92%                .88%            .96%     1.02%      .89%      .78%
Ratio of Net Investment
  Income to Average Net
  Assets*..............             4.52%               4.66%           4.96%     4.94%     5.23%     5.46%
Portfolio Turnover.....               44%                 21%**           46%       35%       42%       56%
* If certain expenses had not been reimbursed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to
  Average Net Assets...               N/A                 N/A             N/A     1.03%     1.05%     1.08%
Ratio of Net Investment
  Income to Average
  Net Assets...........               N/A                 N/A             N/A     4.94%     5.07%     5.16%

** Non-Annualized.

(a) Total Return is based upon net asset value which does not include payment of the maximum sales charge or contingent deferred sales charge.

N/A = Not Applicable

                                               See Notes to Financial Statements

 The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.
--------------------------------------------------------------------------------

                                                                            Year Ended December 31,
                               Year Ended       Nine Months Ended    -------------------------------------
    Class B Shares         September 30, 1999   September 30, 1998    1997      1996      1995      1994
----------------------------------------------------------------------------------------------------------
Net Asset Value,
Beginning of the
Period................           $18.758             $18.289         $17.603   $17.736   $15.805   $18.266
                                 -------             -------         -------   -------   -------   -------
Net Investment
  Income..............              .684                .526            .741      .720      .766      .785
Net Realized and
  Unrealized
  Gain/Loss...........            (1.447)               .506            .662     (.142)    1.926    (2.482)
                                 -------             -------         -------   -------   -------   -------
Total from Investment
  Operations..........             (.763)              1.032           1.403      .578     2.692    (1.697)
Less Distributions
  from and in Excess
  of Net Investment
  Income..............              .735                .563            .717      .711      .761      .764
                                 -------             -------         -------   -------   -------   -------
Net Asset Value, End
  of the Period.......           $17.260             $18.758         $18.289   $17.603   $17.736   $15.805
                                 =======             =======         =======   =======   =======   =======
Total Return* (a).....            (4.20%)              5.76%**         8.19%     3.35%    17.33%    (9.39%)
Net Assets at End of
  the Period (In
  millions)...........           $  45.3             $  40.1         $  31.0   $  28.6   $  24.6   $  17.1
Ratio of Expenses to
  Average Net
  Assets*.............             1.68%               1.64%           1.72%     1.79%     1.61%     1.52%
Ratio of Net
  Investment Income to
  Average Net
  Assets*.............             3.76%               3.89%           4.18%     4.17%     4.51%     4.71%
Portfolio Turnover....               44%                 21%**           46%       35%       42%       56%
* If certain expenses had not been reimbursed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to
  Average Net
  Assets..............               N/A        N/A.........             N/A     1.79%     1.77%     1.82%
Ratio of Net
  Investment Income to
  Average Net
  Assets..............               N/A        N/A.........             N/A     4.16%     4.35%     4.41%

** Non-Annualized

(a) Total Return is based upon net asset value which does not include payment of the maximum sales charge or contingent deferred sales charge.

N/A = Not Applicable

                                               See Notes to Financial Statements

 The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.
--------------------------------------------------------------------------------

                                                                                       Year Ended December 31,
                                          Year Ended       Nine Months Ended    -------------------------------------
Class C Shares                        September 30, 1999   September 30, 1998    1997      1996      1995      1994
---------------------------------------------------------------------------------------------------------------------
Net Asset Value,
Beginning of
the Period...........                       $18.754             $18.286         $17.602   $17.736   $15.798   $18.257
                                            -------             -------         -------   -------   -------   -------
Net Investment
  Income.............                          .694                .529            .727      .722      .758      .773
Net Realized and
  Unrealized
  Gain/Loss..........                        (1.457)               .502            .674     (.145)    1.941    (2.468)
                                            -------             -------         -------   -------   -------   -------
Total from Investment
  Operations.........                         (.763)              1.031           1.401      .577     2.699    (1.695)
Less Distributions
  from and in Excess
  of Net Investment
  Income.............                          .735                .563            .717      .711      .761      .764
                                            -------             -------         -------   -------   -------   -------
Net Asset Value, End
  of the Period......                       $17.256             $18.754         $18.286   $17.602   $17.736   $15.798
                                            =======             =======         =======   =======   =======   =======
Total Return* (a)....                        (4.15%)               5.70**         8.19%     3.35%    17.40%    (9.40%)
Net Assets at End of
  the Period (In
  millions)..........                       $   7.4             $   4.8         $   3.8   $   2.2   $   1.8   $   2.8
Ratio of Expenses to
  Average Net
  Assets*............                         1.69%               1.63%           1.71%     1.79%     1.60%     1.51%
Ratio of Net
  Investment Income
  to Average Net
  Assets*............                         3.75%               3.87%           4.15%     4.16%     4.50%     4.71%
Portfolio Turnover...                           44%                 21%**           46%       35%       42%       56%

* If certain expenses had not been
  reimbursed by Van Kampen, Total
  Return would have been lower
  and the ratios would have been
  as follows:

Ratio of Expenses to
  Average Net
  Assets.............                           N/A                 N/A             N/A     1.80%     1.75%     1.82%
Ratio of Net
  Investment Income
  to Average Net
  Assets.............                           N/A                 N/A             N/A     4.16%     4.34%     4.39%

** Non-Annualized

(a) Total Return is based upon net asset value which does not include payment of the maximum sales charge or contingent deferred sales charge.

N/A--Not Applicable

                                               See Notes to Financial Statements

                         NOTES TO FINANCIAL STATEMENTS

                               September 30, 1999
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen California Insured Tax Free Fund (the "Fund") is organized as a series of the Van Kampen Tax Free Trust, a Delaware business trust, and is registered as a diversified open-end management investment company under the Investment Company Act of 1940, as amended. The Fund's investment objective is to provide California investors with a high level of current income exempt from federal and California income taxes, with liquidity and safety of principal, primarily through investment in a diversified portfolio of insured California municipal securities. The Fund commenced investment operations on December 13, 1985. The distribution of the Fund's Class B shares and Class C shares commenced on May 1, 1993 and August 13, 1993, respectively.

    The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION--Municipal bonds are valued by independent pricing services or dealers using the mean of the bid and asked prices or, in the absence of market quotations, at fair value based upon yield data relating to municipal bonds with similar characteristics and general market conditions. Securities which are not valued by independent pricing services are valued at fair value using procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost.

B. SECURITY TRANSACTIONS--Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis.

    The Fund may purchase and sell securities on a "when issued" or "delayed delivery" basis, with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Fund will maintain, in a segregated account with its custodian, assets having an aggregate value at least equal to the amount of the when issued or delayed delivery purchase commitments until payment is made.

                               September 30, 1999
--------------------------------------------------------------------------------

C. INCOME AND EXPENSES--Interest income is recorded on an accrual basis. Bond premium and original issue discount are amortized over the expected life of each applicable security. Income and expenses of the Fund are allocated on a pro rata basis to each class of shares, except for distribution and service fees and transfer agency costs which are unique to each class of shares.

D. FEDERAL INCOME TAXES--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income, if any, to its shareholders. Therefore, no provision for federal income taxes is required.

    The Fund intends to utilize provisions of the Federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against any future realized capital gains. At September 30, 1999, the Fund had an accumulated capital loss carryforward for tax purposes of $1,628,449, which will expire between September 30, 2002 and September 30, 2003.

    At September 30, 1999, for federal income tax purposes, cost of long- and short-term investments is $214,561,590; the aggregate gross unrealized appreciation is $6,588,201 and the aggregate gross unrealized depreciation is $5,264,128, resulting in net unrealized appreciation on long- and short-term investments of $1,324,073.

E. DISTRIBUTION OF INCOME AND GAINS--The Fund declares daily and pays monthly dividends from net investment income. Net realized gains, if any, are distributed annually.

    Due to inherent differences in the recognition of expenses under generally accepted accounting principles and federal income tax purposes, the amount of distributed net investment income may differ for a particular period. These differences are temporary in nature, but may result in book basis distribution in excess of net investment income for certain periods.

F. INSURANCE EXPENSE--The Fund typically invests in insured bonds. Any portfolio securities not specifically covered by a primary insurance policy are insured secondarily through the Fund's portfolio insurance policy. Insurance premiums are based on the daily balances of uninsured bonds in the portfolio of investments and are charged to expense on an accrual basis. The insurance policy guarantees the timely payment of principal and interest on the securities in the Fund's portfolio.

                               September 30, 1999
--------------------------------------------------------------------------------

G. EXPENSE REDUCTIONS--During the year ended September 30, 1999, the Trust's custody fee was reduced by $9,415 as a result of credits earned on overnight cash balances.

2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES Under the terms of the Fund's Investment Advisory Agreement, Van Kampen Investment Advisory Corp. (the "Adviser") will provide investment advice and facilities to the Fund for an annual fee payable monthly as follows:

AVERAGE NET ASSETS                                        % PER ANNUM
----------------------------------------------------------------------
First $100 million....................................     .500 of 1%
Next $150 million.....................................     .450 of 1%
Next $250 million.....................................     .425 of 1%
Over $500 million.....................................     .400 of 1%

    For the year ended September 30, 1999, the Fund recognized expenses of approximately $19,000 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Fund, of which a trustee of the Fund is an affiliated person.

    For the year ended September 30, 1999, the Fund recognized expenses of approximately $99,500 representing Van Kampen Inc.'s or its affiliates' (collectively "Van Kampen") cost of providing accounting and legal services to the Fund.

    Van Kampen Investor Services Inc., an affiliate of the Adviser, serves as the shareholder servicing agent of the Fund. For the year ended September 30, 1999, the Fund recognized expenses of approximately $116,800. Transfer agency fees are determined through negotiations with the Fund's Board of Trustees and are based on competitive market benchmarks.

    Certain officers and trustees of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or trustees who are officers of Van Kampen.

    The Fund provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation to a later date. Benefits under the retirement plan are payable for a ten-year period and are based upon each trustee's years of service to the Fund. The maximum annual benefit per trustee under the plan is $2,500.

                               September 30, 1999
--------------------------------------------------------------------------------

3. CAPITAL TRANSACTIONS
At September 30, 1999, capital aggregated $159,907,170, $47,220,345 and
$8,167,403 for Classes A, B and C, respectively. For the year ended September 30, 1999, transactions were as follows:

                                                 SHARES          VALUE
--------------------------------------------------------------------------
Sales:
  Class A....................................   8,206,388    $ 147,459,959
  Class B....................................     905,506       16,519,855
  Class C....................................     298,867        5,434,885
                                               ----------    -------------
Total Sales..................................   9,410,761    $ 169,414,699
                                               ==========    =============
Dividend Reinvestment:
  Class A....................................     243,776    $   4,426,154
  Class B....................................      65,547        1,188,606
  Class C....................................       8,719          158,019
                                               ----------    -------------
Total Dividend Reinvestment..................     318,042    $   5,772,779
                                               ==========    =============
Repurchases:
  Class A....................................  (7,118,589)   $(127,545,738)
  Class B....................................    (486,135)      (8,765,169)
  Class C....................................    (131,471)      (2,372,350)
                                               ----------    -------------
Total Repurchases............................  (7,736,195)   $(138,683,257)
                                               ==========    =============

                               September 30, 1999
--------------------------------------------------------------------------------

    At September 30, 1998, capital aggregated $135,566,795, $38,277,053 and
$4,946,849 for Classes A, B and C, respectively. For the nine months ended September 30, 1998, transactions were as follows:

                                                 SHARES         VALUE
-------------------------------------------------------------------------
Sales:
  Class A.....................................    896,618    $ 16,459,740
  Class B.....................................    595,781      10,920,471
  Class C.....................................    114,887       2,105,226
                                                ---------    ------------
Total Sales...................................  1,607,286    $ 29,485,437
                                                =========    ============
Dividend Reinvestment:
  Class A.....................................    167,488    $  3,075,115
  Class B.....................................     37,047         680,216
  Class C.....................................      3,916          71,907
                                                ---------    ------------
Total Dividend Reinvestment...................    208,451    $  3,827,238
                                                =========    ============
Repurchases:
  Class A.....................................   (709,317)   $(13,003,362)
  Class B.....................................   (188,629)     (3,456,135)
  Class C.....................................    (70,739)     (1,294,338)
                                                ---------    ------------
Total Repurchases.............................   (968,685)   $(17,753,835)
                                                =========    ============

                               September 30, 1999
--------------------------------------------------------------------------------

    At December 31, 1997, capital aggregated $129,035,302, $30,132,501 and
$4,064,054 for Classes A, B and C, respectively. For the year ended December 31, 1997, transactions were as follows:

                                                  SHARES         VALUE
--------------------------------------------------------------------------
Sales:
  Class A.....................................     692,287    $ 12,283,098
  Class B.....................................     403,552       7,140,419
  Class C.....................................      97,375       1,744,487
                                                ----------    ------------
Total Sales...................................   1,193,214    $ 21,168,004
                                                ==========    ============
Dividend Reinvestment:
  Class A.....................................     224,209    $  3,981,636
  Class B.....................................      43,062         765,183
  Class C.....................................       3,529          62,772
                                                ----------    ------------
Total Dividend Reinvestment...................     270,800    $  4,809,591
                                                ==========    ============
Repurchases:
  Class A.....................................  (1,319,813)   $(23,254,943)
  Class B.....................................    (375,548)     (6,651,902)
  Class C.....................................     (20,021)       (353,923)
                                                ----------    ------------
Total Repurchases.............................  (1,715,382)   $(30,260,768)
                                                ==========    ============

                               September 30, 1999
--------------------------------------------------------------------------------

    Classes B and C shares are offered without a front end sales charge, but are subject to a contingent deferred sales charge (CDSC). Class B shares purchased on or after June 1, 1996 will automatically convert to Class A shares after the eighth year following purchase. Class B shares purchased before June 1, 1996 automatically convert to Class A shares after the sixth year following purchase. For the year ended September 30, 1999, 9,117 Class B shares automatically converted to Class A shares. The CDSC will be imposed on most redemptions made within four years of the purchase for Class B and one year of the purchase for Class C as detailed in the following schedule.

                                                      CONTINGENT DEFERRED
                                                         SALES CHARGE
                                                    -----------------------
               YEAR OF REDEMPTION                   CLASS B         CLASS C
---------------------------------------------------------------------------
First...........................................      3.00%           1.00%
Second..........................................      2.50%            None
Third...........................................      2.00%            None
Fourth..........................................      1.00%            None
Fifth and Thereafter............................       None            None

    For the year ended September 30, 1999, Van Kampen, as Distributor for the Fund, received commissions on sales of the Fund's Class A shares of approximately $40,000 and CDSC on redeemed shares of approximately $100,000. Sales charges do not represent expenses of the Fund.

4. INVESTMENT TRANSACTIONS

For the year ended September 30, 1999, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $127,975,270 and $92,194,777, respectively.

5. DERIVATIVE FINANCIAL INSTRUMENTS

A derivative financial instrument in very general terms refers to a security whose value is "derived" from the value of an underlying asset, reference rate or index.

    The Fund has a variety of reasons to use derivative instruments, such as to attempt to protect the Fund against possible changes in the market value of its portfolio and to manage the portfolio's effective yield, maturity and duration. All of the Fund's portfolio holdings, including derivative instruments, are marked to market each day with the change in value reflected in the unrealized appreciation/depreciation. Upon disposition, a realized gain or loss is recognized accordingly, except when taking delivery of a security underlying

                               September 30, 1999
--------------------------------------------------------------------------------

a futures contract. In this instance the recognition of gain or loss is postponed until the disposal of the security underlying the futures contract.
    Summarized below are the specific types of derivative financial instruments used by the Fund.

A. FUTURES CONTRACTS--A futures contract is an agreement involving the delivery of a particular asset on a specified future date at an agreed upon price. The Fund generally invests in futures on U.S. Treasury Bonds and the Municipal Bond Index and typically closes the contract prior to the delivery date. These contracts are generally used to manage the portfolio's effective maturity and duration.

    Upon entering into futures contracts, the Fund maintains, in a segregated account with its custodian, cash or liquid securities with a value equal to its obligation under the futures contracts. During the period the futures contract is open, payments are received from or made to the broker based upon changes in the value of the contract (the variation margin).

    Transactions in futures contracts, each with a par value of $100,000, for the year ended September 30, 1999, were as follows:

                                                              CONTRACTS
-----------------------------------------------------------------------
Outstanding at September 30, 1998.........................       -0-
Futures Opened............................................       580
Futures Closed............................................      (580)
                                                                ----
Outstanding at September 30, 1999.........................       -0-
                                                                ====

B. INDEXED SECURITIES--These instruments are identified in the portfolio of investments. The price of these securities may be more volatile than the price of a comparable fixed rate security.

    An Inverse Floating security is one where the coupon is inversely indexed to a short-term floating interest rate multiplied by a specified factor. As the floating rate rises, the coupon is reduced. Conversely, as the floating rate declines, the coupon is increased. These instruments are typically used by the Fund to enhance the yield of the portfolio.

    An Embedded Swap security includes a swap component such that the fixed coupon component of the underlying bond is adjusted by the difference between the securities fixed swap rate and the floating swap index. These instruments are typically used by the Fund to enhance the yield of the portfolio.

                               September 30, 1999
--------------------------------------------------------------------------------

6. DISTRIBUTION AND SERVICE PLANS

The Fund and its shareholders have adopted a distribution plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 and a service plan (collectively the "Plans"). The Plans govern payments for the distribution of the Fund's shares, ongoing shareholder services and maintenance of shareholder accounts.

    Annual fees under the Plans of up to .25% of Class A net assets and 1.00% each of Class B and Class C net assets are accrued daily. Included in these fees for the year ended September 30, 1999, are payments retained by Van Kampen of approximately $388,000.

                       REPORT OF INDEPENDENT ACCOUNTANTS

The Board of Trustees and Shareholders of

Van Kampen California Insured Tax Free Fund:

We have audited the accompanying statement of assets and liabilities of Van Kampen California Insured Tax Free Fund (the "Fund"), including the portfolio of investments, as of September 30, 1999, the related statement of operations for the year then ended, the statement of changes in net assets for the year then ended, for the nine-month period ended September 30, 1998, and for the year ended December 31, 1997, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

    We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 1999, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Van Kampen California Insured Tax Free Fund as of September 30, 1999, the results of its operations for the year then ended, the changes in its net assets for the year then ended, for the nine-month period ended September 30, 1998, and for the year ended December 31, 1997, and the financial highlights for each of the periods presented, in conformity with generally accepted accounting principles.

                                           KPMG LLP SIG
Chicago, Illinois
November 11, 1999

                                VAN KAMPEN FUNDS

GROWTH
   Aggressive Growth
   American Value*
   Emerging Growth
   Enterprise
   Equity Growth
   Focus Equity
   Growth
   Pace
   Small Cap Value
   Technology

GROWTH AND INCOME
   Comstock
   Equity Income
   Growth and Income
   Harbor
   Real Estate Securities
   Utility
   Value

GLOBAL/INTERNATIONAL
   Asian Growth
   Emerging Markets
   European Equity
   Global Equity
   Global Equity Allocation
   Global Fixed Income
   Global Franchise
   Global Government Securities
   Global Managed Assets
   International Magnum
   Latin American
   Short-Term Global Income*
   Strategic Income
   Worldwide High Income

INCOME
   Corporate Bond
   Government Securities
   High Income Corporate Bond
   High Yield
   High Yield & Total Return
   Limited Maturity Government
   U.S. Government
   U.S. Government Trust for Income

CAPITAL PRESERVATION
   Reserve
   Tax Free Money

SENIOR LOAN
   Prime Rate Income Trust
   Senior Floating Rate

TAX FREE
   California Insured Tax Free
   Florida Insured Tax Free Income
   High Yield Municipal
   Insured Tax Free Income
   Intermediate Term Municipal Income
   Municipal Income
   New York Tax Free Income
   Pennsylvania Tax Free Income
   Tax Free High Income

To find out more about any of these funds, ask your financial advisor for a prospectus, which contains more complete information, including sales charges, risks, and ongoing expenses. Please read it carefully before you invest or send money.

To view a current Van Kampen fund prospectus or to receive additional fund information, choose from one of the following:

- visit our Web site at WWW.VANKAMPEN.COM--to view a prospectus, select Download Prospectus

- call us at 1-800-341-2911 weekdays from 7:00 a.m. to 7:00 p.m. Central time. Telecommunications Device for the Deaf users, call 1-800-421-2833.

- e-mail us by visiting WWW.VANKAMPEN.COM and selecting Contact Us

* Closed to new investors

                  VAN KAMPEN CALIFORNIA INSURED TAX FREE FUND

BOARD OF TRUSTEES

J. MILES BRANAGAN

JERRY D. CHOATE

RICHARD M. DEMARTINI*

LINDA HUTTON HEAGY

R. CRAIG KENNEDY

JACK E. NELSON

DON G. POWELL*

PHILLIP B. ROONEY

FERNANDO SISTO

WAYNE W. WHALEN* - Chairman

SUZANNE H. WOOLSEY, PH.D.

PAUL G. YOVOVICH

OFFICERS

RICHARD F. POWERS, III*
President

DENNIS J. MCDONNELL*
Executive Vice President and Chief Investment Officer

A. THOMAS SMITH III*
Vice President and Secretary

JOHN L. SULLIVAN*
Vice President, Treasurer and Chief Financial Officer

CURTIS W. MORELL*
Vice President and Chief Accounting Officer

TANYA M. LODEN*
Controller

STEPHEN L. BOYD*

PETER W. HEGEL*

MICHAEL H. SANTO*

EDWARD C. WOOD, III*
Vice Presidents

INVESTMENT ADVISER

VAN KAMPEN
INVESTMENT ADVISORY CORP.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

DISTRIBUTOR

VAN KAMPEN FUNDS INC.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

SHAREHOLDER SERVICING AGENT

VAN KAMPEN INVESTOR
SERVICES INC.
P.O. Box 218256
Kansas City, Missouri 64121-8256

CUSTODIAN

STATE STREET BANK AND TRUST COMPANY
225 Franklin Street
P.O. Box 1713
Boston, Massachusetts 02105

LEGAL COUNSEL

SKADDEN, ARPS, SLATE,
MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT ACCOUNTANTS

KPMG LLP
303 East Wacker Drive
Chicago, Illinois 60601

    For the year ended September 30, 1999, 100% of the income distributions made by the Fund were exempt from federal income taxes. In January, 2000 the Fund will provide tax information to shareholders for the 1999 calendar year.

* "Interested" persons of the Fund, as defined in the Investment Company Act of 1940.

(C) Van Kampen Funds Inc., 1999 All rights reserved.

(SM) denotes a service mark of
   Van Kampen Funds Inc.

This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution to prospective investors unless it has been preceded or is accompanied by an effective prospectus of the Fund which contains additional information on how to purchase shares, the sales charge, and other pertinent data. After February 29, 2000, the report, if used with prospective investors, must be accompanied by a monthly performance update.

                         YEAR 2000 READINESS DISCLOSURE

Like other mutual funds, financial and business organizations and individuals around the world, the Fund could be adversely affected if the computer systems used by the Fund's investment adviser and other service providers do not properly process and calculate date-related information and data from and after January 1, 2000. This is commonly known as the "Year 2000 Problem." The Fund's investment adviser is taking steps that it believes are reasonably designed to address the Year 2000 Problem with respect to computer systems that it uses and to obtain reasonable assurances that comparable steps are being taken by the Fund's other major service providers. At this time, there can be no assurances that these steps will be sufficient to avoid any adverse impact to the Fund. In addition, the Year 2000 Problem may adversely affect the markets and the issuers of securities in which the Fund may invest that, in turn, may adversely affect the net asset value of the Fund. Improperly functioning trading systems may result in settlement problems and liquidity issues. In addition, corporate and governmental data processing errors may result in production problems for individual companies or issuers and overall economic uncertainty. Earnings of individual issuers will be affected by remediation costs, which may be substantial and may be reported inconsistently in U.S. and foreign financial statements. Accordingly, the Fund's investments may be adversely affected. The statements above are subject to the Year 2000 Information and Readiness Disclosure Act, which may limit the legal rights regarding the use of such statements in the case of dispute.

                  TABLE OF CONTENTS

Letter to Shareholders...........................  1
Economic Snapshot................................  2
Performance Results..............................  3
Performance in Perspective.......................  4
Portfolio Management Review......................  5
Glossary of Terms................................  8
Portfolio Highlights.............................  9
Portfolio of Investments......................... 10
Statement of Assets and Liabilities.............. 40
Statement of Operations.......................... 41
Statement of Changes in Net Assets............... 42
Financial Highlights............................. 43
Notes to Financial Statements.................... 46
Report of Independent Accountants................ 56

NOT FDIC INSURED. MAY LOSE VALUE. NO BANK GUARANTEE.

                             LETTER TO SHAREHOLDERS

October 20, 1999

Dear Shareholder,
    With the volatility that we've experienced recently in many financial markets, some investors have sold securities because of uncertainty about where the markets were going, only to be left rethinking whether they made the right decision. We've witnessed this kind of market activity numerous times over the past several years, sparked by concerns such as the impact of the Asian economic crisis, high stock valuations, or, most recently, the stability of many high-flying technology companies. While these fears eventually subsided, investors who may have sold during this period were unable to reap the benefits of the subsequent rally. That's partly because most of the recent big gains happened in relatively short periods of time. This kind of volatility--and the danger of making short-term decisions--highlights the importance of investing for the long term, in accordance with your individual financial objectives.
    Although the Asian crisis appears to be behind us, new concerns are always emerging. In the coming months, we'll likely hear more about how the year 2000 computer problem may affect the markets or that we're overdue for a correction. While the markets could undoubtedly suffer as a result of these or any number of other events, we encourage you to focus on your long-term investment goals. Although nothing is certain, history has shown us that over time, the markets tend to recover--and most investors want to be positioned to take advantage of any recovery.
    If you have concerns about market volatility or questions about how your portfolio is structured to respond to these events, we encourage you to contact your financial advisor. Your advisor can talk with you about sustaining a long-term investment plan through a variety of market conditions. We hope that Van Kampen Funds will play an important role as you and your advisor build a portfolio designed to help you weather what the markets have in store.

Sincerely,

[SIG]
Richard F. Powers, III
Chairman
Van Kampen Investment Advisory Corp.

[SIG]
Dennis J. McDonnell
President
Van Kampen Investment Advisory Corp.

                               ECONOMIC SNAPSHOT

ECONOMIC GROWTH

    Americans continued their spending spree, keeping the economy growing at a healthy pace. High levels of consumer confidence fueled this heavy retail purchasing activity, pushing the personal savings rate down to a record low as spending rates outpaced income growth. Although we experienced a slowdown during the second quarter of 1999, economic growth accelerated toward the end of the reporting period. The growth rate of the nation's gross domestic product (GDP) dipped to 1.6 percent for the second quarter of 1999, but climbed back up to 4.8 percent in the third quarter.

EMPLOYMENT SITUATION

    The strong job market helped to support the health of the economy. During the reporting period, the unemployment rate reached its lowest level in almost 30 years, and wages continued to climb. The wage pressures were balanced somewhat by productivity gains, but they ultimately pushed the cost of labor higher, as evidenced by the sharp jump in the Employment Cost Index in the second quarter of 1999.

INFLATION AND INTEREST RATES

    Inflation remained tame throughout most of the reporting period, although a sharp increase in oil prices contributed to a spike in April's consumer price index (CPI) report. The Federal Reserve remained active in guarding against inflation and tempering the economy during this environment. The Fed reversed two of its interest rate cuts from the fall of 1998, raising rates in June and August 1999 to keep the economy from overheating.

                          INTEREST RATES AND INFLATION
                 September 30, 1997, through September 30, 1999
                                    [GRAPH]

                                                                       INTEREST RATES                       INFLATION
                                                                       --------------                       ---------
Sep 1997                                                                   5.5000                             2.2000
                                                                           6.2500                             2.2000
                                                                           5.7500                             2.1000
Dec 1997                                                                   5.6875                             1.8000
                                                                           6.5000                             1.7000
                                                                           5.5625                             1.6000
Mar 1998                                                                   5.6250                             1.4000
                                                                           6.1250                             1.4000
                                                                           5.6250                             1.4000
Jun 1998                                                                   5.6875                             1.7000
                                                                           6.0000                             1.7000
                                                                           5.5625                             1.7000
Sep 1998                                                                   5.9375                             1.6000
                                                                           5.7500                             1.5000
                                                                           5.2500                             1.5000
Dec 1998                                                                   4.8750                             1.5000
                                                                           4.0000                             1.6000
                                                                           4.8125                             1.7000
Mar 1999                                                                   4.8750                             1.6000
                                                                           5.1250                             1.7000
                                                                           4.9375                             2.3000
Jun 1999                                                                   4.5000                             2.1000
                                                                           4.0000                             2.0000
                                                                           4.7500                             2.1000
Sep 1999                                                                   5.4375                             2.3000

    Interest rates are represented by the closing midline federal funds rate on the last day of each month. Inflation is indicated by the annual percent change of the Consumer Price Index for all urban consumers at the end of each month.

          PERFORMANCE RESULTS FOR THE PERIOD ENDED SEPTEMBER 30, 1999

                        VAN KAMPEN MUNICIPAL INCOME FUND

                                           A SHARES   B SHARES   C SHARES
 TOTAL RETURNS

One-year total return based on NAV(1)....   (4.25%)    (4.95%)     (4.90%)
One-year total return(2).................   (8.81%)    (8.58%)     (5.80%)
Five-year average annual total
return(2)................................    4.57%      4.56%       4.79%
Life-of-Fund average annual total
return(2)................................    5.99%      4.45%       3.39%
Commencement date.......................  08/01/90   08/24/92    08/13/93

 DISTRIBUTION RATES AND YIELD

Distribution rate(3).....................    5.56%      5.05%       5.06%
Taxable-equivalent distribution
rate(4)..................................    8.69%      7.89%       7.91%
SEC Yield(5).............................    4.94%      4.41%       4.43%

(1) Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge (4.75% for A shares) or contingent deferred sales charge for early withdrawal (4% for B shares and 1% for C shares).

(2) Standardized total return. Assumes reinvestment of all distributions for the period and includes payment of the maximum sales charge (A shares) or contingent deferred sales charge for early withdrawal (B and C shares).

(3) Distribution rate represents the monthly annualized distributions of the Fund at the end of the period and not the earnings of the Fund.

(4) Taxable-equivalent calculations reflect a federal income tax rate of 36%.

(5) SEC Yield is a standardized calculation prescribed by the Securities and Exchange Commission for determining the amount of net income a portfolio should theoretically generate for the 30-day period ending September 30, 1999.

Income may subject certain individuals to the federal alternative minimum tax.

See the Comparative Performance section of the current prospectus. Past performance does not guarantee future results. Investment return and net asset value will fluctuate with market conditions. Fund shares, when redeemed, may be worth more or less than their original cost.

Investments in lower-rated, higher-yielding municipal securities involve a higher degree of risk. Investments in derivative securities will subject the Fund to greater risk.

Market forecasts provided in this report may not necessarily come to pass.

                 PUTTING YOUR FUND'S PERFORMANCE IN PERSPECTIVE

    As you evaluate your progress toward achieving your financial goals, it is important to track your investment performance at regular intervals. A comparison of your Fund's performance to an applicable benchmark can:

    - Illustrate the market environment in which your Fund is being managed

    - Reflect the impact of favorable market trends or difficult market conditions

    - Help you evaluate how your Fund's management team has responded to opportunities and challenges

    The following graph compares your Fund's performance to that of the Lehman Brothers Municipal Bond Index over time.

    GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT
    Van Kampen Municipal Income Fund vs. the Lehman Brothers Municipal Bond Index (August 1, 1990 through September 30, 1999)
[INVESTMENT PERFORMANCE GRAPH]
--------------------------------
Fund's Total Return
1 Year Total Return    =  -8.81%
5 Year Avg. Annual     =   4.57%
Inception Avg. Annual  =   5.99%
--------------------------------

                                                                                                  LEHMAN BROTHERS MUNICIPAL BOND
                                                              VAN KAMPEN MUNICIPAL INCOME FUND                INDEX
                                                              --------------------------------    ------------------------------
Aug 1990                                                                   9454.00                           10006.00
                                                                           9489.00                           10187.00
                                                                           9674.00                           10392.00
                                                                           9771.00                           10438.00
                                                                           9868.00                           10577.00
                                                                           9974.00                           10669.00
                                                                           9996.00                           10674.00
                                                                          10152.00                           10816.00
                                                                          10301.00                           10912.00
                                                                          10303.00                           10901.00
                                                                          10476.00                           11034.00
                                                                          10605.00                           11180.00
Sep 1991                                                                  10771.00                           11325.00
                                                                          10865.00                           11427.00
                                                                          10931.00                           11459.00
                                                                          11137.00                           11705.00
                                                                          11203.00                           11732.00
                                                                          11218.00                           11736.00
                                                                          11300.00                           11740.00
                                                                          11418.00                           11845.00
                                                                          11566.00                           11985.00
                                                                          11768.00                           12186.00
                                                                          12247.00                           12552.00
                                                                          11960.00                           12427.00
Sep 1992                                                                  12018.00                           12509.00
                                                                          11829.00                           12387.00
                                                                          12068.00                           12609.00
                                                                          12215.00                           12737.00
                                                                          12324.00                           12885.00
                                                                          12818.00                           13351.00
                                                                          12702.00                           13210.00
                                                                          12833.00                           13343.00
                                                                          12933.00                           13418.00
                                                                          13123.00                           13642.00
                                                                          13121.00                           13660.00
                                                                          13376.00                           13944.00
Sep 1993                                                                  13508.00                           14103.00
                                                                          13540.00                           14130.00
                                                                          13362.00                           14005.00
                                                                          13706.00                           14301.00
                                                                          13862.00                           14464.00
                                                                          13498.00                           14089.00
                                                                          12765.00                           13516.00
                                                                          12794.00                           13631.00
                                                                          13004.00                           13749.00
                                                                          12929.00                           13665.00
                                                                          13107.00                           13915.00
                                                                          13154.00                           13964.00
Sep 1994                                                                  12981.00                           13759.00
                                                                          12771.00                           13514.00
                                                                          12489.00                           13269.00
                                                                          12833.00                           13561.00
                                                                          13214.00                           13949.00
                                                                          13597.00                           14355.00
                                                                          13736.00                           14520.00
                                                                          13666.00                           14538.00
                                                                          13936.00                           15001.00
                                                                          13856.00                           14871.00
                                                                          13887.00                           15012.00
                                                                          14076.00                           15203.00
Sep 1995                                                                  14136.00                           15299.00
                                                                          14337.00                           15520.00
                                                                          14614.00                           15778.00
                                                                          14836.00                           15930.00
                                                                          14896.00                           16051.00
                                                                          14804.00                           15941.00
                                                                          14605.00                           15737.00
                                                                          14550.00                           15693.00
                                                                          14631.00                           15687.00
                                                                          14723.00                           15858.00
                                                                          14834.00                           16002.00
                                                                          14877.00                           15999.00
Sep 1996                                                                  15079.00                           16223.00
                                                                          15262.00                           16406.00
                                                                          15516.00                           16707.00
                                                                          15439.00                           16637.00
                                                                          15453.00                           16668.00
                                                                          15578.00                           16821.00
                                                                          15436.00                           16598.00
                                                                          15559.00                           16737.00
                                                                          15735.00                           16988.00
                                                                          15953.00                           17170.00
                                                                          16421.00                           17646.00
                                                                          16192.00                           17480.00
Sep 1997                                                                  16392.00                           17688.00
                                                                          16519.00                           17801.00
                                                                          16594.00                           17906.00
                                                                          16849.00                           18167.00
                                                                          16978.00                           18355.00
                                                                          17011.00                           18360.00
                                                                          17033.00                           18377.00
                                                                          16893.00                           18294.00
                                                                          17187.00                           18583.00
                                                                          17264.00                           18655.00
                                                                          17298.00                           18702.00
                                                                          17596.00                           18992.00
Sep 1998                                                                  17796.00                           19229.00
                                                                          17685.00                           19229.00
                                                                          17697.00                           19297.00
                                                                          17720.00                           19345.00
                                                                          17878.00                           19575.00
                                                                          17765.00                           19489.00
                                                                          17755.00                           19516.00
                                                                          17801.00                           19565.00
                                                                          17698.00                           19452.00
                                                                          17341.00                           19171.00
                                                                          17377.00                           19240.00
                                                                          17109.00                           19086.00
Sep 1999                                                                  17040.00                           19094.00

The above chart reflects the performance of Class A shares of the Fund. The performance of Class A shares will differ from that of other share classes of the Fund because of the difference in sales charges and/or expenses paid by shareholders investing in the different share classes. The Fund's performance assumes reinvestment of all distributions, and includes payment of the maximum sales charge (4.75% for A shares).

While past performance is not indicative of future performance, the above information provides a broader vantage point from which to evaluate the discussion of the Fund's performance found in the following pages.

                          PORTFOLIO MANAGEMENT REVIEW

                             MUNICIPAL INCOME FUND

We recently spoke with David C. Johnson, the portfolio manager of the Van Kampen Municipal Income Fund, about the key events and economic forces that shaped the markets during the past year. Mr. Johnson has managed the Fund since 1990 and worked in the investment industry since 1981. He is joined by Peter W. Hegel, chief investment officer for fixed-income investments. The following comments reflect their views on the Fund's performance during the 12 months ended September 30, 1999.

   Q  WHAT HAPPENED IN THE MUNICIPAL MARKET DURING THE
      REPORTING PERIOD?

   A Bonds of all types suffered price declines over the past 12 months as interest rates rose, especially toward the end of the reporting period. In addition to the negative effects of the Federal Reserve's two interest rate increases during the summer, the bond market was hurt by the nation's strong economic growth because it continually sparked inflation fears, which caused concern about future rate hikes. Because of low demand for municipal bonds during the period, these conditions hurt municipals more than their taxable counterparts--corporate and Treasury bonds. The yields on newly issued 30-year AAA municipal bonds leaped almost a full percentage point during the 12-month period, so the prices of existing bonds dropped concurrently.

    The interest rate increases also served to suppress municipal bond supply. Many municipalities chose not to issue new bonds or refinance outstanding bonds because of the higher interest rates they would have to pay in the current marketplace. In fact, the supply of new bonds was down more than 20 percent during the first nine months of 1999 compared with the previous year. Supply was down in almost every sector, although electric utilities, environment-related, and health-care bonds saw the most significant drops. The lower supply helped support bond prices somewhat because that meant more competition for available bonds.

   Q  DID MUNICIPAL BONDS BENEFIT FROM THE STRONG ECONOMY?

   A Yes. The effects of the healthy economy were reflected in the good credit conditions in the municipal market. With the exception of the health-care sector, overall credit quality remained high, and we witnessed a number of credit upgrades as tax revenues kept municipal finances strong. In addition, municipal bond yields remained very attractive compared with Treasury bonds, especially when considering the tax advantages of municipals. At the end of the reporting period, AAA-rated municipals were offering yields that were about 90 percent of comparable Treasury yields, making municipals very attractive for investors in higher income tax brackets.

    Another positive effect was that credit spreads--the difference in yields between higher- and lower-quality bonds--widened toward the end of the reporting period. We have considerable experience in researching and selecting those lower-quality bonds that we feel have been undervalued, so this gave us a much wider range from which to choose. While we are always looking for bonds in this area that might benefit the Fund, the widening of credit spreads meant that the Fund received better yields from these bonds than we had earlier in the reporting period.

   Q  WHAT TECHNIQUES DID YOU USE TO MANAGE THE FUND IN
      THESE CONDITIONS?

   A The widening of credit spreads gave us the opportunity to increase the proportion of higher-yielding bonds in the portfolio, which helped to support the Fund's dividend. Higher-yielding bonds were very attractive during the last several months because the demand for these bonds dissipated as interest rates rose, requiring issuers to provide more attractive yields. The purchase of higher-yielding bonds also served as a defensive strategy for the Fund because they have tended to suffer less than higher-quality bonds when rates increase.

    Another major strategy for the Fund has been to increase its duration, or sensitivity to interest rate changes. We did so by purchasing longer-duration securities such as zero coupon and deep-discount bonds. We feel that this strategy will work well in a declining interest-rate environment because it should allow the Fund to participate more fully in a market rally. In the short term, however, the longer duration negatively affected the Fund's total return as interest rates climbed.

   Q  WHAT AREAS OF THE MUNICIPAL MARKET WERE MOST ATTRACTIVE
      TO YOU?

   A One of the most attractive sectors during the past year has been transportation because we've seen such heavy issuance in that area. Because transportation projects are visible ways for voters to see their tax dollars at work, they tend to be well-funded when the economy is strong. As a result, we've had more issues to choose from and were able to add to our position in transportation. At the end of September, this represented one of the Fund's largest sectors, at 9.3 percent of the portfolio's long-term investments.

    As we increased our transportation exposure, we reduced our positions in health care and utilities. Both of these sectors have been under pressure as a result of changing industry conditions, so we looked for value in other areas. Although many health-care bonds remain attractive, the challenges imposed by managed care and changing Medicare reimbursement policies have led us to focus on other sectors in recent months. In the utility sector, we were pleased with the credit improvements among some of our holdings, so we sold them at a profit because we felt that they had reached their peak. For additional portfolio highlights, please refer to page 9.

   Q  HOW DID THE FUND PERFORM DURING THE PERIOD?

   A The Fund's total return performance was disappointing because of the overall downturn in bond prices and the Fund's longer duration. For the one-year period ended September 30, 1999, the Fund's Class A shares returned -4.25 percent(1) at net asset value. By comparison, the Lehman Brothers Municipal Bond Index produced a -0.70 percent total return for the same period. This index is an unmanaged, broad-based statistical composite of municipal bonds and does not reflect any commissions that would be paid by an investor purchasing the securities it represents.

    On the positive side, the Fund's dividend remained unchanged over the past 12 months even though many other municipal bond funds experienced dividend decreases. The Fund's monthly tax-exempt dividend of $0.0705 per Class A share translates to a distribution rate of 5.56 percent(3), which is equivalent to a yield of 8.69 percent(4) for an investor in the 36 percent federal income tax bracket. Please refer to the chart and footnotes on page 3 for additional Fund performance results. Past performance does not guarantee future performance.

   Q  WHAT DO YOU SEE AHEAD FOR THE ECONOMY AND THE
      MUNICIPAL MARKET?

   A We will probably continue to see a slowing economy in the fourth quarter of 1999, which may be partly the result of year 2000 concerns. Wage increases will likely keep inflation concerns at the forefront, although increasing productivity should be able to offset higher wage costs for employers. With those factors in mind, we are positioning the Fund to perform well in a lower interest-rate environment by keeping its duration longer than its benchmark. This would make the Fund better able to participate in a market rally.

    Preparations for the turn of the millennium may also limit new issuance and general market activity as we near the end of the year. Many municipal issuers may postpone issuing bonds until they feel certain that any potential computer problems have been avoided, meaning that we will probably see very low levels of new issuance in November and December. In the meantime, we will continue to focus on finding attractive higher-yielding bonds and protecting the Fund from bond calls as much as possible. We will also use our research capabilities to monitor the health-care sector for attractive opportunities throughout the coming months.

[SIG]
David C. Johnson
Portfolio Manager

[SIG]
Peter W. Hegel
Chief Investment Officer
Fixed Income Investments

                               GLOSSARY OF TERMS

CALL FEATURE: Allows the issuer to buy back a bond on specific dates at set prices before maturity. These dates and prices are set when the bond is issued. To compensate the bondholder for the potential loss of income and ownership, a bond's call price is usually higher than the face value of the bond. Bonds are usually called when interest rates drop so significantly that the issuer can save money by issuing new bonds at lower rates.

CREDIT RATING: An evaluation of an issuer's credit history and capability of repaying obligations. Standard & Poor's and Moody's Investors Service are two companies that assign bond ratings. Standard & Poor's ratings range from a high of AAA to a low of D, while Moody's ratings range from a high of Aaa to a low of C.

CREDIT SPREAD: Also called quality spread, the difference in yield between higher-quality issues and lower-quality issues. Normally, lower-quality issues provide higher yields to compensate investors for the additional credit risk.

DISCOUNT BOND: A bond whose market price is lower than its face value (or "par value"). Because bonds usually mature at face value, a discount bond has more potential to appreciate in price than a par bond does.

DURATION: A measure of the sensitivity of a bond's price to changes in interest rates, expressed in years. Each year of duration represents an expected 1 percent change in the price of a bond for every 1 percent change in interest rates (i.e. a 5-year duration means the bond will fall about 5 percent in value if interest rates rise by 1 percent). The longer a bond's duration, the greater the effect of interest rate movements on its price. Typically, funds with shorter durations perform better in rising rate environments, while funds with longer durations perform better when rates decline.

MATURITY LENGTH: The time it takes for a bond to mature. A bond issued in 1999 and maturing in 2009 is a 10-year bond.

VOLATILITY: A measure of the fluctuation in the market price of a security. A security that is volatile has frequent and large swings in price.

YIELD SPREAD: The additional yield investors can earn by either investing in bonds with longer maturities or by investing in bonds with lower ratings. The spread is the difference in yield between bonds with short versus long maturities or the difference in yield between high-quality bonds and lower-quality bonds.

ZERO COUPON BONDS: A corporate or municipal bond that is traded at a deep discount to face value and pays no interest. It may be redeemed at maturity for full face value.

                              PORTFOLIO HIGHLIGHTS

                        VAN KAMPEN MUNICIPAL INCOME FUND
 TOP FIVE STATES AS OF SEPTEMBER 30, 1999*

Illinois..................   13.3%
Texas.....................   10.0%
California................    8.9%
New York..................    7.2%
Pennsylvania..............    6.3%

 CREDIT QUALITY*

AS OF SEPTEMBER 30, 1999
[PIE CHART]

                                   AAA/Aaa            AA/Aa              A/A             BBB/Baa            BB/Ba
                                   -------            -----              ---             -------            -----
As of September 30, 1999            47.0%              7.5%              8.6%             12.5%              1.2%

                                  NON-RATED
                                  ---------
As of September 30, 1999            23.2%

AS OF SEPTEMBER 30, 1998
[PIE CHART]

                                   AAA/Aaa            AA/Aa              A/A             BBB/Baa            BB/Ba
                                   -------            -----              ---             -------            -----
As of September 30, 1998            44.4%              5.4%              13.0%            14.4%              0.7%

                                  NON-RATED
                                  ---------
As of September 30, 1998            22.1%

Based upon the highest credit quality ratings as issued by Standard & Poor's or Moody's, respectively.
 DIVIDEND HISTORY
FOR THE PERIOD ENDED SEPTEMBER 30, 1999

[BAR GRAPH]

                                                                               DIVIDEND
                                                                               --------
Oct 1998                                                                        0.0705
Nov 1998                                                                        0.0705
Dec 1998                                                                        0.0705
Jan 1999                                                                        0.0705
Feb 1999                                                                        0.0705
Mar 1999                                                                        0.0705
Apr 1999                                                                        0.0705
May 1999                                                                        0.0705
Jun 1999                                                                        0.0705
Jul 1999                                                                        0.0705
Aug 1999                                                                        0.0705
Sep 1999                                                                        0.0705

The dividend history represents past performance of the Fund's Class A shares and does not predict the Fund's future distributions.
 TOP FIVE PORTFOLIO INDUSTRIES*
[BAR GRAPH]

                                                                     SEPTEMBER 30, 1999                 SEPTEMBER 30, 1998
                                                                     ------------------                 ------------------
Health Care                                                                15.00                              15.70
Industrial Revenue                                                         11.90                              11.60
Public Building                                                            11.20                              11.20
Transportation                                                              9.30                               7.80
General Purpose                                                             7.70                               9.40

*As a Percentage of Long-Term Investments

                            PORTFOLIO OF INVESTMENTS

                               September 30, 1999
--------------------------------------------------------------------------------

  Par
Amount
 (000)                 Description               Coupon      Maturity    Market Value
-------------------------------------------------------------------------------------
          MUNICIPAL BONDS  108.4%
          ALABAMA  1.9%
$ 2,100   Alabama St Indl Dev Auth Rev UNR-ROHN
          Inc Expansion Proj...................   7.500%     09/15/11    $  2,217,306
  2,930   Alabama Wtr Pollutn Ctl Auth
          Revolving Fd Ln Ser A (AMBAC Insd)
          (b)..................................   6.750      08/15/17       3,151,801
    350   Bessemer, AL Indl Dev Brd ROHN Inc
          Proj.................................   9.000      09/15/01         362,982
  1,750   Bessemer, AL Indl Dev Brd ROHN Inc
          Proj.................................   9.500      09/15/11       2,082,447
    240   Mobile, AL Indl Dev Brd Solid Waste
          Disp Rev Mobile Energy Svcs Co Proj
          Rfdg.................................   6.950      01/01/20          83,181
  1,000   Montgomery, AL Med Clinic Brd Jackson
          Hosp & Clinic (AMBAC Insd)...........   5.875      03/01/16       1,008,530
  2,000   West Jefferson Cnty, AL Amusement &
          Pub Pk Auth First Mtg Visionland
          Proj.................................   6.375      02/01/29       1,666,940
  5,150   West Jefferson Cnty, AL Amusement &
          Pub Pk Auth First Mtg Visionland Proj
          (Prerefunded @ 12/01/06).............   8.000      12/01/26       6,228,255
                                                                         ------------
                                                                           16,801,442
                                                                         ------------
          ALASKA  0.8%
     10   Alaska Energy Auth Pwr Rev Bradley
          Lake Proj Ser 1 (BIGI Insd)..........   6.250      07/01/21          10,017
  1,000   Alaska Indl Dev & Expt Auth Pwr Rev
          Upper Lynn Canal Regl Pwr............   5.700      01/01/12         930,300
  1,800   Alaska Indl Dev & Expt Auth Pwr Rev
          Upper Lynn Canal Regl Pwr............   5.875      01/01/32       1,612,170
  1,650   Juneau, AK City & Borough
          Nonrecourse Rev......................   6.875      12/01/25       1,614,542
  3,265   North Slope Borough, AK Cap Apprec
          Ser A (MBIA Insd)....................  *           06/30/10       1,850,928
  1,000   Valdez, AK Marine Term Rev Sohio
          Pipeline Rfdg........................   7.125      12/01/25       1,071,860
                                                                         ------------
                                                                            7,089,817
                                                                         ------------
          ARIZONA  2.2%
  1,000   Maricopa Cnty, AZ Indl Dev Auth
          Multi-Family Hsg Rev Rfdg............   6.500      07/01/09       1,044,210
  1,000   Peoria, AZ Indl Dev Auth Rev Sierra
          Winds Life Ser A Rfdg................   6.500      08/15/31         950,440

                                               See Notes to Financial Statements

                               September 30, 1999
--------------------------------------------------------------------------------

  Par
Amount
 (000)                 Description               Coupon      Maturity    Market Value
-------------------------------------------------------------------------------------
          ARIZONA (CONTINUED)
$   590   Pima Cnty, AZ Indl Dev Auth Single
          Family Mtg Rev (GNMA
          Collateralized)......................   6.625%     11/01/14    $    606,555
  5,220   Pinal Cnty, AZ Sch Dist No 8
          Mammoth Ser A (b)....................   9.500      07/01/10       5,534,401
    500   Scottsdale, AZ Indl Dev Auth Rev
          First Mtg Westminster Vlg Ser A
          Rfdg.................................   8.250      06/01/15         545,095
  1,875   Scottsdale, AZ Indl Dev Hosp
          Scottsdale Mem Hosp Ser A Rfdg
          (AMBAC Insd).........................   6.000      09/01/12       1,932,112
  1,750   Scottsdale, AZ Indl Dev Hosp
          Scottsdale Mem Hosp Ser A Rfdg
          (AMBAC Insd).........................   6.125      09/01/17       1,774,553
  7,000   Tucson, AZ Arpt Auth Inc Spl Fac Rev
          Lockheed Aermod Cent Inc.............   8.700      09/01/19       7,372,750
                                                                         ------------
                                                                           19,760,116
                                                                         ------------
          ARKANSAS  0.9%
  5,090   Dogwood Addition PRD Muni Ppty Owners
          Multi-Purp Impt Dist No 8 AR Impt
          Ser A (d)............................   7.500      01/31/06       4,886,400
  5,470   Dogwood Addition PRD Muni Ppty Owners
          Multi-Purp Impt Dist No 8 AR Impt
          Ser B (d)(g).........................   7.500      01/31/06       1,641,000
  1,835   Jackson Cnty, AR Hlthcare Fac Brd
          First Mtg Hosp Rev Newport Hosp &
          Clinic Inc...........................   7.375      11/01/11       1,832,651
                                                                         ------------
                                                                            8,360,051
                                                                         ------------
          CALIFORNIA  9.7%
  7,195   Anaheim, CA Pub Fin Auth Lease Rev
          Cap Apprec Sub Pub Impt Proj C
          (FSA Insd)...........................  *           09/01/21       2,017,838
  4,900   Anaheim, CA Pub Fin Auth Lease Rev
          Cap Apprec Sub Pub Impt Proj C
          (FSA Insd)...........................  *           09/01/25       1,078,784
  5,000   Anaheim, CA Pub Fin Auth Lease Rev
          Cap Apprec Sub Pub Impt Proj C
          (FSA Insd)...........................  *           09/01/26       1,038,350
  5,000   Anaheim, CA Pub Fin Auth Lease Rev
          Sub Cap Apprec Pub Impt Proj Ser C
          (FSA Insd)...........................  *           09/01/32         723,800
  4,990   California Edl Fac Auth Rev College
          of Osteopathic Med Pacific
          (Prerefunded @ 06/01/03).............   7.500      06/01/18       5,526,226
  2,880   California Edl Fac Auth Rev Univ of
          La Verne.............................   6.300      04/01/09       2,979,159
  9,650   California St (FGIC Insd)............   4.500      12/01/24       7,960,575

                                               See Notes to Financial Statements

                               September 30, 1999
--------------------------------------------------------------------------------

  Par
Amount
 (000)                 Description               Coupon      Maturity    Market Value
-------------------------------------------------------------------------------------
          CALIFORNIA (CONTINUED)
$ 4,210   Campbell, CA Union Sch Dist Rfdg
          (FGIC Insd)..........................  *           08/01/19    $  1,347,874
  4,225   Delano, CA Ctfs Partn Ser A
          (Prerefunded @ 01/01/03) (b).........   9.250%     01/01/22       4,921,153
  2,660   Escondido, CA Jt Pwrs Fin Auth Lease
          Rev (AMBAC Insd).....................  *           09/01/10       1,459,781
  5,875   Escondido, CA Jt Pwrs Fin Auth Lease
          Rev (AMBAC Insd).....................  *           09/01/11       2,996,191
  3,890   Escondido, CA Jt Pwrs Fin Auth Lease
          Rev (AMBAC Insd).....................  *           09/01/13       1,718,952
  5,430   Escondido, CA Jt Pwrs Fin Auth Lease
          Rev (AMBAC Insd).....................  *           09/01/14       2,226,354
    875   Fairfield, CA Hsg Auth Mtg Rev
          Creekside Estates Proj Rfdg
          (Prerefunded @ 08/01/02).............   7.875      02/01/15         978,066
  3,000   Foothill/Eastern Tran Corridor Agy CA
          Toll Rd Rev (MBIA Insd)..............  *           01/15/17       1,089,390
 21,000   Foothill/Eastern Tran Corridor Agy CA
          Toll Rd Rev..........................  *           01/15/24       4,583,460
  3,000   Foothill/Eastern Tran Corridor Agy CA
          Toll Rd Rev..........................  *           01/15/27       1,594,530
 15,000   Foothill/Eastern Tran Corridor Agy CA
          Toll Rd Rev..........................  *           01/15/30       2,228,250
 54,635   Foothill/Eastern Tran Corridor Agy CA
          Toll Rd Rev..........................  *           01/15/32       7,133,692
 15,000   Foothill/Eastern Tran Corridor Agy CA
          Toll Rd Rev..........................  *           01/15/36       1,506,000
 15,000   Foothill/Eastern Tran Corridor Agy CA
          Toll Rd Rev..........................  *           01/15/38       1,326,300
  2,825   Midpeninsula Regl Open Space Dist CA
          Fin Auth Rev Cap Apprec
          (AMBAC Insd).........................  *           09/01/15       1,159,126
  1,155   Midpeninsula Regl Open Space Dist CA
          Fin Auth Rev Cap Apprec
          (AMBAC Insd).........................  *           09/01/19         364,472
  1,265   Midpeninsula Regl Open Space Dist CA
          Fin Auth Rev Cap Apprec
          (AMBAC Insd).........................  *           09/01/22         330,342
  1,380   Midpeninsula Regl Open Space Dist CA
          Fin Auth Rev Cap Apprec
          (AMBAC Insd).........................  *           09/01/25         300,012
  3,500   Midpeninsula Regl Open Space Dist CA
          Fin Auth Rev Cap Apprec
          (AMBAC Insd).........................  *           09/01/25         718,130
    900   Monterey, CA Regl Wastewtr Fin Auth
          Wastewtr Contract Rev (FSA Insd).....  *           06/01/10         521,253
    800   Monterey, CA Regl Wastewtr Fin Auth
          Wastewtr Contract Rev (FSA Insd).....  *           06/01/11         434,248

                                               See Notes to Financial Statements

                               September 30, 1999
--------------------------------------------------------------------------------

  Par
Amount
 (000)                 Description               Coupon      Maturity    Market Value
-------------------------------------------------------------------------------------
          CALIFORNIA (CONTINUED)
$   700   Monterey, CA Regl Wastewtr Fin Auth
          Wastewtr Contract Rev (FSA Insd).....  *           06/01/12    $    356,160
    700   Monterey, CA Regl Wastewtr Fin Auth
          Wastewtr Contract Rev (FSA Insd).....  *           06/01/13         333,200
    700   Monterey, CA Regl Wastewtr Fin Auth
          Wastewtr Contract Rev (FSA Insd).....  *           06/01/14         311,115
  5,000   Murrieta Vly, CA Uni Sch Dist Ser A
          (FGIC Insd)..........................  *           09/01/20       1,492,050
  5,255   Murrieta Vly, CA Uni Sch Dist Ser A
          (FGIC Insd)..........................  *           09/01/22       1,387,635
  1,650   Riverside Cnty, CA Air Force Vlg West
          Inc Ser A Rfdg (Prerefunded @
          06/15/02)............................   8.125%     06/15/20       1,847,241
  9,000   Riverside Cnty, CA Asset Leasing Corp
          Leasehold Rev Riverside Cnty Hosp
          Proj (MBIA Insd).....................  *           06/01/21       2,539,440
  3,300   Sacramento, CA City Fin Auth Rev Sr
          Convention Cent Hotel Ser A..........   6.250      01/01/30       3,146,220
 25,000   San Joaquin Hills, CA Tran Corridor
          Agy Toll Rd Rev Ser A Rfdg
          (MBIA Insd)..........................  *           01/15/32       3,734,750
 29,535   San Joaquin Hills, CA Tran Corridor
          Agy Toll Rd Rev Cap Apprec Ser A Rfdg
          (MBIA Insd)..........................  *           01/15/25       6,712,124
 11,155   San Joaquin Hills, CA Tran Corridor
          Agy Toll Rd Rev Cap Apprec Ser A Rfdg
          (MBIA Insd)..........................  *           01/15/26       2,390,851
 13,880   San Joaquin Hills, CA Tran Corridor
          Agy Toll Rd Rev Cap Apprec Ser A Rfdg
          (MBIA Insd)..........................  *           01/15/28       2,645,944
                                                                         ------------
                                                                           87,159,038
                                                                         ------------
          COLORADO  4.6%
  2,840   Adams Cnty, CO Single Family Mtg Rev
          Ser A (b)............................   8.875      08/01/11       3,694,897
  3,985   Adams Cnty, CO Single Family Mtg Rev
          Ser A (b)............................   8.875      08/01/12       5,275,104
    300   Berry Creek Metro Dist CO Rfdg &
          Impt.................................   8.250      12/01/11         316,170
    200   Berry Creek Metro Dist CO Rfdg & Impt
          (Prerefunded @ 12/01/01).............   8.250      12/01/11         218,766
    987   Bowles Metro Dist CO (Prerefunded @
          12/01/05)............................   7.750      12/01/15       1,136,530
  2,000   Denver, CO City & Cnty Arpt Rev
          Ser A (b)............................   7.000      11/15/99       2,006,820
  4,570   Denver, CO City & Cnty Arpt Rev
          Ser A (b)............................   8.000      11/15/25       4,813,764

                                               See Notes to Financial Statements

                               September 30, 1999
--------------------------------------------------------------------------------

  Par
Amount
 (000)                 Description               Coupon      Maturity    Market Value
-------------------------------------------------------------------------------------
          COLORADO (CONTINUED)
$ 6,200   Denver, CO City & Cnty Spl Fac Arpt
          Rev United Airls Proj Ser A..........   6.875%     10/01/32    $  6,376,328
  6,290   E-470 Pub Hwy Auth CO Rev Cap Apprec
          Sr Ser B Rfdg (MBIA Insd)............  *           09/01/22       1,629,802
  1,000   Edgewater, CO Redev Auth Tax
          Increment Rev........................   6.750      12/01/08       1,088,010
  1,320   El Paso Cnty, CO Sch Dist No 003
          Widefield Ser A (MBIA Insd)..........  *           12/15/14         593,446
  1,420   El Paso Cnty, CO Sch Dist No 003
          Widefield Ser A (MBIA Insd)..........  *           12/15/15         601,796
  1,420   El Paso Cnty, CO Sch Dist No 003
          Widefield Ser A (MBIA Insd)..........  *           12/15/16         564,223
  1,330   El Paso Cnty, CO Sch Dist No 003
          Widefield Ser A (MBIA Insd)..........  *           12/15/18         464,622
  3,690   Jefferson Cnty, CO Residential
          Mtg Rev..... ........................  11.500      09/01/12       5,761,566
  5,000   Meridian Metro Dist CO Peninsular &
          Oriental Steam Navig Co Rfdg
          (LOC: Meridian Assoc East)...........   7.500      12/01/11       5,303,900
  1,960   Northern Metro Dist CO Adams
          Cnty Rfdg............................   6.500      12/01/16       2,011,822
                                                                         ------------
                                                                           41,857,566
                                                                         ------------
          CONNECTICUT  1.6%
  3,005   Connecticut St Hlth & Edl Fac Auth
          Rev Nursing Home Pgm AHF/Hartford
          (Prerefunded @ 11/01/04) (b).........   7.125      11/01/14       3,400,188
    495   Mashantucket Western Pequot Tribe CT
          Spl Rev Ser A, 144A -- Private
          Placement (a)........................   6.500      09/01/06         547,549
  2,530   Mashantucket Western Pequot Tribe CT
          Spl Rev Ser A, 144A -- Private
          Placement (a)........................   6.400      09/01/11       2,645,140
  2,470   Mashantucket Western Pequot Tribe CT
          Spl Rev Ser A, 144A -- Private
          Placement (Prerefunded @ 09/01/07)
          (a)..................................   6.400      09/01/11       2,755,903
  4,000   Mashantucket Western Pequot Tribe CT
          Spl Rev Ser B, 144A -- Private
          Placement (a)........................   5.750      09/01/18       3,794,480
  1,500   Mashantucket Western Pequot Tribe CT
          Spl Rev Ser B, 144A -- Private
          Placement (a)........................   5.750      09/01/27       1,396,770
                                                                         ------------
                                                                           14,540,030
                                                                         ------------

                                               See Notes to Financial Statements

                               September 30, 1999
--------------------------------------------------------------------------------

  Par
Amount
 (000)                 Description               Coupon      Maturity    Market Value
-------------------------------------------------------------------------------------
          DISTRICT OF COLUMBIA  0.6%
$ 2,500   District of Columbia Rev Natl Pub
          Radio Ser A (b)......................   7.700%     01/01/23    $  2,644,050
  3,000   Washington Dist of Columbia
          Convention Cent Auth Dedicated Tax
          Rev (AMBAC Insd).....................   5.250      10/01/12       2,943,240
                                                                         ------------
                                                                            5,587,290
                                                                         ------------
          FLORIDA  5.1%
    275   Atlantic Beach, FL Rev Fleet Landing
          Proj Ser A Rfdg & Impt...............   7.500      10/01/02         280,841
    500   Atlantic Beach, FL Rev Fleet Landing
          Proj Ser A Rfdg & Impt...............   7.875      10/01/08         543,355
  1,490   Broward Cnty, FL Res Recovery Rev
          Waste Energy North Proj..............   7.950      12/01/08       1,542,299
  1,950   Broward Cnty, FL Res Recovery Rev
          Waste Energy South Proj..............   7.950      12/01/08       2,018,445
  2,500   Cocoa, FL Wtr & Swr Rev Rfdg
          (FGIC Insd)..........................   4.500      10/01/22       2,042,150
  9,000   Dade Cnty, FL Gtd Entitlement Rev Cap
          Apprec Ser A Rfdg (MBIA Insd)........  *           02/01/18       3,014,820
  1,800   Florida Hsg Fin Corp Rev Hsg Beacon
          Hill Apts Ser C......................   6.610      07/01/38       1,722,564
  3,000   Florida Hsg Fin Corp Rev Hsg Cypress
          Trace Apts Ser G.....................   6.600      07/01/38       2,880,480
  2,000   Florida Hsg Fin Corp Rev Hsg
          Westchase Apts Ser B.................   6.610      07/01/38       1,920,400
    560   Florida St Brd Edl Cap Outlay Pub Edl
          Ser A Rfdg...........................   7.250      06/01/23         581,437
    590   Florida St Brd Edl Cap Outlay Pub Edl
          Ser A Rfdg (Prerefunded @
          06/01/00)............................   7.250      06/01/23         615,405
  4,845   Hillsborough Cnty, FL Edl Fac Univ
          Tampa Proj Rfdg......................   5.750      04/01/18       4,713,361
  2,875   Martin Cnty, FL Indl Dev Auth Indl
          Dev Rev Indiantown Cogeneration Proj
          Ser A Rfdg...........................   7.875      12/15/25       2,981,835
  1,500   Orange Cnty, FL Hlth Fac Auth Rev
          First Mtg Orlando Lutheran
          Twr Rfdg.............................   8.750      07/01/26       1,671,915
    595   Orange Cnty, FL Tourist Dev Tax Rev
          (AMBAC Insd).........................   6.000      10/01/16         602,396

                                               See Notes to Financial Statements

                               September 30, 1999
--------------------------------------------------------------------------------

  Par
Amount
 (000)                 Description               Coupon      Maturity    Market Value
-------------------------------------------------------------------------------------
          FLORIDA (CONTINUED)
$   405   Orange Cnty, FL Tourist Dev Tax Rev
          (Prerefunded @ 10/01/00)
          (AMBAC Insd).........................   6.000%     10/01/16    $    413,946
  7,000   Orlando, FL Util Comm Wtr & Elect
          Rev..................................   5.600      10/06/17       6,952,960
  4,095   Sarasota Cnty, FL Hlth Fac Auth Rev
          Hlthcare Kobernick/Meadow Pk
          (Prerefunded @ 07/01/02).............  10.000      07/01/22       4,720,225
  5,000   Sarasota Cnty, FL Pub Hosp Brd Miles
          Sarasota Mem Hosp Proj Ser A
          (Embedded Cap) (MBIA Insd)...........   6.688      10/01/21       4,712,500
    980   Tampa Palms, FL Open Space & Tran
          Cmnty Dev Dist Rev Cap Impt
          Area 7 Proj..........................   7.500      05/01/18       1,012,732
    835   Tampa Palms, FL Open Space & Tran
          Cmnty Dev Dist Rev Cap Impt
          Area 7 Proj..........................   8.500      05/01/17         894,661
                                                                         ------------
                                                                           45,838,727
                                                                         ------------
          GEORGIA  3.9%
  3,000   Atlanta, GA Arpt Fac Rev (b).........   6.250      01/01/21       3,070,800
  2,000   Atlanta, GA Urban Residential Fin
          Auth Multi-Family Rev Proj Ser A.....   6.750      07/01/30       1,932,000
  2,000   Fulton Cnty, GA Hsg Auth Multi-Family
          Hsg Rev..............................   6.500      02/01/28       1,929,660
  2,000   George L Smith II GA Wrld Congress
          Cent Auth Rev Domed Stadium Proj Rfdg
          (MBIA Insd) (c)......................   5.500      07/01/20       1,875,020
 20,000   Georgia Loc Govt Ctfs Partn Grantor
          Tr Ser A (MBIA Insd).................   4.750      06/01/28      16,899,200
  1,500   Georgia Muni Elec Auth Pwr Rev Ser X
          (MBIA Insd)..........................   6.500      01/01/20       1,655,370
  9,070   Municipal Elec Auth GA Proj One Sub
          Ser A (MBIA Insd)....................   4.500      01/01/19       7,578,348
                                                                         ------------
                                                                           34,940,398
                                                                         ------------
          HAWAII  2.6%
  3,220   Hawaii St Ser CT (FSA Insd)..........   5.750      09/01/14       3,276,833
  5,500   Hawaii St Ser CT (FSA Insd)..........   5.875      09/01/16       5,603,620
  4,055   Hawaii St Arpts Sys Rev Ser 1993
          (MBIA Insd)..........................   6.350      07/01/07       4,356,327
  2,350   Hawaii St Dept Trans Spl Fac Rev
          Continental Airls Inc................   9.700      06/01/20       2,460,591
  2,365   Hawaii St Dept Trans Spl Fac Rev
          Continental Airls Inc................   5.625      11/15/27       2,077,109

                                               See Notes to Financial Statements

                               September 30, 1999
--------------------------------------------------------------------------------

  Par
Amount
 (000)                 Description               Coupon      Maturity    Market Value
-------------------------------------------------------------------------------------
          HAWAII (CONTINUED)
$ 1,475   Hawaii St Harbor Cap Impt Rev
          (FGIC Insd)..........................   6.350%     07/01/07    $  1,587,247
  1,560   Hawaii St Harbor Cap Impt Rev
          (FGIC Insd)..........................   6.400      07/01/08       1,681,384
    500   Hawaii St Harbor Cap Impt Rev
          (MBIA Insd)..........................   7.000      07/01/17         518,785
  4,500   Honolulu, HI City & Cnty Wastewtr Sys
          Rev (FGIC Insd)......................  *           07/01/15       1,822,770
                                                                         ------------
                                                                           23,384,666
                                                                         ------------
          ILLINOIS  14.5%
  4,180   Bedford Park, IL Tax Increment Rev Sr
          Lien Bedford City Sq Proj (b)........   9.250      02/01/12       4,587,132
  1,710   Bolingbrook, IL Cap Apprec Ser C Rfdg
          (MBIA Insd)..........................  *           01/01/29         301,114
  1,350   Bridgeview, IL Tax Increment
          Rev Rfdg.............................   9.000      01/01/11       1,505,831
  6,375   Broadview, IL Tax Increment
          Rev Sr Lien..........................   8.250      07/01/13       7,366,376
  3,000   Chicago, IL Lakefront Millenium Pkg
          Fac (MBIA Insd)......................  *           01/01/19       2,013,480
 13,600   Chicago, IL Brd Edl Cap Apprec Sch
          Reform B 1 (FGIC Insd)...............  *           12/01/22       3,411,288
  7,500   Chicago, IL Brd Edl Cap Apprec Sch
          Reform B 1 (FGIC Insd)...............  *           12/01/29       1,221,075
  6,800   Chicago, IL Brd Edl Cap Apprec Sch
          Reform Ser A (FGIC Insd).............  *           12/01/19       2,059,788
  5,000   Chicago, IL Brd Edl Cap Apprec Sch
          Reform Ser A (FGIC Insd).............  *           12/01/20       1,424,550
  6,375   Chicago, IL Brd Edl Cap Apprec Sch
          Reform Ser A (FGIC Insd).............  *           12/01/21       1,701,041
  5,000   Chicago, IL Brd Edl Cap Apprec Sch
          Reform Ser A (FGIC Insd).............  *           12/01/27         919,150
  1,000   Chicago, IL Gas Supply Rev Ser A.....   8.100      05/01/20       1,040,960
  1,000   Chicago, IL Metro Wtr Reclamation
          Dist Gtr Chicago.....................   7.000      01/01/11       1,151,320
 10,000   Chicago, IL O'Hare Intl Arpt Rev
          Second Lien Genl Arpt Rfdg
          (AMBAC Insd) (c).....................   5.500      01/01/15       9,752,300
  6,000   Chicago, IL O'Hare Intl Arpt Spl Fac
          Rev United Airls Proj Ser B..........   5.200      04/01/11       5,591,100

                                               See Notes to Financial Statements

                               September 30, 1999
--------------------------------------------------------------------------------

  Par
Amount
 (000)                 Description               Coupon      Maturity    Market Value
-------------------------------------------------------------------------------------
          ILLINOIS (CONTINUED)
$ 4,000   Chicago, IL O'Hare Intl Arpt Spl Fac
          Rev United Airls Inc (b).............   8.500%     05/01/18    $  4,155,760
  4,660   Chicago, IL O'Hare Intl Arpt Spl Fac
          Rev United Airls Inc Ser B...........   8.950      05/01/18       4,975,901
  1,945   Chicago, IL Single Family Mtg Rev Ser
          A (GNMA Collateralized)..............   7.000      09/01/27       2,084,204
    450   Chicago, IL Tax Increment Alloc Santn
          Drain & Ship Canal Ser A.............   7.375      01/01/05         463,437
  1,000   Chicago, IL Tax Increment Alloc Santn
          Drain & Ship Canal Ser A.............   7.750      01/01/14       1,056,980
  1,000   Cook Cnty, IL Cmnty College Dist No
          508 Chicago Ctfs Partn (FGIC Insd)...   8.750      01/01/07       1,227,020
  2,265   Cook Cnty, IL Cons High Sch Dist No
          200 Oak Park (FSA Insd)..............  *           12/01/07       1,499,838
  2,265   Cook Cnty, IL Cons High Sch Dist No
          200 Oak Park (FSA Insd)..............  *           12/01/08       1,413,360
  2,265   Cook Cnty, IL Cons High Sch Dist No
          200 Oak Park (FSA Insd)..............  *           12/01/09       1,333,224
  2,265   Cook Cnty, IL Cons High Sch Dist No
          200 Oak Park (FSA Insd)..............  *           12/01/10       1,251,820
  2,265   Cook Cnty, IL Cons High Sch Dist No
          200 Oak Park (FSA Insd)..............  *           12/01/11       1,173,111
  1,000   Crestwood, IL Tax Increment
          Rev Rfdg.............................   7.250      12/01/08       1,044,680
  1,100   Hodgkins, IL Tax Increment...........   9.500      12/01/09       1,222,364
  1,500   Hodgkins, IL Tax Increment
          Ser A Rfdg...........................   7.625      12/01/13       1,608,540
  1,450   Hoopeston, IL Hosp Cap Impt Rev
          Hoopeston Cmnty Mem Hosp Rfdg........   6.550      11/15/29       1,388,477
  1,500   Huntley, IL Increment Alloc Rev
          Huntley Redev Proj Ser A.............   8.500      12/01/15       1,682,940
  1,000   Huntley, IL Spl Svc Area No 10 Spl
          Tax Ser A............................   6.500      03/01/29         960,140
  1,000   Illinois Dev Fin Auth Elderly Hsg Rev
          Libertyville Towers Ser A............   6.500      09/01/09       1,030,560
    505   Illinois Dev Fin Auth Rev Cmnty Fac
          Clinic Altgeld Proj..................   8.000      11/15/06         538,921

                                               See Notes to Financial Statements

                               September 30, 1999
--------------------------------------------------------------------------------

  Par
Amount
 (000)                 Description               Coupon      Maturity    Market Value
-------------------------------------------------------------------------------------
          ILLINOIS (CONTINUED)
$ 1,000   Illinois Edl Fac Auth Rev Lake Forest
          College (Prerefunded @ 10/01/01) (FSA
          Insd)................................   6.750%     10/01/21    $  1,068,090
  1,000   Illinois Edl Fac Auth Rev
          Northwestern Univ Ser 1985
          (Prerefunded @ 12/01/01).............   6.900      12/01/21       1,074,710
  1,000   Illinois Edl Fac Auth Rev Peace Mem
          Ministries Proj......................   7.500      08/15/26       1,049,010
  1,440   Illinois Hlth Fac Auth Rev Silver
          Cross Hosp & Med Rfdg................   5.500      08/15/19       1,321,776
  4,150   Illinois Hlth Fac Auth Rev Silver
          Cross Hosp & Med Rfdg................   5.500      08/15/25       3,649,593
  2,000   Illinois Hlth Fac Auth Rev Fairview
          Oblig Group Proj B (Prerefunded @
          10/01/02)............................   9.000      10/01/22       2,285,160
  4,100   Illinois Hlth Fac Auth Rev Fairview
          Oblig Group Proj Ser A (Prerefunded @
          10/01/02)............................   9.500      10/01/22       4,731,523
  1,500   Illinois Hlth Fac Auth Rev Fairview
          Oblig Group Ser A Rfdg...............   7.400      08/15/23       1,592,910
    485   Illinois Hlth Fac Auth Rev Glenoaks
          Med Cent Ser D.......................   9.500      11/15/15         525,396
  1,000   Illinois Hlth Fac Auth Rev Mem Hosp
          (Prerefunded @ 05/01/02).............   7.250      05/01/22       1,085,610
  1,000   Illinois Hlth Fac Auth Rev
          Northwestern Mem Hosp (b)............   6.750      08/15/11       1,059,250
  2,600   Illinois Hlth Fac Auth Rev Utd Med
          Cent (Prerefunded @ 07/01/03) (b)....   8.375      07/01/12       2,932,956
    650   Illinois Hsg Dev Auth Residential Mtg
          Rev (Inverse Fltg)...................   9.359      02/13/18         703,625
  1,450   McLean & Woodford Cntys, IL Cmty Unit
          Sch Dist No 005 Normal...............   4.500      01/01/16       1,224,061
    750   Metropolitan Pier & Exposition Auth
          IL Dedicated St Tax Rev (FGIC
          Insd)................................   5.250      12/15/28         680,978
    895   Mill Creek Wtr Reclamation Dist IL
          Sew Rev..............................   8.000      03/01/10         978,512
    540   Mill Creek Wtr Reclamation Dist IL
          Wtrwrks Rev..........................   8.000      03/01/10         590,387
  1,000   Palatine, IL Tax Increment Rev
          Rand/Dundee Cent Proj (Prerefunded @
          01/01/07)............................   7.750      01/01/17       1,150,620
  2,425   Regional Tran Auth IL Rfdg (FSA
          Insd)................................   5.750      06/01/16       2,475,755

                                               See Notes to Financial Statements

                               September 30, 1999
--------------------------------------------------------------------------------

  Par
Amount
 (000)                 Description               Coupon      Maturity    Market Value
-------------------------------------------------------------------------------------
          ILLINOIS (CONTINUED)
$ 2,800   Regional Tran Auth IL Ser A (AMBAC
          Insd)................................   8.000%     06/01/17    $  3,545,584
  7,500   Robbins, IL Res Recovery Rev.........   8.375      10/15/16       4,031,250
  3,000   Robbins, IL Res Recovery Rev
          Recreation Robbins Res Partn Ser B...   8.375      10/15/16       1,612,500
    745   Round Lake Beach, IL Tax Increment
          Rev Rfdg.............................   7.200      12/01/04         789,566
    500   Round Lake Beach, IL Tax Increment
          Rev Rfdg.............................   7.500      12/01/13         535,250
  1,525   Saint Charles, IL Indl Dev Rev
          Tri-City Cent Proj...................   7.500      11/01/13       1,555,713
  7,185   Saint Clair Cnty, IL Cap Apprec (FGIC
          Insd)................................   *          10/01/20       1,976,737
  7,910   Saint Clair Cnty, IL Cap Apprec (FGIC
          Insd)................................   *          10/01/25       1,573,378
  8,260   Saint Clair Cnty, IL Cap Apprec (FGIC
          Insd)................................   *          10/01/27       1,445,170
  8,655   Saint Clair Cnty, IL Cap Apprec (FGIC
          Insd)................................   *          10/01/29       1,335,467
  1,000   Southern IL Univ Rev Cap Apprec Hsg &
          Aux Ser A (MBIA Insd)................   *          04/01/18         335,530
  5,500   Southern IL Univ Rev Cap Apprec Hsg &
          Aux Ser A (MBIA Insd)................   *          04/01/22       1,437,755
  2,000   Southern IL Univ Rev Cap Apprec Hsg &
          Aux Ser A (MBIA Insd)................   *          04/01/24         461,840
  1,100   Southern IL Univ Rev Cap Apprec Hsg &
          Aux Ser A (MBIA Insd)................   *          04/01/28         198,198
  1,240   Southern IL Univ Rev Hsg & Aux Fac
          Sys Ser A (MBIA Insd)................   5.800      04/01/10       1,286,488
  3,370   Will Cnty, IL Comnty Unit Sch Dist No
          365 U Vly View Ser B (FSA Insd)......   *          11/01/18       1,092,453
  2,370   Will Cnty, IL Fst Presv Dist Ser B
          (FGIC Insd)..........................   *          12/01/14         999,998
  4,270   Will Cnty, IL Fst Presv Dist Ser B
          (FGIC Insd)..........................   *          12/01/15       1,688,742
                                                                         ------------
                                                                          130,239,323
                                                                         ------------
          INDIANA  2.6%
  1,000   East Chicago, IN Exempt Fac Inland
          Steel Co Proj No 14..................   6.700      11/01/12         957,010
  2,750   Elkhart Cnty, IN Hosp Auth Rev
          Elkhart Genl Hosp Inc (Prerefunded @
          07/01/02)............................   7.000      07/01/12       2,986,115
  1,650   Indiana Bond Bank Spl Pgm Hendricks
          Redev Ser B (LOC: Canadian Imperial
          Bank Insd)...........................   6.125      02/01/17       1,683,907

                                               See Notes to Financial Statements

                               September 30, 1999
--------------------------------------------------------------------------------

  Par
Amount
 (000)                 Description               Coupon      Maturity    Market Value
-------------------------------------------------------------------------------------
          INDIANA (CONTINUED)
$ 3,125   Indiana Bond Bank Spl Pgm Hendricks
          Redev Ser B (LOC: Canadian Imperial
          Bank Insd)...........................   6.200%     02/01/23    $  3,196,875
  2,000   Indiana Hlth Fac Fin Auth Rev Hoosier
          Care Proj Ser A......................   7.125      06/01/34       1,923,200
    990   Indiana Hlth Fac Fin Auth Rev Metro
          Hlth/IN Inc Proj.....................   6.300      12/01/23         902,167
  2,000   Indiana Hlth Fac Fin Auth Rev Metro
          Hlth/IN Inc Proj.....................   6.400      12/01/33       1,804,320
  7,920   Indiana St Dev Fin Auth Environmental
          USX Corp Proj Rfdg & Impt (b)........   6.250      07/15/30       7,724,772
    550   Indianapolis, IN Loc Pub Impt Bond
          Bank Ser D...........................   6.750      02/01/14         617,930
    140   Saint Joseph Cnty, IN Redev Dist Tax
          Increment Rev Ser B..................   *          06/30/11          55,730
    140   Saint Joseph Cnty, IN Redev Dist Tax
          Increment Rev Ser B..................   *          06/30/12          51,528
    135   Saint Joseph Cnty, IN Redev Dist Tax
          Increment Rev Ser B..................   *          06/30/13          45,942
    130   Saint Joseph Cnty, IN Redev Dist Tax
          Increment Rev Ser B..................   *          06/30/14          40,905
    130   Saint Joseph Cnty, IN Redev Dist Tax
          Increment Rev Ser B..................   *          06/30/15          37,820
    135   Saint Joseph Cnty, IN Redev Dist Tax
          Increment Rev Ser B..................   *          06/30/16          36,314
    225   Saint Joseph Cnty, IN Redev Dist Tax
          Increment Rev Ser B..................   *          06/30/17          55,960
  1,500   Wells Cnty, IN Hosp Auth Rev
          Caylor-Nickel Med Cent Inc Rfdg......   8.500      04/15/03       1,610,790
                                                                         ------------
                                                                           23,731,285
                                                                         ------------

                                               See Notes to Financial Statements

                               September 30, 1999
--------------------------------------------------------------------------------

  Par
Amount
 (000)                 Description               Coupon      Maturity    Market Value
-------------------------------------------------------------------------------------
          IOWA  0.7%
$ 2,045   Iowa Fin Auth Hosp Fac Rev Trinity
          Regl Hosp Proj (FSA Insd)............   6.000%     07/01/07    $  2,174,244
  2,500   Iowa Fin Auth Hosp Fac Rev Trinity
          Regl Hosp Proj (FSA Insd)............   5.750      07/01/17       2,479,175
  2,000   Iowa Fin Auth Multi-Family Rev Hsg
          Hamlet Apts Proj A Rfdg (GNMA
          Collateralized)......................   6.150      05/01/32       2,040,480
                                                                         ------------
                                                                            6,693,899
                                                                         ------------
          KANSAS  0.1%
  1,000   Newton, KS Hosp Rev Newton Hlthcare
          Corp Ser A (Prerefunded @
          11/15/04)............................   7.750      11/15/24       1,148,130
                                                                         ------------
          KENTUCKY  1.4%
  1,000   Bowling Green, KY Indl Dev Rev Coltec
          Inds Inc Rfdg........................   6.550      03/01/09       1,013,110
 10,950   Jefferson Cnty, KY Cap Proj Corp Rev
          Muni Multi-Lease Ser A...............  *           08/15/14       3,919,662
  2,800   Jefferson Cnty, KY Hosp Rev (Inverse
          Fltg) (MBIA Insd)....................   8.901      10/09/08       3,125,500
  1,200   Jefferson Cnty, KY Hosp Rev (Inverse
          Fltg) (Prerefunded @ 10/29/02) (MBIA
          Insd)................................   8.931      10/09/08       1,365,000
  1,250   Kentucky Econ Dev Fin Auth Med Cent
          Rev Ashland Hosp Corp Ser A Rfdg &
          Impt (FSA Insd)......................   6.125      02/01/12       1,315,600
    935   Kentucky Hsg Corp Hsg Rev Ser D
          (FHA/VA Gtd).........................   7.450      01/01/23         971,755
  1,000   Kentucky St Tpk Auth Toll Rd Rev Ser
          A....................................   5.500      07/01/07       1,001,650
                                                                         ------------
                                                                           12,712,277
                                                                         ------------
          LOUISIANA  1.1%
    500   Hodge, LA Util Rev Stone Container
          Corp Ser 1990........................   9.000      03/01/10         515,255
  5,755   Jefferson, LA Sales Tax Dist Spl
          Sales Tax Rev (FSA Insd).............  *           12/01/15       2,304,820
  1,990   Lafayette, LA Econ Dev Auth Indl Dev
          Rev Advanced Polymer Proj Ser 1985...  10.000      11/15/04       2,418,029
  1,000   Lake Charles, LA Harbor & Terminal
          Dist Port Fac Rev Trunkline Rfdg.....   7.750      08/15/22       1,101,160

                                               See Notes to Financial Statements

                               September 30, 1999
--------------------------------------------------------------------------------

  Par
Amount
 (000)                 Description               Coupon      Maturity    Market Value
-------------------------------------------------------------------------------------
          LOUISIANA (CONTINUED)
$   380   Louisiana Pub Fac Auth Rev Indl Dev
          Beverly Enterprises Inc Rfdg.........   8.250%     09/01/08    $    406,516
  1,000   New Orleans, LA Rfdg (FGIC Insd).....   5.500      12/01/21         981,700
    700   Port New Orleans, LA Indl Dev Rev
          Avondale Inds Inc Proj Rfdg..........   8.250      06/01/04         741,356
  1,400   West Feliciana Parish, LA Pollutn Ctl
          Rev Gulf States Util Co Proj Ser A...   7.500      05/01/15       1,492,694
                                                                         ------------
                                                                            9,961,530
                                                                         ------------
          MARYLAND  0.3%
  1,500   Baltimore Cnty, MD Pollutn Ctl Rev
          Bethlehem Steel Corp Proj Ser A
          Rfdg.................................   7.550      06/01/17       1,578,150
  1,650   Maryland St Econ Dev Corp Student Hsg
          Rev..................................   5.750      06/01/29       1,516,267
                                                                         ------------
                                                                            3,094,417
                                                                         ------------
          MASSACHUSETTS  2.4%
  1,000   Boston, MA Rev Boston City Hosp Ser A
          (FHA Gtd) (Prerefunded @ 08/15/00)...   7.625      02/15/21       1,050,440
  1,315   Massachusetts Edl Ln Auth Rev Edl Ln
          Rev Muni Forwards Issue E Ser A
          (AMBAC Insd).........................   7.000      01/01/10       1,379,948
  1,000   Massachusetts St Dev Fin Agy Rev
          Hillcrest Educ Cent Inc..............   6.375      07/01/29         963,170
  1,000   Massachusetts St Dev Fin Agy Rev
          HlthCare Fac Alliance Ser A..........   7.100      07/01/32         993,550
  6,200   Massachusetts St Hlth & Edl Fac Auth
          Rev New England Med Cent Hosp Ser G
          (Embedded Swap) (MBIA Insd) (f)......   3.100/     07/01/13       5,790,490
                                                  5.000
  1,500   Massachusetts St Indl Fin Agy
          Hillcrest Edl Cent Inc Proj..........   8.450      07/01/18       1,716,645
  5,000   Massachusetts St Indl Fin Agy Rev
          First Mtg Reeds Landing Proj.........   8.625      10/01/23       5,452,900
    970   Massachusetts St Indl Fin Agy Rev Gtr
          Lynn Mental Hlth Assoc Proj
          (Prerefunded @ 06/01/04).............   8.800      06/01/14       1,213,130

                                               See Notes to Financial Statements

                               September 30, 1999
--------------------------------------------------------------------------------

  Par
Amount
 (000)                 Description               Coupon      Maturity    Market Value
-------------------------------------------------------------------------------------
          MASSACHUSETTS (CONTINUED)
$ 1,000   Massachusetts St Indl Fin Agy Rev Wtr
          Treatment American Hingham...........   6.600%     12/01/15    $  1,040,290
  2,000   Plymouth Cnty, MA Ctfs Partn Ser A
          (Prerefunded @ 10/01/02).............   7.000      04/01/22       2,186,400
                                                                         ------------
                                                                           21,786,963
                                                                         ------------
          MICHIGAN  2.2%
  3,500   Detroit, MI Downtown Dev Auth Tax
          Increment Rev (Prerefunded @
          07/01/06) (b)........................   6.200      07/01/17       3,831,345
  1,000   Detroit, MI Loc Dev Fin Auth Ser C...   6.850      05/01/21         994,240
    650   Grand Traverse Cnty, MI Hosp Fin Auth
          Hosp Rev Ser A Rfdg (AMBAC Insd).....   6.250      07/01/12         686,160
  1,350   Grand Traverse Cnty, MI Hosp Fin Auth
          Hosp Rev Ser A Rfdg (Prerefunded @
          07/01/02) (AMBAC Insd)...............   6.250      07/01/12       1,441,381
  1,500   Grand Valley, MI St Univ Rev Gen
          (FGIC Insd)..........................   5.500      02/01/18       1,490,460
  1,400   Hillsdale, MI Hosp Fin Auth Hosp Rev
          Hillsdale Cmty Hlth Cent.............   5.250      05/15/26       1,178,142
  3,615   Michigan St House of Representatives
          Ctfs Partn (AMBAC Insd)..............   *          08/15/24         837,559
  7,522   Michigan St Strategic Fd Ltd Oblig
          Rev Great Lakes Pulp & Fiber
          Proj (e).............................   8.000      12/01/27       4,929,679
  4,500   Michigan St Strategic Fd Solid Waste
          Disp Rev Genesee Pwr Station Proj....   7.500      01/01/21       4,714,380
                                                                         ------------
                                                                           20,103,346
                                                                         ------------
          MINNESOTA  0.1%
  1,000   North Saint Paul, MN Multi-Family Rev
          Hsg Cottages North Saint Paul Rfdg...   9.250      02/01/22       1,049,380
                                                                         ------------
          MISSISSIPPI  0.7%
  5,000   Lowndes Cnty, MS Solid Waste Disp &
          Pollutn Ctl Rev Weyerhaeuser Co Rfdg
          (Inverse Fltg).......................   6.700      04/01/22       5,438,850
  1,140   Ridgeland, MS Urban Renewal Rev The
          Orchard Ltd Proj Ser A Rfdg..........   7.750      12/01/15       1,198,186
                                                                         ------------
                                                                            6,637,036
                                                                         ------------

                                               See Notes to Financial Statements

                               September 30, 1999
--------------------------------------------------------------------------------

  Par
Amount
 (000)                 Description               Coupon      Maturity    Market Value
-------------------------------------------------------------------------------------
          MISSOURI  1.7%
$ 1,000   Kansas City, MO Multi-Family Hsg Rev
          Vlg Green Apts Proj..................   6.250%     04/01/30    $    958,070
  2,835   Kansas City, MO Port Auth Fac
          Riverfront Park Proj Ser A (b).......   5.750      10/01/06       2,939,838
  2,000   Lees Summit, MO Indl Dev Auth Hlth
          Fac Rev John Knox Vlg Proj Rfdg &
          Impt.................................   7.125      08/15/12       2,085,460
  1,145   Missouri St Econ Dev Export &
          Infrastructure Brd Med Office Fac Rev
          (MBIA Insd)..........................   7.250      06/01/04       1,224,612
  3,920   Missouri St Econ Dev Export &
          Infrastructure Brd Med Office Fac Rev
          (Prerefunded @ 06/01/04) (MBIA
          Insd) (b)............................   7.250      06/01/14       4,430,502
  2,165   Saint Louis Cnty, MO Indl Dev Auth
          Nursing Home Rev Mary Queen & Mother
          Proj Rfdg (GNMA Collateralized)......   7.125      03/20/23       2,269,396
    805   Saint Louis, MO Tax Increment Rev
          Scullin Redev Area Ser A.............  10.000      08/01/10         970,943
                                                                         ------------
                                                                           14,878,821
                                                                         ------------
          NEBRASKA  0.6%
    850   Nebraska Invt Fin Auth Single Family
          Mtg Rev (Inverse Fltg) (GNMA
          Collateralized)......................   9.314      09/15/24         914,812
    800   Nebraska Invt Fin Auth Single Family
          Mtg Rev (Inverse Fltg) (GNMA
          Collateralized)......................  10.415      09/10/30         856,000
  3,100   Nebraska Invt Fin Auth Single Family
          Mtg Rev (Inverse Fltg) (GNMA
          Collateralized)......................   9.508      10/17/23       3,348,000
                                                                         ------------
                                                                            5,118,812
                                                                         ------------
          NEW HAMPSHIRE  0.8%
  1,555   New Hampshire Higher Edl & Hlth Fac
          Auth Rev.............................   8.800      06/01/09       1,776,090
  1,985   New Hampshire Higher Edl & Hlth Fac
          Auth Rev Daniel Webster College Issue
          Rfdg (Prerefunded @ 07/01/04)........   7.625      07/01/16       2,257,263
  1,000   New Hampshire Higher Edl & Hlth Fac
          Auth Rev New London Hosp Assn Proj...   7.500      06/01/05       1,075,740

                                               See Notes to Financial Statements

                               September 30, 1999
--------------------------------------------------------------------------------

  Par
Amount
 (000)                 Description               Coupon      Maturity    Market Value
-------------------------------------------------------------------------------------
          NEW HAMPSHIRE (CONTINUED)
$   955   New Hampshire St Business Fin Auth
          Elec Fac Rev Plymouth Cogeneration...   7.750%     06/01/14    $    982,408
  1,000   New Hampshire St Tpk Sys Rev Ser A
          Rfdg (FGIC Insd).....................   6.750      11/01/11       1,105,680
                                                                         ------------
                                                                            7,197,181
                                                                         ------------
          NEW JERSEY  6.2%
    400   Atlantic City, NJ Brd Edl Sch
          (Prerefunded @ 12/01/02)
          (AMBAC Insd).........................   6.125      12/01/11         429,080
    250   Camden Cnty, NJ Impt Auth Lease Rev
          Cnty Gtd (Prerefunded @ 10/01/04)
          (MBIA Insd)..........................   6.150      10/01/14         272,768
  2,000   Camden Cnty, NJ Impt Auth Lease Rev
          Dockside Refrig......................   8.400      04/01/24       2,168,940
    500   Essex Cnty, NJ Impt Auth Lease Cnty
          Jail Proj A (MBIA Insd)..............   5.600      12/01/16         501,915
    250   Essex Cnty, NJ Impt Auth Lease Jail &
          Youth House Proj (Prerefunded @
          12/01/04) (AMBAC Insd)...............   6.600      12/01/07         278,382
    370   Essex Cnty, NJ Ser A1 Rfdg
          (AMBAC Insd).........................   5.375      09/01/10         376,664
    250   Hudson Cnty, NJ Ctfs Partn
          Correctional Fac Rfdg (MBIA Insd)....   6.600      12/01/21         263,885
    250   Lacey Muni Util Auth NJ Wtr Rev
          (Prerefunded @ 12/01/04)
          (MBIA Insd)..........................   6.250      12/01/24         274,383
  6,130   Middlesex Cnty, NJ Util Auth Swr Rev
          Ser A Rfdg (MBIA Insd)...............   6.250      08/15/10       6,647,924
    500   Millburn Twp, NJ Brd Ed..............   5.350      07/15/12         508,070
    500   New Jersey Econ Dev Auth Dist Heating
          & Cooling Rev Trigen Trenton Ser A...   6.200      12/01/10         505,555
  2,000   New Jersey Econ Dev Auth Holt Hauling
          & Warehsg Rev Ser G Rfdg.............   8.400      12/15/15       2,123,000
    300   New Jersey Econ Dev Auth Mkt
          Transition Fac Rev Sr Lien Ser A
          (MBIA Insd)..........................   5.800      07/01/09         314,775
    210   New Jersey Econ Dev Auth Pollutn Ctl
          Rev Pub Svcs Elec & Gas Co Proj A
          (MBIA Insd)..........................   6.400      05/01/32         222,986
  1,900   New Jersey Econ Dev Auth Rev First
          Mtg Winchester Gardens Ser A.........   8.500      11/01/16       2,104,991

                                               See Notes to Financial Statements

                               September 30, 1999
--------------------------------------------------------------------------------

  Par
Amount
 (000)                 Description               Coupon      Maturity    Market Value
-------------------------------------------------------------------------------------
          NEW JERSEY (CONTINUED)
$   350   New Jersey Econ Dev Auth Rev RWJ
          Hlthcare Corp (FSA Insd).............   6.250%     07/01/14    $    370,975
  1,000   New Jersey Econ Dev Auth Rev United
          Methodist Homes......................   7.500      07/01/20       1,151,350
  1,000   New Jersey Econ Dev Auth Rev United
          Methodist Homes Oblig Ser A
          (Prerefunded @ 07/01/05).............   7.500      07/01/25       1,151,350
  2,000   New Jersey Econ Dev Auth Spl Fac Rev
          Continental Airls Inc Proj...........   6.250      09/15/19       1,967,480
  2,000   New Jersey Econ Dev Auth Spl Fac Rev
          Continental Airls Inc Proj...........   6.400      09/15/23       1,988,780
     50   New Jersey Econ Dev Auth Spl Fac Rev
          Continental Airls Inc Proj...........   6.250      09/15/29          48,647
    300   New Jersey Econ Dev Auth Wtr Fac Rev
          Hackensack Wtr Co Proj B Rfdg
          (MBIA Insd)..........................   5.900      03/01/24         303,285
    170   New Jersey Hlthcare Fac Fin Auth Rev
          (AMBAC Insd).........................   6.250      07/01/21         175,884
    230   New Jersey Hlthcare Fac Fin Auth Rev
          (Prerefunded @ 07/01/04)
          (AMBAC Insd).........................   6.250      07/01/21         250,702
    490   New Jersey Hlthcare Fac Fin Auth Rev
          Atlantic City Med Cent Ser C Rfdg....   6.800      07/01/11         521,188
    700   New Jersey Hlthcare Fac Fin Auth Rev
          Christ Hosp Group Issue
          (Connie Lee Insd)... ................   7.000      07/01/04         770,140
    400   New Jersey Hlthcare Fac Fin Auth Rev
          Christ Hosp Group Issue
          (Connie Lee Insd)....................   7.000      07/01/06         449,348
    250   New Jersey Hlthcare Fac Fin Auth Rev
          Genl Hosp Cent at Passaic
          (FSA Insd)...........................   6.000      07/01/06         268,973
    250   New Jersey Hlthcare Fac Fin Auth Rev
          Genl Hosp Cent at Passaic
          (FSA Insd)...........................   6.750      07/01/19         280,562
    500   New Jersey Hlthcare Fac Fin Auth Rev
          Southern Ocean Cnty Hosp Ser A.......   6.125      07/01/13         496,325
    400   New Jersey Sports & Exposition Auth
          Convention Cent Luxury Tax Rev Ser A
          Rfdg (MBIA Insd).....................   6.250      07/01/20         427,832
    200   New Jersey St Edl Fac Auth Rev
          Caldwell College Ser A...............   7.250      07/01/25         208,562

                                               See Notes to Financial Statements

                               September 30, 1999
--------------------------------------------------------------------------------

  Par
Amount
 (000)                 Description               Coupon      Maturity    Market Value
-------------------------------------------------------------------------------------
          NEW JERSEY (CONTINUED)
$   250   New Jersey St Edl Fac Auth Rev
          Glassboro St College Ser A
          (Prerefunded @ 07/01/01)
          (MBIA Insd)..........................   6.700%     07/01/21    $    265,588
    270   New Jersey St Hsg & Mtg Fin Agy Rev
          Home Buyer Ser K (MBIA Insd).........   6.375      10/01/26         279,760
    500   New Jersey St Hsg & Mtg Fin Agy Rev
          Home Buyer Ser O (MBIA Insd).........   6.300      10/01/23         515,505
    500   New Jersey St Hsg & Mtg Fin Agy Rev
          Home Buyer Ser S (MBIA Insd).........   6.000      10/01/21         505,770
  3,480   New Jersey St Tpk Auth Tpk Rev Ser C
          Rfdg (MBIA Insd) (b).................   6.500      01/01/16       3,875,084
  4,000   New Jersey St Tran Tr Fd Auth Tran
          Sys Ser A (c)........................   5.500      06/15/11       4,116,280
  5,000   New Jersey St Tran Tr Fd Auth Tran
          Sys Ser A (c)........................   5.625      06/15/14       5,084,750
  6,660   New Jersey St Tran Tr Fd Auth Tran
          Sys Ser A (c)........................   5.750      06/15/15       6,871,988
  6,000   New Jersey St Tran Tr Fd Auth Tran
          Sys Ser A (c)........................   5.750      06/15/20       6,090,480
    300   Union City, NJ (FSA Insd)............   6.375      11/01/10         333,549
                                                                         ------------
                                                                           55,763,455
                                                                         ------------
          NEW MEXICO  0.3%
  2,600   Albuquerque, NM Retirement Fac Rev La
          Vida Llena Proj Ser B Rfdg...........   6.600      12/15/28       2,398,578
                                                                         ------------
          NEW YORK  7.8%
  1,000   Brookhaven, NY Indl Dev Agy Sr
          Residential Hsg Rev Woodcrest Estates
          Fac A................................   6.375      12/01/37         923,990
  1,810   Clifton Springs, NY Hosp & Clinic
          Hosp Rev Rfdg........................   8.000      01/01/20       1,931,487
  6,500   Metropolitan Tran Auth NY Commuter
          Fac Rev (MBIA Insd) (c)..............   5.000      07/01/16       5,995,990
  5,000   Metropolitan Tran Auth NY Svcs
          Contract Tran Fac Ser 5 Rfdg.........   7.000      07/01/12       5,277,800
  1,000   New York City Indl Dev Agy Field
          Hotel Assoc Lp JFK Rfdg..............   6.000      11/01/28         945,680

                                               See Notes to Financial Statements

                               September 30, 1999
--------------------------------------------------------------------------------

  Par
Amount
 (000)                 Description               Coupon      Maturity    Market Value
-------------------------------------------------------------------------------------
          NEW YORK (CONTINUED)
$ 1,000   New York City Indl Dev Agy Laguardia
          Assoc Lp Proj Rfdg...................   6.000%     11/01/28    $    945,680
  1,000   New York City Indl Dev Agy Civic Fac
          Marymount Manhattan College Proj.....   7.000      07/01/23       1,040,290
  4,100   New York City Muni Wtr Fin Auth Wtr &
          Swr Sys Rev Ser B (b)................   5.000      06/15/17       3,691,312
  5,000   New York City Ser A (b)..............   7.000      08/01/07       5,606,000
  4,055   New York City Ser C (b)..............   6.500      08/01/04       4,309,695
    945   New York City Ser C
          (Prerefunded @ 08/01/02).............   6.500      08/01/04       1,013,579
    640   New York City Ser C Subser C1
          (Prerefunded @ 08/01/02).............   7.500      08/01/20         703,904
  2,000   New York City Ser D Rfdg (b).........   8.000      02/01/05       2,292,380
  2,200   New York City Ser E (b)..............   5.700      08/01/08       2,273,282
  5,745   New York City Tran Auth Metro Ser A
          (AMBAC Insd).........................   5.625      01/01/14       5,792,109
  5,000   New York St Dorm Auth Rev City Univ
          Ser F (b)............................   5.500      07/01/12       4,938,700
  2,750   New York St Dorm Auth Rev Court Fac
          Lease Ser A..........................   5.500      05/15/10       2,751,787
  2,295   New York St Dorm Auth Rev Mental Hlth
          Svcs Fac Ser A.......................   5.750      02/15/11       2,344,021
  2,285   New York St Dorm Auth Rev Mental Hlth
          Svcs Fac Ser A.......................   5.750      02/15/12       2,320,395
  2,500   New York St Energy Resh & Dev Auth
          Gas Fac Rev (Inverse Fltg)...........   7.889      04/01/20       2,784,375
  3,000   New York St Energy Resh & Dev Auth
          Gas Fac Rev Brooklyn Union Gas Co Ser
          B (Inverse Fltg).....................   9.564      07/01/26       3,641,250
  2,000   New York St Energy Resh & Dev Auth
          Pollutn Ctl Rev Niagara Mohawk Pwr
          Corp Ser A Rfdg (FGIC Insd)..........   7.200      07/01/29       2,220,280
    185   New York St Med Care Fac Fin Agy Rev
          Mental Hlth Svcs Fac Ser A...........   7.750      08/15/11         196,204
    175   New York St Med Care Fac Fin Agy Rev
          Mental Hlth Svcs Fac Ser C...........   7.300      02/15/21         186,217
  2,400   New York St Urban Dev Corp Rev
          Correctional Cap Fac Rfdg............   5.625      01/01/07       2,461,104

                                               See Notes to Financial Statements

                               September 30, 1999
--------------------------------------------------------------------------------

  Par
Amount
 (000)                 Description               Coupon      Maturity    Market Value
-------------------------------------------------------------------------------------
          NEW YORK (CONTINUED)
$ 1,000   Peekskill, NY Indl Dev Agy Sr Drum
          Hill Sr Living Proj..................   6.375%     10/01/28    $    926,330
  1,200   Port Auth NY & NJ Cons 95th Ser......   6.125      07/15/22       1,234,728
  1,500   Suffolk Cnty, NY Indl Dev Agy Indl
          Dev Rev Spellman High Voltage Fac Ser
          A....................................   6.375      12/01/17       1,420,590
                                                                         ------------
                                                                           70,169,159
                                                                         ------------
          OHIO  1.7%
  1,235   Cleveland Cuyahoga Cnty, OH Port Auth
          Rev Dev Port Cleveland Bond Fd Ser
          A....................................   5.750      05/15/20       1,153,700
    755   Cleveland Cuyahoga Cnty, OH Port Auth
          Rev Dev Port Cleveland Bond
          Fd Ser A.............................   5.800      05/15/27         708,152
    500   Cleveland, OH Pkg Fac Rev Impt
          (Prerefunded @ 09/15/02).............   8.000      09/15/12         558,360
  1,000   Cuyahoga Cnty, OH Hlthcare Fac Rev
          Jennings Hall........................   7.300      11/15/23       1,042,100
    295   Fairfield, OH Econ Dev Rev Beverly
          Enterprises Inc Proj Rfdg............   8.500      01/01/03         307,479
  1,750   Franklin Cnty, OH Hlthcare Friendship
          Vlg Dublin, OH Rfdg..................   5.625      11/01/22       1,616,755
  1,000   Madison Cnty, OH Hosp Impt Rev
          Madison Cnty Hosp Proj Rfdg..........   6.400      08/01/28         922,480
  1,000   Ohio St Air Quality Dev Auth Rev JMG
          Funding Ltd Partn Proj Rfdg
          (AMBAC Insd).........................   6.375      04/01/29       1,035,900
  2,000   Ohio St Solid Waste Rev CSC Ltd
          Poj..................................   8.500      08/01/22       2,000,920
  4,000   Ohio St Solid Waste Rev Rep
          Engineered Steels Proj...............   8.250      10/01/14       4,049,200
  2,000   Ohio St Solid Waste Rev Rep
          Engineered Steels Proj...............   9.000      06/01/21       2,107,380
                                                                         ------------
                                                                           15,502,426
                                                                         ------------

                                               See Notes to Financial Statements

                               September 30, 1999
--------------------------------------------------------------------------------

  Par
Amount
 (000)                 Description               Coupon      Maturity    Market Value
-------------------------------------------------------------------------------------
          OKLAHOMA  0.6%
$ 1,980   McAlester, OK Pub Wks Auth Rev Rfdg &
          Impt (FSA Insd)......................   5.250%     12/01/22    $  2,042,925
  1,780   Oklahoma Hsg Fin Agy Single Family
          Rev Mtg Class B
          (GNMA Collateralized)................   7.997      08/01/18       1,924,322
  1,000   Tulsa, OK Muni Arpt Tran Rev American
          Airls Inc............................   7.600      12/01/30       1,052,370
                                                                         ------------
                                                                            5,019,617
                                                                         ------------
          OREGON  0.5%
  2,000   Oregon St Econ Dev Rev Georgia
          Pacific Corp.........................   6.350      08/01/25       2,028,680
  2,000   Oregon St Hlth Hsg Edl & Cultural
          Facs Auth............................   7.250      06/01/28       1,945,700
    475   Salem, OR Hosp Fac Auth Rev Cap
          Manor Inc............................   7.500      12/01/24         497,116
                                                                         ------------
                                                                            4,471,496
                                                                         ------------
          PENNSYLVANIA  6.8%
    500   Chartiers Vly, PA Indl & Coml Dev
          Auth First Mtg Rev...................   7.250      12/01/11         512,705
  5,000   Chester Cnty, PA Hlth & Edl Fac Auth
          Hlth Sys Rev (AMBAC Insd)............   5.650      05/15/20       4,880,800
  1,000   Cliff House Ctf Trust Var Sts Ctfs
          Partn Ser A..........................   6.625      06/01/27       1,000,000
  5,000   Dauphin Cnty, PA Genl Auth Rev Hotel
          & Conf Cent Hyatt Regency (b)........   6.200      01/01/29       4,668,400
  1,400   Erie, PA Sch Dist Cap Apprec Rfdg
          (FSA Insd)...........................  *           09/01/25         301,168
  2,500   Harrisburg, PA Auth Wtr Rev
          (Inverse Fltg) (FGIC Insd)...........   7.580      06/15/18       2,575,000
  1,320   Harrisburg, PA Cap Apprec Nts Ser D
          Rfdg (AMBAC Insd)....................  *           09/15/16         498,128
  1,535   Harrisburg, PA Cap Apprec Nts Ser D
          Rfdg (AMBAC Insd)....................  *           09/15/19         478,168
  1,000   Lebanon Cnty, PA Hlth Fac Auth Hlth
          Cent Rev United Church of Christ
          Homes Rfdg...........................   6.750      10/01/10       1,000,290
  1,000   Lehigh Cnty, PA Indl Dev Auth
          Lifepath Inc Proj....................   6.100      06/01/18         901,610
    875   Lehigh Cnty, PA Indl Dev Auth
          Rev Rfdg.............................   8.000      08/01/12         909,248
  1,230   Luzerne Cnty, PA Indl Dev Auth First
          Mtg Gross Rev Rfdg...................   7.875      12/01/13       1,303,099

                                               See Notes to Financial Statements

                               September 30, 1999
--------------------------------------------------------------------------------

  Par
Amount
 (000)                 Description               Coupon      Maturity    Market Value
-------------------------------------------------------------------------------------
          PENNSYLVANIA (CONTINUED)
$ 1,500   McKean Cnty, PA Hosp Auth Hosp Rev
          Bradford Hosp Proj
          (Crossover Rfdg @ 10/01/00)..........   8.875%     10/01/20    $  1,598,535
  1,000   Montgomery Cnty, PA Higher Edl & Hlth
          Auth Rev.............................   6.750      07/01/29         942,640
  3,000   Montgomery Cnty, PA Higher Edl & Hlth
          Auth Hosp Rev (Embedded Swap)
          (AMBAC Insd).........................   7.130      06/01/12       3,192,060
  1,000   Montgomery Cnty, PA Indl Dev Auth
          Retirement Cmnty Rev.................   6.300      01/01/13         960,440
  5,000   Pennsylvania St Higher Edl Assistance
          Agy Student Ln Rev Rfdg (Inverse
          Fltg) (AMBAC Insd)...................   9.267      09/01/26       5,818,750
  3,500   Pennsylvania St Higher Edl Fac Auth
          College & Univ Rev...................   4.500      07/15/21       2,878,925
  3,150   Philadelphia, PA Auth For Indl Dev
          Rev Coml Dev RMK Rfdg................   7.750      12/01/17       3,408,394
    685   Philadelphia, PA Hosp & Higher Edl
          Fac Auth Hosp Rev....................   7.250      03/01/24         695,090
 25,000   Pittsburgh & Allegheny Cnty PA Pub
          Auditorium Auth Excise Tax Rev
          (AMBAC Insd).........................   4.500      02/01/29      19,837,000
  1,450   Ridley Park, PA Hosp Auth Rev Taylor
          Hosp Ser A Rfdg Hosp Auth Rev Ser
          1993A................................   6.000      12/01/13       1,532,157
  1,000   Scranton Lackawanna, PA Hlth &
          Welfare Auth Rev Allied Svcs Rehab
          Hosp Ser A...........................   7.375      07/15/08       1,065,780
    500   Scranton Lackawanna, PA Hlth &
          Welfare Auth Rev Moses Taylor Hosp
          Proj (Prerefunded @ 07/01/01)........   8.250      07/01/09         542,765
                                                                         ------------
                                                                           61,501,152
                                                                         ------------
          RHODE ISLAND  0.6%
  1,950   Providence, RI Redev Agy Ctfs Partn
          Ser A................................   8.000      09/01/24       2,068,385
  2,345   Rhode Island Hsg & Mtg Fin Corp
          Rental Hsg Pgm Ser B (FHA Gtd).......   7.950      10/01/30       2,397,575
    555   West Warwick, RI Ser A...............   7.300      07/15/08         600,321
                                                                         ------------
                                                                            5,066,281
                                                                         ------------

                                               See Notes to Financial Statements

                               September 30, 1999
--------------------------------------------------------------------------------

  Par
Amount
 (000)                 Description               Coupon      Maturity    Market Value
-------------------------------------------------------------------------------------
          SOUTH CAROLINA  1.6%
$ 2,000   Charleston Cnty, SC Indl Rev Zeigler
          Coal Hldg............................   6.950%     08/10/28    $  1,947,380
  1,070   Piedmont Muni Pwr Agy SC Elec Rev....   5.000      01/01/25         892,851
 11,420   South Carolina Tran Infrastructure
          Bank Rev.............................  *           10/01/15      11,204,390
                                                                         ------------
                                                                           14,044,621
                                                                         ------------
          SOUTH DAKOTA  0.4%
  2,500   South Dakota St Hlth & Edl Fac Auth
          Rev..................................   5.650      04/01/22       2,271,100
  1,000   South Dakota St Hlth & Edl Fac Auth
          Rev Huron Regl Med Cent..............   7.250      04/01/20       1,070,480
                                                                         ------------
                                                                            3,341,580
                                                                         ------------
          TENNESSEE  0.3%
  2,000   Springfield, TN Hlth & Edl Jesse
          Holman Jones Hosp Proj (Prerefunded @
          04/01/06)............................   8.500      04/01/24       2,439,180
                                                                         ------------
          TEXAS  10.8%
  1,000   Abia Dev Corp TX Arpt Fac Rev Austin
          Belly Port Dev Proj A................   6.500      10/01/23         949,590
  1,000   Austin, TX Arpt Sys Rev Prior Lien
          Ser A (MBIA Insd)....................   6.125      11/15/25       1,013,950
  5,730   Austin, TX Rev Sub Ser A Rfdg
          (MBIA Insd)..........................  *           05/15/16       2,204,159
  1,000   Austin-Bergstorm Landhost Enterprises
          Inc TX Arpt Hotel Sr Ser A...........   6.750      04/01/27         956,890
    500   Baytown, TX Ppty Mgmt & Dev Corp Ser
          A (FNMA Collateralized)..............   6.100      08/15/21         504,925
    130   Bell Cnty, TX Hlth Fac Dev Corp Rev
          Hosp Proj............................   9.250      07/01/08         134,195
  2,000   Bell Cnty, TX Indl Dev Corp Solid
          Waste Disposal Rev...................   7.600      12/01/17       1,903,200
    500   Bexar Cnty, TX Hlth Fac Dev Corp Hosp
          Rev Saint Luke's Lutheran Hosp.......   7.000      05/01/21         580,930
  1,500   Bexar Cnty, TX Hlth Fac Dev Corp Hosp
          Rev Saint Luke's Lutheran Hosp
          (Prerefunded @ 05/01/03) (b).........   7.900      05/01/18       1,662,315
    242   Bexar Cnty, TX Hsg Fin Corp Rev Ser A
          (GNMA Collateralized)................   8.200      04/01/22         249,587
  3,350   Brazos River Auth TX Rev Houston Inds
          Inc Proj Ser D Rfdg (MBIA Insd)......   4.900      10/01/15       3,054,664

                                               See Notes to Financial Statements

                               September 30, 1999
--------------------------------------------------------------------------------

  Par
Amount
 (000)                 Description               Coupon      Maturity    Market Value
-------------------------------------------------------------------------------------
          TEXAS (CONTINUED)
$ 1,675   Cedar Hill, TX Indpt Sch Dist Cap
          Apprec Rfdg..........................  *           08/15/15    $    664,355
    625   Clear Creek, TX Indpt Sch Dist
          (Prerefunded @ 02/01/01) (b).........   6.250%     02/01/11         642,294
    250   Coastal Wtr Auth TX Conveyance Sys
          Rev (AMBAC Insd).....................   6.250      12/15/17         261,218
  5,000   Dallas Cnty, TX Util & Reclamation
          Dist Ser B Rfdg (AMBAC Insd) (c).....   5.875      02/15/29       4,968,150
    940   Dallas-Fort Worth, TX Intl Arpt Fac
          Impt Corp Rev American Airls Inc.....   7.500      11/01/25         980,467
    250   El Paso, TX Hsg Auth Multi-Family Rev
          Ser A................................   6.250      12/01/09         257,235
     75   Galveston, TX Ppty Fin Auth Single
          Family Mtg Rev Ser A.................   8.500      09/01/11          79,130
  7,350   Grapevine Colleyville Indpt Sch Dist
          TX...................................  *           08/15/11       3,881,314
    250   Guadalupe Blanco River Auth TX Indl
          Dev Corp Pollutn Ctl Rev.............   6.350      07/01/22         261,078
  1,250   Harris Cnty, TX Hlth Fac Dev Corp Mem
          Hosp Sys Proj Rfdg...................   7.125      06/01/15       1,361,587
    250   Harris Cnty, TX Muni Util Dist No 120
          (Prerefunded @ 08/01/01).............   8.000      08/01/14         266,415
    375   Harris Cnty, TX Sch Hlthcare Corp Sys
          Rev (Prerefunded @ 07/01/01).........   7.100      07/01/21         400,298
  1,250   Irving, TX Indpt Sch Dist
          (PFS Gtd)............................  *           02/15/17         457,450
  1,000   Irving, TX Indpt Sch Dist Cap Apprec
          Ser A Rfdg (PFS Gtd).................  *           02/15/18         342,930
  5,045   Leander, TX Indpt Sch Dist Cap Apprec
          Rfdg (PFS Gtd).......................  *           08/15/19       1,567,078
    250   Lockhart, TX Correctional Fac Fin
          Corp Rev (Prerefunded @ 04/01/01)
          (MBIA Insd)..........................   6.625      04/01/12         259,055
 15,000   Lower Co River Auth TX Rev Ser A Rfdg
          (FSA Insd)...........................   5.875      05/15/14      15,380,250
  7,500   Lower Co River Auth TX Rev Ser A Rfdg
          (FSA Insd)...........................   5.875      05/15/15       7,653,900
  6,500   Lower Co River Auth TX Rev Ser A Rfdg
          (FSA Insd)...........................   5.875      05/15/16       6,602,180

                                               See Notes to Financial Statements

                               September 30, 1999
--------------------------------------------------------------------------------

  Par
Amount
 (000)                 Description               Coupon      Maturity    Market Value
-------------------------------------------------------------------------------------
          TEXAS (CONTINUED)
$ 2,000   Montgomery Cnty, TX Muni Util Dist No
          47 Wtrwks & Swr (AMBAC Insd)...........   4.750%     10/01/24    $  1,677,220
  3,500   North Central TX Hlth Fac Dev Corp
          Rev Presbyterian Hlthcare Sys Ser C
          (Inverse Fltg)
          (Prerefunded @ 06/19/01) (MBIA Insd)...   9.295      06/22/21       3,893,750
    750   Northwest Harris Cnty, TX Muni Util
          Dist No 23 (Prerefunded @
          04/01/01)..............................   8.100      10/01/15         792,202
  3,560   Rockwall, TX Ind Sch Dist Cap Apprec
          Rfdg (PSF Gtd).........................  *           08/15/20       1,021,720
  2,600   Rockwall, TX Ind Sch Dist Cap Apprec
          Rfdg (PSF Gtd).........................  *           08/15/24         579,566
    250   San Antonio, TX Hlth Fac Dev Corp Rev
          Encore Nursing Cent Partn..............   8.250      12/01/19         268,400
    250   Tarrant Cnty, TX Hlth Fac Dev Corp
          Hosp Rev Rfdg & Impt...................   7.000      05/15/28         262,800
    250   Tarrant Cnty, TX Hlth Fac Dev Corp
          Hosp Rev Rfdg & Impt
          (Prerefunded @ 05/15/03)...............   7.000      05/15/28         274,885
  2,000   Tarrant Cnty, TX Hlth Facs Dev Corp
          Rev (MBIA Insd)........................   6.000      01/01/37       2,009,780
    227   Texas Genl Svcs Cmnty Partn Interests
          Office Bldg & Land Acquisition
          Proj...................................   7.000      08/01/09         232,511
    500   Texas Genl Svcs Cmnty Partn Interests
          Office Bldg & Land Acquisition
          Proj...................................   7.000      08/01/19         510,975
    500   Texas Genl Svcs Cmnty Partn Interests
          Office Bldg & Land Acquisition
          Proj...................................   7.000      08/01/24         510,975
    858   Texas Genl Svcs Cmnty Partn Lease
          Purchase Ctfs..........................   7.500      02/15/13         876,106
     95   Texas Hsg Agy Single Family Mtg Rev
          Ser A Rfdg.............................   7.150      09/01/12          99,228
  5,430   Texas St College Student Ln............   5.000      08/01/23       4,843,397
  6,000   Texas St Dept Hsg & Cmnty Affairs
          Home Mtg Rev Coll Ser C Rfdg
          (Inverse Fltg) (GNMA Collateralized)...   9.612      07/02/24       6,765,000
    175   Texas St Higher Edl Brd College
          Sr Lien................................   7.700      10/01/25         183,453

                                               See Notes to Financial Statements

                               September 30, 1999
--------------------------------------------------------------------------------

  Par
Amount
 (000)                 Description               Coupon      Maturity    Market Value
-------------------------------------------------------------------------------------
          TEXAS (CONTINUED)
$ 4,025   Texas St Higher Edl Coordinating Brd
          College Student Ln...................  *           10/01/25    $  4,045,004
  1,000   Texas St Veterans Hsg Assist.........   6.800%     12/01/10       1,043,000
    990   Texas St Veterans Hsg Assist
          (MBIA Insd)..........................   6.800      12/01/23       1,039,579
  5,100   Uvalde, TX Cons Indpt Sch Dist.......   4.500      08/01/22       4,146,963
  2,250   West Side Calhoun Cnty, TX Navig Dist
          Solid Waste Disp Union Carbide Chem &
          Plastics.............................   8.200      03/15/21       2,377,957
  3,245   Wylie, TX Indpt Sch Dist Cap Apprec
          Rfdg (PSF Gtd).......................  *           08/15/26         636,961
                                                                         ------------
                                                                           97,592,221
                                                                         ------------
          UTAH  2.1%
  3,025   Bountiful, UT Hosp Rev South Davis
          Cmnty Hosp Proj
          (Prerefunded @ 06/15/04).............   9.500      12/15/18       3,716,938
  1,340   Hildale, UT Elec Rev Gas Turbine Elec
          Fac Proj.............................   7.800      09/01/15       1,273,456
  1,000   Hildale, UT Elec Rev Gas Turbine Elec
          Fac Proj.............................   8.000      09/01/20         947,190
  1,000   Hildale, UT Elec Rev Gas Turbine Elec
          Fac Proj.............................   7.800      09/01/25         942,030
 11,000   Salt Lake City, UT Hosp Rev IHC Hosp
          Inc Rfdg.............................   7.050      02/15/12      11,693,880
    310   Utah St Hsg Fin Agy Single Family Mtg
          Sr Ser A1 (FHA Gtd)..................   7.100      07/01/14         312,006
    420   Utah St Hsg Fin Agy Single Family Mtg
          Sr Ser A2 (FHA Gtd)..................   7.200      01/01/27         422,801
                                                                         ------------
                                                                           19,308,301
                                                                         ------------
          VIRGINIA  2.7%
  4,000   Alexandria, VA Redev & Hsg Auth 3001
          Pk Cent Apts Ser A Rfdg (b)..........   6.375      04/01/34       3,772,360
  3,850   Charles City Cnty, VA Indl Dev Auth
          Solid Waste Disp Fac Rev Waste Mgmt
          VA Inc Proj Rfdg.....................   4.875      02/01/09       3,508,775
  2,000   Fairfax Cnty, VA Pk Auth Pk Fac
          Rev..................................   6.625      07/15/14       2,082,460
  3,500   Fredericksburg, VA Indl Dev Auth Hosp
          Fac Rev (Prerefunded @ 08/15/01)
          (FGIC Insd)..........................   6.600      08/15/23       3,703,700
  2,080   Loudoun Cnty, VA Ctfs Partn
          (FSA Insd)...........................   6.800      03/01/14       2,261,438
  1,000   Loudoun Cnty, VA Ctfs Partn
          (FSA Insd)...........................   6.900      03/01/19       1,089,320

                                               See Notes to Financial Statements

                               September 30, 1999
--------------------------------------------------------------------------------

  Par
Amount
 (000)                 Description               Coupon      Maturity    Market Value
-------------------------------------------------------------------------------------
          VIRGINIA (CONTINUED)
$ 3,000   Peninsula Ports Auth VA Rev Port Fac
          Zeigler Coal Rfdg....................   6.900%     05/02/22    $  2,937,000
  5,000   Roanoke, VA Indl Dev Auth Hosp Rev
          Roanoke Mem Hosp Ser B Rfdg
          (MBIA Insd)..........................   4.700      07/01/20       5,188,800
                                                                         ------------
                                                                           24,543,853
                                                                         ------------
          WASHINGTON  1.1%
  5,550   Chelan Cnty, WA Pub Util Dist Cap
          Apprec Rfdg A (MBIA Insd)............  *           06/01/28         992,507
 10,000   Chelan Cnty, WA Pub Util Dist No 1
          Columbia River Rock 1S Hydro Elec Sys
          Rev Ser A Rfdg (MBIA Insd)...........  *           06/01/29       1,683,100
  1,250   Washington St Pub Pwr Supply Sys
          Nuclear Proj No 1 Rev (FGIC Insd)....   7.125      07/01/16       1,453,063
  2,555   Washington St Pub Pwr Supply Sys
          Nuclear Proj No 1 Rev Ser C Rfdg
          (FSA Insd)...........................   5.375      07/01/15       2,473,061
  3,750   Washington St Pub Pwr Supply Sys
          Nuclear Proj No 3 Rev Ser C Rfdg
          (FSA Insd)...........................   5.375      07/01/15       3,629,737
                                                                         ------------
                                                                           10,231,468
                                                                         ------------
          WEST VIRGINIA  0.6%
  4,000   West VA St Hosp Fin Auth Hosp Rev
          Bears & Bulls WV Univ Med Corp Rfdg
          (MBIA Insd)..........................   6.100      01/01/18       4,058,480
  1,500   West VA St Hosp Fin Auth Hosp Rev
          Hosp Rev Bulls (MBIA Insd)...........   8.700      01/01/18       1,608,600
                                                                         ------------
                                                                            5,667,080
                                                                         ------------
          WISCONSIN  0.8%
    750   Jefferson, WI Swr Sys Wtrwrks & Elec
          Sys Mtg Rev
          (Prerefunded @ 07/01/01).............   7.400      07/01/16         789,885
  1,000   Oconto Falls, WI Cmnty Dev Oconto
          Falls Tissue Inc Proj................   7.750      12/01/22       1,023,620
  2,000   Southeast WI Professional Baseball Pk
          Dist Sales Tax Rev (MBIA Insd) (b)...  *           12/15/27         373,900
  3,500   Southeast WI Professional Baseball Pk
          Dist Sales Tax Rev (MBIA Insd) (b)...  *           12/15/28         616,210
  3,500   Southeast WI Professional Baseball Pk
          Dist Sales Tax Rev (MBIA Insd) (b)...  *           12/15/29         580,300

                                               See Notes to Financial Statements

                               September 30, 1999
--------------------------------------------------------------------------------

  Par
Amount
 (000)                 Description               Coupon      Maturity    Market Value
-------------------------------------------------------------------------------------
          WISCONSIN (CONTINUED)
$ 1,150   Wisconsin Hsg & Econ Dev Auth Home
          Ownership Rev Rfdg (Inverse Fltg)....   9.753%     10/25/22    $  1,243,437
    540   Wisconsin St Hlth & Edl Fac Auth Rev
          Hess Mem Hosp Assn...................   7.200      11/01/05         552,053
  2,000   Wisconsin St Hlth & Edl Milwaukee
          Catholic Home Proj...................   7.500      07/01/26       2,099,880
                                                                         ------------
                                                                            7,279,285
                                                                         ------------
          GUAM  0.0%
    250   Guam Govt Ser A......................   5.750      09/01/04         252,492
                                                                         ------------
          MARIANA ISLANDS  0.2%
    500   Northern Mariana Islands Pub Sch Sys
          Proj Ser A...........................   5.125      10/01/06         514,510
    500   Northern Mariana Islands Pub Sch Sys
          Proj Ser A...........................   5.125      10/01/07         512,865
    500   Northern Mariana Islands Pub Sch Sys
          Proj Ser A...........................   5.125      10/01/08         510,480
                                                                         ------------
                                                                            1,537,855
                                                                         ------------
          PUERTO RICO  0.2%
    200   Puerto Rico Comwlth Hwy & Tran Auth
          Hwy Rev Ser V Rfdg...................   6.625      07/01/12         212,224
    250   Puerto Rico Elec Pwr Auth Pwr Rev Ser
          T (Prerefunded @ 07/01/04)...........   6.375      07/01/24         276,777
    250   Puerto Rico Elec Pwr Auth Pwr Rev Ser
          U Rfdg...............................   6.000      07/01/14         257,160
    250   Puerto Rico Elec Pwr Auth Pwr Rev Ser
          Z Rfdg...............................   5.500      07/01/14         249,853
    310   Puerto Rico Hsg Bank & Fin Agy Single
          Family Mtg Rev
          (GNMA Collateralized)................   6.250      04/01/29         314,982
    300   Puerto Rico Pub Bldgs Auth Gtd Pub
          Edl & Hlth Fac Ser M Rfdg
          (FSA Insd)...........................   5.750      07/01/15         305,625
                                                                         ------------
                                                                            1,616,621
                                                                         ------------
TOTAL INVESTMENTS  108.4%
  (Cost $971,829,318)................................................     977,418,262
LIABILITIES IN EXCESS OF OTHER ASSETS  (8.4%)........................     (75,833,298)
                                                                         ------------
NET ASSETS  100.0%...................................................    $901,584,964
                                                                         ============

                                               See Notes to Financial Statements

                               September 30, 1999
--------------------------------------------------------------------------------

 * Zero coupon bond
(a) 144A securities are those which are exempt from registration under Rule 144A of the Securities Act of 1933. These securities may not be resold in transactions exempt from registration which are normally transactions with qualified institutional buyers.
(b) Assets segregated as collateral for when issued or delayed delivery purchase commitments, open futures and open options transactions.
(c) Securities purchased on a when issued or delayed delivery basis.
(d) Market value is determined in accordance with procedures established in good faith by the Board of Trustees.
(e) Currently is a payment-in-kind security which will convert to a cash paying security at a predetermined date.
(f) Security is a "step-up" bond where the coupon increases or steps up at a predetermined date.
(g) Interest is accruing less than the stated coupon.

AMBAC--AMBAC Indemnity Corporation
BIGI--Bond Investor Guaranty Inc.
Connie Lee--Connie Lee Insurance Company
FGIC--Financial Guaranty Insurance Company
FHA/VA--Federal Housing Administration/Department of Veterans Affairs
FNMA--Federal National Mortgage Association
FSA--Financial Security Assurance Inc.
GNMA--Government National Mortgage Association
LOC--Letter of Credit
MBIA--Municipal Bond Investors Assurance Corp.
PSF--Public School Fund

                                               See Notes to Financial Statements

                      STATEMENT OF ASSETS AND LIABILITIES

                               September 30, 1999
--------------------------------------------------------------------------------

ASSETS:
Total Investments (Cost $971,829,318).......................  $  977,418,262
Receivables:
  Interest..................................................      15,441,251
  Investments Sold..........................................      12,962,551
  Fund Shares Sold..........................................         347,725
Other.......................................................          52,638
                                                              --------------
      Total Assets..........................................   1,006,222,427
                                                              --------------
LIABILITIES:
Payables:
  Investments Purchased.....................................      79,484,892
  Bank Borrowings...........................................      20,233,410
  Income Distributions......................................       1,739,548
  Fund Shares Repurchased...................................       1,101,692
  Distributor and Affiliates................................         922,552
  Investment Advisory Fee...................................         354,766
  Variation Margin on Futures...............................          55,873
Accrued Expenses............................................         507,248
Trustees' Deferred Compensation and Retirement Plans........         229,670
Options at Market Value (Net premiums received of
  $15,486)..................................................           7,812
                                                              --------------
      Total Liabilities.....................................     104,637,463
                                                              --------------
NET ASSETS..................................................  $  901,584,964
                                                              ==============
NET ASSETS CONSIST OF:
Capital (Par value of $.01 per share with an unlimited
  number of shares authorized)..............................  $  911,713,769
Net Unrealized Appreciation.................................       6,301,745
Accumulated Undistributed Net Investment Income.............         691,607
Accumulated Net Realized Loss...............................     (17,122,157)
                                                              --------------
NET ASSETS..................................................  $  901,584,964
                                                              ==============
MAXIMUM OFFERING PRICE PER SHARE:
  Class A Shares:
    Net asset value and redemption price per share (Based on
      net assets of $777,523,133 and 53,609,969 shares of
      beneficial interest issued and outstanding)...........  $        14.50
    Maximum sales charge (4.75%* of offering price).........             .72
                                                              --------------
    Maximum offering price to public........................  $        15.22
                                                              ==============
  Class B Shares:
    Net asset value and offering price per share (Based on
      net assets of $106,559,134 and 7,354,016 shares of
      beneficial interest issued and outstanding)...........  $        14.49
                                                              ==============
  Class C Shares:
    Net asset value and offering price per share (Based on
      net assets of $17,502,697 and 1,209,052 shares of
      beneficial interest issued and outstanding)...........  $        14.48
                                                              ==============

* On sales of $100,000 or more, the sales charge will be reduced.

                                               See Notes to Financial Statements

                            STATEMENT OF OPERATIONS

                     For the Year Ended September 30, 1999
--------------------------------------------------------------------------------

INVESTMENT INCOME:
Interest....................................................  $ 61,364,894
                                                              ------------
EXPENSES:
Investment Advisory Fee.....................................     4,580,681
Distribution (12b-1) and Service Fees (Attributed to Classes
  A, B and C of $1,915,857, $1,508,645 and $163,812)........     3,588,314
Shareholder Services........................................       786,700
Legal.......................................................        79,650
Custody.....................................................        91,966
Trustees' Fees and Related Expenses.........................        55,542
Other.......................................................       712,375
                                                              ------------
    Total Operating Expenses................................     9,895,228
    Less Credits Earned on Overnight Cash Balances..........        31,223
                                                              ------------
    Net Operating Expenses..................................     9,864,005
    Interest Expense........................................     1,462,202
                                                              ------------
NET INVESTMENT INCOME.......................................  $ 50,038,687
                                                              ============
REALIZED AND UNREALIZED GAIN/LOSS:
Realized Gain/Loss:
  Investments...............................................  $ (2,353,389)
  Options...................................................      (813,569)
  Futures...................................................    (2,707,560)
                                                              ------------
Net Realized Loss...........................................    (5,874,518)
                                                              ------------
Unrealized Appreciation/Depreciation:
  Beginning of the Period...................................    90,902,720
                                                              ------------
  End of the Period:
    Investments.............................................     5,588,944
    Options.................................................         7,674
    Futures.................................................       705,127
                                                              ------------
                                                                 6,301,745
                                                              ------------
Net Unrealized Depreciation During the Period...............   (84,600,975)
                                                              ------------
NET REALIZED AND UNREALIZED LOSS............................  $(90,475,493)
                                                              ============
NET DECREASE IN NET ASSETS FROM OPERATIONS..................  $(40,436,806)
                                                              ============

                                               See Notes to Financial Statements

                       STATEMENT OF CHANGES IN NET ASSETS

            For the Year Ended September 30, 1999, Nine Months Ended
            September 30, 1998 and the Year Ended December 31, 1997
--------------------------------------------------------------------------------

                                     Year Ended       Nine Months Ended       Year Ended
                                 September 30, 1999   September 30, 1998   December 31, 1997
--------------------------------------------------------------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income..........    $  50,038,687        $   40,753,662       $  53,413,395
Net Realized Gain/Loss.........       (5,874,518)            6,553,399          10,327,114
Net Unrealized
  Appreciation/Depreciation
  During the Period............      (84,600,975)            6,332,209          23,723,238
                                   -------------        --------------       -------------
Change in Net Assets from
  Operations...................      (40,436,806)           53,639,270          87,463,747
                                   -------------        --------------       -------------
Distributions from Net
  Investment Income:
  Class A Shares...............      (43,701,298)          (31,284,803)        (43,085,857)
  Class B Shares...............       (7,150,083)           (7,203,055)         (9,834,294)
  Class C Shares...............         (777,748)             (518,861)           (604,662)
                                   -------------        --------------       -------------
    Total Distributions........      (51,629,129)          (39,006,719)        (53,524,813)
                                   -------------        --------------       -------------
NET CHANGE IN NET ASSETS FROM
  INVESTMENT ACTIVITIES........      (92,065,935)           14,632,551          33,938,934
                                   -------------        --------------       -------------
FROM CAPITAL TRANSACTIONS:
Proceeds from Shares Sold......      753,276,652           531,715,930         535,028,913
Net Asset Value of Shares
  Issued Through Dividend
  Reinvestment.................       27,273,773            19,893,086          27,237,798
Cost of Shares Repurchased.....     (789,074,743)         (556,676,605)       (619,837,342)
                                   -------------        --------------       -------------
NET CHANGE IN NET ASSETS FROM
  CAPITAL TRANSACTIONS.........       (8,524,318)           (5,067,589)        (57,570,631)
                                   -------------        --------------       -------------
TOTAL INCREASE/DECREASE IN NET
  ASSETS.......................     (100,590,253)            9,564,962         (23,631,697)
NET ASSETS:
Beginning of the Period........    1,002,175,217           992,610,255       1,016,241,952
                                   -------------        --------------       -------------
End of the Period (Including
  accumulated undistributed net
  investment income of
  $691,607, $2,282,049 and
  $535,106, respectively)......    $ 901,584,964        $1,002,175,217       $ 992,610,255
                                   =============        ==============       =============

                                               See Notes to Financial Statements

                              FINANCIAL HIGHLIGHTS

     The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.
--------------------------------------------------------------------------------

                                               Nine Months
                             Year Ended           Ended              Year Ended December 31,
                            September 30,     September 30,   -------------------------------------
Class A Shares                  1999              1998         1997      1996      1995      1994
---------------------------------------------------------------------------------------------------
Net Asset Value,
Beginning of the
Period................... $          15.991      $15.767      $15.267   $15.549   $14.261   $16.164
                          -----------------      -------      -------   -------   -------   -------
Net Investment Income....              .819         .664         .852      .898      .874      .886
Net Realized and
  Unrealized Gain/Loss...            (1.461)        .195         .500     (.298)    1.296    (1.907)
                          -----------------      -------      -------   -------   -------   -------
Total from Investment
  Operations.............             (.642)        .859        1.352      .600     2.170    (1.021)
Less Distributions from
  Net Investment
  Income.................              .846         .635         .852      .882      .882      .882
                          -----------------      -------      -------   -------   -------   -------
Net Asset Value, End of
  the Period............. $          14.503      $15.991      $15.767   $15.267   $15.549   $14.261
                          =================      =======      =======   =======   =======   =======
Total Return (a).........            (4.25%)       5.62%*       9.14%     4.07%    15.61%    (6.37%)
Net Assets at End of the
  Period (In millions)...            $777.5      $ 788.7      $ 766.2   $ 792.3   $ 839.7   $ 495.8
Ratio of Operating
  Expenses to Average Net
  Assets (b).............              .88%         .84%         .89%      .94%      .99%      .99%
Ratio of Interest Expense
  to Average Net
  Assets.................              .17%         .03%          N/A       N/A       N/A       N/A
Ratio of Net Investment
  Income to Average Net
  Assets (b).............             5.34%        5.63%        5.54%     5.93%     5.86%     5.93%
Portfolio Turnover.......              116%          89%*        104%       73%       61%       75%

(a) Total Return is based upon net asset value which does not include payment of the maximum sales charge or contingent deferred sales charge.

(b) For the years ended December 31, 1996 and 1995, the impact on the Ratios of Expenses and Net Investment Income to Average Net Assets due to Van Kampen's reimbursement of certain expenses was less than 0.01%.

 *   Non-Annualized

N/A = Not Applicable

                                               See Notes to Financial Statements

     The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.
--------------------------------------------------------------------------------

                                           Nine Months
                           Year Ended         Ended              Year Ended December 31,
                          September 30,   September 30,   -------------------------------------
Class B Shares                1999            1998         1997      1996      1995      1994
-----------------------------------------------------------------------------------------------
Net Asset Value,
Beginning of the
Period..................     $15.982         $15.764      $15.267   $15.549   $14.261   $16.139
                             -------         -------      -------   -------   -------   -------
Net Investment Income...        .713            .572         .734      .783      .762      .780
Net Realized and
  Unrealized
  Gain/Loss.............      (1.473)           .195         .501     (.297)    1.294    (1.890)
                             -------         -------      -------   -------   -------   -------
Total from Investment
  Operations............       (.760)           .767        1.235      .486     2.056    (1.110)
Less Distributions from
  Net Investment
  Income................        .732            .549         .738      .768      .768      .768
                             -------         -------      -------   -------   -------   -------
Net Asset Value, End of
  the Period............     $14.490         $15.982      $15.764   $15.267   $15.549   $14.261
                             =======         =======      =======   =======   =======   =======
Total Return (a)........      (4.95%)          5.05%*       8.27%     3.29%    14.74%    (6.96%)
Net Assets at End of the
  Period (In
  millions).............      $106.6          $197.9       $211.2    $211.0    $216.6    $158.7
Ratio of Operating
  Expenses to Average
  Net Assets (b)........       1.63%           1.62%        1.65%     1.70%     1.73%     1.70%
Ratio of Interest
  Expense to Average Net
  Assets................        .17%            .03%          N/A       N/A       N/A       N/A
Ratio of Net Investment
  Income to Average Net
  Assets (b)............       4.57%           4.85%        4.78%     5.17%     5.09%     5.22%
Portfolio Turnover......        116%             89%*        104%       73%       61%       75%

(a) Total Return is based upon net asset value which does not include payment of the maximum sales charge or contingent deferred sales charge.

(b) For the years ended December 31, 1996 and 1995, the impact on the Ratios of Expenses and Net Investment Income to Average Net Assets due to Van Kampen's reimbursement of certain expenses was less than 0.01%.

(c) Based on average shares outstanding.

 *   Non-Annualized

N/A = Not Applicable

                                               See Notes to Financial Statements

     The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.
--------------------------------------------------------------------------------

                                               Nine Months
                             Year Ended           Ended              Year Ended December 31,
                            September 30,     September 30,   -------------------------------------
Class C Shares                  1999              1998         1997      1996      1995      1994
---------------------------------------------------------------------------------------------------
Net Asset Value,
Beginning of the
Period................... $          15.964      $15.747      $15.254   $15.545   $14.262   $16.141
                          -----------------      -------      -------   -------   -------   -------
Net Investment Income....              .699         .570         .730      .782      .771      .783
Net Realized and
  Unrealized Gain/Loss...            (1.455)        .196         .501     (.305)    1.280    (1.894)
                          -----------------      -------      -------   -------   -------   -------
Total from Investment
  Operations.............             (.756)        .766        1.231      .477     2.051    (1.111)
Less Distributions from
  Net Investment
  Income.................              .732         .549         .738      .768      .768      .768
                          -----------------      -------      -------   -------   -------   -------
Net Asset Value, End of
  the Period............. $          14.476      $15.964      $15.747   $15.254   $15.545   $14.262
                          =================      =======      =======   =======   =======   =======
Total Return (a).........            (4.90%)       4.99%*       8.34%     3.16%    14.74%    (6.97%)
Net Assets at End of the
  Period (In millions)... $            17.5      $  15.5      $  15.3   $  12.9   $  11.2   $   3.9
Ratio of Operating
  Expenses to Average Net
  Assets (b).............             1.63%        1.62%        1.66%     1.70%     1.72%     1.74%
Ratio of Interest Expense
  to Average net
  Assets.................              .17%         .03%          N/A       N/A       N/A       N/A
Ratio of Net Investment
  Income to Average Net
  Assets (b).............             4.55%        4.86%        4.75%     5.17%     5.24%     5.19%
Portfolio Turnover.......              116%          89%*        104%       73%       61%       75%

(a) Total Return is based upon net asset value which does not include payment of the maximum sales charge or contingent deferred sales charge.

(b) For the years ended December 31, 1996 and 1995, the impact on the Ratios of Expenses and Net Investment Income to Average Net Assets due to Van Kampen's reimbursement of certain expenses was less than 0.01%.

 *   Non-Annualized

N/A = Not Applicable

                                               See Notes to Financial Statements

                         NOTES TO FINANCIAL STATEMENTS

                               September 30, 1999
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen Municipal Income Fund (the "Fund") is organized as a series of the Van Kampen Tax Free Trust, a Delaware business trust, and is registered as a diversified open-end management investment company under the Investment Company Act of 1940, as amended. The Fund's investment objective is to provide a high level of current income exempt from federal income tax, consistent with preservation of capital. The Fund commenced investment operations on August 1, 1990. The distribution of the Fund's Class B and Class C shares commenced on August 24, 1992 and August 13, 1993, respectively. In July, 1998, the Fund's Board of Trustees approved a change in the Fund's fiscal year end from December 31 to September 30.

    The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION--Municipal bonds are valued by independent pricing services or dealers using the mean of the bid and asked prices or, in the absence of market quotations, at fair value based upon yield data relating to municipal bonds with similar characteristics and general market conditions. Securities which are not valued by independent pricing services are valued at fair value using procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost.

B. SECURITY TRANSACTIONS--Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Fund may purchase and sell securities on a "when issued" or "delayed delivery" basis, with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Fund will maintain, in a segregated account with its custodian, assets having an aggregate value at least equal to the amount of the when issued or delayed delivery purchase commitments until payment is made.

                               September 30, 1999
--------------------------------------------------------------------------------

C. INCOME AND EXPENSES--Interest income is recorded on an accrual basis. Bond premium and original issue discount are amortized over the expected life of each applicable security. Income and expenses of the Fund are allocated on a pro rata basis to each class of shares, except for distribution and service fees and transfer agency costs which are unique to each class of shares.

D. FEDERAL INCOME TAXES--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

    The Fund intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against any future realized capital gains. At September 30, 1999, the Fund had an accumulated capital loss carryforward for tax purposes of $9,418,021 which will expire on September 30, 2003. Net realized gains or losses may differ for financial reporting and tax reporting purposes primarily as a result of post-October losses which may not be recognized for tax purposes until the first day of the following fiscal year, the deferral of losses relating to wash sale transactions and gains and losses recognized for tax purposes on open options and futures positions at September 30, 1999.

    At September 30, 1999, for federal income tax purposes, cost of long-term investments is $971,994,218; the aggregate gross unrealized appreciation is $39,621,864 and the aggregate gross unrealized depreciation is $34,197,821, resulting in net unrealized appreciation on long-term investments of $5,424,043.

E. DISTRIBUTION OF INCOME AND GAINS--The Fund declares daily and pays monthly dividends from net investment income. Net realized gains, if any, are distributed annually. Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income for tax purposes.

F. EXPENSE REDUCTIONS--During the year ended September 30, 1999, the Fund's custody fee was reduced by $31,223 as a result of credits earned on overnight cash balances.

                               September 30, 1999
--------------------------------------------------------------------------------

2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES Under the terms of the Fund's Investment Advisory Agreement, Van Kampen Investment Advisory Corp. (the "Adviser") will provide investment advice and facilities to the Fund for an annual fee payable monthly as follows:

                                                       AVERAGE NET ASSETS
-------------------------------------------------------------------------
First $500 million.................................        .50 of 1%
Over $500 million..................................        .45 of 1%

    For the year ended September 30, 1999, the Fund recognized expenses of approximately $49,500 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Fund, of which a trustee of the Fund is an affiliated person.

    For the year ended September 30, 1999, the Fund recognized expenses of approximately $291,800 representing Van Kampen Funds Inc.'s or its affiliates' (collectively "Van Kampen") cost of providing accounting and legal services to the Fund.

    Van Kampen Investor Services Inc., an affiliate of the Adviser, serves as the shareholder servicing agent of the Fund. For the year ended September 30, 1999, the Fund recognized expenses of approximately $553,700. Transfer agency fees are determined through negotiations with the Fund's Board of Trustees and are based on competitive market benchmarks.

    Certain officers and trustees of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or trustees who are officers of Van Kampen.

    The Fund provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation to a later date. Benefits under the retirement plan are payable for a ten-year period and are based upon each trustee's years of service to the Fund. The maximum annual benefit per trustee under the plan is $2,500.

                               September 30, 1999
--------------------------------------------------------------------------------

3. CAPITAL TRANSACTIONS

    At September 30, 1999, capital aggregated $784,371,726, $109,009,485 and
$18,332,558 for Classes A, B and C, respectively. For the year ended September 30, 1999, transactions were as follows:

                                               SHARES           VALUE
-------------------------------------------------------------------------
Sales:
  Class A..................................   46,553,762    $ 718,745,672
  Class B..................................    1,694,567       26,081,104
  Class C..................................      554,621        8,449,876
                                             -----------    -------------
Total Sales................................   48,802,950    $ 753,276,652
                                             ===========    =============
Dividend Reinvestment:
  Class A..................................    1,513,632    $  23,151,168
  Class B..................................      240,540        3,697,605
  Class C..................................       27,857          425,000
                                             -----------    -------------
Total Dividend Reinvestment................    1,782,029    $  27,273,773
                                             ===========    =============
Repurchases:
  Class A..................................  (43,778,916)   $(676,460,122)
  Class B..................................   (6,966,979)    (107,374,098)
  Class C..................................     (345,002)      (5,240,523)
                                             -----------    -------------
Total Repurchases..........................  (51,090,897)   $(789,074,743)
                                             ===========    =============

                               September 30, 1999
--------------------------------------------------------------------------------

    At September 30, 1998, capital aggregated $718,935,008, $186,604,874 and
$14,698,205 for Classes A, B and C, respectively. For the nine months ended September 30, 1998, transactions were as follows:

                                                SHARES           VALUE
--------------------------------------------------------------------------
Sales:
  Class A...................................   32,662,126    $ 513,944,856
  Class B...................................      929,950       14,649,977
  Class C...................................      198,389        3,121,097
                                              -----------    -------------
Total Sales.................................   33,790,465    $ 531,715,930
                                              ===========    =============
Dividend Reinvestment:
  Class A...................................    1,003,395    $  15,819,172
  Class B...................................      239,468        3,773,374
  Class C...................................       19,090          300,540
                                              -----------    -------------
Total Dividend Reinvestment.................    1,261,953    $  19,893,086
                                              ===========    =============
Repurchases:
  Class A...................................  (32,937,857)   $(518,889,151)
  Class B...................................   (2,179,386)     (34,392,429)
  Class C...................................     (216,155)      (3,395,025)
                                              -----------    -------------
Total Repurchases...........................  (35,333,398)   $(556,676,605)
                                              ===========    =============

    At December 31, 1997, capital aggregated $708,060,131, $202,573,952 and
$14,671,593 for Classes A, B and C, respectively. For the year ended December 31, 1997, transactions were as follows:

                                                SHARES           VALUE
--------------------------------------------------------------------------
Sales:
  Class A...................................   33,152,701    $ 506,790,274
  Class B...................................    1,551,226       23,205,097
  Class C...................................      328,583        5,033,542
                                              -----------    -------------
Total Sales.................................   35,032,510    $ 535,028,913
                                              ===========    =============

                               September 30, 1999
--------------------------------------------------------------------------------

                                                SHARES           VALUE
--------------------------------------------------------------------------
Dividend Reinvestment:
  Class A...................................    1,410,217    $  21,710,873
  Class B...................................      338,503        5,210,731
  Class C...................................       20,537          316,194
                                              -----------    -------------
Total Dividend Reinvestment.................    1,769,257    $  27,237,798
                                              ===========    =============
Repurchases:
  Class A...................................  (37,868,614)   $(580,864,995)
  Class B...................................   (2,313,649)     (35,527,835)
  Class C...................................     (225,699)      (3,444,512)
                                              -----------    -------------
Total Repurchases...........................  (40,407,962)   $(619,837,342)
                                              ===========    =============

    Class B and C shares are offered without a front end sales charge, but are subject to a contingent deferred sales charge (CDSC). Class B shares purchased on or after June 1, 1996 will automatically convert to Class A shares after the eighth year following purchase. Class B shares purchased before June 1, 1996 automatically convert to Class A shares after the sixth year following purchase. For the year ended September 30, 1999, 5,171,230 Class B shares automatically converted to Class A shares. The CDSC will be imposed on most redemptions made within six years of the purchase for Class B and one year of the purchase for Class C as detailed in the following schedule.

                                                    CONTINGENT DEFERRED
                                                        SALES CHARGE
                                                 --------------------------
YEAR OF REDEMPTION                               CLASS B            CLASS C
---------------------------------------------------------------------------
First........................................      4.00%              1.00%
Second.......................................      3.75%               None
Third........................................      3.50%               None
Fourth.......................................      2.50%               None
Fifth........................................      1.50%               None
Sixth........................................      1.00%               None
Seventh and Thereafter.......................       None               None

    For the year ended September 30, 1999, Van Kampen as Distributor for the Fund, received commissions on sales of the Fund's Class A shares of approximately $157,400 and CDSC on redeemed shares of approximately $229,000. Sales charges do not represent expenses of the Fund.

                               September 30, 1999
--------------------------------------------------------------------------------

    On December 19, 1997, the Fund acquired all of the assets and liabilities of the Van Kampen American Capital New Jersey Tax Free Income Fund (the "NJ Fund"), through a tax free reorganization approved by NJ Fund shareholders on December 18, 1997. The Fund issued 468,278, 621,329 and 62,562 shares of Classes A, B and C valued at $7,384,748, $9,798,388 and $985,356, respectively, in exchange for NJ Fund's net assets. Included in these net assets was a capital loss carryforward of $203,930 which is included in accumulated net realized gain/loss and cumulative book and tax basis differences related to expenses not yet deductible for tax purposes of $15,721 which is a component of undistributed net investment income. Shares issued in connection with this reorganization are included in common share sales for the year ended December 31, 1997. Combined net assets on the day of acquisition were $1,013,024,339.

4. INVESTMENT TRANSACTIONS

For the year ended September 30, 1999, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $1,199,470,177 and $1,181,081,187, respectively.

5. DERIVATIVE FINANCIAL INSTRUMENTS

A derivative financial instrument in very general terms refers to a security whose value is "derived" from the value of an underlying asset, reference rate or index.

    The Fund has a variety of reasons to use derivative instruments, such as to attempt to protect the Fund against possible changes in the market value of its portfolio and to manage the portfolio's effective yield, maturity and duration. All of the Fund's portfolio holdings, including derivative instruments, are marked to market each day with the change in value reflected in unrealized appreciation/depreciation. Upon disposition, a realized gain or loss is recognized accordingly, except when exercising a call option contract or taking delivery of a security underlying a futures contract. In these instances the recognition of gain or loss is postponed until the disposal of the security underlying the option or futures contract.

    Summarized below are the specific types of derivative financial instruments used by the Fund.

A. OPTION CONTRACTS--An option contract gives the buyer the right, but not the obligation to buy (call) or sell (put) an underlying item at a fixed exercise price during a

                               September 30, 1999
--------------------------------------------------------------------------------

specified period. These contracts are generally used by the Fund to manage the portfolio's effective maturity and duration.
    Transactions in options for the year ended September 30, 1999, were as follows:

                                                    CONTRACTS     PREMIUM
--------------------------------------------------------------------------
Outstanding at September 30, 1998...............      2,250      $   6,775
Options Written and Purchased (Net).............      5,875       (569,838)
Options Terminated in Closing Transactions
  (Net).........................................     (3,500)       120,535
Options Expired (Net)...........................     (4,125)       458,014
                                                     ------      ---------
Outstanding at September 30, 1999...............        500      $  15,486
                                                     ======      =========

    The related futures contracts of the outstanding option transactions as of September 30, 1999, and the description and market value are as follows:

                                                                     MARKET
                                                EXPIRATION MONTH/   VALUE OF
                                   CONTRACTS      STRIKE PRICE      OPTIONS
----------------------------------------------------------------------------
U.S. Treasury Bond Futures
December 1999--Written Call....       250           Dec./118        $(82,031)
December 1999--Purchased
  Puts.........................       250           Dec./110          74,219
                                      ---                           --------
                                      500                           $ (7,812)
                                      ===                           ========

B. FUTURES CONTRACTS--A futures contract is an agreement involving the delivery of a particular asset on a specified future date at an agreed upon price. The Fund generally invests in futures on U.S. Treasury Bonds and the Municipal Bond Index and typically closes the contract prior to the delivery date. These contracts are generally used to manage the portfolio's effective maturity and duration.

    Upon entering into futures contracts, the Fund maintains, in a segregated account with its custodian, cash or liquid securities with a value equal to its obligation under the futures contracts. During the period the futures contract is open, payments are received from or made to the broker based upon changes in the value of the contract (the variation margin). The potential risk of loss associated with a futures contract could be in excess of the variation margin reflected on the Statement of Assets and Liabilities.

                               September 30, 1999
--------------------------------------------------------------------------------

    Transactions in futures contracts for the year ended September 30, 1999 were as follows:

                                                              CONTRACTS
-----------------------------------------------------------------------
Outstanding at September 30, 1998.........................       1,660
Futures Opened............................................      18,957
Futures Closed............................................     (20,092)
                                                               -------
Outstanding at September 30, 1999.........................         525
                                                               =======

    The futures contracts outstanding at September 30, 1999, and the descriptions and unrealized appreciation/depreciation are as follows:

                                                              UNREALIZED
                                                             APPRECIATION/
                DESCRIPTION                     CONTRACTS    DEPRECIATION
--------------------------------------------------------------------------
Long Contracts--U.S. Treasury Bond Futures
Dec 1999 (Current notional value $113,937
     per contract).............................    150         $ 44,099
Short Contracts--Municipal Bond Index Futures
  Dec 1999 (Current notional value $112,281
     per contract).............................    375          661,028
                                                   ---         --------
                                                   525         $705,127
                                                   ===         ========

C. INDEXED SECURITIES--These instruments are identified in the portfolio of investments. The price of these securities may be more volatile than the price of a comparable fixed rate security.

    An Inverse Floating security is one where the coupon is inversely indexed to a short-term floating interest rate multiplied by a specified factor. As the floating rate rises, the coupon is reduced. Conversely, as the floating rate declines, the coupon is increased. These instruments are typically used by the Fund to enhance the yield of the portfolio.

    An Embedded Swap security includes a swap component such that the fixed coupon component of the underlying bond is adjusted by the difference between the securities fixed swap rate and the floating swap index. These instruments are typically used by the Fund to enhance the yield of the portfolio.

    An Embedded Cap security includes a cap strike level such that the coupon payment may be supplemented by cap payments if the floating rate index upon which the cap is based rises above the strike level. The Trust invests in these instruments as a hedge against a rise in the short-term interest rates which it pays on its preferred shares.

                               September 30, 1999
--------------------------------------------------------------------------------

6. DISTRIBUTION AND SERVICE PLANS

The Fund and its shareholders have adopted a distribution plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 and a service plan (collectively the "Plans"). The Plans govern payments for the distribution of the Fund's shares, ongoing shareholder services and maintenance of shareholder accounts.

    Annual fees under the Plans of up to .25% for Class A net assets and 1.00% each for Class B and Class C net assets are accrued daily. Included in these fees for the year ended September 30, 1999, are payments retained by Van Kampen of approximately $1,287,900.

7. BORROWINGS

In accordance with its investment policies, the Fund may borrow money from banks in an amount up to 5% of its total assets. The Fund, in combination with two other funds in the fund complex, has entered into a $100 million revolving credit agreement which expires November 10, 1999. The maximum amount available to any single fund is $75 million. Interest is charged under the agreement at a rate of .45% above the federal funds rate. The interest rate in effect at September 30, 1999 was 6.138%. An annual facility fee of .06% is charged on the unused portion of the credit facility.

    The average daily balance of bank borrowings for the year ended September 30, 1999 was approximately $26,722,421 with an average interest rate of 5.47%. At September 30, 1999, borrowings under this agreement represented 2.0% of the Fund's total assets.

                       REPORT OF INDEPENDENT ACCOUNTANTS

The Board of Trustees and Shareholders of

Van Kampen Municipal Income Fund:

We have audited the accompanying statement of assets and liabilities of Van Kampen Municipal Income Fund (the "Fund"), including the portfolio of investments, as of September 30, 1999, the related statement of operations for the year then ended, the statement of changes in net assets for the year then ended, for the nine-month period ended September 30, 1998, and for the year ended December 31, 1997, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 1999, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Van Kampen Municipal Income Fund as of September 30, 1999, the results of its operations for the year then ended, the changes in its net assets for the year then ended, for the nine-month period ended September 30, 1998, and for the year ended December 31, 1997, and the financial highlights for each of the periods presented, in conformity with generally accepted accounting principles.

                                                                        KPMG LLP

Chicago, Illinois
November 9, 1999

                                VAN KAMPEN FUNDS

GROWTH
   Aggressive Growth
   American Value*
   Emerging Growth
   Enterprise
   Equity Growth
   Focus Equity
   Growth
   Pace
   Small Cap Value
   Technology

GROWTH AND INCOME
   Comstock
   Equity Income
   Growth and Income
   Harbor
   Real Estate Securities
   Utility
   Value

GLOBAL/INTERNATIONAL
   Asian Growth
   Emerging Markets
   European Equity
   Global Equity
   Global Equity Allocation
   Global Fixed Income
   Global Franchise
   Global Government Securities
   Global Managed Assets
   International Magnum
   Latin American
   Short-Term Global Income*
   Strategic Income
   Worldwide High Income

INCOME
   Corporate Bond
   Government Securities
   High Income Corporate Bond
   High Yield
   High Yield & Total Return
   Limited Maturity Government
   U.S. Government
   U.S. Government Trust for Income

CAPITAL PRESERVATION
   Reserve
   Tax Free Money

SENIOR LOAN
   Prime Rate Income Trust
   Senior Floating Rate

TAX FREE
   California Insured Tax Free
   Florida Insured Tax Free Income
   High Yield Municipal
   Insured Tax Free Income
   Intermediate Term Municipal Income
   Municipal Income
   New York Tax Free Income
   Pennsylvania Tax Free Income
   Tax Free High Income

To find out more about any of these funds, ask your financial advisor for a prospectus, which contains more complete information, including sales charges, risks, and ongoing expenses. Please read it carefully before you invest or send money.

To view a current Van Kampen fund prospectus or to receive additional fund information, choose from one of the following:

- visit our Web site at WWW.VANKAMPEN.COM--to view a prospectus, select Download Prospectus

- call us at 1-800-341-2911 weekdays from 7:00 a.m. to 7:00 p.m. Central time. Telecommunications Device for the Deaf users, call 1-800-421-2833.

- e-mail us by visiting WWW.VANKAMPEN.COM and selecting Contact Us

* Closed to new investors

                        VAN KAMPEN MUNICIPAL INCOME FUND

BOARD OF TRUSTEES

J. MILES BRANAGAN

JERRY D. CHOATE

RICHARD M. DEMARTINI*

LINDA HUTTON HEAGY

R. CRAIG KENNEDY

JACK E. NELSON

DON G. POWELL*

PHILLIP B. ROONEY

FERNANDO SISTO

WAYNE W. WHALEN* - Chairman

SUZANNE H. WOOLSEY, PH.D.

PAUL G. YOVOVICH

OFFICERS

RICHARD F. POWERS, III*
President

DENNIS J. MCDONNELL*
Executive Vice President and Chief Investment Officer

A. THOMAS SMITH III*
Vice President and Secretary

JOHN L. SULLIVAN*
Vice President, Treasurer and Chief Financial Officer

CURTIS W. MORELL*
Vice President and Chief Accounting Officer

TANYA M. LODEN*
Controller

STEPHEN L. BOYD*
PETER W. HEGEL*
MICHAEL H. SANTO*
EDWARD C. WOOD, III*
Vice Presidents
INVESTMENT ADVISER

VAN KAMPEN INVESTMENT
ADVISORY CORP.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

DISTRIBUTOR

VAN KAMPEN FUNDS INC.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

SHAREHOLDER SERVICING AGENT

VAN KAMPEN INVESTOR SERVICES INC.
P.O. Box 218256
Kansas City, Missouri 64121-8256

CUSTODIAN

STATE STREET BANK AND TRUST COMPANY
225 Franklin Street
P.O. Box 1713
Boston, Massachusetts 02105

LEGAL COUNSEL

SKADDEN, ARPS, SLATE,
MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT ACCOUNTANTS

KPMG LLP
303 East Wacker Drive
Chicago, Illinois 60601

    For the year ended September 30, 1999, 99.49% of the Income distributions made by the Fund were exempt from federal income taxes. In January, 2000 the Fund will provide tax information to shareholders for the 1999 calendar year.

* "Interested" persons of the Fund, as defined in the Investment Company Act of 1940.

(C) Van Kampen Funds Inc., 1999
    All rights reserved.

(SM) denotes a service mark of
     Van Kampen Funds Inc.

This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution to prospective investors unless it has been preceded or is accompanied by an effective prospectus of the Fund which contains additional information on how to purchase shares, the sales charge, and other pertinent data. After February 29, 2000, the report, if used by prospective investors, must be accompanied by a monthly performance update.

                         YEAR 2000 READINESS DISCLOSURE

Like other mutual funds, financial and business organizations and individuals around the world, the Fund could be adversely affected if the computer systems used by the Fund's investment adviser and other service providers do not properly process and calculate date-related information and data from and after January 1, 2000. This is commonly known as the "Year 2000 Problem." The Fund's investment adviser is taking steps that it believes are reasonably designed to address the Year 2000 Problem with respect to computer systems that it uses and to obtain reasonable assurances that comparable steps are being taken by the Fund's other major service providers. At this time, there can be no assurances that these steps will be sufficient to avoid any adverse impact to the Fund. In addition, the Year 2000 Problem may adversely affect the markets and the issuers of securities in which the Fund may invest that, in turn, may adversely affect the net asset value of the Fund. Improperly functioning trading systems may result in settlement problems and liquidity issues. In addition, corporate and governmental data processing errors may result in production problems for individual companies or issuers and overall economic uncertainty. Earnings of individual issuers will be affected by remediation costs, which may be substantial and may be reported inconsistently in U.S. and foreign financial statements. Accordingly, the Fund's investments may be adversely affected. The statements above are subject to the Year 2000 Information and Readiness Disclosure Act, which may limit the legal rights regarding the use of such statements in the case of dispute.

                                VAN KAMPEN FUNDS

YOUR NOTES:

                               TABLE OF CONTENTS

Letter to Shareholders...........................  1
Economic Snapshot................................  2
Performance Results..............................  3
Performance in Perspective.......................  4
Portfolio Management Review......................  5
Glossary of Terms................................  8
Portfolio Highlights.............................  9
Portfolio of Investments......................... 10
Statement of Assets and Liabilities.............. 17
Statement of Operations.......................... 18
Statement of Changes in Net Assets............... 19
Financial Highlights............................. 20
Notes to Financial Statements.................... 23
Report of Independent Accountants................ 30

NOT FDIC INSURED. MAY LOSE VALUE. NO BANK GUARANTEE.

                             LETTER TO SHAREHOLDERS

October 20, 1999

Dear Shareholder,
    With the volatility that we've experienced recently in many financial markets, some investors have sold securities because of uncertainty about where the markets were going, only to be left rethinking whether they made the right decision. We've witnessed this kind of market activity numerous times over the past several years, sparked by concerns such as the impact of the Asian economic crisis, high stock valuations, or, most recently, the stability of many high-flying technology companies. While these fears eventually subsided, investors who may have sold during this period were unable to reap the benefits of the subsequent rally. That's partly because most of the recent big gains happened in relatively short periods of time. This kind of volatility--and the danger of making short-term decisions--highlights the importance of investing for the long term, in accordance with your individual financial objectives.
    Although the Asian crisis appears to be behind us, new concerns are always emerging. In the coming months, we'll likely hear more about how the year 2000 computer problem may affect the markets or that we're overdue for a correction. While the markets could undoubtedly suffer as a result of these or any number of other events, we encourage you to focus on your long-term investment goals. Although nothing is certain, history has shown us that over time, the markets tend to recover--and most investors want to be positioned to take advantage of any recovery.
    If you have concerns about market volatility or questions about how your portfolio is structured to respond to these events, we encourage you to contact your financial advisor. Your advisor can talk with you about sustaining a long-term investment plan through a variety of market conditions. We hope that Van Kampen Funds will play an important role as you and your advisor build a portfolio designed to help you weather what the markets have in store.

Sincerely,

[SIG]
Richard F. Powers, III

Chairman
Van Kampen Investment Advisory Corp.

[SIG]
Dennis J. McDonnell

President
Van Kampen Investment Advisory Corp.

                               ECONOMIC SNAPSHOT

ECONOMIC GROWTH
    Americans continued their spending spree, keeping the economy growing at a healthy pace. High levels of consumer confidence fueled this heavy retail purchasing activity, pushing the personal savings rate down to a record low as spending rates outpaced income growth. Although we experienced a slowdown during the second quarter of 1999, economic growth accelerated toward the end of the reporting period. The growth rate of the nation's gross domestic product (GDP) dipped to 1.6 percent for the second quarter of 1999, but climbed back up to 4.8 percent in the third quarter.

EMPLOYMENT SITUATION
    The strong job market helped to support the health of the economy. During the reporting period, the unemployment rate reached its lowest level in almost 30 years, and wages continued to climb. The wage pressures were balanced somewhat by productivity gains, but they ultimately pushed the cost of labor higher, as evidenced by the sharp jump in the Employment Cost Index in the second quarter of 1999.

INFLATION AND INTEREST RATES
    Inflation remained tame throughout most of the reporting period, although a sharp increase in oil prices contributed to a spike in April's consumer price index (CPI) report. The Federal Reserve remained active in guarding against inflation and tempering the economy during this environment. The Fed reversed two of its interest rate cuts from the fall of 1998, raising rates in June and August 1999 to keep the economy from overheating.

                          INTEREST RATES AND INFLATION
                 September 30, 1997, through September 30, 1999
                                    [GRAPH]

                                                                       INTEREST RATES                       INFLATION
                                                                       --------------                       ---------
Sep 1997                                                                   5.5000                             2.2000
                                                                           6.2500                             2.2000
                                                                           5.7500                             2.1000
Dec 1997                                                                   5.6875                             1.8000
                                                                           6.5000                             1.7000
                                                                           5.5625                             1.6000
Mar 1998                                                                   5.6250                             1.4000
                                                                           6.1250                             1.4000
                                                                           5.6250                             1.4000
Jun 1998                                                                   5.6875                             1.7000
                                                                           6.0000                             1.7000
                                                                           5.5625                             1.7000
Sep 1998                                                                   5.9375                             1.6000
                                                                           5.7500                             1.5000
                                                                           5.2500                             1.5000
Dec 1998                                                                   4.8750                             1.5000
                                                                           4.0000                             1.6000
                                                                           4.8125                             1.7000
Mar 1999                                                                   4.8750                             1.6000
                                                                           5.1250                             1.7000
                                                                           4.9375                             2.3000
Jun 1999                                                                   4.5000                             2.1000
                                                                           4.0000                             2.0000
                                                                           4.7500                             2.1000
Sep 1999                                                                   5.4375                             2.3000

    Interest rates are represented by the closing midline federal funds rate on the last day of each month. Inflation is indicated by the annual percent change of the Consumer Price Index for all urban consumers at the end of each month.

          PERFORMANCE RESULTS FOR THE PERIOD ENDED SEPTEMBER 30, 1999

               VAN KAMPEN INTERMEDIATE TERM MUNICIPAL INCOME FUND

                                           A SHARES   B SHARES   C SHARES
 TOTAL RETURNS

One-year total return based on NAV(1)....    (0.10%)    (0.81%)    (0.81%)
One-year total return(2).................    (3.34%)    (3.67%)    (1.77%)
Five-year average annual total
return(2)................................     5.39%      5.32%      5.34%
Life-of-Fund average annual total
  return(2)..............................     5.19%      5.03%      4.08%
Commencement date........................  05/28/93   05/28/93   10/19/93

 DISTRIBUTION RATES AND YIELD

Distribution rate(3).....................     4.89%      4.29%      4.29%
Taxable-equivalent distribution
rate(4)..................................     7.64%      6.70%      6.70%
SEC Yield(5).............................     3.51%      2.85%      2.90%

(1)Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge (3.25% for A shares) or contingent deferred sales charge for early withdrawal (3% for B shares and 1% for C shares).

(2)Standardized total return. Assumes reinvestment of all distributions for the period and includes payment of the maximum sales charge (A shares) or contingent deferred sales charge for early withdrawal (B and C shares).

(3)Distribution rate represents the monthly annualized distributions of the Fund at the end of the period and not the earnings of the Fund.

(4)Taxable equivalent calculations reflect a federal income tax rate of 36%.

(5)SEC Yield is a standardized calculation prescribed by the Securities and Exchange Commission for determining the amount of net income a portfolio should theoretically generate for the 30-day period ending September 30, 1999.

A portion of the interest income may be taxable for investors subject to the federal alternative minimum tax (AMT).

Investing in high-yield, lower-rated securities involves certain risks, which may include the potential for greater sensitivity to general economic downturns and greater market price volatility.

See the Comparative Performance section of the current prospectus. Past performance does not guarantee future results. Investment return and net asset value will fluctuate with market conditions. Fund shares, when redeemed, may be worth more or less than their original cost.

The share value of the Fund will generally fluctuate more than the value of short-term investments particularly if there is a rise in short-term rates.

Market forecasts provided in this report may not necessarily come to pass.

                 PUTTING YOUR FUND'S PERFORMANCE IN PERSPECTIVE

    As you evaluate your progress toward achieving your financial goals, it is important to track your investment performance at regular intervals. A comparison of your Fund's performance to an applicable benchmark can:

    - Illustrate the market environment in which your Fund is being managed

    - Reflect the impact of favorable market trends or difficult market conditions

    - Help you evaluate how your Fund's management team has responded to opportunities and challenges

    The following graph compares your Fund's performance to that of the Lehman Brothers Municipal Bond Index over time.

    GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT
    Van Kampen Intermediate Term Municipal Income Fund vs. the Lehman Brothers Municipal Bond Index (May 28, 1993 through September 30, 1999)
[INVESTMENT PERFORMANCE GRAPH]
------------------------------
Fund's Total Return
1 Year Total Return   = -3.34%
5 Year Avg. Annual    =  5.39%
Inception Avg. Annual =  5.19%
------------------------------

                                                              VAN KAMPEN INT TERM MUNI INCOME    LEHMAN BROTHERS MUNI BOND INDEX
                                                              -------------------------------    -------------------------------
                                                                           9671.00                           10000.00
                                                                           9851.00                           10167.00
                                                                           9853.00                           10180.20
                                                                          10136.00                           10392.00
9/30/93                                                                   10259.00                           10510.40
                                                                          10292.00                           10530.40
                                                                          10223.00                           10437.70
                                                                          10421.00                           10658.00
                                                                          10556.00                           10779.50
                                                                          10363.00                           10500.30
                                                                          10002.00                           10072.90
                                                                          10077.00                           10158.50
                                                                          10173.00                           10246.90
                                                                          10186.00                           10184.40
                                                                          10333.00                           10370.80
                                                                          10375.00                           10407.10
9/30/94                                                                   10257.00                           10254.10
                                                                          10075.00                           10071.60
                                                                           9850.00                            9889.29
                                                                          10075.00                           10106.90
                                                                          10345.00                           10395.90
                                                                          10626.00                           10698.40
                                                                          10724.00                           10821.50
                                                                          10756.00                           10834.40
                                                                          11074.00                           11180.10
                                                                          10996.00                           11082.80
                                                                          11084.00                           11188.10
                                                                          11205.00                           11330.20
9/30/95                                                                   11294.00                           11401.50
                                                                          11405.00                           11566.90
                                                                          11517.00                           11758.90
                                                                          11618.00                           11871.80
                                                                          11697.00                           11962.00
                                                                          11674.00                           11880.70
                                                                          11525.00                           11728.60
                                                                          11513.00                           11695.70
                                                                          11547.00                           11691.10
                                                                          11615.00                           11818.50
                                                                          11719.00                           11926.00
                                                                          11730.00                           11923.70
9/30/96                                                                   11858.00                           12090.60
                                                                          11975.00                           12227.20
                                                                          12151.00                           12451.00
                                                                          12115.00                           12398.70
                                                                          12126.00                           12422.20
                                                                          12233.00                           12536.50
                                                                          12124.00                           12369.80
                                                                          12196.00                           12473.70
                                                                          12340.00                           12660.80
                                                                          12448.00                           12796.30
                                                                          12727.00                           13150.70
                                                                          12665.00                           13027.10
9/30/97                                                                   12787.00                           13182.10
                                                                          12872.00                           13266.50
                                                                          12933.00                           13344.80
                                                                          13094.00                           13539.60
                                                                          13194.00                           13679.10
                                                                          13219.00                           13683.20
                                                                          13270.00                           13695.50
                                                                          13220.00                           13633.90
                                                                          13423.00                           13849.30
                                                                          13461.00                           13903.30
                                                                          13487.00                           13938.00
                                                                          13654.00                           14154.10
9/30/98                                                                   13796.00                           14331.00
                                                                          13796.00                           14331.00
                                                                          13836.00                           14381.20
                                                                          13875.00                           14417.10
                                                                          14019.00                           14588.70
                                                                          13980.00                           14524.50
                                                                          13997.00                           14544.80
                                                                          14041.00                           14581.20
                                                                          13992.00                           14496.60
                                                                          13823.00                           14287.70
                                                                          13881.00                           14339.30
                                                                          13778.00                           14224.60
9/30/99                                                                   13782.00                           14230.30

The above chart reflects the performance of Class A shares of the Fund. The performance of Class A shares will differ from that of other share classes of the Fund because of the difference in sales charges and/or expenses paid by shareholders investing in the different share classes. The Fund's performance assumes reinvestment of all distributions and includes payment of the maximum sales charge (3.25% for A shares).

While past performance is not indicative of future performance, the above information provides a broader vantage point from which to evaluate the discussion of the Fund's performance found in the following pages.

                          PORTFOLIO MANAGEMENT REVIEW

               VAN KAMPEN INTERMEDIATE TERM MUNICIPAL INCOME FUND

We recently spoke with Timothy D. Haney, the portfolio manager of the Van Kampen Intermediate Term Municipal Income Fund, about the key events and economic forces that shaped the markets during the past year. Mr. Haney has managed the Fund since 1997 and has worked in the investment industry since 1988. He is joined by Peter W. Hegel, chief investment officer for fixed-income investments. The following comments reflect their views on the Fund's performance during the 12 months ended September 30, 1999.

   Q  WHAT HAPPENED IN THE MUNICIPAL MARKET DURING THE REPORTING PERIOD?

   A Bonds of all types suffered price declines over the past 12 months as interest rates rose, especially toward the end of the reporting period. In addition to the negative effects of the Federal Reserve's two interest rate increases during the summer, the bond market was hurt by the nation's strong economic growth because it continually sparked inflation fears, which caused concern about future rate hikes. Because of low demand for municipal bonds during the period, these conditions hurt municipals more than their taxable counterparts--corporate and Treasury bonds. The yields on newly issued 30-year AAA municipal bonds leaped almost a full percentage point during the 12-month period, so the prices of existing bonds dropped concurrently.

    The interest rate increases also served to suppress municipal bond supply. Many municipalities chose not to issue new bonds or refinance outstanding bonds because of the higher interest rates they would have to pay in the current marketplace. In fact, the supply of new bonds was down more than 20 percent during the first nine months of 1999 compared with the previous year. Supply was down in almost every sector, although electric utility, environment-related, and health-care bonds saw the most significant drops. The lower supply helped support bond prices somewhat because that meant more competition for available bonds.

   Q  DID MUNICIPAL BONDS BENEFIT FROM THE STRONG ECONOMY?

   A Yes. The effects of the healthy economy were reflected in the good credit conditions in the municipal market. With the exception of the health-care sector, overall credit quality remained high, and we witnessed a number of credit upgrades as tax revenues kept municipal finances strong. In addition, municipal bond yields remained very attractive compared with Treasury bonds, especially when considering the tax advantages of municipals. At the end of the reporting period, AAA-rated municipals were offering yields that were about 90 percent of comparable Treasury yields, making municipals very attractive for investors in higher income tax brackets.

    Another positive effect was that credit spreads--the difference in yields between higher- and lower-quality bonds--widened toward the end of the reporting period. We have considerable experience in researching and selecting those lower-quality bonds that we feel have been undervalued, so this gave us a much wider range from which to choose. While we are always looking for bonds in this area that might benefit the Fund, the widening of credit spreads meant that the Fund received better yields from these bonds than we had earlier in the reporting period.

   Q  WHAT TECHNIQUES DID YOU USE TO MANAGE THE FUND IN THESE CONDITIONS?

   A The widening of credit spreads allowed us to continue to find higher-yielding nonrated bonds to support the Fund's dividend. Higher-yielding bonds became more attractive over the last several months because the demand for these bonds dissipated as interest rates rose, requiring issuers to provide more attractive yields. However, as credit spreads widened, our high proportion of nonrated issues (currently more than 25 percent of the portfolio) provided less of a cushion against rising interest rates.

    In July, based on our positive interest rate outlook at the time, we increased the Fund's duration, or sensitivity to interest rate changes. We feel that this strategy will work well in a declining interest rate environment because it should allow the Fund to participate more fully in a market rally. However, the longer duration negatively affected the Fund's total return as the market declined further in August and September.

   Q  WHAT AREAS OF THE MUNICIPAL MARKET WERE MOST ATTRACTIVE TO YOU?

   A We were pleased with some of the opportunities we found in the utility sector, which has improved considerably over the past year. Utility bonds now represent nearly 6 percent of the portfolio, an increase from about
1.5 percent at the beginning of the reporting period. We also found some very attractive issues that are being used to support continuing care retirement centers. These bonds have generally offered very attractive yields, and we believe that they have strong underlying credit quality. Despite making selected purchases in that area of the market, our overall proportion of health-care bonds declined because the challenges imposed by managed care and changing Medicare reimbursement policies have led us to look to other sectors to find value in recent months. Reducing the health-care exposure benefited the Fund because that sector underperformed most other areas of the municipal market during the period.

    We also reduced the proportion of holdings in the housing sector, where the generally lower interest-rate environment means the bonds could be repaid early (called) as more homeowners refinance their mortgages. While the housing sector usually offers more yield because of its susceptibility to calls, we did not feel that these bonds offered enough yield to compensate for the added call risk. For additional portfolio highlights, please refer to page 9.

   Q  HOW DID THE FUND PERFORM DURING THE PERIOD?

   A Given the overall downturn in bond prices, we were pleased with the Fund's performance during the year. Although the absolute return results were somewhat disappointing, the Fund suffered less than the overall intermediate-term bond market because of its heavy proportion of lower-rated bonds, which provided a level of cushion against price volatility. For the one-year period ended September 30, 1999, the Fund's Class A shares returned -0.10 percent(1) at net asset value. By comparison, the Lehman Brothers 10-Year Municipal Bond Index produced a -0.46 percent total return for the same period. This index is an unmanaged, broad-based statistical composite of municipal bonds and does not reflect any commissions that would be paid by an investor purchasing the securities it represents.

    In addition, the Fund's dividend performance has been strong given the low interest-rate environment we experienced in the early part of the reporting period. The Fund's monthly dividend was increased in March to $0.043 per Class A share and has remained at that rate for the past six months. The Fund's tax-exempt dividend translates to a distribution rate of 4.89 percent(3), which is equivalent to a yield of 7.64 percent for an investor in the 36 percent(4) federal income tax bracket. Please refer to the chart and footnotes on page 3 for additional Fund performance results. Past performance does not guarantee future performance.

   Q  WHAT DO YOU SEE AHEAD FOR THE ECONOMY AND THE MUNICIPAL MARKET?

   A We will probably continue to see a slowing economy in the fourth quarter of 1999, which may be partly the result of year 2000 concerns. Wage increases will likely keep inflation concerns at the forefront, although increasing productivity should be able to offset higher wage costs for employers. With those factors in mind, we are positioning the Fund to perform well in a lower interest-rate environment by keeping its duration longer than its benchmark. This would make the Fund better able to participate in a market rally.

    Preparations for the turn of the millennium may also limit new issuance and general market activity as we near the end of the year. Many municipal issuers may postpone issuing bonds until they feel certain that any potential computer problems have been avoided, meaning that we will probably see very low levels of new issuance in November and December. In the meantime, we will continue to focus on finding attractive higher-yielding bonds and protecting the Fund from bond calls as much as possible. We will also use our research capabilities to monitor the health-care sector for attractive opportunities throughout the coming months.


[SIG.]
Timothy D. Haney

Portfolio Manager

[SIG.]
Peter W. Hegel

Chief Investment Officer
Fixed Income Investments

                               GLOSSARY OF TERMS

CALL FEATURE: Allows the issuer to buy back a bond on specific dates at set prices before maturity. These dates and prices are set when the bond is issued. To compensate the bondholder for the potential loss of income and ownership, a bond's call price is usually higher than the face value of the bond. Bonds are usually called when interest rates drop so significantly that the issuer can save money by issuing new bonds at lower rates.

CREDIT RATING: An evaluation of an issuer's credit history and capability of repaying obligations. Standard & Poor's and Moody's Investors Service are two companies that assign bond ratings. Standard & Poor's ratings range from a high of AAA to a low of D, while Moody's ratings range from a high of Aaa to a low of C.

CREDIT SPREAD: Also called quality spread, the difference in yield between higher-quality issues and lower-quality issues. Normally, lower-quality issues provide higher yields to compensate investors for the additional credit risk.

DISCOUNT BOND: A bond whose market price is lower than its face value (or "par value"). Because bonds usually mature at face value, a discount bond has more potential to appreciate in price than a par bond does.

DURATION: A measure of the sensitivity of a bond's price to changes in interest rates, expressed in years. Each year of duration represents an expected 1 percent change in the price of a bond for every 1 percent change in interest rates (i.e. a 5-year duration means the bond will fall about 5 percent in value if interest rates rise by 1 percent). The longer a bond's duration, the greater the effect of interest rate movements on its price. Typically, funds with shorter durations perform better in rising rate environments, while funds with longer durations perform better when rates decline.

MATURITY LENGTH: The time it takes for a bond to mature. A bond issued in 1999 and maturing in 2009 is a 10-year bond.

VOLATILITY: A measure of the fluctuation in the market price of a security. A security that is volatile has frequent and large swings in price.

YIELD SPREAD: The additional yield investors can earn by either investing in bonds with longer maturities or by investing in bonds with lower ratings. The spread is the difference in yield between bonds with short versus long maturities or the difference in yield between high-quality bonds and lower-quality bonds.

ZERO COUPON BONDS: A corporate or municipal bond that is traded at a deep discount to face value and pays no interest. It may be redeemed at maturity for full face value.

                              PORTFOLIO HIGHLIGHTS

               VAN KAMPEN INTERMEDIATE TERM MUNICIPAL INCOME FUND

 TOP FIVE STATES AS OF SEPTEMBER 30, 1999*

Illinois..................   10.1%
New York..................    7.8%
New Jersey................    7.8%
Ohio......................    7.2%
Georgia...................    6.4%

 CREDIT QUALITY*

AS OF SEPTEMBER 30, 1999
[PIE CHART]

                              AAA/AAA          AA/AA            A/A           BBB/BAA          BB/BA          CCC/CAA
                              -------          -----            ---           -------          -----          -------
As of September 30, 1999       39.4             7.2             5.4            20.9             0.8             0.4

                             NON-RATED
                             ---------
As of September 30, 1999       25.9

AS OF SEPTEMBER 30, 1998
[PIE CHART]

                                   AAA/AAA            AA/AA              A/A             BBB/BAA            BB/BA
                                   -------            -----              ---             -------            -----
As of September 30, 1998            35.9               4.3               7.7              20.6               2.9

                                  NON-RATED
                                  ---------
As of September 30, 1998            28.6

Based upon the highest credit quality ratings as issued by Standard & Poor's or Moody's, respectively.
 DIVIDEND HISTORY FOR THE PERIOD ENDED SEPTEMBER 30, 1999

[BAR GRAPH]

                                                                               DIVIDEND
                                                                               --------
Oct 1998                                                                        0.0405
Nov 1998                                                                        0.0405
Dec 1998                                                                        0.0405
Jan 1999                                                                        0.0405
Feb 1999                                                                        0.0405
Mar 1999                                                                        0.0430
Apr 1999                                                                        0.0430
May 1999                                                                        0.0430
Jun 1999                                                                        0.0430
Jul 1999                                                                        0.0430
Aug 1999                                                                        0.0430
Sep 1999                                                                        0.0430

The dividend history represents past performance of the Fund's Class A shares and does not predict the Fund's future distributions.
 TOP FIVE PORTFOLIO INDUSTRIES*

[BAR GRAPH]

                                                                     SEPTEMBER 30, 1999                 SEPTEMBER 30, 1998
                                                                     ------------------                 ------------------
Health Care                                                                 19.5                               21.0
Industrial Revenue                                                          13.1                               11.9
Multifamily Housing                                                         12.6                               14.3
General Purpose                                                             10.2                               13.3
Public Building                                                              9.2                                8.4

*As a Percentage of Long-Term Investments

                            PORTFOLIO OF INVESTMENTS

                               September 30, 1999
--------------------------------------------------------------------------------

 Par
Amount
(000)                  Description                Coupon      Maturity    Market Value
--------------------------------------------------------------------------------------
         MUNICIPAL BONDS  104.3%
         ALABAMA  3.5%
$1,015   Birmingham, AL Arpt Auth Arpt Rev Rfdg
         (AMBAC Insd) (b).......................  5.250%      07/01/06    $ 1,029,017
   500   West Jefferson Cnty, AL Amusement & Pub
         Pk Auth (Prerefunded @ 12/01/06).......  7.500       12/01/08        566,045
                                                                          -----------
                                                                            1,595,062
                                                                          -----------
         ALASKA  0.6%
   250   Seward, AK Rev AK Sealife Cent Proj....  7.100       10/01/05        255,198
                                                                          -----------
         ARIZONA  3.6%
   500   Maricopa Cnty, AZ Indl Dev Auth Sr
         Living Fac Rev.........................  7.250       04/01/05        506,195
 1,070   Pima Cnty, AZ Indl Dev Auth Indl Rev
         Lease Oblig Irvington Proj Tucson Ser A
         Rfdg (FSA Insd)........................  7.250       07/15/10      1,156,082
                                                                          -----------
                                                                            1,662,277
                                                                          -----------
         CALIFORNIA  4.2%
   335   California Edl Fac Auth Rev Pacific
         Grad School............................  6.950       11/01/07        337,747
 1,000   California St (AMBAC Insd).............  6.400       09/01/08      1,119,480
   240   Del Mar, CA Race Track Auth Rev Rfdg...  6.000       08/15/06        249,348
   200   Stockton, CA Cmnty Fac Dist Spl Tax No
         1 Mello Roos Weston Ranch Ser A........  5.500       09/01/09        195,290
                                                                          -----------
                                                                            1,901,865
                                                                          -----------
         COLORADO  4.4%
   310   Colorado Hlth Fac Auth Rev Sr Living
         Fac Eaton Terrace Ser A................  6.800       07/01/09        308,323
    99   Colorado Hsg Fin Auth Access Pgm Single
         Family Pgm Ser E.......................  8.125       12/01/24        105,329
 1,000   Denver, CO City & Cnty Arpt Rev Ser
         A......................................  7.400       11/15/04      1,090,840
 1,000   Metropolitan Football Stadium Cap
         Apprec Ser A (MBIA Insd)...............  *           01/01/12        511,930
                                                                          -----------
                                                                            2,016,422
                                                                          -----------

                                               See Notes to Financial Statements

                               September 30, 1999
--------------------------------------------------------------------------------

 Par
Amount
(000)                  Description                Coupon      Maturity    Market Value
--------------------------------------------------------------------------------------
         CONNECTICUT  1.3%
$  145   Mashantucket Western Pequot Tribe CT
         Spl Rev Ser A (Escrowed to Maturity),
         144A - Private Placement (a)...........  6.500%      09/01/06    $   160,393
   445   New Haven, CT Indl Fac Rev Adj Govt
         Cent Thermal Energies..................  7.250       07/01/09        451,657
                                                                          -----------
                                                                              612,050
                                                                          -----------
         FLORIDA  5.4%
 1,150   Florida Hsg Fin Agy Hsg Maitland Club
         Apts Ser B1 (AMBAC Insd)...............  6.750       08/01/14      1,225,095
   190   Lee Cnty, FL Indl Dev Auth Econ Rev
         Encore Nursing Cent Partner Rfdg.......  8.125       12/01/07        202,935
   225   Orange Cnty, FL Hlth Fac Auth Rev First
         Mtg Orlando Lutheran Twr Rfdg..........  8.125       07/01/06        238,833
   300   Volusia Cnty, FL Indl Dev Auth Bishops
         Glen Proj Rfdg.........................  7.125       11/01/06        330,171
   440   Westchase East Cmnty Dev Dist FL Cap
         Impt Rev...............................  7.250       05/01/03        446,239
                                                                          -----------
                                                                            2,443,273
                                                                          -----------
         GEORGIA  6.7%
 1,445   De Kalb Cnty, GA Hsg Auth Multi-Family
         Hsg Rev North Hill Apts Proj Rfdg (FNMA
         Collateralized) (c)....................  6.625       01/01/25      1,532,321
   500   Forsyth Cnty, GA Hosp Auth Rev Antic
         Ctfs GA Baptist Hlth Care Sys Proj.....  6.000       10/01/08        479,225
 1,000   George L Smith II GA World Congress Ctr
         Auth Rev Rfdg Domed Stadium Proj (MBIA
         Insd) (b)..............................  6.000       07/01/04      1,037,520
                                                                          -----------
                                                                            3,049,066
                                                                          -----------
         ILLINOIS  10.5%
   400   Bedford Park, IL Tax Increment 71st &
         Cicero Proj Rfdg.......................  7.000       01/01/06        416,160
   500   Carol Stream, IL First Mtg Rev Windsor
         Pk Mnr Proj............................  6.500       12/01/07        510,600
   445   Chicago, IL Tax Increment Allocation
         San Drainage & Ship Canal A............  7.375       01/01/05        458,288
   545   Clay Cnty, IL Hosp Rev.................  5.500       12/01/10        511,602
   115   Danville, IL Single Family Mtg Rev
         Rfdg...................................  7.300       11/01/10        119,444
   330   Huntley, IL Spl Svc Area No 7 Spl
         Tax....................................  6.000       03/01/09        317,704

                                               See Notes to Financial Statements

                               September 30, 1999
--------------------------------------------------------------------------------

 Par
Amount
(000)                  Description                Coupon      Maturity    Market Value
--------------------------------------------------------------------------------------
         ILLINOIS (CONTINUED)
$1,335   Illinois Dev Fin Auth Elderly Hsg Rev
         Libertyville Towers Ser A..............  6.500%      09/01/09    $ 1,375,798
   750   Illinois Hlth Fac Auth Rev Holy Cross
         Hosp Proj Ser 94-A.....................  6.250       03/01/04        765,082
   300   Peoria, IL Spl Tax WeaverRidge Spl Svc
         Area...................................  7.625       02/01/08        315,432
                                                                          -----------
                                                                            4,790,110
                                                                          -----------
         KENTUCKY  1.2%
   500   Kenton Cnty, KY Arpt Brd Rev (MBIA
         Insd)..................................  5.900       03/01/05        525,780
                                                                          -----------
         LOUISIANA  3.7%
   220   Iberia Parish, LA Hosp Svc Dist No 1
         Hosp Rev...............................  7.500       05/26/06        217,149
   500   Louisiana Hsg Fin Agy Rev Multi-Family
         Hsg Plantation Ser A...................  7.200       01/01/03        499,255
 1,000   St John Baptist Parish LA Sales Tax
         Dist (FSA Insd)........................  5.000       12/01/11        975,460
                                                                          -----------
                                                                            1,691,864
                                                                          -----------
         MASSACHUSETTS  3.6%
   500   Massachusetts St Hlth & Edl Fac Auth
         Rev Cent New England Hlth Sys Ser A....  6.125       08/01/13        487,000
   500   Massachusetts St Hlth & Edl North Adams
         Regl Hosp Ser C........................  6.250       07/01/04        517,980
   190   Massachusetts St Indl Fin Agy East
         Boston Neighborhood Proj...............  7.250       07/01/06        180,409
   465   Massachusetts St Indl Fin Agy Rev Grtr
         Lynn Mental Hlth, 144A - Private
         Placement (a)..........................  6.200       06/01/08        448,395
                                                                          -----------
                                                                            1,633,784
                                                                          -----------
         MICHIGAN  4.0%
   440   John Tolfree Health Sys Corp Mich Mtg
         Rev....................................  5.450       09/15/06        426,070
 1,500   Michigan St Strategic Fd Ltd Oblig Rev
         United Waste Sys Proj..................  5.200       04/01/10      1,400,280
                                                                          -----------
                                                                            1,826,350
                                                                          -----------

                                               See Notes to Financial Statements

                               September 30, 1999
--------------------------------------------------------------------------------

 Par
Amount
(000)                  Description                Coupon      Maturity    Market Value
--------------------------------------------------------------------------------------
         MINNESOTA  1.7%
$  500   Dakota Cnty, MN Hsg & Redev Auth
         Multi-Family Hsg Rev Affordable Hsg
         View Pointe Proj.......................  6.000%      11/01/09    $   484,190
   285   Minneapolis, MN Multi-Family Rev Hsg
         Belmont Apts Proj......................  7.000       11/01/06        288,300
                                                                          -----------
                                                                              772,490
                                                                          -----------
         MISSOURI  4.5%
 1,500   Kansas City, MO Arpt Rev Genl Impt Ser
         A (FSA Insd) (c).......................  7.000       09/01/12      1,642,125
   400   West Plains, MO Indl Dev Auth Hosp Rev
         Ozarks Med Ctr.........................  6.300       11/15/11        394,308
                                                                          -----------
                                                                            2,036,433
                                                                          -----------
         MONTANA  1.1%
   500   Crow Fin Auth MT Tribal Purp Rev,
         144A - Private Placement (a)...........  5.400       10/01/07        503,645
                                                                          -----------
         NEBRASKA  2.0%
 1,000   American Pub Energy Agy NE Gas Sup Rev
         NE Pub Gas Agy Proj Ser A (AMBAC
         Insd)..................................  4.375       06/01/10        926,440
                                                                          -----------
         NEW JERSEY  8.2%
   500   Camden Cnty, NJ Impt Auth Lease Rev
         Kaighn Pt Marine Terminal A............  7.375       06/01/07        517,710
 1,000   East Orange, NJ Brd Ed Ctfs Partn Cap
         Apprec (FSA Insd)......................  *           02/01/16        398,630
   250   New Jersey Econ Dev Auth Rev Sr Mtg
         Arbor Glen Proj Ser A (Escrowed to
         Maturity)..............................  8.000       05/15/04        281,195
   225   New Jersey Health Care Facs Fing Auth
         Rev-Palisades (Prerefunded @
         07/01/02)..............................  7.500       07/01/06        241,447
   115   New Jersey Health Care Facs Fing Auth
         Rev-Palisades..........................  7.500       07/01/06        121,708
 1,000   New Jersey Hlthcare Fac Fin Auth Rev
         Christ Hosp Group Issue (Connie Lee
         Insd)..................................  7.000       07/01/06      1,123,370
 1,000   New Jersey St Transn Tr Fd Auth Transn
         Sys Ser A (b)..........................  5.500       06/15/11      1,029,070
                                                                          -----------
                                                                            3,713,130
                                                                          -----------

                                               See Notes to Financial Statements

                               September 30, 1999
--------------------------------------------------------------------------------

 Par
Amount
(000)                  Description                Coupon      Maturity    Market Value
--------------------------------------------------------------------------------------
         NEW YORK  8.2%
$  500   Brookhaven, NY Indl Dev Agy Sr
         Residential Hsg Rev Woodcrest Estates
         Fac Ser A..............................  5.875%      12/01/09    $   478,960
   500   New York City Ser A....................  7.000       08/01/07        560,600
   500   New York St Dorm Auth Rev Rfdg Secd
         Hosp North Gen Hosp Ser G..............  5.125       02/15/08        496,610
 1,000   New York St Med Care Fac Fin Agy Rev NY
         Hosp Mtg Ser A (Prerefunded @ 02/15/05)
         (AMBAC Insd)...........................  6.200       08/15/05      1,089,780
 1,000   Niagara Falls, NY Pub Impt (MBIA
         Insd)..................................  6.900       03/01/20      1,095,590
                                                                          -----------
                                                                            3,721,540
                                                                          -----------
         OHIO  7.5%
   500   Cuyahoga Cnty, OH Hlthcare Fac Rev
         Judson Retirement Cmnty Ser A Rfdg.....  7.000       11/15/10        512,120
   500   Dayton, OH Spl Facs Rev Afco Cargo Day
         LLC Proj...............................  6.000       04/01/09        487,655
   250   Marion Cnty, OH Hosp Impt Rev Cmnty
         Hosp Rfdg..............................  6.375       05/15/11        250,550
   400   Montgomery Cnty, OH Hosp Rev Grandview
         Hosp & Med Cent Rfdg...................  5.250       12/01/01        399,752
 1,000   Ohio St Air Quality Dev Auth Rev Owens
         Corning Fiberglass Proj Rfdg...........  6.250       06/01/04      1,019,430
   775   Sandusky Cnty, OH Hosp Fac Rev Rfdg Mem
         Hosp...................................  5.000       01/01/06        759,392
                                                                          -----------
                                                                            3,428,899
                                                                          -----------
         OKLAHOMA  0.8%
   365   Shawnee, OK Hosp Auth Hosp Rev
         Midamerica Hlthcare Inc Rfdg...........  5.750       10/01/03        366,551
                                                                          -----------
         OREGON  3.0%
 1,465   Multnomah Cnty, OR Ctfs Partn Ser A....  4.200       08/01/08      1,378,931
                                                                          -----------

                                               See Notes to Financial Statements

                               September 30, 1999
--------------------------------------------------------------------------------

 Par
Amount
(000)                  Description                Coupon      Maturity    Market Value
--------------------------------------------------------------------------------------
         PENNSYLVANIA  2.1%
$  225   Erie, PA Higher Edl Bldg Auth College
         Rev Mercyhurst College Proj A Rfdg.....  5.300%      03/15/03    $   229,079
   250   Philadelphia, PA Auth For Indl Dev Revs
         1st Mtg - Crime Prevention Assn........  6.000       04/01/09        244,000
   490   Philadelphia, PA Auth For Indl Dev
         Hlthcare Fac Rev Baptist Home of Phil
         Ser A..................................  5.200       11/15/04        480,911
                                                                          -----------
                                                                              953,990
                                                                          -----------
         TENNESSEE  4.0%
 1,500   Franklin, TN Spl Sch Dist Cap Apprec
         (FSA Insd).............................  *           06/01/15        616,095
 1,300   Municipal Energy Acq Corp TN Gas Rev
         (FSA Insd).............................  4.125       03/01/09      1,189,643
                                                                          -----------
                                                                            1,805,738
                                                                          -----------
         TEXAS  4.1%
   500   Austin, TX Util Sys Rev Rfdg (AMBAC
         Insd)..................................  6.500       11/15/05        547,525
   405   Mesquite, TX Hlth Fac Dev Retirement
         Fac Christian Ser A....................  6.100       02/15/08        411,326
   585   Parker Cnty, TX Hosp Dist Hosp Rev
         Campbell Health Sys....................  5.700       08/15/09        580,864
   300   San Antonio, TX Hsg Fin Corp
         Multi-Family Hsg Rev Beverly Oaks Arpt
         Proj Ser A.............................  7.500       02/01/10        304,911
                                                                          -----------
                                                                            1,844,626
                                                                          -----------
         UTAH  1.9%
   845   Utah St Hsg Fin Agy Single Family Mtg
         Mezz Ser A (FHA Gtd)...................  7.150       07/01/12        882,197
                                                                          -----------
         VIRGINIA  1.2%
   500   Pittsylvania Cnty, VA Indl Dev Auth Rev
         Exempt Fac Ser A.......................  7.450       01/01/09        531,350
                                                                          -----------

                                               See Notes to Financial Statements

                               September 30, 1999
--------------------------------------------------------------------------------

 Par
Amount
(000)                  Description                Coupon      Maturity    Market Value
--------------------------------------------------------------------------------------
         U. S. VIRGIN ISLANDS  1.3%
$  600   Virgin Islands Pub Fin Auth Rev Sr Lien
         Fd Ln Nts Ser C........................  5.500%      10/01/07    $   606,576
                                                                          -----------
TOTAL LONG-TERM INVESTMENTS  104.3%
  (Cost $46,582,997)..................................................     47,475,637
TOTAL SHORT-TERM INVESTMENTS  0.6%
  (Cost $300,000).....................................................        300,000
                                                                          -----------
TOTAL INVESTMENTS  104.9%
  (Cost $46,882,997)..................................................     47,775,637
LIABILITIES IN EXCESS OF OTHER ASSETS  (4.9%).........................     (2,243,921)
                                                                          -----------
NET ASSETS  100.0%....................................................    $45,531,716
                                                                          ===========

 * Zero coupon bond

(a) 144A securities are those which are exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold only in transactions exempt from registration which are normally those transactions with qualified institutional buyers.

(b) Securities purchased on a when issued or delayed delivery basis.

(c) Assets segregated as collateral for when issued or delayed delivery purchase commitments.

AMBAC--AMBAC Indemnity Corporation
Connie Lee--Connie Lee Insurance Company
FHA--Federal Housing Administration
FNMA--Federal National Mortgage Association
FSA--Financial Security Assurance Inc.
MBIA--Municipal Bond Investors Assurance Corp.



                                               See Notes to Financial Statements

                      STATEMENT OF ASSETS AND LIABILITIES

                               September 30, 1999
--------------------------------------------------------------------------------

ASSETS:
Total Investments (Cost $46,882,997)........................    $47,775,637
Cash........................................................        201,839
Receivables:
  Interest..................................................        699,241
  Investments Sold..........................................        388,220
  Fund Shares Sold..........................................         38,696
Other.......................................................          1,741
                                                                -----------
      Total Assets..........................................     49,105,374
                                                                -----------
LIABILITIES:
Payables:
  Investments Purchased.....................................      3,106,745
  Fund Shares Repurchased...................................        150,713
  Income Distributions......................................         54,246
  Distributor and Affiliates................................         45,491
  Investment Advisory Fee...................................         18,782
Trustees' Deferred Compensation and Retirement Plans........        137,203
Accrued Expenses............................................         60,478
                                                                -----------
      Total Liabilities.....................................      3,573,658
                                                                -----------
NET ASSETS..................................................    $45,531,716
                                                                ===========
NET ASSETS CONSIST OF:
Capital ($.01 par value with an unlimited number of shares
  authorized)...............................................    $44,914,978
Net Unrealized Appreciation.................................        892,640
Accumulated Distributions in Excess of Net Investment
  Income....................................................        (94,570)
Accumulated Net Realized Loss...............................       (181,332)
                                                                -----------
NET ASSETS..................................................    $45,531,716
                                                                ===========
MAXIMUM OFFERING PRICE PER SHARE:
  Class A Shares:
    Net asset value and redemption price per share (Based on
    net assets of $29,498,083 and 2,886,338 shares of
    beneficial interest issued and outstanding).............    $     10.22
    Maximum sales charge (3.25%* of offering price).........            .34
                                                                -----------
    Maximum offering price to public........................    $     10.56
                                                                ===========
  Class B Shares:
    Net asset value and offering price per share (Based on
    net assets of $10,442,070 and 1,023,439 shares of
    beneficial interest issued and outstanding).............    $     10.20
                                                                ===========
  Class C Shares:
    Net asset value and offering price per share (Based on
    net assets of $5,591,563 and 548,062 shares of
    beneficial interest issued and outstanding).............    $     10.20
                                                                ===========

*On sales of $25,000 or more, the sales charge will be reduced.

                                               See Notes to Financial Statements

                            STATEMENT OF OPERATIONS

                     For the Year Ended September 30, 1999
--------------------------------------------------------------------------------

INVESTMENT INCOME:
Interest....................................................    $ 2,546,686
                                                                -----------
EXPENSES:
Distribution (12b-1) and Service Fees (Attributed to Classes
  A, B and C of $62,887, $143,540 and $46,428,
  respectively).............................................        252,855
Investment Advisory Fee.....................................        220,587
Accounting Services.........................................         57,312
Shareholder Services........................................         45,637
Trustees' Fees and Related Expenses.........................         31,682
Custody.....................................................          6,004
Legal.......................................................          4,755
Other.......................................................         79,916
                                                                -----------
    Total Expenses..........................................        698,748
    Less Credits Earned on Cash Balances....................            685
                                                                -----------
    Net Expenses............................................        698,063
                                                                -----------
NET INVESTMENT INCOME.......................................    $ 1,848,623
                                                                ===========
REALIZED AND UNREALIZED GAIN/LOSS:
Net Realized Gain...........................................    $   118,720
                                                                -----------
Unrealized Appreciation/Depreciation:
    Beginning of the Period.................................      3,084,453
    End of the Period.......................................        892,640
                                                                -----------
Net Unrealized Depreciation During the Period...............     (2,191,813)
                                                                -----------
NET REALIZED AND UNREALIZED LOSS............................    $(2,073,093)
                                                                ===========
NET DECREASE IN NET ASSETS FROM OPERATIONS..................    $  (224,470)
                                                                ===========

                                               See Notes to Financial Statements

                       STATEMENT OF CHANGES IN NET ASSETS

For the Year Ended September 30, 1999, the Nine Months Ended September 30, 1998
                      and the Year Ended December 31, 1997
--------------------------------------------------------------------------------

                                       Year Ended       Nine Months Ended       Year Ended
                                   September 30, 1999   September 30, 1998   December 31, 1997
----------------------------------------------------------------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income............     $ 1,848,623          $ 1,184,525          $ 1,380,936
Net Realized Gain................         118,720               38,354              347,481
Net Unrealized
  Appreciation/Depreciation
  During the Period..............      (2,191,813)             650,720              651,462
                                      -----------          -----------          -----------
Change in Net Assets from
  Operations.....................        (224,470)           1,873,599            2,379,879
                                      -----------          -----------          -----------
Distributions from Net Investment
  Income.........................      (1,881,557)          (1,184,915)          (1,375,554)
Distributions in Excess of Net
  Investment Income..............         (94,570)                 -0-                  -0-
                                      -----------          -----------          -----------
Distributions from and in Excess
  of Net Investment Income*......      (1,976,127)          (1,184,915)          (1,375,554)
                                      -----------          -----------          -----------
NET CHANGE IN NET ASSETS FROM
  INVESTMENT ACTIVITIES..........      (2,200,597)             688,684            1,004,325
                                      -----------          -----------          -----------
FROM CAPITAL TRANSACTIONS:
Proceeds from Shares Sold........      22,415,763           13,360,043            5,579,082
Net Asset Value of Shares Issued
  Through Dividend
  Reinvestment...................       1,287,591              800,943              883,487
Cost of Shares Repurchased.......     (15,031,256)          (8,183,923)          (9,753,115)
                                      -----------          -----------          -----------
NET CHANGE IN NET ASSETS FROM
  CAPITAL TRANSACTIONS...........       8,672,098            5,977,063           (3,290,546)
                                      -----------          -----------          -----------
TOTAL INCREASE/DECREASE IN NET
  ASSETS.........................       6,471,501            6,665,747           (2,286,221)
NET ASSETS:
Beginning of the Period..........      39,060,215           32,394,468           34,680,689
                                      -----------          -----------          -----------
End of the Period (Including
  accumulated undistributed net
  investment income of ($94,570),
  $32,934 and $33,324,
  respectively)..................     $45,531,716          $39,060,215          $32,394,468
                                      ===========          ===========          ===========

     *Distributions by Class
--------------------------------------------------------------------------
Distributions from and in Excess
  of Net Investment Income:
  Class A Shares.................  $(1,205,493)  $  (625,738)  $  (560,309)
  Class B Shares.................     (581,561)     (469,656)     (628,468)
  Class C Shares.................     (189,073)      (89,521)     (186,777)
                                   -----------   -----------   -----------
                                   $(1,976,127)  $(1,184,915)  $(1,375,554)
                                   ===========   ===========   ===========

                                               See Notes to Financial Statements

                              FINANCIAL HIGHLIGHTS

       The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.
--------------------------------------------------------------------------------

                                              Nine Months            Year Ended December 31,
                              Year Ended         Ended        -------------------------------------
     Class A Shares         Sept. 30, 1999   Sept. 30, 1998    1997      1996      1995      1994
---------------------------------------------------------------------------------------------------
Net Asset Value,
Beginning of the
Period..................        $10.728         $10.536       $10.213   $10.264   $ 9.330   $10.145
                                -------         -------       -------   -------   -------   -------
  Net Investment
    Income..............           .471            .358          .480      .455      .508      .489
  Net Realized and
    Unrealized
    Gain/Loss...........          (.475)           .199          .317     (.032)     .900     (.815)
                                -------         -------       -------   -------   -------   -------
Total from Investment
  Operations............          (.004)           .557          .797      .423     1.408     (.326)
                                -------         -------       -------   -------   -------   -------
Less Distributions from
  and in Excess of Net
  Investment Income.....           .504            .365          .474      .474      .474      .489
                                -------         -------       -------   -------   -------   -------
Net Asset Value, End of
  the Period............        $10.220         $10.728       $10.536   $10.213   $10.264   $ 9.330
                                =======         =======       =======   =======   =======   =======
Total Return* (a).......         (0.10%)          5.36%**       8.08%     4.27%    15.31%    (3.32%)
Net Assets at End of the
  Period (In
  millions).............        $  29.5         $  20.6       $  12.9   $  12.5   $  15.6   $  15.7
Ratio of Expenses to
  Average Net Assets*...          1.28%           1.30%         1.52%     1.56%     1.00%      .67%
Ratio of Net Investment
  Income to Average Net
  Assets*...............          4.49%           4.61%         4.67%     4.45%     5.10%     5.07%
Portfolio Turnover......            65%             15%**         37%       45%       75%      274%

  * If certain expenses had
    not been reimbursed by Van
    Kampen, Total Return would
    have been lower and the
    ratios would have been as
    follows:

Ratio of Expenses to
  Average Net Assets....            N/A             N/A         1.67%     1.74%     1.61%     1.75%
Ratio of Net Investment
  Income to Average Net
  Assets................            N/A             N/A         4.52%     4.27%     4.49%     3.99%

** Non-Annualized

(a) Total Return is based upon net asset value which does not include payment of the maximum sales charge or contingent deferred sales charge.

N/A = Not Applicable

                                               See Notes to Financial Statements

       The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.
--------------------------------------------------------------------------------

                                              Nine Months            Year Ended December 31,
                              Year Ended         Ended        -------------------------------------
     Class B Shares         Sept. 30, 1999   Sept. 30, 1998    1997      1996      1995      1994
---------------------------------------------------------------------------------------------------
Net Asset Value,
Beginning of the
Period..................        $10.714         $10.526       $10.209   $10.263   $ 9.319   $10.137
                                -------         -------       -------   -------   -------   -------
  Net Investment
    Income..............           .392            .308          .402      .375      .430      .417
  Net Realized and
    Unrealized
    Gain/Loss...........          (.475)           .191          .317     (.027)     .916     (.818)
                                -------         -------       -------   -------   -------   -------
Total from Investment
  Operations............          (.083)           .499          .719      .348     1.346     (.401)
                                -------         -------       -------   -------   -------   -------
Less Distributions from
  and in Excess of Net
  Investment Income.....           .428            .311          .402      .402      .402      .417
                                -------         -------       -------   -------   -------   -------
Net Asset Value, End of
  the Period............        $10.203         $10.714       $10.526   $10.209   $10.263   $ 9.319
                                =======         =======       =======   =======   =======   =======
Total Return* (a).......         (0.81%)          4.74%**       7.23%     3.54%    14.62%    (4.04%)
Net Assets at End of the
  Period (In
  millions).............        $  10.4         $  15.2       $  16.4   $  16.4   $  17.5   $  17.7
Ratio of Expenses to
  Average Net Assets*...          1.97%           2.06%         2.28%     2.32%     1.75%     1.43%
Ratio of Net Investment
  Income to Average Net
  Assets*...............          3.80%           3.90%         3.91%     3.69%     4.33%     4.30%
Portfolio Turnover......            65%             15%**         37%       45%       75%      274%

* If certain expenses had
  not been reimbursed by Van
  Kampen, Total Return would
  have been lower and the
  ratios would have been as
  follows:

Ratio of Expenses to
  Average Net Assets....            N/A             N/A         2.42%     2.50%     2.36%     2.50%
Ratio of Net Investment
  Income to Average Net
  Assets................            N/A             N/A         3.77%     3.51%     3.72%     3.24%

** Non-Annualized

(a) Total Return is based upon net asset value which does not include payment of the maximum sales charge or contingent deferred sales charge.

N/A = Not Applicable

                                               See Notes to Financial Statements

       The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.
--------------------------------------------------------------------------------

                                              Nine Months            Year Ended December 31,
                              Year Ended         Ended        -------------------------------------
     Class C Shares         Sept. 30, 1999   Sept. 30, 1998    1997      1996      1995      1994
---------------------------------------------------------------------------------------------------
Net Asset Value,
Beginning of the
Period..................        $10.712         $10.525       $10.206   $10.260   $ 9.314   $10.134
                                -------         -------       -------   -------   -------   -------
  Net Investment
    Income..............           .399            .308          .402      .374      .430      .419
  Net Realized and
    Unrealized
    Gain/Loss...........          (.481)           .190          .319     (.026)     .918     (.822)
                                -------         -------       -------   -------   -------   -------
Total from Investment
  Operations............          (.082)           .498          .721      .348     1.348     (.403)
                                -------         -------       -------   -------   -------   -------
Less Distributions from
  and in Excess of Net
  Investment Income.....           .428            .311          .402      .402      .402      .417
                                -------         -------       -------   -------   -------   -------
Net Asset Value, End of
  the Period............        $10.202         $10.712       $10.525   $10.206   $10.260   $ 9.314
                                =======         =======       =======   =======   =======   =======
Total Return* (a).......         (0.81%)          4.74%**       7.23%     3.54%    14.74%    (4.04%)
Net Assets at End of the
  Period (In
  millions).............        $   5.6         $   3.3       $   3.1   $   5.8   $   4.9   $   4.7
Ratio of Expenses to
  Average Net Assets*...          2.02%           2.06%         2.29%     2.32%     1.74%     1.43%
Ratio of Net Investment
  Income to Average Net
  Assets*...............          3.75%           3.89%         3.88%     3.70%     4.36%     4.34%
Portfolio Turnover......            65%             15%**         37%       45%       75%      274%

* If certain expenses had
  not been reimbursed by Van
  Kampen, Total Return would
  have been lower and the
  ratios would have been as
  follows:

Ratio of Expenses to
  Average Net Assets....            N/A             N/A         2.43%     2.50%     2.34%     2.46%
Ratio of Net Investment
  Income to Average Net
  Assets................            N/A             N/A         3.74%     3.52%     3.75%     3.31%

** Non-Annualized

(a) Total Return is based upon net asset value which does not include payment of the maximum sales charge or contingent deferred sales charge.

N/A = Not Applicable

                                               See Notes to Financial Statements

                         NOTES TO FINANCIAL STATEMENTS

                               September 30, 1999
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen Intermediate Term Municipal Income Fund (the "Fund") is organized as a series of Van Kampen Tax Free Trust (the "Trust"), a Delaware business trust, and is registered as a diversified open-end management investment company under the Investment Company Act of 1940, as amended. The Fund's investment objective is to seek a high level of current income exempt from federal income tax, consistent with preservation of capital. The Fund commenced investment operations on May 28, 1993 with two classes of common shares, Class A and Class B shares. The distribution of the Fund's Class C shares commenced on October 19, 1993.

    The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION--Municipal bonds are valued by independent pricing services or dealers using the mean of the bid and asked prices or, in the absence of market quotations, at fair value based upon yield data relating to municipal bonds with similar characteristics and general market conditions. Securities which are not valued by independent pricing services are valued at fair value using procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost.

B. SECURITY TRANSACTIONS--Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Fund may purchase and sell securities on a "when issued" or "delayed delivery" basis, with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Fund will maintain, in a segregated account with its custodian, assets having an aggregate value at least equal to the amount of the when issued or delayed delivery purchase commitments until payment is made.

                               September 30, 1999
--------------------------------------------------------------------------------

C. INCOME AND EXPENSES--Interest income is recorded on an accrual basis. Bond premium and original issue discount are amortized over the expected life of each applicable security. Income and expenses of the Fund are allocated on a pro rata basis to each class of shares, except for distribution and service fees and transfer agency costs which are unique to each class of shares.

D. FEDERAL INCOME TAXES--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

    The Fund intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of loss and offset such losses against any future realized capital gains. At September 30, 1999, the Fund had an accumulated capital loss carryforward for tax purposes of $181,332 which will expire on September 30, 2003.

    At September 30, 1999, for federal income tax purposes, cost of long- and short-term investments is $46,882,997; the aggregate gross unrealized appreciation is $1,476,442 and the aggregate gross unrealized depreciation is $583,802, resulting in net unrealized appreciation on long- and short-term investments of $892,640.

E. DISTRIBUTION OF INCOME AND GAINS--The Fund declares daily and pays dividends monthly from net investment income. Net realized gains, if any, are distributed annually.

    Due to inherent differences in the recognition of expenses under generally accepted accounting principles and federal income tax purposes, the amount of distributed net investment income may differ for a particular period. These differences are temporary in nature, but may result in book basis distribution in excess of net investment income for certain periods.

F. EXPENSE REDUCTIONS--During the year ended September 30, 1999, the Fund's custody fee was reduced by $685 as a result of credits earned on overnight cash balances.

                               September 30, 1999
--------------------------------------------------------------------------------

2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the Fund's Investment Advisory Agreement, Van Kampen Investment Advisory Corp. (the "Adviser") will provide investment advice and facilities to the Fund for an annual fee payable monthly as follows:

AVERAGE NET ASSETS                                        % PER ANNUM
---------------------------------------------------------------------
First $500 million....................................     .500 of 1%
Over $500 million.....................................     .450 of 1%

    For the year ended September 30, 1999, the Fund recognized expenses of approximately $2,100 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Fund, of which a trustee of the Fund is an affiliated person.

    For the year ended September 30, 1999, the Fund recognized expenses of approximately $59,900 representing Van Kampen's cost of providing accounting and legal services to the Fund.

    Van Kampen Investor Services Inc., an affiliate of the Adviser, serves as the shareholder servicing agent for the Fund. For the year ended September 30, 1999, the Fund recognized expenses of approximately $23,200. Transfer agency fees are determined through negotiations with the Fund's Board of Trustees and are based on competitive market benchmarks.

    Certain officers and trustees of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or trustees who are officers of Van Kampen.

    The Fund provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation to a later date. Benefits under the retirement plan are payable for a ten-year period and are based upon each trustee's years of service to the Fund. The maximum annual benefit per trustee under the plan is $2,500.

                               September 30, 1999
--------------------------------------------------------------------------------

3. CAPITAL TRANSACTIONS

    At September 30, 1999, capital aggregated $29,626,819, $9,940,594 and $5,347,565 for Classes A, B and C, respectively. For the year ended September 30, 1999, transactions were as follows:

                                                  SHARES         VALUE
--------------------------------------------------------------------------
Sales:
  Class A......................................  1,523,720    $ 16,094,310
  Class B......................................    283,297       2,990,396
  Class C......................................    315,962       3,331,057
                                                ----------    ------------
Total Sales....................................  2,122,979    $ 22,415,763
                                                ==========    ============
Dividend Reinvestment:
  Class A......................................     77,116    $    810,720
  Class B......................................     30,595         322,125
  Class C......................................     14,739         154,746
                                                ----------    ------------
Total Dividend Reinvestment....................    122,450    $  1,287,591
                                                ==========    ============
Repurchases:
  Class A......................................   (633,044)   $ (6,690,021)
  Class B......................................   (708,231)     (7,395,119)
  Class C......................................    (89,710)       (946,116)
                                                ----------    ------------
Total Repurchases.............................. (1,430,985)   $(15,031,256)
                                                ==========    ============

                               September 30, 1999
--------------------------------------------------------------------------------

    At September 30, 1998, capital aggregated $19,411,810, $14,023,192 and $2,807,878 for Classes A, B and C, respectively. For the nine months ended September 30, 1998, transactions were as follows:

                                                  SHARES         VALUE
-------------------------------------------------------------------------
Sales:
  Class A....................................... 1,074,637    $11,350,330
  Class B.......................................   130,358      1,377,259
  Class C.......................................    59,963        632,454
                                                 ---------    -----------
Total Sales..................................... 1,264,958    $13,360,043
                                                 =========    ===========
Dividend Reinvestment:
  Class A.......................................    43,203    $   457,668
  Class B.......................................    25,218        266,756
  Class C.......................................     7,232         76,519
                                                 ---------    -----------
Total Dividend Reinvestment.....................    75,653    $   800,943
                                                 =========    ===========
Repurchases:
  Class A.......................................  (425,765)   $(4,501,920)
  Class B.......................................  (297,555)    (3,150,507)
  Class C.......................................   (50,238)      (531,496)
                                                 ---------    -----------
Total Repurchases...............................  (773,558)   $(8,183,923)
                                                 =========    ===========

                               September 30, 1999
--------------------------------------------------------------------------------

    At December 31, 1997, capital aggregated $12,105,732, $15,529,684 and
$2,630,401 for Classes A, B and C, respectively. For the year ended December 31, 1997, transactions were as follows:

                                                    SHARES        VALUE
--------------------------------------------------------------------------
Sales:
  Class A.........................................  224,786    $ 2,319,832
  Class B.........................................  176,313      1,821,383
  Class C.........................................  141,162      1,437,867
                                                   --------    -----------
Total Sales.......................................  542,261    $ 5,579,082
                                                   ========    ===========
Dividend Reinvestment:
  Class A.........................................   36,275    $   374,192
  Class B.........................................   34,418        354,505
  Class C.........................................   15,094        154,790
                                                   --------    -----------
Total Dividend Reinvestment.......................   85,787    $   883,487
                                                   ========    ===========
Repurchases:
  Class A......................................... (255,254)   $(2,615,305)
  Class B......................................... (255,930)    (2,632,842)
  Class C......................................... (437,360)    (4,504,968)
                                                   --------    -----------
Total Repurchases................................. (948,544)   $(9,753,115)
                                                   ========    ===========

                               September 30, 1999
--------------------------------------------------------------------------------

    Class B and C shares are offered without a front end sales charge, but are subject to a contingent deferred sales charge (CDSC). Class B shares purchased on or after June 1, 1996 will automatically convert to Class A shares after the eighth year following purchase. Class B shares purchased before June 1, 1996 automatically convert to Class A shares after the sixth year following purchase. For the year ended September 30, 1999, 347,734 Class B shares automatically converted to Class A shares. The CDSC for Class B and Class C shares will be imposed on most redemptions made within four years of the purchase for Class B and one year of the purchase for Class C as detailed in the following schedule.

                                                       CONTINGENT DEFERRED
                                                          SALES CHARGE
YEAR OF REDEMPTION                                  CLASS B           CLASS C
------------------------------------------------------------------------------
First............................................    3.00%             1.00%
Second...........................................    2.50%              None
Third............................................    2.00%              None
Fourth...........................................    1.00%              None
Fifth and Thereafter.............................     None              None

    For the year ended September 30, 1999, Van Kampen, as Distributor for the Fund, received commissions on sales of the Fund's Class A shares of approximately $4,300 and CDSC on redeemed shares of approximately $36,600. Sales charges do not represent expenses of the Fund.

4. INVESTMENT TRANSACTIONS

For the year ended September 30, 1999, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $38,933,363 and $29,431,524, respectively.

5. DISTRIBUTION AND SERVICE PLANS

The Fund and its shareholders have adopted a distribution plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 and a service plan (collectively the "Plans"). The Plans govern payments for the distribution of the Fund's shares, ongoing shareholder services and maintenance of shareholder accounts.

    Annual fees under the Plans of up to .25% of Class A net assets and 1.00% each of Class B and Class C net assets are accrued daily. Included in these fees for the year ended September 30, 1999, are payments retained by Van Kampen of approximately $251,300.

                       REPORT OF INDEPENDENT ACCOUNTANTS

The Board of Trustees and Shareholders of

Van Kampen Intermediate Term Municipal Income Fund:

We have audited the accompanying statement of assets and liabilities of Van Kampen Intermediate Term Municipal Income Fund (the "Fund"), including the portfolio of investments, as of September 30, 1999, the related statement of operations for the year then ended, the statement of changes in net assets for the year then ended, for the nine-month period ended September 30, 1998, and for the year ended December 31, 1997, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 1999, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Van Kampen Intermediate Term Municipal Income Fund as of September 30, 1999, the results of its operations for the year then ended, the changes in its net assets for the year then ended, for the nine-month period ended September 30, 1998, and for the year ended December 31, 1997, and the financial highlights for each of the periods presented, in conformity with generally accepted accounting principles.

                                                                        KPMG LLP

Chicago, Illinois
November 11, 1999

                                VAN KAMPEN FUNDS

GROWTH
   Aggressive Growth
   American Value*
   Emerging Growth
   Enterprise
   Equity Growth
   Focus Equity
   Growth
   Pace
   Small Cap Value
   Technology

GROWTH AND INCOME
   Comstock
   Equity Income
   Growth and Income
   Harbor
   Real Estate Securities
   Utility
   Value

GLOBAL/INTERNATIONAL
   Asian Growth
   Emerging Markets
   European Equity
   Global Equity
   Global Equity Allocation
   Global Fixed Income
   Global Franchise
   Global Government Securities
   Global Managed Assets
   International Magnum
   Latin American
   Short-Term Global Income*
   Strategic Income
   Worldwide High Income

INCOME
   Corporate Bond
   Government Securities
   High Income Corporate Bond
   High Yield
   High Yield & Total Return
   Limited Maturity Government
   U.S. Government
   U.S. Government Trust for Income

CAPITAL PRESERVATION
   Reserve
   Tax Free Money

SENIOR LOAN
   Prime Rate Income Trust
   Senior Floating Rate

TAX FREE
   California Insured Tax Free
   Florida Insured Tax Free Income
   High Yield Municipal
   Insured Tax Free Income
   Intermediate Term Municipal Income
   Municipal Income
   New York Tax Free Income
   Pennsylvania Tax Free Income
   Tax Free High Income

To find out more about any of these funds, ask your financial advisor for a prospectus, which contains more complete information, including sales charges, risks, and ongoing expenses. Please read it carefully before you invest or send money.

To view a current Van Kampen fund prospectus or to receive additional fund information, choose from one of the following:

- visit our Web site at WWW.VANKAMPEN.COM--to view a prospectus, select Download

- call us at 1-800-341-2911 weekdays from 7:00 a.m. to 7:00 p.m. Central time. Telecommunications Device for the Deaf users, call 1-800-421-2833.

- e-mail us by visiting WWW.VANKAMPEN.COM and selecting Contact Us

* Closed to new investors

               VAN KAMPEN INTERMEDIATE TERM MUNICIPAL INCOME FUND

BOARD OF TRUSTEES

J. MILES BRANAGAN

JERRY D. CHOATE

RICHARD M. DEMARTINI*

LINDA HUTTON HEAGY

R. CRAIG KENNEDY

JACK E. NELSON

DON G. POWELL*

PHILLIP B. ROONEY

FERNANDO SISTO

WAYNE W. WHALEN* - Chairman

SUZANNE H. WOOLSEY, PH.D.

PAUL G. YOVOVICH

OFFICERS

RICHARD F. POWERS, III*
President

DENNIS J. MCDONNELL*
Executive Vice President and
Chief Investment Officer

A. THOMAS SMITH III*
Vice President and Secretary

JOHN L. SULLIVAN*
Vice President, Treasurer and
Chief Financial Officer

CURTIS W. MORELL*
Vice President and Chief Accounting Officer

TANYA M. LODEN*
Controller

STEPHEN L. BOYD*
PETER W. HEGEL*
MICHAEL H. SANTO*
EDWARD C. WOOD, III*
Vice Presidents

INVESTMENT ADVISER

VAN KAMPEN INVESTMENT ADVISORY CORP.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

DISTRIBUTOR

VAN KAMPEN FUNDS INC.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

SHAREHOLDER SERVICING AGENT

VAN KAMPEN INVESTOR
SERVICES INC.
P.O. Box 218256
Kansas City, Missouri 64121-8256

CUSTODIAN

STATE STREET BANK
AND TRUST COMPANY
225 Franklin Street
P.O. Box 1713
Boston, Massachusetts 02105

LEGAL COUNSEL

SKADDEN, ARPS, SLATE,
MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT ACCOUNTANTS

KPMG LLP
303 East Wacker Drive
Chicago, Illinois 60601


For the year ended September 30, 1999, 100% of the income distributions made by the Fund were exempt from federal income taxes. In January 2000, the Fund will provide tax information to shareholders for the 1999 calendar year.

* "Interested" persons of the Fund, as defined in the Investment Company Act of 1940.

(C) Van Kampen Funds Inc., 1999 All rights reserved.


(SM) denotes a service mark of Van Kampen Funds Inc.

This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution to prospective investors unless it has been preceded or is accompanied by an effective prospectus of the Fund which contains additional information on how to purchase shares, the sales charge, and other pertinent data. After February 29, 2000, this report, if used with prospective investors, must be accompanied by a monthly performance update.

                         YEAR 2000 READINESS DISCLOSURE

Like other mutual funds, financial and business organizations and individuals around the world, the Fund could be adversely affected if the computer systems used by the Fund's investment adviser and other service providers do not properly process and calculate date-related information and data from and after January 1, 2000. This is commonly known as the "Year 2000 Problem." The Fund's investment adviser is taking steps that it believes are reasonably designed to address the Year 2000 Problem with respect to computer systems that it uses and to obtain reasonable assurances that comparable steps are being taken by the Fund's other major service providers. At this time, there can be no assurances that these steps will be sufficient to avoid any adverse impact to the Fund. In addition, the Year 2000 Problem may adversely affect the markets and the issuers of securities in which the Fund may invest that, in turn, may adversely affect the net asset value of the Fund. Improperly functioning trading systems may result in settlement problems and liquidity issues. In addition, corporate and governmental data processing errors may result in production problems for individual companies or issuers and overall economic uncertainty. Earnings of individual issuers will be affected by remediation costs, which may be substantial and may be reported inconsistently in U.S. and foreign financial statements. Accordingly, the Fund's investments may be adversely affected. The statements above are subject to the Year 2000 Information and Readiness Disclosure Act, which may limit the legal rights regarding the use of such statements in the case of dispute.

                               TABLE OF CONTENTS

Letter to Shareholders...........................  1
Economic Snapshot................................  2
Performance Results..............................  3
Performance in Perspective.......................  4
Portfolio Management Review......................  5
Glossary of Terms................................  8
Portfolio Highlights.............................  9
Portfolio of Investments......................... 10
Statement of Assets and Liabilities.............. 14
Statement of Operations.......................... 15
Statement of Changes in Net Assets............... 16
Financial Highlights............................. 17
Notes to Financial Statements.................... 20
Report of Independent Accountants................ 28

NOT FDIC INSURED. MAY LOSE VALUE. NO BANK GUARANTEE.

                             LETTER TO SHAREHOLDERS

October 20, 1999

Dear Shareholder,
    With the volatility that we've experienced recently in many financial markets, some investors have sold securities because of uncertainty about where the markets were going, only to be left rethinking whether they made the right decision. We've witnessed this kind of market activity numerous times over the past several years, sparked by concerns such as the impact of the Asian economic crisis, high stock valuations, or, most recently, the stability of many high-flying technology companies. While these fears eventually subsided, investors who may have sold during this period were unable to reap the benefits of the subsequent rally. That's partly because most of the recent big gains happened in relatively short periods of time. This kind of volatility--and the danger of making short-term decisions--highlights the importance of investing for the long term, in accordance with your individual financial objectives.
    Although the Asian crisis appears to be behind us, new concerns are always emerging. In the coming months, we'll likely hear more about how the year 2000 computer problem may affect the markets or that we're overdue for a correction. While the markets could undoubtedly suffer as a result of these or any number of other events, we encourage you to focus on your long-term investment goals. Although nothing is certain, history has shown us that over time, the markets tend to recover--and most investors want to be positioned to take advantage of any recovery.
    If you have concerns about market volatility or questions about how your portfolio is structured to respond to these events, we encourage you to contact your financial advisor. Your advisor can talk with you about sustaining a long-term investment plan through a variety of market conditions. We hope that Van Kampen Funds will play an important role as you and your advisor build a portfolio designed to help you weather what the markets have in store.

Sincerely,

[SIG]
Richard F. Powers, III

Chairman
Van Kampen Investment Advisory Corp.

[SIG]
Dennis J. McDonnell

President
Van Kampen Investment Advisory Corp.

                               ECONOMIC SNAPSHOT

ECONOMIC GROWTH

    Americans continued their spending spree, keeping the economy growing at a healthy pace. High levels of consumer confidence fueled this heavy retail purchasing activity, pushing the personal savings rate down to a record low as spending rates outpaced income growth. Although we experienced a slowdown during the second quarter of 1999, economic growth accelerated toward the end of the reporting period. The growth rate of the nation's gross domestic product (GDP) dipped to 1.6 percent for the second quarter of 1999, but climbed back up to 4.8 percent in the third quarter.

EMPLOYMENT SITUATION

    The strong job market helped to support the health of the economy. During the reporting period, the unemployment rate reached its lowest level in almost 30 years, and wages continued to climb. The wage pressures were balanced somewhat by productivity gains, but they ultimately pushed the cost of labor higher, as evidenced by the sharp jump in the Employment Cost Index in the second quarter of 1999.

INFLATION AND INTEREST RATES

    Inflation remained tame throughout most of the reporting period, although a sharp increase in oil prices contributed to a spike in April's consumer price index (CPI) report. The Federal Reserve remained active in guarding against inflation and tempering the economy during this environment. The Fed reversed two of its interest rate cuts from the fall of 1998, raising rates in June and August 1999 to keep the economy from overheating.

                          INTEREST RATES AND INFLATION
                 September 30, 1997, through September 30, 1999
                                    [GRAPH]

                                                                       INTEREST RATES                       INFLATION
                                                                       --------------                       ---------
Sep 1997                                                                   5.5000                             2.2000
                                                                           6.2500                             2.2000
                                                                           5.7500                             2.1000
Dec 1997                                                                   5.6875                             1.8000
                                                                           6.5000                             1.7000
                                                                           5.5625                             1.6000
Mar 1998                                                                   5.6250                             1.4000
                                                                           6.1250                             1.4000
                                                                           5.6250                             1.4000
Jun 1998                                                                   5.6875                             1.7000
                                                                           6.0000                             1.7000
                                                                           5.5625                             1.7000
Sep 1998                                                                   5.9375                             1.6000
                                                                           5.7500                             1.5000
                                                                           5.2500                             1.5000
Dec 1998                                                                   4.8750                             1.5000
                                                                           4.0000                             1.6000
                                                                           4.8125                             1.7000
Mar 1999                                                                   4.8750                             1.6000
                                                                           5.1250                             1.7000
                                                                           4.9375                             2.3000
Jun 1999                                                                   4.5000                             2.1000
                                                                           4.0000                             2.0000
                                                                           4.7500                             2.1000
Sep 1999                                                                   5.4375                             2.3000

    Interest rates are represented by the closing midline federal funds rate on the last day of each month. Inflation is indicated by the annual percent change of the Consumer Price Index for all urban consumers at the end of each month.

          PERFORMANCE RESULTS FOR THE PERIOD ENDED SEPTEMBER 30, 1999

                VAN KAMPEN FLORIDA INSURED TAX FREE INCOME FUND

                                         A SHARES   B SHARES   C SHARES
 TOTAL RETURNS
One-year total return based on
NAV(1).................................   (3.74%)    (4.51%)     (4.51%)
One-year total return(2)...............   (8.29%)    (8.17%)     (5.42%)
Five-year average annual total
  return(2)............................    4.86%      4.85%       5.13%
Life-of-Fund average annual total
  return(2)............................    4.68%      4.73%       4.90%
Commencement date...................... 07/29/94   07/29/94    07/29/94

 DISTRIBUTION RATES AND YIELD

Distribution rate(3)...................    4.70%      4.16%       4.15%
Taxable-equivalent distribution
  rate(4)..............................    7.34%      6.50%       6.48%
SEC Yield(5)...........................    5.12%      4.62%       4.61%

(1)Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge (4.75% for A shares) or contingent deferred sales charge for early withdrawal (4% for B shares and 1% for C shares).

(2)Standardized total return. Assumes reinvestment of all distributions for the period and includes payment of the maximum sales charge (A shares) or contingent deferred sales charge for early withdrawal (B and C shares).

(3)Distribution rate represents the monthly annualized distributions of the Fund at the end of the period and not the earnings of the Fund.

(4)Taxable equivalent calculations reflect a federal income tax rate of 36%.

(5)SEC Yield is a standardized calculation prescribed by the Securities and Exchange Commission for determining the amount of net income a portfolio should theoretically generate for the 30-day period ending September 30, 1999. Had certain expenses of the Fund not been assumed by Van Kampen, the SEC Yield would have been 4.38%, 3.84% and 3.84% for Classes A, B and C, respectively, and total returns would have been lower.

A portion of the interest income may be taxable for those investors subject to the federal alternative minimum tax (AMT).

See the Comparative Performance section of the current prospectus. Past performance does not guarantee future results. Investment return and net asset value will fluctuate with market conditions. Fund shares, when redeemed, may be worth more or less than their original cost.

No representation is made as to any insurer's ability to meet its commitments. The insurance does not remove market risk since it does not apply to the value of the securities in the Fund's portfolio, and the Fund's net asset value may fluctuate depending on changes in interest rates and other factors affecting the municipal credit market.

Market forecasts provided in this report may not necessarily come to pass.

                 PUTTING YOUR FUND'S PERFORMANCE IN PERSPECTIVE

    As you evaluate your progress toward achieving your financial goals, it is important to track your investment performance at regular intervals. A comparison of your Fund's performance to an applicable benchmark can:

    - Illustrate the market environment in which your Fund is being managed

    - Reflect the impact of favorable market trends or difficult market conditions

    - Help you evaluate how your Fund's management team has responded to opportunities and challenges

    The following graph compares your Fund's performance to that of the Lehman Brothers Municipal Bond Index over time.

    GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT
    Van Kampen Florida Insured Tax Free Income Fund vs. the Lehman Brothers Municipal Bond Index (July 29, 1994 through September 30, 1999)
[INVESTMENT PERFORMANCE GRAPH]
------------------------------
Fund's Total Return
1 Year Total Return   = -8.29%
5 Year Avg. Return    =  4.86%
Inception Avg. Annual =  4.68%
------------------------------

                                                               VAN KAMPEN FLORIDA INSURED TAX     LEHMAN BROTHERS MUNICIPAL BOND
                                                                      FREE INCOME FUND                        INDEX
                                                               ------------------------------     ------------------------------
July1994                                                                   9527.00                           10000.00
                                                                           9635.00                           10035.00
                                                                           9519.00                            9887.00
                                                                           9289.00                            9711.00
                                                                           9010.00                            9536.00
                                                                           9387.00                            9746.00
                                                                           9718.00                           10024.00
                                                                           9982.00                           10316.00
                                                                          10021.00                           10435.00
                                                                           9998.00                           10447.00
                                                                          10280.00                           10780.00
                                                                          10145.00                           10687.00
                                                                          10233.00                           10788.00
                                                                          10350.00                           10925.00
Sep1995                                                                   10418.00                           10994.00
                                                                          10565.00                           11153.00
                                                                          10797.00                           11338.00
                                                                          10916.00                           11447.00
                                                                          10998.00                           11534.00
                                                                          10930.00                           11456.00
                                                                          10658.00                           11309.00
                                                                          10625.00                           11278.00
                                                                          10628.00                           11273.00
                                                                          10749.00                           11396.00
                                                                          10921.00                           11500.00
                                                                          10903.00                           11497.00
Sep1996                                                                   11092.00                           11658.00
                                                                          11230.00                           11790.00
                                                                          11451.00                           12006.00
                                                                          11394.00                           11955.00
                                                                          11359.00                           11978.00
                                                                          11461.00                           12088.00
                                                                          11335.00                           11928.00
                                                                          11423.00                           12028.00
                                                                          11611.00                           12208.00
                                                                          11715.00                           12339.00
                                                                          12060.00                           12681.00
                                                                          11908.00                           12561.00
Sep1997                                                                   12021.00                           12711.00
                                                                          12111.00                           12792.00
                                                                          12178.00                           12868.00
                                                                          12388.00                           13056.00
                                                                          12503.00                           13190.00
                                                                          12499.00                           13194.00
                                                                          12510.00                           13206.00
                                                                          12433.00                           13146.00
                                                                          12655.00                           13354.00
                                                                          12708.00                           13406.00
                                                                          12744.00                           13440.00
                                                                          12969.00                           13648.00
Sep1998                                                                   13162.00                           13819.00
                                                                          13125.00                           13819.00
                                                                          13178.00                           13867.00
                                                                          13207.00                           13902.00
                                                                          13362.00                           14067.00
                                                                          13281.00                           14005.00
                                                                          13260.00                           14025.00
                                                                          13297.00                           14060.00
                                                                          13182.00                           13978.00
                                                                          12947.00                           13777.00
                                                                          12951.00                           13827.00
                                                                          12739.00                           13716.00
Sep1999                                                                   12670.00                           13721.00

The above chart reflects the performance of Class A shares of the Fund. The performance of Class A shares will differ from that of other share classes of the Fund because of the difference in sales charges and/or expenses paid by shareholders investing in the different share classes. The Fund's performance assumes reinvestment of all distributions and includes payment of the maximum sales charge (4.25% for A shares).

While past performance is not indicative of future performance, the above information provides a broader vantage point from which to evaluate the discussion of the Fund's performance found in the following pages.

                          PORTFOLIO MANAGEMENT REVIEW

                      FLORIDA INSURED TAX FREE INCOME FUND

We recently spoke with Thomas M. Byron, portfolio manager of the Van Kampen Florida Insured Tax Free Income Fund, about the key events and economic forces that shaped the markets during the past year. Mr. Byron has managed the Fund since 1997 and worked in the investment industry since 1981. He is joined by Peter W. Hegel, chief investment officer for fixed-income investments. The following comments reflect their views on the Fund's performance during the 12 months ended September 30, 1999.


   Q  WHAT HAPPENED IN THE MUNICIPAL MARKET DURING THE REPORTING PERIOD?

   A Bonds of all types suffered price declines over the past 12 months as interest rates rose, especially toward the end of the reporting period. In addition to the negative effects of the Federal Reserve's two interest rate increases during the summer, the bond market was hurt by the nation's strong economic growth because it continually sparked inflation fears, which caused concern about future rate hikes. Because of low demand for municipal bonds during the period, these conditions hurt municipals more than their taxable counterparts--corporate and Treasury bonds. The yields on newly issued 30-year AAA municipal bonds leaped almost a full percentage point during the 12-month period, so the prices of existing bonds dropped concurrently.
     The interest rate increases also served to suppress municipal bond supply. Many municipalities chose not to issue new bonds or refinance outstanding bonds because of the higher interest rates they would have to pay in the current marketplace. In fact, the supply of new bonds was down more than 20 percent during the first nine months of 1999 compared with the previous year. Supply was down in almost every sector, although electric utilities, environment-related, and health-care bonds saw the most significant drops. The lower supply helped support bond prices somewhat because that meant more competition for available bonds.
     Florida's economy remained strong, as the state decreased its reliance on agriculture and tourism and increased the role of trade and services. In addition, the state remained fiscally sound and continued to experience budget surpluses, even after a $1 billion tax cut that included reducing the state's intangibles tax.

   Q  DID MUNICIPAL BONDS BENEFIT FROM THE STRONG ECONOMY?

   A Yes. The effects of the healthy economy were reflected in the good credit conditions in the municipal market. With the exception of the health-care sector, overall credit quality remained high, and we witnessed a number of credit upgrades as tax revenues kept municipal finances strong. In addition, municipal bond yields remained very attractive compared with Treasury bonds, especially when considering the tax advantages of municipals. At the end of the reporting period, AAA-rated municipals were offering yields that were about 90 percent of comparable Treasury yields, making municipals very attractive for investors in higher income tax brackets.

   Q  WHAT TECHNIQUES DID YOU USE TO MANAGE THE FUND IN THESE CONDITIONS?

   A With the instability in the bond market in recent months, we focused on diversifying the Fund's holdings as much as possible to attempt to reduce the impact that any one part of the market might have on the Fund. For example, we purchased bonds with intermediate term maturities of 15 to 20 years because the Fund had been so heavily weighted toward longer-term securities. These bonds did not decline in value as much as comparable 30-year securities when bond prices started to fall during the summer, which helped to support the Fund's total return.
     Another major strategy for the Fund was to increase its duration, or sensitivity to interest-rate changes. We feel that this strategy will work well in a declining interest-rate environment because it should allow the Fund to participate more fully in a market rally. In the short term, however, the longer duration negatively affected the Fund's total return as interest rates climbed.
     We took advantage of the general market price declines to enhance the current income potential and tax management of the Fund. We sold some of our holdings at a capital loss to offset some of the gains we had earned early in 1999, so that the Fund can try to avoid the need to distribute taxable capital gains to shareholders this year. These bonds were replaced with higher-yielding issues, increasing the Fund's income stream without sacrificing credit quality. The new bonds also had better protection against bond calls. This should help the Fund maintain its income stream for a longer period of time if interest rates fall.

   Q  WHAT AREAS OF THE MUNICIPAL MARKET WERE MOST ATTRACTIVE TO YOU?

   A The essential services and education areas were very attractive during the period because of their high quality and liquidity. Public education bonds remained the top sector for the Fund, and at the end of September comprised 18.5 percent of the long-term investments. Higher education represented the next-largest sector at 12.7 percent of the long-term investments, followed by water and sewer at 12.0 percent.
     While we increased our holdings in the essential services and education, we reduced the Fund's proportion of health-care bonds because of the challenges imposed by managed care and changing Medicare reimbursement policies. Reducing the health-care exposure benefited the Fund because that sector did not perform as well as most other areas of the municipal market during the period. For additional portfolio highlights, please refer to page 9.

   Q  HOW DID THE FUND PERFORM DURING THE PERIOD?

   A The Fund's total return performance was disappointing because of the overall downturn in bond prices and the Fund's longer duration. For the one-year period ended September 30, 1999, the Fund's Class A shares returned -3.74 percent(1) at net asset value. By comparison, the Lehman Brothers Municipal Bond Index produced a -0.70 percent total return for the same period. This index is an unmanaged, broad-based statistical composite of municipal bonds and does not reflect any commissions that would be paid by an investor purchasing the securities it represents.
     The Fund provided shareholders with an attractive dividend throughout the past year, although the dividend was reduced in September 1999. The generally lower interest rate environment over the past few years eventually reduced the Fund's income stream as higher yielding bonds matured or were called from the portfolio. This led to a reduction in the monthly dividend rate from $0.0645 per Class A share to $0.06. At its current rate, the Fund's tax-exempt dividend translates to a distribution rate of 4.70 percent(3), which is equivalent to a yield of 7.34 percent(4) for an investor in the 36 percent federal income tax bracket. Please refer to the chart and footnotes on page 3 for additional Fund performance results. Past performance does not guarantee future performance.

   Q  WHAT DO YOU SEE AHEAD FOR THE ECONOMY AND THE MUNICIPAL MARKET?

   A We will probably continue to see a slowing economy in the fourth quarter of 1999, which may be partly the result of year 2000 concerns. Wage increases will likely keep inflation concerns at the forefront, although increasing productivity should be able to offset higher wage costs for employers. With those factors in mind, we are positioning the Fund to perform well in a lower interest-rate environment by keeping its duration longer than its benchmark. This would make the Fund better able to participate in a market rally.
     Preparations for the turn of the millennium may also limit new issuance and general market activity as we near the end of the year. Many municipal issuers may postpone issuing bonds until they feel certain that any potential computer problems have been avoided, meaning that we will probably see very low levels of new issuance in November and December. In the meantime, we will continue to focus on finding attractive-yielding bonds and protecting the Fund from bond calls as much as possible. We will also use our research capabilities to monitor the health-care sector for attractive opportunities throughout the coming months.

[SIG]
Thomas M. Byron

Portfolio Manager

[SIG]
Peter W. Hegel

Chief Investment Officer
Fixed Income Investments

                               GLOSSARY OF TERMS

CALL FEATURE: Allows the issuer to buy back a bond on specific dates at set prices before maturity. These dates and prices are set when the bond is issued. To compensate the bondholder for the potential loss of income and ownership, a bond's call price is usually higher than the face value of the bond. Bonds are usually called when interest rates drop so significantly that the issuer can save money by issuing new bonds at lower rates.

CREDIT RATING: An evaluation of an issuer's credit history and capability of repaying obligations. Standard & Poor's and Moody's Investors Service are two companies that assign bond ratings. Standard & Poor's ratings range from a high of AAA to a low of D, while Moody's ratings range from a high of Aaa to a low of C.

CREDIT SPREAD: Also called quality spread, the difference in yield between higher-quality issues and lower-quality issues. Normally, lower-quality issues provide higher yields to compensate investors for the additional credit risk.

DISCOUNT BOND: A bond whose market price is lower than its face value (or "par value"). Because bonds usually mature at face value, a discount bond has more potential to appreciate in price than a par bond does.

DURATION: A measure of the sensitivity of a bond's price to changes in interest rates, expressed in years. Each year of duration represents an expected 1 percent change in the price of a bond for every 1 percent change in interest rates (i.e. a 5-year duration means the bond will fall about 5 percent in value if interest rates rise by 1 percent). The longer a bond's duration, the greater the effect of interest rate movements on its price. Typically, funds with shorter durations perform better in rising rate environments, while funds with longer durations perform better when rates decline.

MATURITY LENGTH: The time it takes for a bond to mature. A bond issued in 1999 and maturing in 2009 is a 10-year bond.

VOLATILITY: A measure of the fluctuation in the market price of a security. A security that is volatile has frequent and large swings in price.

YIELD SPREAD: The additional yield investors can earn by either investing in bonds with longer maturities or by investing in bonds with lower ratings. The spread is the difference in yield between bonds with short versus long maturities or the difference in yield between high-quality bonds and lower-quality bonds.

ZERO COUPON BONDS: A corporate or municipal bond that is traded at a deep discount to face value and pays no interest. It may be redeemed at maturity for full face value.

                              PORTFOLIO HIGHLIGHTS

                VAN KAMPEN FLORIDA INSURED TAX FREE INCOME FUND
 CREDIT QUALITY*

AS OF SEPTEMBER 30, 1999
                                  [PIE CHART]

                                     AAA/AAA              AA/AA                A/A               BBB/BAA
                                     -------              -----                ---               -------
As of September 30, 1999              86.10               2.90                4.60                6.40

AS OF SEPTEMBER 30, 1998
                                  [PIE CHART]

                                     AAA/AAA              AA/AA                A/A               BBB/BAA
                                     -------              -----                ---               -------
As of September 30, 1998              83.10               2.00                6.30                8.60

Based upon the highest credit quality ratings as issued by Standard & Poor's or Moody's, respectively.

 DIVIDEND HISTORY FOR THE PERIOD ENDED SEPTEMBER 30, 1999
                                  [BAR GRAPH]

                                                                               DIVIDEND
                                                                               --------
Oct 1998                                                                       $0.0645
Nov 1998                                                                        0.0645
Dec 1998                                                                        0.0645
Jan 1999                                                                        0.0645
Feb 1999                                                                        0.0645
Mar 1999                                                                        0.0645
Apr 1999                                                                        0.0645
May 1999                                                                        0.0645
Jun 1999                                                                        0.0645
Jul 1999                                                                        0.0645
Aug 1999                                                                        0.0645
Sep 1999                                                                        0.0600

The dividend history represents past performance of the Fund's Class A shares and does not predict the Fund's future distributions.

 TOP FIVE PORTFOLIO INDUSTRIES*
                                  [BAR GRAPH]

                                                                     SEPTEMBER 30, 1999                 SEPTEMBER 30, 1998
                                                                     ------------------                 ------------------
Public Education                                                            18.5%                              14.1%
Higher Education                                                            12.7                               10.2
Water & Sewer                                                               12.0                               10.6
Transportation                                                               9.8                                7.0
Retail/Elec/Gas/Teleph                                                       9.4                                4.4

*As a Percentage of Long-Term Investments

                            PORTFOLIO OF INVESTMENTS

                               September 30, 1999
--------------------------------------------------------------------------------

 Par
Amount
(000)                  Description                Coupon      Maturity    Market Value
--------------------------------------------------------------------------------------
         MUNICIPAL BONDS  94.5%
         FLORIDA  92.6%
$  600   Alachua Cnty, FL Sch Brd Ctfs Partn
         (AMBAC Insd)...........................  5.000%      07/01/18    $   549,036
   500   Bartow, FL Wtr & Swr Sys Rev (FGIC
         Insd)..................................  5.125       10/01/29        450,645
   940   Bay Cnty, FL Sch Brd Ctfs Partn (AMBAC
         Insd)..................................  4.750       07/01/17        831,891
 1,850   Boca Raton, FL Cmnty Redev Agy Tax
         Increment Rev Mizner Pk Proj Rfdg (FSA
         Insd)..................................  *           03/01/15        775,354
   465   Brevard Cnty, FL Hsg Fin Auth Single
         Family Mtg Rev (GNMA Collateralized)...  6.650       09/01/21        480,610
   650   Brevard Cnty, FL Sales Tax Rev (MBIA
         Insd)..................................  5.750       12/01/13        660,894
 1,000   Brevard Cnty, FL Sch Brd Ctfs Partn Ser
         A (AMBAC Insd).........................  5.400       07/01/12      1,009,560
   370   Broward Cnty, FL Hsg Fin Auth Single
         Family Mtg Rev Rfdg Ser A (GNMA
         Collateralized)........................  6.100       10/01/19        376,671
   560   Broward Cnty, FL Hsg Fin Auth Single
         Family Mtg Rev Rfdg Ser A (GNMA
         Collateralized)........................  6.200       04/01/30        570,864
   500   Citrus Cnty, FL Hosp Brd Rev Citrus Mem
         Hosp Ser A Rfdg (FSA Insd).............  6.500       08/15/12        532,865
 1,000   Dade Cnty, FL Aviation Rev Ser B (MBIA
         Insd)..................................  5.600       10/01/26        984,270
 1,000   Dade Cnty, FL Edl Fac Auth Rev Univ of
         Miami Ser B (MBIA Insd)................  5.750       04/01/20      1,003,660
   500   Dade Cnty, FL Sch Brd Ctfs Partn Ser A
         (Prerefunded @ 05/01/04) (MBIA Insd)...  5.750       05/01/08        530,720
   500   Dade Cnty, FL Sch Brd Ctfs Partn Ser A
         (Prerefunded @ 05/01/04) (MBIA Insd)...  6.000       05/01/14        535,850
   750   Dade Cnty, FL Wtr & Swr Sys Rev (FGIC
         Insd)..................................  5.375       10/01/16        732,855
   900   Daytona Beach, FL Wtr & Swr Rev Rfdg
         (AMBAC Insd)...........................  5.750       11/15/10        936,306
 1,000   Escambia Cnty, FL Util Auth Util Sys
         Rev Ser B (FGIC Insd)..................  *           01/01/15        423,070
 1,500   Florida Ports Fin Comm Rev St Trans
         Trust Fd Intermodal Pgm (FGIC Insd)
         (a)....................................  5.500       10/01/29      1,439,445
 3,250   Florida St Brd of Edl Cap Outlay Pub
         Edl Ser A Rfdg (FGIC Insd).............  4.500       06/01/23      2,653,690
   500   Florida St Brd of Edl Cap Outlay Pub
         Edl Ser B Rfdg (MBIA Insd).............  4.500       06/01/24        405,415

                                               See Notes to Financial Statements

                               September 30, 1999
--------------------------------------------------------------------------------

 Par
Amount
(000)                  Description                Coupon      Maturity    Market Value
--------------------------------------------------------------------------------------
         FLORIDA (CONTINUED)
$2,500   Florida St Brd of Edl Cap Outlay Pub
         Edl Ser C (MBIA Insd)..................  5.600%      06/01/20    $ 2,477,125
 3,250   Florida St Brd of Edl Lottery Rev Ser B
         (FGIC Insd)............................  5.250       07/01/13      3,223,025
 1,750   Florida St Brd of Regts Univ Sys Impt
         Rev (MBIA Insd)........................  5.625       07/01/19      1,741,565
 2,000   Florida St Brd of Regts Univ Sys Impt
         Rev (AMBAC Insd).......................  4.500       07/01/23      1,628,060
 1,750   Florida St Div Bond Fin Dept Genl Svcs
         Rev Dept Envrnmtl Presvtn 2000 Ser A
         (AMBAC Insd) (b).......................  5.000       07/01/12      1,700,842
 2,000   Florida St Tpk Auth Tpk Rev Dept Trans
         Ser A (FGIC Insd)......................  4.500       07/01/27      1,620,940
 2,000   Florida St Tpk Auth Tpk Rev Dept Trans
         Ser B (MBIA Insd)......................  5.000       07/01/16      1,863,280
 1,300   Greater Orlando Aviation Auth Orlando
         FL Arpt Facs Rev Ser A (FGIC Insd).....  5.125       10/01/28      1,158,391
 1,450   Hillsborough Cnty, FL Edl Fac Univ
         Tampa Proj Rfdg........................  5.750       04/01/18      1,410,603
   500   Hillsborough Cnty, FL Hosp Auth Hosp
         Rev Tampa Genl Hosp Proj Rfdg (FSA
         Insd)..................................  6.375       10/01/13        530,985
   750   Hillsborough Cnty, FL Indl Dev Auth
         Pollutn Ctl Rev Tampa Elec Co Proj Rfdg
         (MBIA Insd)............................  6.250       12/01/34        767,948
 1,300   Indian River Cnty, FL Hosp Rev Rfdg
         (FSA Insd) (b).........................  5.700       10/01/15      1,309,555
 1,000   Indian River Cnty, FL Hosp Rev Rfdg
         (FSA Insd).............................  6.100       10/01/18      1,013,460
 1,000   Jacksonville, FL Elec Auth Rev Saint
         John's Pwr-2 Ser 7 Rfdg (MBIA Insd)....  5.500       10/01/14        997,470
 1,000   Jacksonville, FL Wtr & Swr Rev United
         Wtr FL Proj (AMBAC Insd)...............  6.350       08/01/25      1,038,920
   745   Lee Cnty, FL Hsg Fin Auth Single Family
         Mtg Rev Multi-Cnty Pgm Ser A (GNMA
         Collateralized)........................  7.450       09/01/27        829,967
 1,000   Lee Cnty, FL Wtr & Swr Rev Ser A (AMBAC
         Insd)..................................  5.000       10/01/29        883,660
   330   Leon Cnty, FL Sch Dist Rfdg (AMBAC
         Insd) (a)..............................  5.000       07/01/08        328,429
   885   Manatee Cnty, FL Hsg Fin Auth Mtg Rev
         (GNMA Collateralized)..................  6.875       11/01/26        949,932

                                               See Notes to Financial Statements

                               September 30, 1999
--------------------------------------------------------------------------------

 Par
Amount
(000)                  Description                Coupon      Maturity    Market Value
--------------------------------------------------------------------------------------
         FLORIDA (CONTINUED)
$  835   Martin Cnty, FL Consolidated Util Sys
         Rev (FGIC Insd)........................  5.750%      10/01/08    $   876,900
   750   Martin Cnty, FL Indl Dev Auth Indl Dev
         Rev Indiantown Cogeneration Proj Ser A
         Rfdg...................................  7.875       12/15/25        777,870
   545   Melbourne, FL Arpt Rev Rfdg (MBIA
         Insd)..................................  6.250       10/01/18        565,416
   500   Miramar, FL Wastewtr Impt Assmt Rev
         (FGIC Insd)............................  6.750       10/01/25        553,660
 1,250   North Broward, FL Hosp Dist Rev Rfdg &
         Impt (MBIA Insd).......................  5.375       01/15/24      1,189,712
   775   Orange Cnty, FL Hsg Fin Auth Single
         Family Mtg Rev (GNMA Collateralized)...  6.550       10/01/21        799,033
 1,000   Orange Cnty, FL Sch Brd Ctfs Partn Ser
         A (MBIA Insd)..........................  5.000       08/01/20        904,460
   900   Orange Cnty, FL Tourist Dev Tax Rev Ser
         B (Prerefunded @ 10/01/02) (AMBAC
         Insd)..................................  6.500       10/01/19        971,856
   750   Palm Beach Cnty, FL Hlth Fac Auth Rev
         Abbey Delray South Proj Rfdg...........  5.500       10/01/11        731,243
 1,550   Palm Beach Cnty, FL Hlth Fac Auth Rev
         Retirement Cmnty.......................  5.625       11/15/20      1,450,025
   450   Palm Beach Cnty, FL Hlth Fac Auth Rev
         Waterford Proj Rfdg....................  5.500       10/01/15        424,589
   750   Palm Beach Cnty, FL Sch Brd Ctfs Partn
         Ser A (Prerefunded @ 08/01/04) (AMBAC
         Insd)..................................  6.375       08/01/15        817,965
 1,000   Polk Cnty, FL Indl Dev Auth Tampa Elec
         Co Proj................................  5.850       12/01/30        993,520
 1,100   Port Saint Lucie, FL Spl Assmt Rev Util
         Svc Area No 3 & 4A (MBIA Insd) (a).....  5.000       10/01/18      1,005,972
 1,000   Santa Rosa Bay Brdg Auth FL Rev........  6.250       07/01/28      1,016,380
   750   Sarasota Cnty, FL Util Sys Rev
         (Prerefunded @ 10/01/04) (FGIC Insd)...  6.500       10/01/14        829,957
 4,750   Sunrise, FL Util Sys Rev Rfdg (AMBAC
         Insd)..................................  5.000       10/01/28      4,228,735
 1,000   Tampa Bay Wtr FL Util Sys Rev Ser A
         Rfdg (FGIC Insd).......................  4.750       10/01/27        837,960
 1,000   Tampa, FL Hosp Rev Cap Impt H Lee
         Moffitt Ser A..........................  5.750       07/01/29        938,470
 1,000   Volusia Cnty, FL Edl Fac Auth Rev Edl
         Facs Embry Riddle Ser B Rfdg (AMBAC
         Insd)..................................  5.250       10/15/19        944,910

                                               See Notes to Financial Statements

                               September 30, 1999
--------------------------------------------------------------------------------

 Par
Amount
(000)                  Description                Coupon      Maturity    Market Value
--------------------------------------------------------------------------------------
         FLORIDA (CONTINUED)
$1,000   Volusia Cnty, FL Edl Fac Auth Rev Edl
         Facs Embry Riddle Ser B Rfdg (AMBAC
         Insd)..................................  5.250%      10/15/22    $   937,170
 1,000   Volusia Cnty, FL Edl Fac Auth Rev
         Stetson Univ Proj Ser A (MBIA Insd)....  5.500       06/01/26        970,660
   500   Volusia Cnty, FL Hlth Fac Auth Rev Hosp
         Fac Mem Hlth Rfdg & Impt (AMBAC
         Insd)..................................  5.750       11/15/13        509,460
 1,000   Volusia Cnty, FL Hlth Fac Auth Rev John
         Knox Hlthcare Rfdg (Asset Gty Insd)....  6.000       06/01/17      1,005,600
 1,000   Volusia Cnty, FL Sch Brd Ctfs Partn
         Master Lease Pgm (FSA Insd)............  5.500       08/01/24        974,160
                                                                          -----------
                                                                           66,613,511
                                                                          -----------
         PUERTO RICO  1.9%
   670   Puerto Rico Comwlth Hwy & Tran Auth Hwy
         Rev Ser V Rfdg.........................  6.625       07/01/12        710,950
   650   Puerto Rico Pub Bldgs Auth Gtd Pub Edl
         & Hlth Fac Ser M Rfdg (FSA Insd).......  5.750       07/01/15        662,188
                                                                          -----------
                                                                            1,373,138
                                                                          -----------
TOTAL LONG-TERM INVESTMENTS  94.5%
  (Cost $68,443,300)..................................................     67,986,649
SHORT-TERM INVESTMENTS  3.5%
  (Cost $2,500,000)...................................................      2,500,000
                                                                          -----------
TOTAL INVESTMENTS  98.0%
  (Cost $70,943,300)..................................................     70,486,649
OTHER ASSETS IN EXCESS OF LIABILITIES  2.0%...........................      1,422,053
                                                                          -----------
NET ASSETS  100.0%....................................................    $71,908,702
                                                                          ===========

 * Zero coupon bond

(a) Securities purchased on a when issued or delayed delivery basis.

(b) Assets segregated as collateral for when issued or delayed delivery purchase commitments.
AMBAC--AMBAC Indemnity Corporation
FGIC--Financial Guaranty Insurance Company
FSA--Financial Security Assurance Inc.
MBIA--Municipal Bond Investors Assurance Corp.
Asset Gty--Asset Guaranty Insurance Company

                                               See Notes to Financial Statements

                      STATEMENT OF ASSETS AND LIABILITIES

                               September 30,1999
--------------------------------------------------------------------------------

ASSETS:
Total Investments (Cost $70,943,300)........................  $70,486,649
Cash........................................................       37,092
Receivables:
  Investments Sold..........................................    2,350,796
  Fund Shares Sold..........................................    1,865,207
  Interest..................................................    1,346,509
  Expense Reimbursement from Advisor........................       15,450
Other.......................................................        3,056
                                                              -----------
      Total Assets..........................................   76,104,759
                                                              -----------
LIABILITIES:
Payables:
  Investments Purchased.....................................    3,758,202
  Income Distributions......................................      131,844
  Distributor and Affiliates................................      102,716
  Fund Shares Repurchased...................................       42,456
Trustees' Deferred Compensation and Retirement Plans........      101,549
Accrued Expenses............................................       59,290
                                                              -----------
      Total Liabilities.....................................    4,196,057
                                                              -----------
NET ASSETS..................................................  $71,908,702
                                                              ===========
NET ASSETS CONSIST OF:
Capital (Par value of $.01 per share with an unlimited
  number of shares authorized)..............................  $73,656,525
Accumulated Distributions in Excess of Net Investment
  Income....................................................      (57,917)
Net Unrealized Depreciation.................................     (456,651)
Accumulated Net Realized Loss...............................   (1,233,255)
                                                              -----------
NET ASSETS..................................................  $71,908,702
                                                              ===========
MAXIMUM OFFERING PRICE PER SHARE:
  Class A Shares:
    Net asset value and redemption price per share (Based on
    net assets of $39,811,908 and 2,731,287 shares of
    beneficial interest issued and outstanding).............  $     14.58
    Maximum sales charge (4.75%* of offering price).........          .73
                                                              -----------
    Maximum offering price to public........................  $     15.31
                                                              ===========
  Class B Shares:
    Net asset value and offering price per share (Based on
    net assets of $28,990,141 and 1,988,805 shares of
    beneficial interest issued and outstanding).............  $     14.58
                                                              ===========
  Class C Shares:
    Net asset value and offering price per share (Based on
    net assets of $3,106,653 and 212,904 shares of
    beneficial interest issued and outstanding).............  $     14.59
                                                              ===========
*On sales of $100,000 or more, the sales charge will be reduced.

                                               See Notes to Financial Statements

                            STATEMENT OF OPERATIONS

                     For the Year Ended September 30, 1999
--------------------------------------------------------------------------------

INVESTMENT INCOME:
Interest....................................................  $ 3,418,318
                                                              -----------
EXPENSES:
Distribution (12b-1) and Service Fees (Attributed to Classes
  A, B and C of $85,959, $271,199, and $23,808,
  respectively).............................................      380,966
Investment Advisory Fee.....................................      319,038
Accounting..................................................       60,622
Shareholder Services........................................       31,297
Trustees' Fees and Related Expenses.........................       28,891
Shareholder Reports.........................................       26,165
Legal.......................................................       15,425
Amortization of Organizational Costs........................       11,102
Custody.....................................................        8,032
Other.......................................................       48,426
                                                              -----------
    Total Expenses..........................................      929,964
    Expense Reduction ($319,038 related to Advisory Fees and
      $147,311 related to Other Expenses)...................      466,349
    Less Credits Earned on Cash Balances....................        3,466
                                                              -----------
    Net Expenses............................................      460,149
                                                              -----------
NET INVESTMENT INCOME.......................................  $ 2,958,169
                                                              ===========
REALIZED AND UNREALIZED GAIN/LOSS:
Realized Gain/Loss:
  Investments...............................................  $  (962,695)
  Futures...................................................       12,227
                                                              -----------
Net Realized Loss...........................................     (950,468)
                                                              -----------
Unrealized Appreciation/Depreciation:
  Beginning of the Period...................................    4,590,349
  End of the Period.........................................     (456,651)
                                                              -----------
Net Unrealized Depreciation During the Period...............   (5,047,000)
                                                              -----------
NET REALIZED AND UNREALIZED LOSS............................  $(5,997,468)
                                                              ===========
NET DECREASE IN NET ASSETS FROM OPERATIONS..................  $(3,039,299)
                                                              ===========

                                               See Notes to Financial Statements

                       STATEMENT OF CHANGES IN NET ASSETS

                     For the Year Ended September 30, 1999,
                    the Nine Months Ended September 30, 1998
                        and Year Ended December 31, 1997
--------------------------------------------------------------------------------

                                           Year Ended       Nine Months Ended       Year Ended
                                       September 30, 1999   September 30, 1998   December 31, 1997
--------------------------------------------------------------------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income................     $  2,958,169         $ 1,689,056          $ 2,104,005
Net Realized Gain/Loss...............         (950,468)            310,611             (593,398)
Net Unrealized
  Appreciation/Depreciation During
  the Period.........................       (5,047,000)            952,580            2,178,761
                                          ------------         -----------          -----------
Change in Net Assets from
  Operations.........................       (3,039,299)          2,952,247            3,689,368
                                          ------------         -----------          -----------
Distributions from Net Investment
  Income.............................       (2,958,015)         (1,689,056)          (2,104,005)
Distributions in Excess of Net
  Investment Income..................              -0-             (53,515)             (24,977)
                                          ------------         -----------          -----------
Distributions from and in Excess of
  Net Investment Income*.............       (2,958,015)         (1,742,571)          (2,128,982)
Distributions from Net Realized
  Gain*..............................              -0-                 -0-              (28,108)
                                          ------------         -----------          -----------
Total Distributions..................       (2,958,015)         (1,742,571)          (2,157,090)
                                          ------------         -----------          -----------
NET CHANGE IN NET ASSETS FROM
  INVESTMENT ACTIVITIES..............       (5,997,314)          1,209,676            1,532,278
                                          ------------         -----------          -----------
FROM CAPITAL TRANSACTIONS
Proceeds from Shares Sold............       40,933,657          11,498,972           15,913,603
Net Asset Value of Shares Issued
  Through Dividend Reinvestment......        1,349,269             804,084              999,451
Cost of Shares Repurchased...........      (16,727,671)        (14,206,014)          (7,278,428)
                                          ------------         -----------          -----------
NET CHANGE IN NET ASSETS FROM CAPITAL
  TRANSACTIONS.......................       25,555,255          (1,902,958)           9,634,626
                                          ------------         -----------          -----------
TOTAL INCREASE/DECREASE IN NET
  ASSETS.............................       19,557,941            (693,282)          11,166,904
NET ASSETS:
Beginning of the Period..............       52,350,761          53,044,043           41,877,139
                                          ------------         -----------          -----------
End of the Period (Including
  accumulated distributions in excess
  of net investment income of
  $57,917, $58,071 and $4,556,
  respectively)......................     $ 71,908,702         $52,350,761          $53,044,043
                                          ============         ===========          ===========

         *Distributions by Class

------------------------------------------------------------------------------
Distributions from and in Excess of
Net Investment Income:
  Class A Shares...................... $(1,709,865)  $  (981,519)  $(1,223,114)
  Class B Shares......................  (1,147,849)     (722,360)     (878,013)
  Class C Shares......................    (100,301)      (38,692)      (27,855)
                                       -----------   -----------   -----------
                                       $(2,958,015)  $(1,742,571)  $(2,128,982)
                                       ===========   ===========   ===========
Distributions from Net Realized Gain:
  Class A Shares...................... $       -0-   $       -0-   $   (14,898)
  Class B Shares......................         -0-           -0-       (12,813)
  Class C Shares......................         -0-           -0-          (397)
                                       -----------   -----------   -----------
                                       $       -0-   $       -0-   $   (28,108)
                                       ===========   ===========   ===========

                                               See Notes to Financial Statements

                              FINANCIAL HIGHLIGHTS

       The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.
--------------------------------------------------------------------------------

                                                                                                July 29, 1994
                                                                                                (Commencement
                                     Year         Nine Months                                   of Investment
                                     Ended           Ended         Year Ended December 31,      Operations) to
                                 September 30,   September 30,   ----------------------------    December 31,
Class A Shares                       1999            1998         1997       1996      1995          1994
--------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of
the Period.....................     $15.921         $15.550      $15.060   $ 15.203   $13.796      $14.300
                                    -------         -------      -------   --------   -------      -------
  Net Investment Income........        .778            .564         .766       .784      .789         .291
  Net Realized and Unrealized
    Gain/Loss..................      (1.353)           .388         .508      (.153)    1.416        (.507)
                                    -------         -------      -------   --------   -------      -------
Total from Investment
  Operations...................       (.575)           .952        1.274       .631     2.205        (.216)
                                    -------         -------      -------   --------   -------      -------
Less:
  Distributions from and in
    Excess of Net Investment
    Income.....................        .770            .581         .774       .774      .798         .288
  Distributions from Net
    Realized Gain..............         -0-             -0-         .010        -0-       -0-          -0-
                                    -------         -------      -------   --------   -------      -------
Total Distributions............        .770            .581         .784       .774      .798         .288
                                    -------         -------      -------   --------   -------      -------
Net Asset Value, End of the
  Period.......................     $14.576         $15.921      $15.550   $ 15.060   $15.203      $13.796
                                    =======         =======      =======   ========   =======      =======
Total Return* (a)..............      (3.74%)          6.26%**      8.72%      4.37%    16.29%       (1.47%)**
Net Assets at End of the Period
  (In millions)................     $  39.8         $  27.1      $  29.3   $   22.2   $  16.2      $   9.0
Ratio of Expenses to Average
  Net Assets*..................        .37%            .60%         .59%       .28%      .44%         .49%
Ratio of Net Investment Income
  to Average Net Assets*.......       4.98%           4.85%        5.05%      5.31%     5.33%        5.13%
Portfolio Turnover.............        101%             50%**        48%        73%       41%          19%**
* If certain expenses had not
  been assumed by Van Kampen,
  total return would have been
  lower and the ratios would
  have been as follows:
Ratio of Expenses to Average
  Net Assets...................       1.10%           1.30%        1.29%      1.47%     1.70%        1.99%
Ratio of Net Investment Income
  to Average Net Assets........       4.25%           4.15%        4.35%      4.13%     4.07%        3.64%

**Non-Annualized
(a) Total Return is based upon net asset value which does not include payment of the maximum sales charge or contingent deferred sales charge.

                                               See Notes to Financial Statements

       The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.
--------------------------------------------------------------------------------

                                                                                                July 29, 1994
                                                                                                (Commencement
                                   Year         Nine Months                                     of Investment
                                   Ended           Ended          Year Ended December 31,       Operations) to
                               September 30,   September 30,   ------------------------------    December 31,
Class B Shares                     1999            1998          1997        1996      1995          1994
--------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of
the Period...................     $15.925         $ 15.554     $  15.064   $ 15.201   $13.792      $14.300
                                  -------         --------     ---------   --------   -------      -------
  Net Investment Income......        .658             .478          .650       .677      .685         .251
  Net Realized and Unrealized
    Gain/Loss................      (1.350)            .388          .510      (.154)    1.415        (.509)
                                  -------         --------     ---------   --------   -------      -------
Total from Investment
  Operations.................       (.692)            .866         1.160       .523     2.100        (.258)
                                  -------         --------     ---------   --------   -------      -------
Less:
  Distributions from and in
    Excess of Net Investment
    Income...................        .656             .495          .660       .660      .691         .250
  Distributions from Net
    Realized Gain............         -0-              -0-          .010        -0-       -0-          -0-
                                  -------         --------     ---------   --------   -------      -------
Total Distributions..........        .656             .495          .670       .660      .691         .250
                                  -------         --------     ---------   --------   -------      -------
Net Asset Value, End of the
  Period.....................     $14.577         $ 15.925     $  15.554   $ 15.064   $15.201      $13.792
                                  =======         ========     =========   ========   =======      =======
Total Return* (a)............      (4.51%)           5.74%**       7.91%      3.58%    15.53%       (1.81%)**
Net Assets at End of the
  Period (In millions).......     $  29.0         $   23.6     $    22.5   $   18.9   $  16.9      $  10.9
Ratio of Expenses to Average
  Net Assets*................       1.13%            1.35%         1.33%      1.03%     1.12%        1.26%
Ratio of Net Investment
  Income to Average Net
  Assets*....................       4.23%            4.09%         4.30%      4.56%     4.66%        4.31%
Portfolio Turnover...........        101%              50%**         48%        73%       41%          19%**
* If certain expenses had not
  been assumed by Van Kampen,
  total return would have
  been lower and the ratios
  would have been as follows:
Ratio of Expenses to Average
  Net Assets.................       1.86%            2.05%         2.03%      2.22%     2.38%        2.75%
Ratio of Net Investment
  Income to Average Net
  Assets.....................       3.50%            3.39%         3.60%      3.38%     3.40%        2.81%

**Non-Annualized
(a) Total Return is based upon net asset value which does not include payment of the maximum sales charge or contingent deferred sales charge.

                                               See Notes to Financial Statements

       The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.
--------------------------------------------------------------------------------

                                                                                                July 29, 1994
                                                                                                (Commencement
                                    Year         Nine Months                                    of Investment
                                    Ended           Ended          Year Ended December 31,      Operations) to
                                September 30,   September 30,   -----------------------------    December 31,
Class C Shares                      1999            1998          1997       1996      1995          1994
--------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of
the Period....................    $ 15.941         $ 15.581     $ 15.081   $ 15.213   $13.786      $14.300
                                  --------         --------     --------   --------   -------      -------
  Net Investment Income.......        .662             .483         .666       .668      .690         .249
  Net Realized and Unrealized
    Gain/Loss.................      (1.355)            .372         .504      (.140)    1.428        (.513)
                                  --------         --------     --------   --------   -------      -------
Total from Investment
  Operations..................       (.693)            .855        1.170       .528     2.118        (.264)
                                  --------         --------     --------   --------   -------      -------
Less:
  Distributions from and in
    Excess of Net Investment
    Income....................        .656             .495         .660       .660      .691         .250
  Distribution from Net
    Realized Gain.............         -0-              -0-         .010        -0-       -0-          -0-
                                  --------         --------     --------   --------   -------      -------
Total Distributions...........        .656             .495         .670       .660      .691         .250
                                  --------         --------     --------   --------   -------      -------
Net Asset Value, End of the
  Period......................    $ 14.592         $ 15.941     $ 15.581   $ 15.081   $15.213      $13.786
                                  ========         ========     ========   ========   =======      =======
Total Return* (a).............      (4.51%)           5.60%**      7.97%      3.65%    15.61%       (1.81%)**
Net Assets at End of the
  Period (In thousands).......    $3,106.7         $1,622.4     $1,195.1   $  849.2   $ 461.8      $  11.4
Ratio of Expenses to Average
  Net Assets*.................       1.14%            1.32%        1.37%      1.03%     1.13%        1.26%
Ratio of Net Investment Income
  to Average Net Assets*......       4.28%            4.08%        4.38%      4.56%     4.51%        4.28%
Portfolio Turnover............        101%              50%**        48%        73%       41%          19%**
* If certain expenses had not
  been assumed by Van Kampen,
  total return would have been
  lower and the ratios would
  have been as follows:
Ratio of Expenses to Average
  Net Assets..................       1.87%            2.03%        2.06%      2.22%     2.39%        2.74%
Ratio of Net Investment Income
  to Average Net Assets.......       3.55%            3.38%        3.68%      3.38%     3.25%        2.87%

**Non-Annualized
(a) Total Return is based upon net asset value which does not include payment of the maximum sales charge or contingent deferred sales charge.

                                               See Notes to Financial Statements

                         NOTES TO FINANCIAL STATEMENTS

                               September 30, 1999
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen Florida Insured Tax Free Income Fund (the "Fund") is organized as a series of the Van Kampen Tax Free Trust, a Delaware business trust, and is registered as a non-diversified open-end management investment company under the Investment Company Act of 1940, as amended. The Fund's investment objective is to provide investors a high level of current income exempt from federal income and Florida state intangibles taxes, consistent with preservation of capital. Under normal market conditions, the Fund will invest at least 80% of its assets in insured Florida municipal securities. The Fund commenced investment operations on July 29, 1994.

    The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION--Municipal bonds are valued by independent pricing services or dealers using the mean of the bid and asked prices or, in the absence of market quotations, at fair value based upon yield data relating to municipal bonds with similar characteristics and general market conditions. Securities which are not valued by independent pricing services are valued at fair value using procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost.

B. SECURITY TRANSACTIONS--Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Fund may purchase and sell securities on a "when issued" or "delayed delivery" basis, with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Fund will maintain, in a segregated account with its custodian, assets having an aggregate value at least equal to the amount of the when issued or delayed delivery purchase commitments until payment is made.

C. INCOME AND EXPENSES--Interest income is recorded on an accrual basis. Bond premium and original issue discount on securities purchased are amortized over the

                               September 30, 1999
--------------------------------------------------------------------------------

expected life of each applicable security. Income and expenses of the Fund are allocated on a pro rata basis to each class of shares, except for distribution and service fees and transfer agency costs which are unique to each class of shares.

D. ORGANIZATIONAL COSTS--The Fund has reimbursed Van Kampen Funds Inc. or its affiliates (collectively "Van Kampen") for costs incurred in connection with the Fund's organization in the amount of $70,000. These costs were amortized on a straight line basis over the 60 month period ending July 28, 1999.

E. FEDERAL INCOME TAXES--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income, if any, to its shareholders. Therefore, no provision for federal income taxes is required.

    The Fund intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of loss and offset such losses against any future realized capital gains. At September 30, 1999, the Fund had an accumulated capital loss carryforward for tax purposes of $240,022 which will expire on September 30, 2005. Net realized gains or losses differ for financial reporting and tax purposes as a result of post October 31 losses which are not realized for tax purposes until the first day of the following fiscal year.

    At September 30, 1999, for federal income tax purposes the cost of long- and short-term investments is $70,943,300, the aggregate gross unrealized appreciation is $1,309,229 and the aggregate gross unrealized depreciation is $1,765,880, resulting in net unrealized depreciation on long- and short-term investments of $456,651.

F. DISTRIBUTION OF INCOME AND GAINS--The Fund declares daily and pays monthly dividends from net investment income. Net realized gains, if any, are distributed annually. Due to inherent differences in the recognition of expenses under generally accepted accounting principles and federal income tax purposes, the amount of distributed net investment income may differ for a particular period. These differences are temporary in nature, but may result in book basis distribution in excess of net investment income for certain periods.

                               September 30, 1999
--------------------------------------------------------------------------------

G. EXPENSE REDUCTIONS--During the year ended September 30, 1999, the Fund's custody fee was reduced by $3,466 as a result of credits earned on overnight cash balances.

2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the Fund's Investment Advisory Agreement, the Adviser will provide investment advice and facilities to the Fund for an annual fee payable monthly as follows:

                  AVERAGE NET ASSETS                      % PER ANNUM
---------------------------------------------------------------------
First $500 million....................................     .500 of 1%
Over $500 million.....................................     .450 of 1%

    For the year ended September 30, 1999, the Adviser voluntarily waived $319,038 of its investment advisory fees and assumed $147,311 of the Fund's other expenses. This waiver is voluntary in nature and can be discontinued at the Adviser's discretion.

    For the year ended September 30, 1999, the Fund recognized expenses of approximately $4,400 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Fund, of which a trustee of the Fund is an affiliated person.

    For the year ended September 30, 1999, the Fund recognized expenses of approximately $71,700 representing Van Kampen's cost of providing accounting and legal services to the Fund. All of these expenses were assumed by Van Kampen.

    Van Kampen Investor Services Inc., an affiliate of the Adviser, serves as the shareholder servicing agent of the Fund. For the year ended September 30, 1999, the Fund recognized expenses of approximately $15,100. All of these expenses were assumed by Van Kampen. Transfer agency fees are determined through negotiations with the Fund's Board of Trustees and are based on competitive market benchmarks.

    Certain officers and trustees of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or trustees who are officers of Van Kampen.

    The Fund provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation to a later date. Benefits under the retirement plan are payable for a ten-year period and are based upon each trustee's years of service to the Fund. The maximum annual benefit per trustee under the plan is $2,500.

    At September 30, 1999, Van Kampen owned 100 shares each of Classes A, B and
C.

                               September 30, 1999
--------------------------------------------------------------------------------

3. CAPITAL TRANSACTIONS
At September 30, 1999, capital aggregated $40,884,308, $29,507,619 and $3,264,598 for Classes A, B and C, respectively. For the year ended September 30, 1999, transactions were as follows:

                                                   SHARES         VALUE
---------------------------------------------------------------------------
Sales:
  Class A....................................     1,535,773    $ 23,866,507
  Class B....................................       915,485      14,180,809
  Class C....................................       186,134       2,886,341
                                                 ----------    ------------
Total Sales..................................     2,637,392    $ 40,933,657
                                                 ==========    ============
Dividend Reinvestment:
  Class A....................................        52,779    $    808,309
  Class B....................................        32,141         494,596
  Class C....................................         3,009          46,364
                                                 ----------    ------------
Total Dividend Reinvestment..................        87,929    $  1,349,269
                                                 ==========    ============
Repurchases:
  Class A....................................      (560,294)   $ (8,714,774)
  Class B....................................      (441,657)     (6,786,954)
  Class C....................................       (78,013)     (1,225,943)
                                                 ----------    ------------
Total Repurchases............................    (1,079,964)   $(16,727,671)
                                                 ==========    ============

                               September 30, 1999
--------------------------------------------------------------------------------

    At September 30, 1998, capital aggregated $24,924,266, $21,619,168 and $1,557,836 for Classes A, B and C, respectively. For the nine months ended September 30, 1998, transactions were as follows:

                                                   SHARES        VALUE
--------------------------------------------------------------------------
Sales:
  Class A.....................................     352,234    $  5,494,787
  Class B.....................................     320,092       4,997,538
  Class C.....................................      64,525       1,006,647
                                                  --------    ------------
Total Sales...................................     736,851    $ 11,498,972
                                                  ========    ============
Dividend Reinvestment:
  Class A.....................................      30,117    $    469,824
  Class B.....................................      19,918         310,753
  Class C.....................................       1,504          23,507
                                                  --------    ------------
Total Dividend Reinvestment...................      51,539    $    804,084
                                                  ========    ============
Repurchases:
  Class A.....................................    (566,619)   $ (8,834,774)
  Class B.....................................    (303,798)     (4,731,240)
  Class C.....................................     (40,958)       (640,000)
                                                  --------    ------------
Total Repurchases.............................    (911,375)   $(14,206,014)
                                                  ========    ============

                               September 30, 1999
--------------------------------------------------------------------------------

    At December 31, 1997, capital aggregated $27,794,429, $21,042,117 and
$1,167,682 for Classes A, B and C, respectively. For the year ended December 31, 1997, transactions were as follows:

                                                   SHARES         VALUE
--------------------------------------------------------------------------
Sales:
  Class A.....................................      609,339    $ 9,274,646
  Class B.....................................      384,943      5,831,452
  Class C.....................................       52,399        807,505
                                                  ---------    -----------
Total Sales...................................    1,046,681    $15,913,603
                                                  =========    ===========
Dividend Reinvestment:
  Class A.....................................       39,223    $   594,339
  Class B.....................................       25,536        387,076
  Class C.....................................        1,188         18,036
                                                  ---------    -----------
Total Dividend Reinvestment...................       65,947    $   999,451
                                                  =========    ===========
Repurchases:
  Class A.....................................     (232,349)   $(3,502,983)
  Class B.....................................     (216,650)    (3,274,422)
  Class C.....................................      (33,195)      (501,023)
                                                  ---------    -----------
Total Repurchases.............................     (482,194)   $(7,278,428)
                                                  =========    ===========

    Class B and C shares are offered without a front end sales charge, but are subject to a contingent deferred sales charge (CDSC). Class B shares will automatically convert to Class A shares after the eighth year following purchase. The CDSC will be imposed on most redemptions made within six years of the purchase for Class B and one year of the purchase for Class C as detailed in the following schedule.

                                                    CONTINGENT DEFERRED
                                                        SALES CHARGE
                                                 --------------------------
             YEAR OF REDEMPTION                  CLASS B            CLASS C
---------------------------------------------------------------------------
First........................................      4.00%              1.00%
Second.......................................      3.75%               None
Third........................................      3.50%               None
Fourth.......................................      2.50%               None
Fifth........................................      1.50%               None
Sixth........................................      1.00%               None
Seventh and Thereafter.......................       None               None

                               September 30, 1999
--------------------------------------------------------------------------------

    For the year ended September 30, 1999, Van Kampen as Distributor for the Fund, received commissions on sales of the Fund's Class A shares of approximately $32,200 and CDSC on redeemed shares of approximately $115,000. Sales charges do not represent expenses of the Fund.

4. INVESTMENT TRANSACTIONS

For the year ended September 30, 1999, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $82,654,221 and $63,963,114, respectively.

5. DERIVATIVE FINANCIAL INSTRUMENTS

A derivative financial instrument in very general terms refers to a security whose value is "derived" from the value of an underlying asset, reference rate or index.

    The Fund has a variety of reasons to use derivative instruments, such as to attempt to protect the Fund against possible changes in the market value of its portfolio and to manage the portfolio's effective yield, maturity and duration. All of the Fund's portfolio holdings, including derivative instruments, are marked to market each day with the change in value reflected in unrealized appreciation/depreciation. Upon disposition, a realized gain or loss is recognized accordingly, except when taking delivery of a security underlying a futures contract. In these instances, the recognition of gain or loss is postponed until the disposal of the security underlying the futures contract.

    During the period, the Fund invested in futures contracts, a type of derivative. A futures contract is an agreement involving the delivery of a particular asset on a specified future date at an agreed upon price. The Fund generally invests in futures on U.S. Treasury Bonds and the Municipal Bond Index and typically closes the contract prior to the delivery date.

    Upon entering into futures contracts, the Fund maintains, in a segregated account with its custodian, cash or liquid securities with a value equal to its obligation under the futures contracts. During the period the futures contract is open, payments are received from or made to the broker based upon changes in the value of the contract (the variation margin).

                               September 30, 1999
--------------------------------------------------------------------------------

    Transactions in futures contracts, each with a par value of $100,000, for the year ended September 30, 1999, were as follows.

                                                              CONTRACTS
-----------------------------------------------------------------------
Outstanding at September 30, 1998.........................       -0-
Futures Opened............................................        30
Futures Closed............................................       (30)
                                                                 ---
Outstanding at September 30, 1999.........................       -0-
                                                                 ===

6. DISTRIBUTION AND SERVICE PLANS

The Fund and its shareholders have adopted a distribution plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 and a service plan (collectively the "Plans"). The Plans govern payments for the distribution of the Fund's shares, ongoing shareholder services and maintenance of shareholder accounts.

    Annual fees under the Plans of up to .25% of Class A net assets and 1.00% each of Class B and Class C net assets are accrued daily. Included in these fees for the year ended September 30, 1999, are payments retained by Van Kampen of approximately $222,300.

                       REPORT OF INDEPENDENT ACCOUNTANTS

The Board of Trustees and Shareholders of
Van Kampen Florida Insured Tax Free Income Fund:

We have audited the accompanying statement of assets and liabilities of Van Kampen Florida Insured Tax Free Income Fund (the "Fund"), including the portfolio of investments, as of September 30, 1999, the related statement of operations for the year ended, the statement of changes in net assets for the year then ended, for the nine-month period ended September 30, 1998, and for the year ended December 31, 1997, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
    We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 1999, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Van Kampen Florida Insured Tax Free Income Fund as of September 30, 1999, the results of its operations for the year then ended, the changes in its net assets for the year then ended, for the nine-month period ended September 30, 1998, and for the year ended December 31, 1997, and the financial highlights for each of the periods presented, in conformity with generally accepted accounting principles.

                                           [KPMG LLP SIG]
Chicago, Illinois
November 11, 1999

                                VAN KAMPEN FUNDS

GROWTH
   Aggressive Growth
   American Value*
   Emerging Growth
   Enterprise
   Equity Growth
   Focus Equity
   Growth
   Pace
   Small Cap Value
   Technology

GROWTH AND INCOME
   Comstock
   Equity Income
   Growth and Income
   Harbor
   Real Estate Securities
   Utility
   Value

GLOBAL/INTERNATIONAL
   Asian Growth
   Emerging Markets
   European Equity
   Global Equity
   Global Equity Allocation
   Global Fixed Income
   Global Franchise
   Global Government Securities
   Global Managed Assets
   International Magnum
   Latin American
   Short-Term Global Income*
   Strategic Income
   Worldwide High Income

INCOME
   Corporate Bond
   Government Securities
   High Income Corporate Bond
   High Yield
   High Yield & Total Return
   Limited Maturity Government
   U.S. Government
   U.S. Government Trust for Income

CAPITAL PRESERVATION
   Reserve
   Tax Free Money

SENIOR LOAN
   Prime Rate Income Trust
   Senior Floating Rate

TAX FREE
   California Insured Tax Free
   Florida Insured Tax Free Income
   High Yield Municipal
   Insured Tax Free Income
   Intermediate Term Municipal Income
   Municipal Income
   New York Tax Free Income
   Pennsylvania Tax Free Income
   Tax Free High Income

To find out more about any of these
funds, ask your financial advisor for
a prospectus, which contains more
complete information, including sales
charges, risks, and ongoing expenses.
Please read it carefully before you
invest or send money.

To view a current Van Kampen fund
prospectus or to receive additional
fund information, choose from one of
the following:

- visit our Web site at
  WWW.VANKAMPEN.COM--to view a prospectus, select Download Prospectus

- call us at 1-800-341-2911 weekdays from 7:00 a.m. to 7:00 p.m. Central time. Telecommunications Device for the Deaf users, call 1-800-421-2833.

- e-mail us by visiting WWW.VANKAMPEN.COM and selecting Contact Us

* Closed to new investors

                VAN KAMPEN FLORIDA INSURED TAX FREE INCOME FUND

BOARD OF TRUSTEES

J. MILES BRANAGAN

JERRY D. CHOATE

RICHARD M. DEMARTINI*

LINDA HUTTON HEAGY

R. CRAIG KENNEDY

JACK E. NELSON

DON G. POWELL*

PHILLIP B. ROONEY

FERNANDO SISTO

WAYNE W. WHALEN*--Chairman

SUZANNE H. WOOLSEY, PH.D.

PAUL G. YOVOVICH

OFFICERS

RICHARD F. POWERS, III*
President

DENNIS J. MCDONNELL*
Executive Vice President and Chief Investment Officer

A. THOMAS SMITH III*
Vice President and Secretary

JOHN L. SULLIVAN*
Vice President, Treasurer and Chief Financial Officer

CURTIS W. MORELL*
Vice President and Chief Accounting Officer

TANYA M. LODEN*
Controller

STEPHEN L. BOYD*

PETER W. HEGEL*

MICHAEL H. SANTO*

EDWARD C. WOOD, III*
Vice Presidents

INVESTMENT ADVISER

VAN KAMPEN INVESTMENT
ADVISORY CORP.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, IL 60181-5555

DISTRIBUTOR

VAN KAMPEN FUNDS INC.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, IL 60181-5555

SHAREHOLDER SERVICING AGENT

VAN KAMPEN INVESTOR
SERVICES INC.
P.O. Box 218256
Kansas City, Missouri 64121-8256

CUSTODIAN

STATE STREET BANK
AND TRUST COMPANY
225 Franklin Street
P.O. Box 1713
Boston, Massachusetts 02105

LEGAL COUNSEL

SKADDEN, ARPS, SLATE,
MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT ACCOUNTANTS

KPMG LLP
303 East Wacker Drive
Chicago, Illinois 60601

For the year ended September 30, 1999, the Fund designated 100% of the income distributions as a tax-exempt income distribution. In January, 2000, the Fund will provide tax information to shareholders for the 1999 calendar year.

* "Interested" persons of the Fund, as defined in the Investment Company Act of 1940.

(C) Van Kampen Funds Inc., 1999 All rights reserved.

(SM) denotes a service mark of Van Kampen Funds Inc.

This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution to prospective investors unless it has been preceded or is accompanied by an effective prospectus of the Fund which contains additional information on how to purchase shares, the sales charge, and other pertinent data. After February 29, 2000, the report, if used with prospective investors, must be accompanied by monthly performance update.

                         YEAR 2000 READINESS DISCLOSURE

Like other mutual funds, financial and business organizations and individuals around the world, the Fund could be adversely affected if the computer systems used by the Fund's investment adviser and other service providers do not properly process and calculate date-related information and data from and after January 1, 2000. This is commonly known as the "Year 2000 Problem." The Fund's investment adviser is taking steps that it believes are reasonably designed to address the Year 2000 Problem with respect to computer systems that it uses and to obtain reasonable assurances that comparable steps are being taken by the Fund's other major service providers. At this time, there can be no assurances that these steps will be sufficient to avoid any adverse impact to the Fund. In addition, the Year 2000 Problem may adversely affect the markets and the issuers of securities in which the Fund may invest that, in turn, may adversely affect the net asset value of the Fund. Improperly functioning trading systems may result in settlement problems and liquidity issues. In addition, corporate and governmental data processing errors may result in production problems for individual companies or issuers and overall economic uncertainty. Earnings of individual issuers will be affected by remediation costs, which may be substantial and may be reported inconsistently in U.S. and foreign financial statements. Accordingly, the Fund's investments may be adversely affected. The statements above are subject to the Year 2000 Information and Readiness Disclosure Act, which may limit the legal rights regarding the use of such statements in the case of dispute.

                                VAN KAMPEN FUNDS

YOUR NOTES:

                    TABLE OF CONTENTS

Letter to Shareholders...........................  1
Economic Snapshot................................  2
Performance Results..............................  3
Performance in Perspective.......................  4
Portfolio Management Review......................  5
Glossary of Terms................................  8
Portfolio Highlights.............................  9
Portfolio of Investments......................... 10
Statement of Assets and Liabilities.............. 17
Statement of Operations.......................... 18
Statement of Changes in Net Assets............... 19
Financial Highlights............................. 20
Notes to Financial Statements.................... 23
Report of Independent Accountants................ 30

NOT FDIC INSURED. MAY LOSE VALUE. NO BANK GUARANTEE.

                             LETTER TO SHAREHOLDERS

October 20, 1999

Dear Shareholder,
    With the volatility that we've experienced recently in many financial markets, some investors have sold securities because of uncertainty about where the markets were going, only to be left rethinking whether they made the right decision. We've witnessed this kind of market activity numerous times over the past several years, sparked by concerns such as the impact of the Asian economic crisis, high stock valuations, or, most recently, the stability of many high-flying technology companies. While these fears eventually subsided, investors who may have sold during this period were unable to reap the benefits of the subsequent rally. That's partly because most of the recent big gains happened in relatively short periods of time. This kind of volatility--and the danger of making short-term decisions--highlights the importance of investing for the long term, in accordance with your individual financial objectives.
    Although the Asian crisis appears to be behind us, new concerns are always emerging. In the coming months, we'll likely hear more about how the year 2000 computer problem may affect the markets or that we're overdue for a correction. While the markets could undoubtedly suffer as a result of these or any number of other events, we encourage you to focus on your long-term investment goals. Although nothing is certain, history has shown us that over time, the markets tend to recover--and most investors want to be positioned to take advantage of any recovery.
    If you have concerns about market volatility or questions about how your portfolio is structured to respond to these events, we encourage you to contact your financial advisor. Your advisor can talk with you about sustaining a long-term investment plan through a variety of market conditions. We hope that Van Kampen Funds will play an important role as you and your advisor build a portfolio designed to help you weather what the markets have in store.

Sincerely,

[SIG]
Richard F. Powers, III

Chairman
Van Kampen Investment Advisory Corp.

[SIG]
Dennis J. McDonnell

President
Van Kampen Investment Advisory Corp.

                               ECONOMIC SNAPSHOT

ECONOMIC GROWTH

    Americans continued their spending spree, keeping the economy growing at a healthy pace. High levels of consumer confidence fueled this heavy retail purchasing activity, pushing the personal savings rate down to a record low as spending rates outpaced income growth. Although we experienced a slowdown during the second quarter of 1999, economic growth accelerated toward the end of the reporting period. The growth rate of the nation's gross domestic product (GDP) dipped to 1.6 percent for the second quarter of 1999, but climbed back up to 4.8 percent in the third quarter.

EMPLOYMENT SITUATION

    The strong job market helped to support the health of the economy. During the reporting period, the unemployment rate reached its lowest level in almost 30 years, and wages continued to climb. The wage pressures were balanced somewhat by productivity gains, but they ultimately pushed the cost of labor higher, as evidenced by the sharp jump in the Employment Cost Index in the second quarter of 1999.

INFLATION AND INTEREST RATES

    Inflation remained tame throughout most of the reporting period, although a sharp increase in oil prices contributed to a spike in April's consumer price index (CPI) report. The Federal Reserve remained active in guarding against inflation and tempering the economy during this environment. The Fed reversed two of its interest rate cuts from the fall of 1998, raising rates in June and August 1999 to keep the economy from overheating.

                          INTEREST RATES AND INFLATION
                 September 30, 1997, through September 30, 1999
                                   [GRAPH]

                                                   INTEREST RATES                  INFLATION
                                                   --------------                  ---------
Sep 1997                                               5.5000                       2.2000
                                                       6.2500                       2.2000
                                                       5.7500                       2.1000
Dec 1997                                               5.6875                       1.8000
                                                       6.5000                       1.7000
                                                       5.5625                       1.6000
Mar 1998                                               5.6250                       1.4000
                                                       6.1250                       1.4000
                                                       5.6250                       1.4000
Jun 1998                                               5.6875                       1.7000
                                                       6.0000                       1.7000
                                                       5.5625                       1.7000
Sep 1998                                               5.9375                       1.6000
                                                       5.7500                       1.5000
                                                       5.2500                       1.5000
Dec 1998                                               4.8750                       1.5000
                                                       4.0000                       1.6000
                                                       4.8125                       1.7000
Mar 1999                                               4.8750                       1.6000
                                                       5.1250                       1.7000
                                                       4.9375                       2.3000
Jun 1999                                               4.5000                       2.1000
                                                       4.0000                       2.0000
                                                       4.7500                       2.1000
Sep 1999                                               5.4375                       2.3000

    Interest rates are represented by the closing midline federal funds rate on the last day of each month. Inflation is indicated by the annual percent change of the Consumer Price Index for all urban consumers at the end of each month.

          PERFORMANCE RESULTS FOR THE PERIOD ENDED SEPTEMBER 30, 1999

                    VAN KAMPEN NEW YORK TAX FREE INCOME FUND

                                           A SHARES   B SHARES   C SHARES
 TOTAL RETURNS

One-year total return based on NAV(1)....    (2.61%)    (3.34%)    (3.28%)
One-year total return(2).................    (7.24%)    (7.02%)    (4.20%)
Five-year total return(2)................     5.94%      5.95%      6.21%
Life-of-Fund average annual total
   return (2)............................     5.51%      5.58%      5.73%
Commencement date........................  07/29/94   07/29/94   07/29/94

 DISTRIBUTION RATES AND YIELD

Distribution rate(3).....................     4.67%      4.14%      4.14%
Taxable-equivalent distribution
   rate (4)..............................     7.84%      6.95%      6.95%
SEC Yield(5).............................     5.20%      4.71%      4.70%

(1)Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge (4.75% for A shares) or contingent deferred sales charge for early withdrawal (4% for B shares and 1% for C shares).

(2)Standardized total return. Assumes reinvestment of all distributions for the period ended and includes payment of the maximum sales charge (A shares) or contingent deferred sales charge for early withdrawal (B and C shares).

(3)Distribution rate represents the monthly annualized distributions of the Fund at the end of the period and not the earnings of the Fund.

(4)Taxable-equivalent calculations reflect a combined federal and state income tax rate of 40.4% which takes into consideration the deductibility of individual state taxes paid.

(5)SEC Yield is a standardized calculation prescribed by the Securities and Exchange Commission for determining the amount of net income a portfolio should theoretically generate for the 30-day period ending September 30, 1999. Had certain expenses of the Fund not been assumed by Van Kampen, the SEC Yield would have been 4.40%, 3.88%, and 3.87% for Classes A, B and C, respectively, and total returns would have been lower.

A portion of the interest income may be taxable for those investors subject to the federal alternative minimum tax (AMT).

See the Comparative Performance section of the current prospectus. Past performance does not guarantee future results. Investment return and net asset value will fluctuate with market conditions. Fund shares, when redeemed, may be worth more or less than their original cost.

Investing in lower-rated securities involves a higher degree of credit and market risk. Investments in derivative securities will subject the Fund to greater risks.

Market forecasts provided in this report may not necessarily come to pass.

                 PUTTING YOUR FUND'S PERFORMANCE IN PERSPECTIVE

    As you evaluate your progress toward achieving your financial goals, it is important to track your investment performance at regular intervals. A comparison of your Fund's performance to an applicable benchmark can:

    - Illustrate the market environment in which your Fund is being managed

    - Reflect the impact of favorable market trends or difficult market conditions

    - Help you evaluate how your Fund's management team has responded to opportunities and challenges

    The following graph compares your Fund's performance to that of the Lehman Brothers Municipal Bond Index over time.

    GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT
    Van Kampen New York Tax Free Income Fund vs. the Lehman Brothers Municipal Bond Index (July 29, 1994 through September 30, 1999)
[INVESTMENT PERFORMANCE GRAPH]
------------------------------
Fund's Total Return
1 Year Total Return =   - 7.24%
5 Year Avg. Annual  =     5.94%
Inception Avg. Annual =   5.51%
------------------------------

                                       VAN KAMPEN NEW YORK TAX FREE      LEHMAN BROTHERS MUNICIPAL BOND
                                              INCOME FUND                           INDEX
                                       ----------------------------      ------------------------------
Jul 1994                                         9527                               10000
                                                 9662                               10035
Sep 1994                                         9422                             9887.49
                                                 9207                             9711.49
                                                 8971                             9535.71
                                                 9248                              9745.5
                                                 9541                             10024.2
                                                 9889                             10315.9
                                                 9958                             10434.5
                                                 9944                             10447.1
                                                10207                             10780.3
                                                10046                             10686.5
                                                10123                             10786.1
                                                10228                             10925.1
Sep 1995                                        10320                             10993.9
                                                10490                             11153.3
                                                10717                             11338.5
                                                10850                             11447.3
                                                10898                             11534.3
                                                10816                             11455.9
                                                10624                             11309.2
                                                10578                             11277.6
                                                10620                             11273.1
                                                10735                             11395.9
                                                10895                             11499.6
                                                10878                             11497.4
Sep 1996                                        11077                             11658.3
                                                11232                               11790
                                                11456                             12005.8
                                                11408                             11955.4
                                                11413                             11976.1
                                                11540                             12088.3
                                                11430                             11927.5
                                                11512                             12027.7
                                                11687                             12208.1
                                                11833                             12338.8
                                                12244                             12680.5
                                                12092                             12561.3
Sep 1997                                        12247                             12710.8
                                                12339                             12792.2
                                                12408                             12867.6
                                                12654                             13055.5
                                                12804                               13190
                                                12833                             13193.9
                                                12852                             13205.8
                                                12768                             13146.4
                                                13027                             13354.1
                                                13090                             13406.2
                                                13120                             13439.7
                                                13382                               13648
Sep 1998                                        13554                             13818.6
                                                13509                             13818.6
                                                13540                               13867
                                                13602                             13901.6
                                                13753                             14067.1
                                                13690                             14005.2
                                                13713                             14024.8
                                                13770                             14059.9
                                                13672                             13978.3
                                                13443                               13777
                                                13466                             13826.6
                                                13279                               13716
Sep 1999                                        13200                             13721.5

The above chart reflects the performance of Class A shares of the Fund. The performance of Class A shares will differ from that of other share classes of the Fund because of the difference in sales charges and/or expenses paid by shareholders investing in the different share classes. The Fund's performance assumes reinvestment of all distributions and includes payment of the maximum sales charge (4.75% for A shares).

While past performance is not indicative of future performance, the above information provides a broader vantage point from which to evaluate the discussion of the Fund's performance found in the following pages.

                          PORTFOLIO MANAGEMENT REVIEW
                     VAN KAMPEN NEW YORK TAX FREE INCOME FUND

We recently spoke with Dennis S. Pietrzak, portfolio manager of the Van Kampen New York Tax Free Income Fund, about the key events and economic forces that shaped the markets during the past year. Mr. Pietrzak has managed the Fund since 1995 and worked in the investment industry since 1968. He is joined by Peter W. Hegel, chief investment officer for fixed-income investments. The following comments reflect their views on the Fund's performance during the 12 months ended September 30, 1999.

 Q    WHAT HAPPENED IN THE MUNICIPAL MARKET DURING THE REPORTING PERIOD?

 A Bonds of all types suffered price declines over the past 12 months as interest rates rose, especially toward the end of the reporting period. In addition to the negative effects of the Federal Reserve's two interest rate increases during the summer, the bond market was hurt by the nation's strong economic growth because it continually sparked inflation fears, which caused concern about future rate hikes. Because of low demand for municipal bonds during the period, these conditions hurt municipals more than their taxable counterparts--corporate and Treasury bonds. The yields on newly issued 30-year AAA municipal bonds leaped almost a full percentage point during the 12-month period, so the prices of existing bonds dropped concurrently.
     The interest rate increases also served to suppress municipal bond supply. Many municipalities chose not to issue new bonds or refinance outstanding bonds because of the higher interest rates they would have to pay in the current marketplace. Supply was down in almost every sector, although electric utilities, environment-related, and health-care bonds saw the most significant drops. The lower supply helped support bond prices somewhat because that meant more competition for available bonds.
    The strength of New York City and the financial services industry ensured that the New York municipal market would remain strong, as we continued to see budget surpluses and credit upgrades throughout the state. However, finding attractive bonds in the state was more of a challenge than in past years because of decreasing supply. Although New York was the nation's second-largest issuer of municipal debt in the first nine months of 1999, total issuance in the state was down almost 48 percent compared with the same period last year.

 Q   DID MUNICIPAL BONDS BENEFIT FROM THE STRONG ECONOMY?

 A Yes. The effects of the healthy economy were reflected in the good credit conditions in the municipal market. With the exception of the health-care sector, overall credit quality remained high, and we witnessed a number of credit upgrades as tax revenues kept municipal finances strong. In addition, municipal bond yields remained very attractive compared with Treasury bonds, especially when considering the tax advantages of municipals. At the end of the reporting period, AAA-rated municipals were offering yields that were about 90 percent of comparable Treasury yields, making municipals very attractive for investors in higher income tax brackets.

 Q    WHAT TECHNIQUES DID YOU USE TO MANAGE THE FUND IN THESE CONDITIONS?

 A We significantly increased the Fund's overall credit quality by purchasing a large proportion of AAA bonds, which comprised more than 40 percent of the portfolio's long-term investments at the end of September. Earlier in the reporting period, credit spreads remained tight, meaning that the difference in yields between high-quality and lower-quality bonds was minimal. As a result, we favored AAA bonds because they provided almost as much yield as lower-rated bonds but have less credit risk. These securities temporarily hurt the Fund because they reacted more strongly to the recent interest-rate increases and therefore suffered greater price declines than lower-rated bonds did. However, the heavy AAA-bond allocation should benefit the Fund if interest rates decline in the future.
    Another major strategy for the Fund was to increase its duration, or sensitivity to interest-rate changes. We feel that this strategy will work well in a declining interest-rate environment because it should allow the Fund to participate more fully in a market rally. In the short term, however, the longer duration negatively affected the Fund's total return as interest rates climbed.
    To the Fund's benefit, we purchased bonds with intermediate term maturities of 10 to 20 years because we felt that they offered some of the best values in the market. These securities did not decline in value as much as comparable 30-year securities when bond prices started to fall during the summer.

 Q    WHAT AREAS OF THE MUNICIPAL MARKET WERE MOST ATTRACTIVE TO YOU?

 A Higher education bonds were very attractive to us, particularly as we sought to increase the Fund's credit quality. We purchased securities issued by a number of established universities in New York such as Fordham
University and Rochester Institute of Technology, as well as some smaller schools whose bonds offered higher yields, such as St. Bonaventure University. In fact, we more than doubled our position in higher-education bonds, which represented about 25 percent of the portfolio's long-term investments at the end of the reporting period. Those purchases in the lower credit-quality range helped the Fund during the market downturn, whereas the higher-quality bonds supported the Fund when interest rates were lower.
    We also found some very attractive issues that are being used to finance continuing-care retirement centers. These bonds have generally offered very attractive yields and we believe that they have strong underlying credit quality. Despite increasing our position in that area of the market, our overall proportion of health-care bonds declined because the challenges imposed by managed care and changing Medicare reimbursement policies have led us to look to other sectors to find value in recent months. Reducing health-care exposure benefited the Fund because that sector did not perform as well as most other areas of the municipal market during the period. For additional portfolio highlights, please refer to page 9.

 Q   HOW DID THE FUND PERFORM DURING THE PERIOD?

 A The Fund's total return performance was disappointing because of the overall downturn in bond prices and the Fund's longer duration. For the one-year period ended September 30, 1999, the Fund's Class A shares returned -2.61 percent(1) at net asset value. By comparison, the Lehman Brothers Municipal Bond Index produced a -0.70 percent total return for the same period. This index is an unmanaged, broad-based statistical composite of municipal bonds and does not reflect any commissions that would be paid by an investor purchasing the securities it represents.
    The Fund provided shareholders with an attractive dividend throughout the past year, although the dividend rate was reduced in September 1999. The generally lower interest-rate environment over the past few years eventually reduced the Fund's income stream as we had to purchase current coupon bonds paying lower interest rates than many of the older bonds in the portfolio. This led to a reduction in the monthly dividend rate from $0.0665 per Class A share to $0.061. At its current rate, the Fund's tax-exempt dividend for Class A shares translates to a distribution rate of 4.67 percent(3), which is equivalent to a yield of 7.84 percent(4) for an investor in the 40.4 percent combined federal and state income tax bracket. Please refer to the chart and footnotes on page 3 for additional Fund performance results. Past performance does not guarantee future performance.

 Q   WHAT DO YOU SEE AHEAD FOR THE ECONOMY AND THE MUNICIPAL MARKET?

 A We will probably continue to see a slowing economy in the fourth quarter of 1999, which may be partly the result of year 2000 concerns. Wage increases will likely keep inflation concerns at the forefront, although increasing productivity should be able to offset higher wage costs for employers. With those factors in mind, we are positioning the Fund to perform well in a lower interest-rate environment by keeping its duration longer than its benchmark. This would make the Fund better able to participate in a market rally.
    Preparations for the turn of the millennium may also limit new issuance and general market activity as we near the end of the year. Many municipal issuers may postpone issuing bonds until they feel certain that any potential computer problems have been avoided, meaning that we will probably see very low levels of new issuance in November and December. In the meantime, we will continue to focus on finding attractive higher-yielding bonds and protecting the Fund from bond calls as much as possible. We will also use our research capabilities to monitor the health-care sector for attractive opportunities throughout the coming months.

[SIG]
Dennis Pietrzak

Portfolio Manager

[SIG]
Peter W. Hegel

Chief Investment Officer
Fixed Income Investments

                               GLOSSARY OF TERMS

CALL FEATURE: Allows the issuer to buy back a bond on specific dates at set prices before maturity. These dates and prices are set when the bond is issued. To compensate the bondholder for the potential loss of income and ownership, a bond's call price is usually higher than the face value of the bond. Bonds are usually called when interest rates drop so significantly that the issuer can save money by issuing new bonds at lower rates.

CREDIT RATING: An evaluation of an issuer's credit history and capability of repaying obligations. Standard & Poor's and Moody's Investors Service are two companies that assign bond ratings. Standard & Poor's ratings range from a high of AAA to a low of D, while Moody's ratings range from a high of Aaa to a low of C.

CREDIT SPREAD: Also called quality spread, the difference in yield between higher-quality issues and lower-quality issues. Normally, lower-quality issues provide higher yields to compensate investors for the additional credit risk.

DISCOUNT BOND: A bond whose market price is lower than its face value (or "par value"). Because bonds usually mature at face value, a discount bond has more potential to appreciate in price than a par bond does.

DURATION: A measure of the sensitivity of a bond's price to changes in interest rates, expressed in years. Each year of duration represents an expected 1 percent change in the price of a bond for every 1 percent change in interest rates (i.e. a 5-year duration means the bond will fall about 5 percent in value if interest rates rise by 1 percent). The longer a bond's duration, the greater the effect of interest rate movements on its price. Typically, funds with shorter durations perform better in rising rate environments, while funds with longer durations perform better when rates decline.

MATURITY LENGTH: The time it takes for a bond to mature. A bond issued in 1999 and maturing in 2009 is a 10-year bond.

VOLATILITY: A measure of the fluctuation in the market price of a security. A security that is volatile has frequent and large swings in price.

YIELD SPREAD: The additional yield investors can earn by either investing in bonds with longer maturities or by investing in bonds with lower ratings. The spread is the difference in yield between bonds with short versus long maturities or the difference in yield between high-quality bonds and lower-quality bonds.

ZERO COUPON BONDS: A corporate or municipal bond that is traded at a deep discount to face value and pays no interest. It may be redeemed at maturity for full face value.

                              PORTFOLIO HIGHLIGHTS

                    VAN KAMPEN NEW YORK TAX FREE INCOME FUND

TOP FIVE HOLDINGS AS OF SEPTEMBER 30, 1999*

Puerto Rico Pub Bldgs Auth Gtd Pub Ed & Hlth Fac...............  2.8%
New York City Ser F............................................  2.3%
Metropolitan Tran Auth NY Commuter Fac Rev.....................  2.2%
Monroe Cnty, NY Indl Dev Agy Student Hsg Collegiate Ser A......  2.2%
Clifton Park, NY Wtr Auth Sys Rev Ser A........................  2.0%

 CREDIT QUALITY*

AS OF SEPTEMBER 30, 1999
[PIE CHART]

                                   AAA/Aaa       AA/Aa        A/A        BBB/Baa       BBB/Ba       Non-Rated
                                   -------       -----       -----       -------       ------       ---------
As of September 30, 1999            43.30         7.40        8.30        24.50         0.70         15.80


AS OF SEPTEMBER 30, 1998
[PIE CHART]

                                   AAA/Aaa       AA/Aa        A/A        BBB/Baa        Non-Rated
                                   -------       -----       -----       -------        ---------
As of September 30, 1998            30.20         5.90       10.60        35.60           17.70

Based upon the highest credit quality ratings as issued by Standard & Poor's or Moody's, respectively.
 DIVIDEND HISTORY
FOR THE PERIOD ENDED SEPTEMBER 30, 1999

                                  [BAR GRAPH]

                                   DIVIDENDS
                                   ---------
Oct 1998                            $ 0.0665
Nov 1998                              0.0665
Dec 1998                              0.0665
Jan 1999                              0.0665
Feb 1999                              0.0665
Mar 1999                              0.0665
Apr 1999                              0.0665
May 1999                              0.0665
Jun 1999                              0.0665
Jul 1999                              0.0665
Aug 1999                              0.0665
Sep 1999                              0.0610

The dividend history represents past performance of the Fund's Class A shares and does not predict the Fund's future distributions.

 TOP FIVE PORTFOLIO INDUSTRIES*

                                  [BAR GRAPH]

                              September 30, 1999       September 30, 1998
                              ------------------       ------------------
Higher Education                     25.5%                    12.2%
General Purpose                      12.5                     11.4
Public Building                      11.1                      8.1
Transportation                       10.7                     12.9
Industrial Revenue                    9.3                     15.3

*As a Percentage of Long-Term Investments

                            PORTFOLIO OF INVESTMENTS

                               September 30, 1999
--------------------------------------------------------------------------------

 Par
Amount
(000)                  Description                Coupon      Maturity    Market Value
--------------------------------------------------------------------------------------
         MUNICIPAL BONDS  102.6%
         NEW YORK  96.4%
$  330   Bethlehem, NY Indl Dev Agy Sr Hsg Rev
         Van Allen Proj Ser A...................  6.875%      06/01/39    $   315,546
   760   Brookhaven, NY Indl Dev Agy Sr
         Residential Hsg Rev....................  6.375       12/01/37        702,232
 1,205   Buffalo, NY Genl Impt Ser A (AMBAC
         Insd) (b)..............................  4.750       02/01/09      1,177,839
   155   Buffalo, NY Sch Ser B (FSA Insd).......  4.750       02/01/09        151,506
   195   Cattaraugus Cnty, NY Indl Dev Agy Civic
         Fac Rev................................  4.400       09/15/04        190,340
 1,630   Clifton Park, NY Wtr Auth Sys Rev Ser A
         (FGIC Insd)............................  5.000       10/01/29      1,429,950
   750   Clifton Springs, NY Hosp & Clinic Ser A
         Rfdg & Impt (b)........................  7.650       01/01/12        814,477
   500   Erie Cnty, NY Indl Dev Agy Civic Fac
         Rev Depaul Ppty Inc Proj Ser A.........  5.750       09/01/28        448,785
   250   Erie Cnty, NY Indl Dev Agy Life Care
         Cmnty Rev Episcopal Church Home Ser
         A (b)..................................  6.000       02/01/28        232,360
 1,250   Huntington, NY Hsg Auth Sr Hsg Fac Rev
         Gurwin Jewish Sr Residences A..........  6.000       05/01/29      1,176,037
   500   Islip, NY Cmnty Dev Agy Cmnty Dev Rev
         NY Institute of Technology Rfdg (b)....  7.500       03/01/26        531,225
 1,000   Long Island Power Auth, NY Electric Sys
         Rev Gen Ser A (FSA Insd)...............  5.000       12/01/18        905,400
 1,645   Metropolitan Tran Auth NY Commuter Fac
         Rev....................................  5.500       07/01/14      1,605,109
   800   Metropolitan Tran Auth NY Commuter Fac
         Rev Ser A (MBIA Insd)..................  5.625       07/01/27        782,336
   400   Metropolitan Tran Auth NY Commuter Fac
         Svc Contract Ser O.....................  5.750       07/01/13        411,040
 1,155   Monroe Cnty, NY Indl Dev Agy St John
         Fisher College Proj....................  5.375       06/01/09      1,164,436
   295   Monroe Cnty, NY Indl Dev Agy Student
         Hsg Collegiate Ser A...................  4.650       04/01/06        284,663
   310   Monroe Cnty, NY Indl Dev Agy Student
         Hsg Collegiate Ser A...................  4.700       04/01/07        296,813
   325   Monroe Cnty, NY Indl Dev Agy Student
         Hsg Collegiate Ser A...................  4.800       04/01/08        309,650

                                               See Notes to Financial Statements

                               September 30, 1999
--------------------------------------------------------------------------------

 Par
Amount
(000)                  Description                Coupon      Maturity    Market Value
--------------------------------------------------------------------------------------
         NEW YORK (CONTINUED)
$  170   Monroe Cnty, NY Indl Dev Agy Student
         Hsg Collegiate Ser A...................  4.900%      04/01/09    $   161,214
   395   Monroe Cnty, NY Indl Dev Agy Student
         Hsg Collegiate Ser A...................  5.150       04/01/12        368,890
 1,705   Monroe Cnty, NY Indl Dev Agy Student
         Hsg Collegiate Ser A...................  5.250       04/01/19      1,561,899
   500   Monroe Cnty, NY Indl Dev Agy Rev Indl
         Dev Empire Sports Proj Ser A (b).......  6.250       03/01/28        466,105
   500   Mount Vernon, NY Indl Dev Agy Wartburg
         Sr Hsg Inc. Meadow View (b)............  6.000       06/01/09        488,855
 1,250   Nassau Cnty, NY Indl Dev Agy Civic Fac
         Rev (MBIA Insd)........................  4.750       07/01/28      1,045,250
 1,250   New York City Indl Dev Agy LaGuardia
         Assoc LP Proj Rfdg.....................  6.000       11/01/28      1,182,100
   600   New York City Indl Dev Agy Brooklyn
         Navy Yard..............................  5.650       10/01/28        560,790
   500   New York City Indl Dev Agy Civic Fac
         Rev Cmnty Res Developmentally
         Disabled...............................  7.500       08/01/26        522,490
   500   New York City Indl Dev Agy Civic Fac
         Rev College of New Rochelle Proj.......  5.750       09/01/17        487,700
   375   New York City Indl Dev Agy Spl Fac Rev
         Terminal One Group Assn Proj...........  5.700       01/01/04        384,769
   500   New York City Indl Dev Agy Spl Facs
         United Airls Inc Proj..................  5.650       10/01/32        465,850
   500   New York City Indl Dev Civic Touro
         College Proj Ser A.....................  6.350       06/01/29        481,560
   500   New York City Indl Dev Civic YMCA
         Greater NY Proj........................  6.000       08/01/07        516,020
   515   New York City Indl Dev Civic YMCA
         Greater NY Proj........................  5.800       08/01/16        504,932
   500   New York City Muni Wtr Fin Auth Wtr &
         Swr Sys Rev Ser B (AMBAC Insd) (b).....  5.375       06/15/19        477,165
   500   New York City Ser B....................  5.700       08/15/07        522,025
   500   New York City Ser C (Prerefunded @
         08/15/01) (b)..........................  7.250       08/15/24        528,280
 1,700   New York City Ser F (AMBAC Insd) (b)...  5.250       08/01/14      1,641,265

                                               See Notes to Financial Statements

                               September 30, 1999
--------------------------------------------------------------------------------

 Par
Amount
(000)                  Description                Coupon      Maturity    Market Value
--------------------------------------------------------------------------------------
         NEW YORK (CONTINUED)
$  500   New York City Ser H (Prerefunded @
         02/01/02) (FSA Insd)...................  7.000%      02/01/21    $   537,555
 1,500   New York City Ser J (MBIA Insd)........  5.000       05/15/20      1,337,595
 1,000   New York City Tran Auth Met Ser A......  5.250       01/01/29        919,600
   720   New York St Dorm Auth Lease Rev Office
         Fac Audit & Control (MBIA Insd)........  5.250       04/01/13        702,670
 1,000   New York St Dorm Auth Rev Mental Hlth
         Svcs Facs Ser C (MBIA Insd)............  4.750       08/15/19        859,580
 1,410   New York St Dorm Auth Rev Univ
         Rochester Ser A (MBIA Insd)............  5.000       07/01/17      1,288,063
   300   New York St Dorm Auth Rev City Univ Sys
         Ser F..................................  5.000       07/01/14        274,308
 1,000   New York St Dorm Auth Rev City Univ Sys
         Cons Third Genl Res 1 Rfdg (FSA
         Insd) (a)..............................  5.500       07/01/29        959,670
   600   New York St Dorm Auth Rev City Univ Sys
         Third Genl Res 2 Rfdg..................  6.000       07/01/05        633,150
   750   New York St Dorm Auth Rev Cons City
         Univ Sys Ser A.........................  5.625       07/01/16        748,312
   500   New York St Dorm Auth Rev Court Fac
         Lease Ser A............................  5.700       05/15/22        485,435
   570   New York St Dorm Auth Rev Dept Ed St of
         NY Issue Ser A.........................  5.800       07/01/22        559,005
   750   New York St Dorm Auth Rev FHA Nursing
         Home Menorah (FHA Insd)................  5.950       02/01/17        757,147
 1,245   New York St Dorm Auth Rev NY Univ Ser A
         (AMBAC Insd) (a).......................  5.250       07/01/07      1,260,376
 1,000   New York St Dorm Auth Rev Second Hosp
         Interfaith Med Cent Ser D..............  5.750       02/15/08      1,034,490
   500   New York St Dorm Auth Rev St Univ Edl
         Fac....................................  5.750       05/15/10        515,205
 1,200   New York St Dorm Auth Rev Svc Contract
         Albany Cnty............................  5.250       04/01/13      1,150,164
 1,000   New York St Dorm Auth Rev Svc Contract
         Albany Cnty (b)........................  5.250       04/01/17        930,160
   830   New York St Dorm Auth Revs NY Univ Ser
         A (a)..................................  5.250       07/01/06        842,442
   500   New York St Energy Resh & Dev Auth Elec
         Fac Rev Cons Edison Co NY Inc Proj Ser
         A (MBIA Insd)..........................  7.500       01/01/26        508,905

                                               See Notes to Financial Statements

                               September 30, 1999
--------------------------------------------------------------------------------

 Par
Amount
(000)                  Description                Coupon      Maturity    Market Value
--------------------------------------------------------------------------------------
         NEW YORK (CONTINUED)
$  500   New York St Energy Resh & Dev Auth Gas
         Fac Rev Brooklyn Union Gas Co Ser B
         (Inverse Fltg) (c).....................  10.06%      07/01/26    $   606,875
   500   New York St Environmental Fac Corp
         Pollutn Ctl Rev St Wtr Revolving Fund
         Ser D..................................  6.850       11/15/11        554,130
   490   New York St Hsg Fin Agy Rev Insd
         Multi-Family Mtg Ser B (AMBAC Insd)....  6.250       08/15/14        513,334
   500   New York St Med Care Fac Fin Agy Rev NY
         Hosp Mtg Ser A (Prerefunded @ 02/15/05)
         (AMBAC Insd)...........................  6.200       08/15/05        544,890
   300   New York St Med Care Fac Fin Agy Rev
         Presbyterian Hosp Mtg Ser A Rfdg (FHA
         Insd)..................................  5.250       08/15/14        291,390
   500   New York St Mtg Agy Rev Homeowner Mtg
         Ser 30 B...............................  6.650       10/01/25        517,615
   735   New York St Mtg Agy Rev Homeowner Mtg
         Ser 58.................................  6.400       04/01/27        762,460
   540   New York St Thruway Auth Svc Contract
         Rev Loc Hwy & Brdg.....................  5.100       04/01/08        538,342
   290   New York St Thruway Auth Svc Contract
         Rev Loc Hwy & Brdg.....................  5.750       04/01/09        299,541
 1,000   New York St Urban Dev Corp Rev Corrtl
         Facs Svcs Contract Ser B (AMBAC
         Insd)..................................  4.750       01/01/28        837,310
 1,000   New York St Urban Dev Corp Rev Sports
         Fac Assist Pg Ser A....................  5.000       04/01/18        892,750
   370   New York St Urban Dev Corp Rev
         Correctional Cap Fac Rfdg..............  5.625       01/01/07        379,420
   500   New York St Urban Dev Corp Rev
         Correctional Cap Fac Ser A Rfdg........  5.500       01/01/14        494,365
   450   New York St Urban Dev Corp Rev
         Correctional Cap Facs Ser 7............  5.700       01/01/27        433,404
   300   New York St Urban Dev Corp Rev
         Correctional Cap Fac Rfdg..............  5.750       01/01/13        300,981
 1,245   New York St Dorm Auth Rev Insd Long
         Island Univ............................  5.000       09/01/16      1,130,373
 1,500   New York St Dorm Auth Rev Insd Long
         Island Univ............................  5.125       09/01/19      1,355,820

                                               See Notes to Financial Statements

                               September 30, 1999
--------------------------------------------------------------------------------

 Par
Amount
(000)                  Description                Coupon      Maturity    Market Value
--------------------------------------------------------------------------------------
         NEW YORK (CONTINUED)
$  500   New York St Dorm Auth Rev Univ
         Rochester Ser B........................  5.625%      07/01/24    $   485,015
 1,000   New York St Enrgy Resh & Dev Rfdg
         Central Hudson Gas Ser A (AMBAC
         Insd)..................................  5.450       08/01/27        953,310
   420   Niagara Falls, NY Pub Impt (MBIA
         Insd)..................................  6.900       03/01/20        460,148
 1,000   Niagara Falls, NY Frontier Tran Auth
         Arpt Rev (MBIA Insd)...................  5.500       04/01/19        966,930
   325   Oneida Cnty, NY Indl Dev Agy Civic Fac
         St Elizabeth Med A.....................  5.875       12/01/29        295,084
   500   Oneida Cnty, NY Pub Impt (Prerefunded @
         03/15/01)..............................  5.850       03/15/12        521,470
   500   Oneida Cnty, NY Indl Dev Agy Rev Civic
         Fac Mohawk Vly Handicap................  5.300       03/15/19        460,600
   455   Orange Cnty, NY Indl Dev Agy Life Care
         Cmnty Rev..............................  5.625       01/01/18        420,525
   500   Peekskill, NY Indl Dev Agy Sr Drum Hill
         Sr Living Proj.........................  6.375       10/01/28        463,165
   300   Port Auth NY & NJ Spl Oblig............  7.000       10/01/07        320,652
 1,000   Port Auth NY & NJ Spl Oblig Rev Spl
         Proj JFK Intl Arpt Terminal 6 (MBIA
         Insd) (b)..............................  5.750       12/01/25      1,004,110
 1,000   Port Auth NY & NJ Consolidated 119th
         Series (FGIC Insd) (a).................  5.500       09/15/17        980,420
   555   Rockland Cnty, NY Indl Dev Agy Civic
         Fac Rev Dominican College Proj 144A
         Private Placement (d)..................  6.250       05/01/28        519,014
   625   Rockland Cnty, NY Solid Waste Mgmt Auth
         Ser B (AMBAC Insd).....................  5.550       12/15/16        618,456
   330   Saratoga Cnty, NY Indl Dev Agy Sr Hsg
         Rev....................................  6.875       06/01/39        315,134
 1,500   Saint Lawrence Cnty, NY Indl St.
         Lawrence Univ Project Series A.........  5.000       07/01/28      1,318,725
   500   Suffolk Cnty, NY Indl Dev Agy Indl Dev
         Rev Spellman High Voltage Fac Ser A....  6.375       12/01/17        473,530
   500   Suffolk Cnty, NY Indl Dev Agy Civic Fac
         Rev (MBIA Insd)........................  4.750       01/01/19        432,500
 1,000   Syracuse, NY Ser C (FSA Insd)..........  4.900       10/01/09        968,720
   225   Syracuse, NY Hsg Auth Rev Sub Proj
         Loretto Rest Ser B.....................  7.500       08/01/10        220,649

                                               See Notes to Financial Statements

                               September 30, 1999
--------------------------------------------------------------------------------

 Par
Amount
(000)                  Description                Coupon      Maturity    Market Value
--------------------------------------------------------------------------------------
         NEW YORK (CONTINUED)
$  400   Triborough Brdg & Tunl Auth NY Ser A
         Rfdg...................................  5.000%      01/01/12    $   387,328
   500   Triborough Brdg & Tunl Auth NY Ser A
         Rfdg (FGIC Insd).......................  5.000       01/01/17        458,495
   500   Ulster Cnty, NY Indl Dev Agy Civic Fac
         Rev....................................  6.250       06/01/08        491,045
 1,000   Utica, NY Indl Dev Agy Civic Fac Rev
         Utica College Proj Ser A...............  5.750       08/01/28        951,370
 1,000   Yonkers, NY Ser C......................  5.000       06/01/19        900,820
                                                                          -----------
                                                                           67,440,950
                                                                          -----------
         GUAM  0.8%
   500   Guam Arpt Auth Rev Ser B...............  6.700       10/01/23        533,530
                                                                          -----------
         PUERTO RICO  2.9%
 2,000   Puerto Rico Pub Bldgs Auth Gtd Pub Ed &
         Hlth Fac...............................  5.700       07/01/16      2,006,120
                                                                          -----------
         U. S. VIRGIN ISLANDS  0.9%
   650   Virgin Islands Pub Fin Auth Rev Sr Lien
         Fd Ln Nts Ser C........................  5.500       10/01/07        657,124
                                                                          -----------
         MARIANA ISLANDS  1.6%
   850   Northern Mariana Islands Pub Sch Sys
         Proj Ser A (FSA Insd)..................  5.000       10/01/05        870,570
   250   Northern Mariana Islands Pub Sch Sys
         Proj Ser A (FSA Insd)..................  5.000       10/01/04        256,613
                                                                          -----------
                                                                            1,127,183
                                                                          -----------

                                               See Notes to Financial Statements

                               September 30, 1999
--------------------------------------------------------------------------------

                       Description                                        Market Value
--------------------------------------------------------------------------------------
TOTAL LONG-TERM INVESTMENTS  102.6%
  (Cost $73,476,539)..................................................    $71,764,907
SHORT-TERM INVESTMENTS  2.0%
  (Cost $1,400,000)...................................................      1,400,000
                                                                          -----------
TOTAL INVESTMENTS  104.6%
  (Cost $74,876,539)..................................................     73,164,907
LIABILITIES IN EXCESS OF OTHER ASSETS  (4.6%).........................     (3,210,122)
                                                                          -----------
NET ASSETS  100.0%....................................................    $69,954,785
                                                                          ===========

(a) Securities purchased on a when issued or delayed delivery basis.

(b) Assets segregated as collateral for when issued or delayed delivery purchase commitments.

(c) An Inverse Floating security is one where the coupon is inversely indexed to a short-term floating interest rate multiplied by a specified factor. As the floating rate rises, the coupon is reduced. Conversely, as the floating rate declines, the coupon is increased. These instruments are typically used by the Fund to enhance the yield of the portfolio. The price of these securities may be more volatile than the price of a comparable fixed rate security.

(d) 144A securities are those which are exempt from registration under Rule 144A of the Securities Act of 1933. These securities may only be resold in transactions exempt from registration which are normally transactions with qualified institutional buyers.

AMBAC--AMBAC Indemnity Corporation
FGIC--Financial Guaranty Insurance Company
FHA--Federal Housing Administration
FSA--Financial Security Assurance Inc.
MBIA--Municipal Bond Investors Assurance Corp.

                                               See Notes to Financial Statements

                      STATEMENT OF ASSETS AND LIABILITIES

                               September 30, 1999
--------------------------------------------------------------------------------

ASSETS:
Total Investments (Cost $74,876,539)........................  $73,164,907
Cash........................................................       83,986
Receivables:
  Interest..................................................    1,128,723
  Fund Shares Sold..........................................       72,870
  Expense Reimbursement from Advisor........................       12,808
  Investments sold..........................................        5,000
Other.......................................................        2,922
                                                              -----------
      Total Assets..........................................   74,471,216
                                                              -----------
LIABILITIES:
Payables:
  Investments Purchased.....................................    4,067,364
  Fund Shares Repurchased...................................      189,206
  Income Distributions......................................       81,023
  Distributor and Affiliates................................       80,304
Trustees' Deferred Compensation and Retirement Plans........       53,680
Accrued Expenses............................................       44,854
                                                              -----------
      Total Liabilities.....................................    4,516,431
                                                              -----------
NET ASSETS..................................................  $69,954,785
                                                              ===========
NET ASSETS CONSIST OF:
Capital (Par value of $.01 per share with an unlimited
  number of shares authorized)..............................  $71,788,450
Accumulated Distributions in Excess of Net Investment
  Income....................................................      (31,689)
Accumulated Net Realized Loss...............................      (90,344)
Net Unrealized Depreciation.................................   (1,711,632)
                                                              -----------
NET ASSETS..................................................  $69,954,785
                                                              ===========
MAXIMUM OFFERING PRICE PER SHARE:
  Class A Shares:
    Net asset value and redemption price per share (Based on
    net assets of $36,607,970 and 2,450,569 shares of
    beneficial interest issued and outstanding).............  $     14.94
    Maximum sales charge (4.75%* of offering price).........          .75
                                                              -----------
    Maximum offering price to public........................  $     15.69
                                                              ===========
  Class B Shares:
    Net asset value and offering price per share (Based on
    net assets of $28,214,424 and 1,891,680 shares of
    beneficial interest issued and outstanding).............  $     14.92
                                                              ===========
  Class C Shares:
    Net asset value and offering price per share (Based on
    net assets of $5,132,391 and 344,046 shares of
    beneficial interest issued and outstanding).............  $     14.92
                                                              ===========

*On sales of $100,000 or more, the sales charge will be reduced.

                                               See Notes to Financial Statements

                            STATEMENT OF OPERATIONS

                     For the Year Ended September 30, 1999
--------------------------------------------------------------------------------

INVESTMENT INCOME:
Interest....................................................  $ 3,160,479
                                                              -----------
EXPENSES:
Distribution (12b-1) and Service Fees (Attributed to Classes
  A, B and C of $77,907, $237,338 and $41,109,
  respectively).............................................      356,354
Investment Advisory Fee.....................................      353,477
Accounting Services.........................................       61,895
Shareholder Reports.........................................       46,975
Shareholder Services........................................       28,654
Trustees' Fees and Related Expenses.........................       21,612
Legal.......................................................       13,432
Custody.....................................................        9,245
Other.......................................................       45,777
                                                              -----------
    Total Expenses..........................................      937,421
    Less: Expense Reduction ($353,477 Advisory Fees and
      $180,785 Other).......................................      534,262
    Credits Earned on Cash Balances.........................          995
                                                              -----------
    Net Expenses............................................      402,164
                                                              -----------
NET INVESTMENT INCOME.......................................  $ 2,758,315
                                                              ===========
REALIZED AND UNREALIZED GAIN/LOSS:
Net Realized Loss...........................................  $   (81,746)
                                                              -----------
Unrealized Appreciation/Depreciation:
  Beginning of the Period...................................    3,166,131
  End of the Period.........................................   (1,711,632)
                                                              -----------
Net Unrealized Depreciation During the Period...............   (4,877,763)
                                                              -----------
NET REALIZED AND UNREALIZED LOSS............................  $(4,959,509)
                                                              ===========
NET DECREASE IN NET ASSETS FROM OPERATIONS..................  $(2,201,194)
                                                              ===========

                                               See Notes to Financial Statements

                       STATEMENT OF CHANGES IN NET ASSETS

For the Year Ended September 30, 1999, the Nine Months Ended September 30, 1998
                      and the Year Ended December 31, 1997
--------------------------------------------------------------------------------

                                             Year Ended       Nine Months Ended       Year Ended
                                         September 30, 1999   September 30, 1998   December 31, 1997
----------------------------------------------------------------------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income................... $        2,758,315   $        1,386,721   $       1,115,725
Net Realized Gain/Loss..................            (81,746)             271,958             255,029
Net Unrealized Appreciation/Depreciation
  During the Period.....................         (4,877,763)           1,080,991           1,117,382
                                         ------------------   ------------------   -----------------
Change in Net Assets from Operations....         (2,201,194)           2,739,670           2,488,136
                                         ------------------   ------------------   -----------------
Distributions from Net Investment
  Income................................         (2,758,315)          (1,386,749)         (1,126,124)
Distributions in Excess of Net
  Investment Income.....................            (16,019)             (15,670)                -0-
                                         ------------------   ------------------   -----------------
Distributions from and in Excess of Net
  Investment Income*....................         (2,774,334)          (1,402,419)         (1,126,124)
Distributions from Net Realized
  Gains*................................           (280,511)             (40,996)            (83,754)
                                         ------------------   ------------------   -----------------
Total Distributions.....................         (3,054,845)          (1,443,415)         (1,209,878)
                                         ------------------   ------------------   -----------------
NET CHANGE IN NET ASSETS FROM INVESTMENT
  ACTIVITIES............................         (5,256,039)           1,296,255           1,278,258
                                         ------------------   ------------------   -----------------
FROM CAPITAL TRANSACTIONS:
Proceeds from Shares Sold...............         37,031,717           16,595,104          16,610,486
Net Asset Value of Shares Issued Through
  Dividend Reinvestment.................          2,056,860              924,200             683,838
Cost of Shares Repurchased..............        (10,970,966)          (3,838,934)         (4,637,600)
                                         ------------------   ------------------   -----------------
NET CHANGE IN NET ASSETS FROM CAPITAL
  TRANSACTIONS..........................         28,117,611           13,680,370          12,656,724
                                         ------------------   ------------------   -----------------
TOTAL INCREASE IN NET ASSETS............         22,861,572           14,976,625          13,934,982
NET ASSETS:
Beginning of the Period.................         47,093,213           32,116,588          18,181,606
                                         ------------------   ------------------   -----------------
End of the Period (Including accumulated
  undistributed net investment income of
  ($31,689), ($15,670) and $28,
  respectively)......................... $       69,954,785   $       47,093,213   $      32,116,588
                                         ==================   ==================   =================

*Distributions by Class
----------------------------------------------------------------------------------------------------
Distributions from and in Excess of Net
Investment Income:
  Class A Shares........................ $       (1,566,371)  $         (809,026)  $        (584,822)
  Class B Shares........................         (1,029,529)            (523,570)           (515,371)
  Class C Shares........................           (178,434)             (69,823)            (25,931)
                                         ------------------   ------------------   -----------------
                                         $       (2,774,334)  $       (1,402,419)  $      (1,126,124)
                                         ==================   ==================   =================
Distributions from Net Realized Gain:
  Class A Shares........................ $         (147,076)  $          (22,100)  $         (46,829)
  Class B Shares........................           (116,190)             (16,870)            (34,234)
  Class C Shares........................            (17,245)              (2,026)             (2,691)
                                         ------------------   ------------------   -----------------
                                         $         (280,511)  $          (40,996)  $         (83,754)
                                         ==================   ==================   =================

                                               See Notes to Financial Statements

                              FINANCIAL HIGHLIGHTS

       The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.
--------------------------------------------------------------------------------

                                                                                   July 29, 1994
                                                                                   (Commencement
                                        Nine Months                                of Investment
                        Year Ended         Ended         Year Ended December 31    Operations) to
                       September 30,   September 30,   ---------------------------  December 31,
Class A Shares             1999            1998         1997      1996      1995        1994
-------------------------------------------------------------------------------------------------
Net Asset Value,
  Beginning of the
  Period..............    $16.223         $15.734      $14.992   $15.048   $13.579    $14.300
                          -------         -------      -------   -------   -------    -------
  Net Investment
    Income............       .794            .596         .786      .816      .821       .302
  Net Realized and
    Unrealized
    Gain/Loss.........     (1.198)           .509         .795     (.074)    1.476      (.722)
                          -------         -------      -------   -------   -------    -------
Total from Investment
  Operations..........      (.404)          1.105        1.581      .742     2.297      (.420)
                          -------         -------      -------   -------   -------    -------
Less:
  Distributions from
    and in Excess of
    Net Investment
    Income............       .792            .599         .798      .798      .828       .301
  Distributions from
    Net Realized
    Gain..............       .088            .017         .041       -0-       -0-        -0-
                          -------         -------      -------   -------   -------    -------
Total Distributions...       .880            .616         .839      .798      .828       .301
                          -------         -------      -------   -------   -------    -------
Net Asset Value, End
  of the Period.......    $14.939         $16.223      $15.734   $14.992   $15.048    $13.579
                          =======         =======      =======   =======   =======    =======
Total Return*(a)......     (2.61%)          7.11%**     10.92%     5.14%    17.33%     (2.93%)**
Net Assets at End of
  the Period (In
  millions)...........    $  36.6         $  25.0      $  18.0   $   7.7   $   5.4    $   2.9
Ratio of Expenses to
  Average Net Assets*.       .33%            .39%         .64%      .31%      .21%       .26%
Ratio of Net
  Investment Income to
  Average Net Assets*.      5.03%           5.01%        5.16%     5.56%     5.63%      5.27%
Portfolio Turnover....        67%             53%**        60%      126%       51%        68%**
*If certain expenses had not been assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to
  Average Net
  Assets..............      1.23%           1.43%        1.47%     1.82%     2.10%      2.73%
Ratio of Net
  Investment Income to
  Average Net
  Assets..............      4.13%           3.97%        4.33%     4.04%     3.74%      2.81%

**Non-Annualized

(a) Total Return is based upon net asset value which does not include payment of the maximum sales charge or contingent deferred sales charge.

                                               See Notes to Financial Statements

       The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.
--------------------------------------------------------------------------------

                                                                                  July 29, 1994
                                                                                  (Commencement
                                       Nine Months                                of Investment
                       Year Ended         Ended         Year Ended December 31,   Operations) to
                      September 30,   September 30,   ---------------------------  December 31,
Class B Shares            1999            1998         1997      1996      1995        1994
------------------------------------------------------------------------------------------------
Net Asset Value,
Beginning of the
Period...............    $16.208         $15.727      $14.992   $15.046   $13.578    $14.300
                         -------         -------      -------   -------   -------    -------
  Net Investment
    Income...........       .679            .509         .684      .704      .713       .263
  Net Realized and
    Unrealized
    Gain/Loss........     (1.200)           .507         .782     (.068)    1.476      (.722)
                         -------         -------      -------   -------   -------    -------
Total from Investment
  Operations.........      (.521)          1.016        1.466      .636     2.189      (.459)
                         -------         -------      -------   -------   -------    -------
Less:
  Distributions from
    and in Excess of
    Net Investment
    Income...........       .684            .518         .690      .690      .721       .263
  Distributions from
    Net Realized
    Gain.............       .088            .017         .041       -0-       -0-        -0-
                         -------         -------      -------   -------   -------    -------
Total
  Distributions......       .772            .535         .731      .690      .721       .263
                         -------         -------      -------   -------   -------    -------
Net Asset Value, End
  of the Period......    $14.915         $16.208      $15.727   $14.992   $15.046    $13.578
                         =======         =======      =======   =======   =======    =======
Total Return*(a).....     (3.34%)          6.58%**     10.07%     4.37%    16.47%     (3.20%)**
Net Assets at End of
  the Period (In
  millions)..........    $  28.2         $  19.0      $  13.1   $  10.1   $   9.7    $   8.1
Ratio of Expenses to
  Average Net
  Assets*............      1.08%           1.14%        1.36%     1.07%      .93%       .96%
Ratio of Net
  Investment Income
  to Average Net
  Assets*............      4.27%           4.26%        4.49%     4.79%     4.93%      4.58%
Portfolio Turnover...        67%             53%**        60%      126%       51%        68%**
*If certain expenses had not been assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to
  Average Net
  Assets.............      1.98%           2.19%        2.18%     2.60%     2.82%      3.42%
Ratio of Net
  Investment Income
  to Average Net
  Assets.............      3.37%           3.21%        3.67%     3.26%     3.04%      2.12%

**Non-Annualized

(a) Total Return is based upon net asset value which does not include payment of the maximum sales charge or contingent deferred sales charge.

                                               See Notes to Financial Statements

       The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.
--------------------------------------------------------------------------------

                                                                                  July 29, 1994
                                                                                  (Commencement
                                       Nine Months                                of Investment
                       Year Ended         Ended         Year Ended December 31,   Operations) to
                      September 30,   September 30,   ---------------------------  December 31,
Class C Shares            1999            1998         1997      1996      1995        1994
------------------------------------------------------------------------------------------------
Net Asset Value,
Beginning of the
Period...............    $16.204         $15.726      $14.992   $15.041   $13.579    $14.300
                         -------         -------      -------   -------   -------    -------
  Net Investment
    Income...........       .682            .515         .676      .701      .711       .267
  Net Realized and
    Unrealized
    Gain/Loss........     (1.196)           .498         .789     (.060)    1.472      (.725)
                         -------         -------      -------   -------   -------    -------
Total from Investment
  Operations.........      (.514)          1.013        1.465      .641     2.183      (.458)
                         -------         -------      -------   -------   -------    -------
Less:
  Distributions from
    and in Excess of
    Net Investment
    Income...........       .684            .518         .690      .690      .721       .263
  Distributions from
    Net Realized
    Gain.............       .088            .017         .041       -0-       -0-        -0-
                         -------         -------      -------   -------   -------    -------
Total
  Distributions......       .772            .535         .731      .690      .721       .263
                         -------         -------      -------   -------   -------    -------
Net Asset Value, End
  of the Period......    $14.918         $16.204      $15.726   $14.992   $15.041    $13.579
                         =======         =======      =======   =======   =======    =======
Total Return*(a).....     (3.28%)          6.51%**     10.07%     4.44%    16.39%     (3.20%)**
Net Assets at End of
  the Period (In
  millions)..........    $   5.1         $   3.1      $   1.0   $    .4   $    .4    $    .2
Ratio of Expenses to
  Average Net
  Assets*............      1.08%           1.14%        1.41%     1.08%      .98%       .96%
Ratio of Net
  Investment Income
  to Average Net
  Assets*............      4.28%           4.22%        4.37%     4.78%     4.81%      4.58%
Portfolio Turnover...        67%             53%**        60%      126%       51%        68%**
*If certain expenses had not been assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to
  Average Net
  Assets.............      1.98%           2.18%        2.23%     2.61%     2.86%      3.42%
Ratio of Net
  Investment Income
  to Average Net
  Assets.............      3.38%           3.17%        3.55%     3.25%     2.93%      2.12%

**Non-Annualized

(a) Total Return is based upon net asset value which does not include payment of the maximum sales charge or contingent deferred sales charge.

                                               See Notes to Financial Statements

                         NOTES TO FINANCIAL STATEMENTS

                               September 30, 1999
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen New York Tax Free Income Fund (the "Fund") is organized as a series of the Van Kampen Tax Free Trust, a Delaware business trust, and is registered as a non-diversified open-end management investment company under the Investment Company Act of 1940, as amended. The Fund's investment objective is to provide investors with a high level of current income exempt from federal, New York State and New York City income taxes, consistent with preservation of capital. The Fund seeks to achieve its investment objective by investing at least 80% of its assets in a portfolio of New York municipal securities rated investment grade at the time of investment. The Fund commenced investment operations on July 29, 1994.

    The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION--Municipal bonds are valued by independent pricing services or dealers using the mean of the bid and asked prices or, in the absence of market quotations, at fair value based upon yield data relating to municipal bonds with similar characteristics and general market conditions. Securities which are not valued by independent pricing services are valued at fair value using procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost.

B. SECURITY TRANSACTIONS--Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Fund may purchase and sell securities on a "when issued" or "delayed delivery" basis, with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Fund will maintain, in a segregated account with its custodian, assets having an aggregate value at least equal to the amount of the when issued or delayed delivery purchase commitments until payment is made.

                               September 30, 1999
--------------------------------------------------------------------------------

C. INCOME AND EXPENSES--Interest income is recorded on an accrual basis. Bond premium and original issue discount on securities purchased are amortized over the expected life of each applicable security. Income and expenses of the Fund are allocated on a pro rata basis to each class of shares, except for distribution and service fees and transfer agency costs which are unique to each class of shares.

D. ORGANIZATIONAL COSTS--The Fund has reimbursed Van Kampen Funds Inc. or its affiliates (collectively "Van Kampen") for costs incurred in connection with the Fund's organization in the amount of $75,000. These costs were amortized on a straight line basis over the 60 month period ended July 28, 1999.

E. FEDERAL INCOME TAXES--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income, if any, to its shareholders. Therefore, no provision for federal income taxes is required.
    At September 30, 1999, for federal income tax purposes, cost of long- and short-term investments is $74,876,539; the aggregate gross unrealized appreciation is $918,063 and the aggregate gross unrealized depreciation is $2,629,695, resulting in net unrealized depreciation on long- and short-term investments of $1,711,632.
    Net realized gains or losses may differ for financial reporting and tax reporting purposes primarily as a result of post-October losses which may not be recognized for tax purposes until the first day of the following fiscal year.

F. DISTRIBUTION OF INCOME AND GAINS--The Fund declares daily and pays monthly dividends from net investment income. Net realized gains, if any, are distributed annually. Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income for tax purposes.
    Due to inherent differences in the recognition of expenses under generally accepted accounting principles and federal income tax purposes, the amount of distributed net investment income may differ for a particular period. These differences are temporary in nature, but may result in book basis distribution in excess of net investment income for certain periods.

                               September 30, 1999
--------------------------------------------------------------------------------

G. EXPENSE REDUCTIONS--During the year ended September 30, 1999, the Fund's custody fee was reduced by $995 as a result of credits earned on overnight cash balances.

2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES
Under the terms of the Fund's Investment Advisory Agreement, Van Kampen Investment Advisory Corp. (the "Adviser"), will provide investment advice and facilities to the Fund for an annual fee payable monthly as follows:

AVERAGE NET ASSETS                                        % PER ANNUM
---------------------------------------------------------------------
First $500 million....................................    .600 of 1%
Over $500 million.....................................    .500 of 1%

    For the year ended September 30, 1999, the Adviser voluntarily waived $353,477 of its investment advisory fees and assumed $180,785 of the Fund's other expenses. This waiver is voluntary in nature and can be discontinued at the Adviser's discretion.

    For the year ended September 30, 1999, the Fund recognized expenses of approximately $5,400, representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Fund, of which a trustee of the Fund is an affiliated person. All of this expense has been assumed by Van Kampen.

    For the year ended September 30, 1999, the Fund recognized expenses of approximately $69,900 representing Van Kampen's cost of providing accounting and legal services to the Fund. A portion of this cost has been assumed by Van Kampen.

    Van Kampen Investor Services Inc., an affiliate of the Adviser, serves as the shareholder servicing agent of the Fund. For the year ended September 30, 1999, the Fund recognized expenses of approximately $15,200. Transfer agency fees are determined through negotiations with the Fund's Board of Trustees and are based on competitive market benchmarks.

    Certain officers and trustees of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or trustees who are officers of Van Kampen.

    The Fund provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation to a later date. Benefits under the retirement plan are payable for a ten-year period and are based upon each trustee's years of service to the Fund. The maximum annual benefit per trustee under the plan is $2,500.

                               September 30, 1999
--------------------------------------------------------------------------------

    At September 30, 1999, Van Kampen owned 100 shares each of Classes A, B and
C.

3. CAPITAL TRANSACTIONS
At September 30, 1999, capital aggregated $37,735,427, $28,665,275 and $5,387,748 for Classes A, B and C, respectively. For the year ended September 30, 1999, transactions were as follows:

                                                  SHARES         VALUE
--------------------------------------------------------------------------
Sales:
  Class A......................................  1,174,020    $ 18,522,207
  Class B......................................    984,624      15,451,431
  Class C......................................    195,063       3,058,079
                                                ----------    ------------
Total Sales....................................  2,353,707    $ 37,031,717
                                                ==========    ============
Dividend Reinvestment:
  Class A......................................     82,755    $  1,297,421
  Class B......................................     39,877         624,335
  Class C......................................      8,638         135,104
                                                ----------    ------------
Total Dividend Reinvestment....................    131,270       2,056,860
                                                ==========    ============
Repurchases:
  Class A......................................   (347,401)   $ (5,425,572)
  Class B......................................   (302,183)     (4,719,677)
  Class C......................................    (53,303)       (825,717)
                                                ----------    ------------
Total Repurchases..............................   (702,887)   $(10,970,966)
                                                ==========    ============

                               September 30, 1999
--------------------------------------------------------------------------------

    At September 30, 1998, capital aggregated $23,341,371, $17,309,186, and
$3,020,282 for Classes A, B and C, respectively. For the nine months ended September 30, 1998, transactions were as follows:

                                                   SHARES         VALUE
--------------------------------------------------------------------------
Sales:
  Class A.......................................    520,265    $ 8,251,633
  Class B.......................................    391,237      6,192,887
  Class C.......................................    135,402      2,150,584
                                                 ----------    -----------
Total Sales.....................................  1,046,904    $16,595,104
                                                 ==========    ===========
Dividend Reinvestment:
  Class A.......................................     39,009    $   619,536
  Class B.......................................     16,654        264,369
  Class C.......................................      2,532         40,295
                                                 ----------    -----------
Total Dividend Reinvestment.....................     58,195    $   924,200
                                                 ==========    ===========
Repurchases:
  Class A.......................................   (160,416)   $(2,542,226)
  Class B.......................................    (72,177)    (1,139,992)
  Class C.......................................     (9,896)      (156,716)
                                                 ----------    -----------
Total Repurchases...............................   (242,489)   $(3,838,934)
                                                 ==========    ===========

                               September 30, 1999
--------------------------------------------------------------------------------

    At December 31, 1997, capital aggregated $17,012,428, $11,991,922, and
$986,119 for Classes A, B and C, respectively. For the year ended December 31, 1997, transactions were as follows:

                                                  SHARES         VALUE
-------------------------------------------------------------------------
Sales:
  Class A.......................................   704,992    $10,792,140
  Class B.......................................   335,132      5,071,998
  Class C.......................................    48,608        746,348
                                                 ---------    -----------
Total Sales..................................... 1,088,732    $16,610,486
                                                 =========    ===========
Dividend Reinvestment:
  Class A.......................................    27,283    $   418,784
  Class B.......................................    15,994        244,789
  Class C.......................................     1,318         20,265
                                                 ---------    -----------
Total Dividend Reinvestment.....................    44,595    $   683,838
                                                 =========    ===========
Repurchases:
  Class A.......................................  (103,563)   $(1,589,463)
  Class B.......................................  (193,090)    (2,927,339)
  Class C.......................................    (7,857)      (120,798)
                                                 ---------    -----------
Total Repurchases...............................  (304,510)   $(4,637,600)
                                                 =========    ===========

    Class B and C shares are offered without a front end sales charge, but are subject to a contingent deferred sales charge (CDSC). Class B shares will automatically convert to Class A shares after the eighth year following purchase. The CDSC will be imposed on most redemptions made within six years of the purchase for Class B and one year of the purchase for Class C as detailed in the following schedule.

                                                    CONTINGENT DEFERRED
                                                        SALES CHARGE
                                                 --------------------------
YEAR OF REDEMPTION                               CLASS B            CLASS C
---------------------------------------------------------------------------
First........................................      4.00%              1.00%
Second.......................................      3.75%               None
Third........................................      3.50%               None
Fourth.......................................      2.50%               None
Fifth........................................      1.50%               None
Sixth........................................      1.00%               None
Seventh and Thereafter.......................       None               None

                               September 30, 1999
--------------------------------------------------------------------------------

    For the year ended September 30, 1999, Van Kampen, as Distributor for the Fund, received commissions on sales of the Fund's Class A shares of approximately $25,700 and CDSC on redeemed shares of approximately $73,300. Sales charges do not represent expenses of the Fund.

4. INVESTMENT TRANSACTIONS

For the year ended September 30, 1999, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $70,060,386 and $39,573,306, respectively.

5. DISTRIBUTION AND SERVICE PLANS

The Fund and its shareholders have adopted a distribution plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 and a service plan (collectively the "Plans"). The Plans govern payments for the distribution of the Fund's shares, ongoing shareholder services and maintenance of shareholder accounts.

    Annual fees under the Plans of up to .25% of Class A net assets and 1.00% each of Class B and Class C net assets are accrued daily. Included in these fees for the year ended September 30, 1999, are payments retained by Van Kampen of approximately $210,000.

                       REPORT OF INDEPENDENT ACCOUNTANTS

The Board of Trustees and Shareholders of
Van Kampen New York Tax Free Income Fund:

We have audited the accompanying statement of assets and liabilities of Van Kampen New York Tax Free Income Fund (the "Fund"), including the portfolio of investments, as of September 30, 1999, the related statement of operations for the year then ended, the statement of changes in net assets for the year then ended, for the nine-month period ended September 30, 1998, and for the year ended December 31, 1997, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

    We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 1999, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Van Kampen New York Tax Free Income Fund as of September 30, 1999, the results of its operations for the year then ended, the changes in its net assets for the year then ended, for the nine-month period ended September 30, 1998, and for the year ended December 31, 1997, and the financial highlights for each of the periods presented, in conformity with generally accepted accounting principles.

                                                     [KPMG LLP SIG]
Chicago, Illinois
November 11, 1999

                                VAN KAMPEN FUNDS

GROWTH
   Aggressive Growth
   American Value*
   Emerging Growth
   Enterprise
   Equity Growth
   Focus Equity
   Growth
   Pace
   Small Cap Value
   Technology

GROWTH AND INCOME
   Comstock
   Equity Income
   Growth and Income
   Harbor
   Real Estate Securities
   Utility
   Value

GLOBAL/INTERNATIONAL
   Asian Growth
   Emerging Markets
   European Equity
   Global Equity
   Global Equity Allocation
   Global Fixed Income
   Global Franchise
   Global Government Securities
   Global Managed Assets
   International Magnum
   Latin American
   Short-Term Global Income*
   Strategic Income
   Worldwide High Income

INCOME
   Corporate Bond
   Government Securities
   High Income Corporate Bond
   High Yield
   High Yield & Total Return
   Limited Maturity Government
   U.S. Government
   U.S. Government Trust for Income

CAPITAL PRESERVATION
   Reserve
   Tax Free Money

SENIOR LOAN
   Prime Rate Income Trust
   Senior Floating Rate

TAX FREE
   California Insured Tax Free
   Florida Insured Tax Free Income
   High Yield Municipal
   Insured Tax Free Income
   Intermediate Term Municipal Income
   Municipal Income
   New York Tax Free Income
   Pennsylvania Tax Free Income
   Tax Free High Income

To find out more about any of these funds, ask your financial advisor for a prospectus, which contains more complete information, including sales charges, risks, and ongoing expenses. Please read it carefully before you invest or send money.

To view a current Van Kampen fund prospectus or to receive additional fund information, choose from one of the following:

- visit our Web site at WWW.VANKAMPEN.COM--to view a prospectus, select Download Prospectus

- call us at 1-800-341-2911 weekdays from 7:00 a.m. to 7:00 p.m. Central time. Telecommunications Device for the Deaf users, call 1-800-421-2833.

- e-mail us by visiting WWW.VANKAMPEN.COM and selecting Contact Us

* Closed to new investors

                    VAN KAMPEN NEW YORK TAX FREE INCOME FUND

BOARD OF TRUSTEES

J. MILES BRANAGAN

JERRY D. CHOATE

RICHARD M. DEMARTINI*

LINDA HUTTON HEAGY

R. CRAIG KENNEDY

JACK E. NELSON

DON G. POWELL*

PHILLIP B. ROONEY

FERNANDO SISTO

WAYNE W. WHALEN* - Chairman

SUZANNE H. WOOLSEY, PH.D.

PAUL G. YOVOVICH

OFFICERS

RICHARD F. POWERS, III*
President

DENNIS J. MCDONNELL*
Executive Vice President and Chief Investment Officer

A. THOMAS SMITH III*
Vice President and Secretary

JOHN L. SULLIVAN*
Vice President, Treasurer and Chief Financial Officer

CURTIS W. MORELL*
Vice President and Chief Accounting Officer

TANYA M. LODEN*
Controller

STEPHEN L. BOYD*

PETER W. HEGEL*

MICHAEL H. SANTO*

EDWARD C. WOOD, III*
Vice Presidents

INVESTMENT ADVISER

VAN KAMPEN
INVESTMENT ADVISORY CORP.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

DISTRIBUTOR

VAN KAMPEN FUNDS INC.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

SHAREHOLDER SERVICING AGENT

VAN KAMPEN INVESTOR
SERVICES INC.
P.O. Box 218256
Kansas City, Missouri 64121-8256

CUSTODIAN

STATE STREET BANK AND TRUST COMPANY
225 Franklin Street
P.O. Box 1713
Boston, Massachusetts 02105

LEGAL COUNSEL

SKADDEN, ARPS, SLATE,
MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT ACCOUNTANTS

KPMG LLP
303 East Wacker Drive
Chicago, Illinois 60601

For the year ended September 30, 1999, 100% of the income distributions made by the Fund were exempt from federal income taxes. In January 2000, the Fund will provide tax information to shareholders for the 1999 calendar year.

* "Interested" persons of the Fund, as defined in the Investment Company Act of 1940.

(C) Van Kampen Funds Inc., 1999. All rights reserved.

(SM) denotes a service mark of Van Kampen Funds Inc.

This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution to prospective investors unless it has been preceded or is accompanied by an effective prospectus of the Fund which contains additional information on how to purchase shares and other pertinent data. After March 31, 2000, the report must, if used with prospective investors, be accompanied by a quarterly performance update.

                         YEAR 2000 READINESS DISCLOSURE

Like other mutual funds, financial and business organizations and individuals around the world, the Fund could be adversely affected if the computer systems used by the Fund's investment adviser and other service providers do not properly process and calculate date-related information and data from and after January 1, 2000. This is commonly known as the "Year 2000 Problem." The Fund's investment adviser is taking steps that it believes are reasonably designed to address the Year 2000 Problem with respect to computer systems that it uses and to obtain reasonable assurances that comparable steps are being taken by the Fund's other major service providers. At this time, there can be no assurances that these steps will be sufficient to avoid any adverse impact to the Fund. In addition, the Year 2000 Problem may adversely affect the markets and the issuers of securities in which the Fund may invest that, in turn, may adversely affect the net asset value of the Fund. Improperly functioning trading systems may result in settlement problems and liquidity issues. In addition, corporate and governmental data processing errors may result in production problems for individual companies or issuers and overall economic uncertainty. Earnings of individual issuers will be affected by remediation costs, which may be substantial and may be reported inconsistently in U.S. and foreign financial statements. Accordingly, the Fund's investments may be adversely affected. The statements above are subject to the Year 2000 Information and Readiness Disclosure Act, which may limit the legal rights regarding the use of such statements in the case of dispute.